UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

PowerSchool Holdings, Inc.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required

☒	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PowerSchool Holdings, Inc.

150 Parkshore Drive

Folsom, CA 95630

NOTICE OF WRITTEN CONSENT AND APPRAISAL RIGHTS

AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

To our Stockholders:

This notice of written consent and appraisal rights and information statement is being furnished to the holders of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of PowerSchool Holdings, Inc., a Delaware corporation (“PowerSchool”), in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 6, 2024, by and among PowerSchool, BCPE Polymath Buyer, Inc., a Delaware corporation (“Parent”), and BCPE Polymath Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). A summary of the Merger Agreement is provided in the accompanying information statement and a copy of the Merger Agreement is attached as Annex A to the accompanying information statement, and each are incorporated by reference into this notice. Parent and Merger Sub are affiliates of investment funds advised by Bain Capital Private Equity, LP (“Bain”). Pursuant to the Merger Agreement, Merger Sub will merge with and into PowerSchool (the “Merger”), with PowerSchool surviving such merger as a wholly owned subsidiary of Parent. Upon consummation of the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, each share of Class A Common Stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (including each share of Class A Common Stock resulting from the exchange of limited liability company units of PowerSchool Holdings LLC (“LLC Units”)) will be cancelled, extinguished and converted into the right to receive an amount in cash equal to $22.80, without interest and less any applicable withholding taxes. However, the Merger consideration will not be paid in respect of (i) shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”), of PowerSchool issued and outstanding immediately prior to the Effective Time, which will be cancelled and extinguished without conversion thereof or consideration paid in exchange; (ii) any shares of Company Common Stock held by PowerSchool as treasury stock or owned by Parent or any of its affiliates or subsidiaries (including Merger Sub), in each case as of immediately prior to the Effective Time, which will automatically be cancelled and extinguished without conversion thereof or consideration paid in exchange; (iii) certain shares of Class A Common Stock and LLC Units held by the Principal Stockholders (as defined below), which will be transferred to BCPE Polymath Topco, LP, a Delaware limited partnership and affiliate of investment funds advised by Bain, immediately prior to the Effective Time, pursuant to support and rollover agreements entered into in connection with the Merger Agreement; and (iv) those shares of Class A Common Stock held by any person who is entitled to demand and who has properly demanded appraisal of such shares of Class A Common Stock under Delaware law and not withdrawn his, her or its demand for appraisal or has not lost or waived such rights.

The board of directors of PowerSchool (the “Board”), formed a Special Committee of the Board (the “Special Committee”), comprised solely of independent and disinterested members of the Board, to review, evaluate and provide input on a potential sale of PowerSchool and certain alternatives thereto (including remaining an independent company), to determine whether such a potential sale is advisable and fair to and in the best interest of PowerSchool and its stockholders and to recommend to the Board what action, if any, should be taken with respect to the potential sale of PowerSchool. In connection with the formation of the Special Committee, the Board resolved that it would not approve any potential sale of PowerSchool that would involve the Principal Stockholders participating in an equity rollover or receiving payments under the Tax Receivable Agreement without a prior favorable recommendation from the Special Committee. The Special Committee, as more fully described in the accompanying information statement, unanimously (i) determined that it is fair to, and in the best interests of, PowerSchool and its stockholders (including its “unaffiliated security holders” as such term is defined in Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Unaffiliated Stockholders)), and declared it advisable, to enter into the Merger Agreement providing for the Merger, with PowerSchool being the surviving corporation in the Merger in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth therein; (ii) resolved to recommend that the Board approve and adopt the Merger Agreement; and (iii) resolved to recommend that the Board submit the Merger Agreement to PowerSchool’s stockholders for their adoption and recommend that PowerSchool’s stockholders vote in favor of the Merger Agreement.

The Board, acting on the unanimous recommendation of the Special Committee, has (i) determined that it is fair to, and in the best interests of, PowerSchool and its stockholders (including the Unaffiliated Stockholders), and declared it advisable, to enter into the Merger Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement by PowerSchool, the performance by PowerSchool of its covenants and other obligations thereunder, and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions set forth therein; (iii) directed that the adoption of the Merger Agreement be submitted for consideration by PowerSchool’s stockholders in accordance with the Merger Agreement; and (iv) resolved to recommend that PowerSchool’s stockholders approve and adopt the Merger Agreement in accordance with the DGCL.

The adoption of the Merger Agreement by PowerSchool’s stockholders required the affirmative vote or written consent by holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon. On June 7, 2024, Severin Topco, LLC, Vista Equity Partners Fund VI, L.P., Vista Equity Partners Fund VI-A, L.P., VEPF VI FAF, L.P., Onex Partners IV Select LP, Onex US Principals LP, Onex Partners IV LP, Onex Partners IV GP LP, Onex Partners IV PV LP, Onex Powerschool LP and Pinnacle Holdings I L.P. (collectively, the “Principal Stockholders”), which together on June 6, 2024 beneficially owned 105,321,745 shares of Class A Common Stock and 36,914,501 shares of Class B Common Stock, representing approximately 69.8% of the aggregate voting power of the issued and outstanding shares of Company Common Stock, delivered a written consent approving and adopting in all respects the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (the “Stockholder Consent”). As a result, no further action by any stockholder of PowerSchool is required under applicable law or the Merger Agreement (or otherwise) to adopt the Merger Agreement, and PowerSchool will not be soliciting your vote for or consent to the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement and will not call a stockholders’ meeting for purposes of voting on the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement. This notice and the accompanying information statement shall constitute notice to you from PowerSchool of the Stockholder Consent contemplated by Section 228(e) of the DGCL.

Under Section 262 of the DGCL, if the Merger is completed, subject to compliance with the requirements of Section 262 of the DGCL, holders of shares of Class A Common Stock, other than the Principal Stockholders, will have the right to seek an appraisal for, and be paid the “fair value” in cash of, their shares of Class A Common Stock (as determined by the Delaware Court of Chancery), together with interest, if any, on the amount determined to be fair value, instead of receiving the Merger consideration. To exercise your appraisal rights, you must submit a written demand for an appraisal to PowerSchool no later than twenty (20) days after the mailing of this information statement, which mailing date is September 4, 2024, and comply precisely with other procedures

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set forth in Section 262 of the DGCL, which are summarized in the accompanying information statement. A copy of Section 262 of the DGCL is attached to the accompanying information statement as Annex G. This notice and the accompanying information statement shall constitute notice to you from PowerSchool of the availability of appraisal rights under Section 262 of the DGCL in connection with the Merger.

We urge you to read the entire information statement carefully. If the Merger is completed, you will receive instructions regarding payment for your shares of Class A Common Stock.

BY ORDER OF THE BOARD OF DIRECTORS,

Hardeep Gulati	Michael C. Bisignano
Chief Executive Officer	Chief Legal Officer

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying information statement. Any representation to the contrary is a criminal offense.

This information statement is dated September 4, 2024 and is first being mailed to stockholders on or about September 4, 2024.

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SUMMARY

This summary highlights selected information from this information statement and may not contain all of the information that is important to you. To fully understand the Merger, as defined and as described below, contemplated by the Agreement and Plan of Merger, dated as of June 6, 2024 (the “Merger Agreement”), by and among PowerSchool Holdings, Inc., a Delaware corporation (“PowerSchool”), BCPE Polymath Buyer, Inc., a Delaware corporation (“Parent”), and BCPE Polymath Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and for a more complete description of the legal terms of the Merger, you should carefully read this entire information statement, the annexes attached to this information statement and the documents referred to or incorporated by reference in this information statement, as well as the related Schedule 13E-3. We have included page references in parentheses to direct you to the appropriate place in this information statement for a more complete description of the topics presented in this summary. In this information statement, the terms “PowerSchool,” “Company,” “we,” “us” and “our” refer to PowerSchool Holdings, Inc. Throughout this information statement, we refer to Bain Capital Private Equity, LP as “Bain” and references to the “Bain Entities” shall mean, collectively, Bain Capital Investors, LLC, a Delaware limited liability company, Bain Capital XIII General Partner, LLC, a Delaware limited liability company, Bain Capital Fund XIII, L.P., a Delaware limited partnership, BCPE Polymath Topco GP, LLC, a Delaware limited liability company, BCPE Polymath Topco, LP, a Delaware limited partnership, BCPE Polymath Parent, Inc., a Delaware corporation, and BCPE Polymath Intermediate, LLC, a Delaware limited liability company. The Bain Entities, together with Parent and Merger Sub are referred to, collectively, as the “Bain Filing Parties.” All references in this information statement to terms defined in the notice to which this information statement is attached have the meanings provided in that notice. This information statement is dated September 4, 2024 and is first being mailed to our stockholders on or about September 4, 2024.

Since the transactions contemplated by the Merger Agreement, including the Merger, constitute a “going private” transaction under the rules of the Securities and Exchange Commission (the “SEC”), PowerSchool, the Principal Stockholders (as defined below), the Bain Filing Parties and certain of their affiliates have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the transactions contemplated by the Merger Agreement, including the Merger. You may obtain any additional information about the Schedule 13E-3 under the caption entitled “Where You Can Find More Information”.

The Parties to the Merger Agreement (page 99)

PowerSchool. PowerSchool, based in Folsom, California, provides a comprehensive suite of solutions that includes the mission-critical system of record used by state Departments of Education, districts and schools, who leverage our solutions to deliver insights and analytics to improve education outcomes. As of June 30, 2024, PowerSchool serves more than 18,000 customers, including over 90 of the 100 largest districts by student enrollment in the United States, over 30 state-, province-, and territory-wide contracts in North America, and sells solutions in over 90 countries globally. PowerSchool’s platform is embedded in school workflows and is used by educators, students, administrators, and parents on a daily basis. PowerSchool’s principal executive offices are located at 150 Parkshore Drive, Folsom, California 95630 and its telephone number is (877) 873-1550. PowerSchool’s website is www.powerschool.com. The information contained on, or accessible through, PowerSchool’s website is not part of this information statement. Additional information about PowerSchool is included in documents incorporated by reference into this information statement and our filings with the SEC, copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information” beginning on page 145.

PowerSchool’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), is listed with, and trades on, the New York Stock Exchange (the “NYSE”) under the ticker symbol “PWSC”.

Parent. Parent is a Delaware corporation that was formed solely for the purpose of entering into the Merger Agreement, consummating the Merger and engaging in the transactions contemplated by the Merger Agreement. Parent is wholly owned by BCPE Polymath Intermediate, LLC and is an affiliate of investment funds advised by Bain. After the consummation of the Merger (the “Closing”), Parent will be the parent company of PowerSchool. Parent’s principal executive offices are located at c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, MA 02116 and its telephone number is (617) 516-2000.

Merger Sub. Merger Sub was formed by Parent solely for the purpose of entering into the Merger Agreement, consummating the Merger and engaging in the transactions contemplated by the Merger Agreement with PowerSchool. Merger Sub is a wholly owned subsidiary of Parent and has not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the Merger, Merger Sub will cease to exist. Merger Sub’s principal executive offices are located at c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, MA 02116 and its telephone number is (617) 516-2000.

The Merger (page 100)

On June 6, 2024, PowerSchool entered into the Merger Agreement with Parent and Merger Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with Delaware law, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into PowerSchool, with PowerSchool continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent (the “Merger”). Unless otherwise set out in the Merger Agreement, because the Merger consideration will be paid in cash, you will receive no equity interest in Parent in consideration for your shares of Class A Common Stock, and after the Effective Time you will not own any shares of Class A Common Stock.

The Merger Consideration (page 101)

Upon consummation of the Merger, each issued and outstanding share of Class A Common Stock (including each share of Class A Common Stock resulting from the exchange of limited liability company units of PowerSchool Holdings LLC (“LLC Units”)), other than (i) any shares of Class A Common Stock held by PowerSchool as treasury stock or owned by Parent or any of its affiliates or subsidiaries (including Merger Sub), in each case as of immediately prior to the Effective Time, which will automatically be cancelled and extinguished without conversion thereof or consideration paid in exchange (“Owned Company Shares”), (ii) certain shares of Class A Common Stock (the “Rollover Shares”), which will be transferred together with certain LLC Units (the “Rollover Units”) held by the Principal Stockholders to BCPE Polymath Topco, LP, a Delaware limited partnership and affiliate of investment funds advised by Bain (“BCPE Topco”), immediately prior to the Effective Time, pursuant to support and rollover agreements entered into in connection with the Merger Agreement and (iii) shares of Class A Common Stock held by holders who have not consented to the adoption of the Merger Agreement in writing and who have properly exercised appraisal rights with respect to their shares in accordance with, and who have complied with, Section 262 of the General Corporation Law of the State of Delaware (the “DGCL” and such shares, “Appraisal Shares”), will be converted into the right to receive $22.80 in cash without interest thereon (the “Per Share Price”), after giving effect to any required withholding taxes (the “Merger Consideration”). The Merger Consideration will not be paid in respect of any shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”), of PowerSchool issued and outstanding immediately prior to the Effective Time, which will automatically be cancelled and extinguished without conversion thereof or consideration paid in exchange. Additionally, please see “—Treatment of PowerSchool Equity Awards in the Merger” below for information on the treatment of PowerSchool’s equity awards in the Merger.

We encourage you to read the Merger Agreement, which is attached as Annex A to this information statement, as it is the legal document that governs the Merger and the other transactions contemplated by the Merger Agreement.

Treatment of PowerSchool Equity Awards in the Merger (page 87)

At the Effective Time, each award of restricted stock units with respect to shares of our Class A Common Stock (each a “Company RSU”) that is outstanding and vested but not yet settled as of immediately prior to the Effective Time or that vests in accordance with its terms as a result of the consummation of the transactions contemplated by the Merger Agreement (each, a “Vested Company RSU”) will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time. As promptly as reasonably practicable, but in any event in no less than five business days after the first regularly scheduled payroll date after the Closing date, the holders of Vested Company RSUs will be paid by PowerSchool or the Surviving Corporation, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect of Vested Company RSUs that are cancelled and converted into a cash payment, less any required withholding taxes.

At the Effective Time, each Company RSU award outstanding immediately prior to the Effective Time that is not a Vested Company RSU (each, an “Unvested Company RSU”) will automatically be cancelled and converted into a right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time (the “Cash Replacement Company RSU Amount”), which Cash Replacement Company RSU Amount will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSU award for which the Cash Replacement Company RSU Amount was exchanged would have vested and been payable pursuant to their terms, and shall otherwise have the same terms and conditions as applied to the Unvested Company RSU award for which it was exchanged. The Surviving Corporation shall pay any portion of the Cash Replacement Company RSU Amount that vests to the applicable holder no later than 30 days following the date on which such portion vests.

At the Effective Time, each award of market share units with respect to shares of our Class A Common Stock outstanding as of immediately prior to the Effective Time (each, a “Company MSU”) will automatically be cancelled and converted into a restricted stock unit award with respect to the common equity in Parent, the Surviving Corporation or one of its subsidiaries, or a direct or indirect parent entity of Parent (the “Replacement Company MSU Award”), with the number of shares or units covered by such Replacement Company MSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company MSU as of immediately prior to the Effective Time (with the performance factor based on the Per Share Price) and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable affiliate thereof in good faith). The Replacement Company MSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent through the applicable vesting dates, vest and be settled at the same time as the Company MSUs for which such Replacement Company MSU Award was exchanged would have vested and been settled pursuant to their terms, and will otherwise have the same terms and conditions (including with respect to service-based vesting conditions but excluding any performance-based vesting conditions) as applied to the Company MSUs for which it was exchanged; however, upon settlement of such Replacement Company MSU Award, the holder thereof will be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation, or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes.

At the Effective Time, each award of performance share units of the Company outstanding as of immediately prior to the Effective Time (each a “Company PSU”) will automatically be cancelled and converted into a performance stock unit award with respect to the common equity in Parent, the Surviving Corporation or one of its subsidiaries, or a direct or indirect parent entity of Parent (the “Replacement Company PSU Award”), with the number of shares or units covered by such Replacement Company PSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company PSU as of immediately prior to the Effective Time (assuming target level of performance) and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable affiliate thereof in good faith). The Replacement Company PSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent through the applicable vesting dates and satisfaction of the applicable performance condition applicable to such Company PSUs, vest and be settled at the same time as the Company PSUs for which such Replacement Company PSU Award was exchanged would have vested and been settled pursuant to their terms, and will otherwise have the same terms and conditions (including with respect to service-based and performance-based vesting conditions) as applied to the Company PSUs for which it was exchanged; however, upon settlement of such Replacement Company PSU Award, the holder thereof will be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation, or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes.

Treatment of LLC Units of PowerSchool Holdings LLC (page 81)

Prior to and conditioned upon the Closing, PowerSchool shall deliver written notice (as such notice may be updated from time to time) to Severin Topco, LLC (“Severin Topco”) of the expected Change of Control (as defined in the Amended and Restated Limited Liability Company of PowerSchool Holdings LLC, dated as of July 27, 2021, as amended (the “Holdings LLC Agreement”) and shall thereafter take all reasonable actions to effect a Change of Control Exchange (as defined in the holdings LLC Agreement) with respect to any Exchangeable Units (as defined in the Holdings LLC Agreement) (other than Rollover Units) held by Severin Topco (or any Person who has executed a joinder to the Exchange Agreement, dated as of July 27, 2021, by and between PowerSchool, PowerSchool Holdings LLC and Severin Topco (the “Exchange Agreement”) holding Exchangeable Units) as of immediately prior to the Change of Control Exchange, including each Exchangeable Unit that is a Participation Threshold Unit (as defined in the Holdings LLC Agreement) and the corresponding shares of Class B Common Stock in the manner specified in the Exchange Agreement on such Change of Control Exchange Date (as defined in the Exchange Agreement). The Change of Control Exchange shall be contingent upon, and effective as of immediately prior to, the Effective Time. Pursuant to the Holdings LLC Agreement, each share of Class B Common Stock surrendered in the Change of Control Exchange shall automatically be deemed cancelled without any action on the part of any person.

Prior to the Effective Time, PowerSchool shall take, and shall cause Severin Topco to take, such action as is necessary to provide that any outstanding Participation Threshold Unit shall be fully vested (to the extent unvested) as of immediately prior to the Change of Control Exchange and thereafter shall automatically, and without any action on the part of Parent, Merger Sub, PowerSchool or the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) (x) the Per Share Price less (y) the applicable participation threshold with respect to such Participation Threshold Unit and (ii) the total number of shares of Class A Common Stock subject to such Participation Threshold Unit immediately following the Change of Control Exchange and immediately prior to the Effective Time.

Recommendation of the Special Committee and the Board; Reasons for the Merger (page 45)

After consideration of various factors as discussed in “Special Factors—Recommendation of the Special Committee and the Board; Reasons for the Merger” beginning on page 45, (a) the Special Committee unanimously (i) determined that it is fair to, and in the best interests of, PowerSchool and its stockholders (including unaffiliated security holders” as such term is defined in Rule 13e-3 (the “Unaffiliated Stockholders”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and declared it advisable, to enter into the Merger Agreement providing for the Merger, with PowerSchool being the Surviving Corporation and a wholly owned subsidiary of Parent after the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth therein; (ii) resolved to recommend that the Board approve and adopt the Merger Agreement; and (iii) resolved to recommend that the Board submit the Merger Agreement to PowerSchool’s stockholders for their adoption and recommend that PowerSchool’s stockholders vote in favor of the adoption of the Merger Agreement; and (b) the Board (acting on the recommendation of the Special Committee) (i) determined that it is fair to, and in the best interests of, PowerSchool and its stockholders (including the Unaffiliated Stockholders), and declared it advisable, to enter into the Merger Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement by PowerSchool, the performance by PowerSchool of its covenants and other obligations thereunder, and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions set forth therein; (iii) directed that the adoption of the Merger Agreement be submitted for consideration by PowerSchool’s stockholders in accordance with the Merger Agreement; and (iv) resolved to recommend that PowerSchool’s stockholders approve and adopt the Merger Agreement in accordance with the DGCL.

Required Stockholder Approval for the Merger (page 55)

Under Delaware law and PowerSchool’s certificate of incorporation, the adoption of the Merger Agreement by our stockholders required the affirmative vote or written consent of stockholders of PowerSchool holding in the aggregate at least a majority of the outstanding shares of Company Common Stock entitled to vote thereon. As of June 6, 2024, the record date for determining stockholders of PowerSchool entitled to vote on the adoption of the Merger Agreement, there were 166,088,147 shares of Class A Common Stock and 37,654,059 shares of Class B Common Stock outstanding. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally, including adoption of the Merger Agreement.

On June 7, 2024, following the execution of the Merger Agreement, Severin Topco, Vista Equity Partners Fund VI, L.P., Vista Equity Partners Fund VI-A, L.P., VEPF VI FAF, L.P., Onex Partners IV Select LP, Onex US Principals LP, Onex Partners IV LP, Onex Partners IV GP LP, Onex Partners IV PV LP, Onex Powerschool LP and Pinnacle Holdings I L.P. (collectively, the “Principal Stockholders”), which as of June 6, 2024 collectively beneficially owned and had sole power to vote 105,321,745 shares of Class A Common Stock and 36,914,501 shares of Class B Common Stock, representing approximately 69.8% of the aggregate voting power of the issued and outstanding shares of Company Common Stock, delivered a written consent approving and adopting in all respects the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (the “Stockholder Consent”). No further action by any other PowerSchool stockholder is required under applicable law or the Merger Agreement (or otherwise) in connection with the adoption of the Merger Agreement. As a result, PowerSchool is not soliciting your vote for the adoption of the Merger Agreement and will not call a stockholders’ meeting for purposes of voting on the adoption of the Merger Agreement. No action by the stockholders of Parent is required to complete the Merger and all requisite corporate action by and on behalf of Merger Sub required to complete the Merger has been taken.

When actions are taken by the written consent of less than all of the stockholders entitled to vote on a matter, Delaware law requires notice of the action be given to those stockholders who did not consent in writing to the action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that consents signed by a sufficient number of holders to take the action were delivered to the corporation in accordance with Section 228 of the DGCL. This information statement and the notice attached hereto constitute notice to you from PowerSchool of the Stockholder Consent as required by Delaware law.

Opinion of Goldman Sachs & Co. LLC (page 56 and Annex B)

At the meeting of the Board on June 6, 2024, Goldman Sachs & Co. LLC (“Goldman Sachs”) rendered to the Board its oral opinion, subsequently confirmed in writing, that, as of June 6, 2024, and subject to the factors and assumptions set forth therein, $22.80 in cash per share of Class A Common Stock to be paid to the holders (other than Parent and its affiliates and the Principal Stockholders and their respective affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.

The full text of the opinion of Goldman Sachs, dated as of June 6, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this information statement as Annex B and is incorporated into this information statement by reference. The summary of Goldman Sachs’ opinion contained in this information statement is qualified in its entirety by reference to the full text of Goldman Sachs’ written opinion. Goldman Sachs’ advisory services and its opinion were provided for the information and assistance of the Board in connection with its consideration of the Merger and such opinion does not constitute a recommendation to any holder of shares of Class A Common Stock should vote with respect to the Merger or any other matter. Pursuant to an engagement letter between PowerSchool and Goldman Sachs, PowerSchool has agreed to pay Goldman Sachs a transaction fee of $55 million, all of which is contingent upon consummation of the Merger.

For more information, see the section of this information statement entitled “Special Factors—Opinion of Goldman Sachs & Co. LLC” beginning on page 56.

Opinion of Centerview Partners LLC (page 65 and Annex C)

On June 6, 2024, Centerview rendered to the Special Committee its oral opinion, which was subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Price to be paid to the holders of the outstanding shares of Class A Common Stock (other than the Dissenting Company Shares and Owned Company Shares (including the Rollover Shares)) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated June 6, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex C. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Special Committee (in their capacity as directors of the Company and not in any other capacity) in connection with and for purposes of its consideration of the transactions contemplated by the Merger Agreement and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of the outstanding shares of Class A Common Stock (other than Excluded Shares (as defined below)) of the Per Share Price to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the transactions contemplated by the Merger Agreement, and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the transactions contemplated by the Merger Agreement or any other matter.

For more information, see the section of this information statement entitled “Special Factors—Opinion of Centerview Partners LLC” beginning on page 65.

Position of the Purchaser Filing Parties as to the Fairness of the Merger (page 77)

Under the SEC rules governing “going private” transactions, the Vista Entites (as defined in “Important Information Regarding Vista and Onex”), each affiliated with Vista Equity Partners Management, LLC (“Vista”), the Onex Entites (as defined in “Important Information Regarding the Purchaser Filing Parties”), each affiliated with Onex Corporation (“Onex”), and the Bain Filing Parties are affiliates of PowerSchool for purposes of the Merger and, therefore, are required to express their beliefs as to the fairness of the proposed going private transaction and the Merger to Unaffiliated Stockholders. The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The Vista Entities, the Onex Entities and the Bain Filing Parties (collectively, the “Purchaser Filing Parties”) believe that the going private transaction and the Merger is fair to the Unaffiliated Stockholders on the basis of the factors described under “Special Factors—Background of the Merger” beginning on page 21 and “Special Factors—Position of the Purchaser Filing Parties as to the Fairness of the Merger” beginning on page 77.

Certain Effects of the Merger (page 79)

If all conditions to the Merger are satisfied or waived (to the extent waivable), the Merger Agreement provides that at the Effective Time, Merger Sub will merge with and into PowerSchool in accordance with the Merger Agreement, and the separate existence of Merger Sub will cease and PowerSchool will continue as the Surviving Corporation in the Merger as a wholly owned subsidiary of Parent, as more fully described under “Special Factors—Certain Effects of the Merger” beginning on page 79.

Financing (page 85)

Parent obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, including the Merger, the aggregate proceeds of which, subject to the consummation of the Rollover (as defined in “The Merger Agreement—Support and Rollover Agreements”), will be sufficient for Parent to pay the aggregate Merger consideration and all related fees and expenses of PowerSchool, Parent and Merger Sub. If all of the conditions to the obligations of Parent and Merger Sub to consummate the Merger are satisfied or waived (to the extent waivable), PowerSchool irrevocably confirms to Parent in writing, following the date on which Parent is required to consummate the Closing, that it is ready, willing and able to consummate the Merger, and if Parent fails to consummate the Merger by the date that is three business days after the date on which Parent received such confirmation, PowerSchool will have the right to terminate the Merger Agreement and Parent will be obligated to pay PowerSchool a fee of $269,300,000 as described under “The Merger Agreement—Termination Fees and Expenses” beginning on page 120.

Interests of Our Directors and Executive Officers in the Merger (page 87)

You should be aware that PowerSchool’s non-employee directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of PowerSchool’s stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below in “Special Factors—Interests of Our Directors and Executive Officers in the Merger” beginning on page 87.

The Merger Agreement (page 100 and Annex A)

Conditions to Consummation of the Merger (page 117)

The obligation of each party to consummate the Merger is subject to the satisfaction (or waiver by each of the parties) on or prior to the Effective Time of the following conditions:

•

no law, injunction or order (whether temporary, preliminary or permanent) by any governmental authority of competent jurisdiction prohibiting, enjoining or otherwise making illegal the consummation of the Merger has been enacted, entered, or promulgated with continuing effect;

•

the expiration or termination of any applicable waiting period (including any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) (which waiting period expired at 11:59 p.m. EST on July 22, 2024);

•

the adoption of the Merger Agreement by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock, voting together as a single class, and entitled to vote thereon (the “Company Stockholder Approval”), having been obtained;

•	the Change of Control Exchange (as defined in the Holdings LLC Agreement) having occurred and become effective as of immediately prior to the Effective Time; and

•

at least 20 calendar days having elapsed since PowerSchool mailed this information statement to PowerSchool’s stockholders as contemplated by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act).

As of the date of this information statement, the Company Stockholder Approval has been obtained.

The obligations of Parent and Merger Sub to consummate the Merger are further subject to satisfaction (or waiver by Parent where permissible pursuant to applicable law), on or prior to the Effective Time of the following conditions:

•

the representations and warranties of PowerSchool set forth in the Merger Agreement being true and correct on the Closing date in the manner described under “The Merger Agreement—Conditions to Consummation of the Merger” beginning on page 117;

•	PowerSchool having complied in all material respects with all covenants and obligations required to be performed by it under the Merger Agreement at or prior to the Closing;

•	no PowerSchool Material Adverse Effect (as defined on page 106) having occurred since the date of the Merger Agreement that is continuing;

•

the receipt by Parent and Merger Sub of a certificate signed by a duly authorized officer of PowerSchool on behalf of PowerSchool certifying that each of the three conditions specified above has been satisfied; and

•	the TRA Amendment (as defined on page 39) being in full force and effect in accordance with its terms and otherwise not amended, repudiated, revoked or withdrawn.

The obligation of PowerSchool to consummate the Merger is further subject to satisfaction (or waiver by PowerSchool where permissible by applicable law) on or prior to the Effective Time of the following conditions:

•

the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement being true and correct as of the Closing date in the manner described under “The Merger Agreement—Conditions to Consummation of the Merger” beginning on page 117;

•

Parent and Merger Sub having performed and complied in all material respects with all covenants and obligations required to be performed and complied with by Parent and Merger Sub under the Merger Agreement at or prior to the Closing; and

•

the receipt by PowerSchool of a certificate signed by a duly authorized officer of Parent and Merger Sub on behalf of Parent and Merger Sub certifying that each of the two conditions specified above has been satisfied.

No Solicitation or Negotiation (page 112)

The Merger Agreement provides that PowerSchool and its subsidiaries will not, and will cause their respective directors and officers not to, and will instruct and use reasonable best efforts to cause each of their representatives not to, directly or indirectly, between the execution of the Merger Agreement and the Closing:

•

solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or could reasonably be expected to lead to an Acquisition Proposal (as defined in “The Merger Agreement—No Solicitation or Negotiation” beginning on page 112);

•

furnish to any person (other than Parent or Merger Sub or their designees) any non-public information relating to PowerSchool or its subsidiaries or afford to any person access to the business, properties, assets, books, records or personnel of PowerSchool or any of its subsidiaries with the intent to reasonably be expected to induce the making, submission or announcement of, or to knowingly encourage or knowingly facilitate, an Acquisition Proposal;

•

participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal, other than informing such persons of the existence of certain provisions contained in the Merger Agreement and contacting the person making the Acquisition Proposal solely in order to clarify the terms and conditions of the Acquisition Proposal in connection with determining whether the Acquisition Proposal constitutes a Superior Proposal (as defined in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 121);

•	approve, endorse or recommend an Acquisition Proposal; or

•

enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement, or any other agreement or arrangement relating to an Acquisition Proposal (including any “clean team” or similar arrangement, but other than certain acceptable confidentiality agreements).

Superior Proposal and Change of Recommendation (page 121)

Notwithstanding the restrictions set forth above, at any time prior to obtaining the Company Stockholder Approval, which was obtained on June 7, 2024, PowerSchool and the Board (acting under the direction of the Special Committee) could have, directly or indirectly, participated or engaged in discussions or negotiations, furnished non-public information relating to PowerSchool or any of its subsidiaries, or afforded access to the business, properties, assets, books, records or personnel of PowerSchool or any of its subsidiaries to any person that had made, renewed or delivered, pursuant to an acceptable confidentiality agreement, an Acquisition Proposal after the date of execution of the Merger Agreement, contacted such person to clarify the terms or conditions thereof, and otherwise facilitated such Acquisition Proposal or assisted such person (and its representatives and financing sources) if requested by such person, in each case, with respect to an Acquisition Proposal that the Board (acting under the direction of the Special Committee) had determined in good faith (after consultation with its financial advisors and outside legal counsel) either constituted a Superior Proposal (as defined in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 121) or could have reasonably been expected to lead to a Superior Proposal.

At any time prior to obtaining the Company Stockholder Approval, which was obtained on June 7, 2024, the Board could have (i) made a Board Recommendation Change (as defined in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 121) if the Board had determined in good faith (after consultation with its outside legal counsel and financial advisor) that, in response to an Intervening Event

(as defined in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 121), failure to make such Board Recommendation Change would be reasonably likely to be inconsistent with the fiduciary duties of PowerSchool’s directors under applicable law or (ii) upon a Board Recommendation Change, terminated the Merger Agreement, paid the Company Termination Fee (as defined in “The Merger Agreement—Termination Fees and Expenses” beginning on page 120) to Parent and entered into a definitive written agreement with respect to an Acquisition Proposal, if PowerSchool had received an Acquisition Proposal after the date of the Merger Agreement for which the Board determined in good faith (after consultation with its financial advisors and outside legal counsel) constituted a Superior Proposal, and that the failure to take such actions would have been inconsistent with PowerSchool’s directors’ fiduciary duties under applicable law.

PowerSchool’s rights to engage in negotiations or discussions with third parties and to terminate the Merger Agreement as described above ceased on June 7, 2024 upon delivery of the Stockholder Consent in accordance with the terms of the Merger Agreement.

A more detailed description of the foregoing circumstances is provided below in “The Merger Agreement” beginning on page 100.

Termination of the Merger Agreement (page 119)

The Merger Agreement may be terminated at any time prior to the Effective Time (whether prior to or after receipt of the Company Stockholder Approval) by the mutual written agreement of Parent and PowerSchool (provided that such termination has been approved by the Special Committee).

In addition, the Merger Agreement may be terminated by either Parent or PowerSchool, at any time prior to the Effective Time (whether prior to or after the receipt of the Stockholder Consent, provided that such termination has been approved by the Special Committee):

•

if (i) any permanent injunction or other final and non-appealable judgment or order issued by any court or other governmental authority of competent jurisdiction preventing the consummation of the Merger is in effect that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable or (ii) any statute, law or regulation has been enacted, entered, or enforced that prohibits or makes illegal the consummation of the Merger;

•

if the Effective Time has not occurred by 11:59 p.m., New York City time, on March 6, 2025 (the “Termination Date”); provided, that the right to terminate the Merger Agreement for this reason is not available to a party if the failure of the Merger to be consummated prior to the Termination Date was primarily due to the failure of such party to perform any of its obligations under the Merger Agreement; or

•

if the other party breaches or fails to perform any of its representations, warranties, covenants or other agreements contained in the Merger Agreement, which breach or failure to perform would result in a failure of a condition precedent to Closing and cannot be cured prior to the Termination Date or, if capable of being cured, has not been cured prior to the earlier of (x) 45 days after the giving of written notice to the other party of such breach and (y) the Termination Date; provided, that either party will not have the right to terminate the Merger Agreement if such party is then in breach of any representations, warranties, covenants or other agreements contained in the Merger Agreement, which would result in a failure of the conditions pertaining to the bring-down of representations and warranties or covenants.

The Merger Agreement may also be terminated by PowerSchool (provided that such termination has been approved by the Special Committee) if (i) all of the conditions to the obligations of Parent and Merger Sub are satisfied or validly waived (other than those conditions that by their terms are to be satisfied at the Closing, so long as such conditions are at the time of termination capable of being satisfied at the Closing), (ii) Parent fails to consummate the transactions contemplated by the Merger Agreement by the date on which Parent is required to consummate the Closing, (iii) PowerSchool irrevocably confirms to Parent in writing, following the date on which the Closing is required to occur, that it is ready, willing and able to consummate the Closing, and that all of the closing conditions of PowerSchool have been satisfied or validly waived, and (iv) Parent fails to consummate the Closing on or prior to the third business day following receipt of such irrevocable written confirmation of PowerSchool referred to in clause (iii).

Further, the Merger Agreement also provided that (i) Parent or PowerSchool could have terminated the Merger Agreement if PowerSchool failed to obtain the Company Stockholder Approval within 24 hours following the execution of the Merger Agreement; (ii) the Merger Agreement may be terminated by Parent if at any time prior to PowerSchool’s receipt of the Company Stockholder Approval, the Board (or a committee thereof) has effected a Board Recommendation Change; and (iii) PowerSchool could have terminated the Merger Agreement at any time prior to PowerSchool’s receipt of the Company Stockholder Approval, in order to substantially concurrently enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction (including any “clean team” or similar arrangement), other than an acceptable confidentiality agreement (an “Alternative Acquisition Agreement”) providing for a Superior Proposal, provided that such termination had been approved by the Special Committee; however, these termination provisions expired following delivery of the Stockholder Consent on June 7, 2024.

Termination Fees and Expenses (page 120)

PowerSchool will pay Parent (or its designee) a Company Termination Fee (as defined in “The Merger Agreement—Termination Fees and Expenses” beginning on page 120) of $134,650,000 under the following circumstances:

•	if the Merger Agreement had been terminated by Parent, if the Board (or a committee thereof) had effected a Board Recommendation Change;

•

if the Merger Agreement had been terminated by PowerSchool (provided such termination had been approved by the Special Committee), at any time prior to PowerSchool’s receipt of the Company Stockholder Approval, in order to substantially concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal; or

•

if (i) the Merger Agreement is terminated (A) because the Merger is not consummated on or before the Termination Date (provided that, at the Termination Date, (1) no law, injunction or order by any governmental authority of competent jurisdiction prohibiting, enjoining or otherwise making illegal the consummation of the transactions contemplated by the Merger Agreement has been enacted, entered or promulgated with continuing effect; (2) the applicable waiting periods pursuant to the necessary regulatory approvals to consummate such transactions have been satisfied or are capable of being satisfied; and (3) Parent has satisfied certain of Parent’s conditions precedent to closing if the date of such termination was the Closing date) (B) because the Company has failed to obtain the Company Stockholder Approval within 24 hours following the execution of the Merger Agreement, or (C) pursuant to a breach or failure of PowerSchool to perform any of its representations, warranties, covenants or other agreements resulting in a failure of PowerSchool to satisfy certain of PowerSchool’s conditions precedent to Closing and such breach is incapable of being cured prior to the Termination Date or, if such breach is capable of being cured prior to the Termination Date, such breach is not cured within the earlier of (a) 45 days following delivery by Parent to PowerSchool of written notice of such breach, stating Parent’s intention to terminate the Merger Agreement and the basis for such termination and (b) the Termination Date; (ii) following the execution and delivery of the Merger Agreement and prior to such termination, an Acquisition Proposal for an Acquisition Transaction has been publicly announced or disclosed and not withdrawn or otherwise abandoned; and (iii) within 12 months following such termination of the Merger Agreement, either an Acquisition Transaction is consummated or PowerSchool enters into a definitive agreement providing for the consummation of an Acquisition Transaction and such Acquisition Transaction is subsequently consummated; provided that for purposes of this clause (iii), all references to “20%” in the definition of “Acquisition Transaction” (as defined in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 121) will be deemed to be references to “50%”.

Parent will pay PowerSchool a Parent Termination Fee (as defined in “The Merger Agreement—Termination Fees and Expenses” beginning on page 120) of $269,300,000 in the event the Merger Agreement is terminated:

•

by PowerSchool (provided that such termination has been approved by the Special Committee) if Parent breaches any of its representations, warranties or fails to perform any of its covenants or obligations contained in the Merger Agreement which breach or failure to perform would result in a failure of a specified closing condition, and such breach is incapable of being cured prior to the Termination Date or, if capable of being cured, has not been cured prior to the earlier of (x) 45 days following delivery by PowerSchool to Parent of written notice of such breach stating PowerSchool’s intention to terminate the Merger Agreement and the basis of such determination and (y) the Termination Date;

•

by PowerSchool (provided that such termination has been approved by the Special Committee) if (i) all of the conditions to the obligations of Parent and Merger Sub are satisfied or validly waived (other than those conditions that by their terms are to be satisfied at the Closing, so long as such conditions are at the time of termination capable of being satisfied at the Closing), (ii) Parent fails to consummate the transactions contemplated by the Merger Agreement by the date on which Parent is required to consummate the Closing, (iii) PowerSchool irrevocably confirms to Parent in writing, following the date on which the Closing is required to occur, that it stands ready, willing and able to consummate the Closing, and (iv) Parent fails to consummate the Closing on or prior to the third business day following receipt of such irrevocable written confirmation of PowerSchool referenced in clause (iii); or

•

by PowerSchool or Parent if the Merger is not consummated on or before the Termination Date; provided, that PowerSchool has the right to terminate the Merger Agreement pursuant to either of the two bullets described above.

A more detailed description of the termination fees is provided in “The Merger Agreement—Termination Fees and Expenses” beginning on page 120.

Support and Rollover Agreements (page 110 and Annex D and Annex E)

Concurrently with the execution and delivery of the Merger Agreement, Parent, certain of its affiliates and PowerSchool entered into support and rollover agreements with investment funds affiliated with Vista Equity Partners and Onex Partners Manager LP, each of which is attached to this information statement as Annex D and Annex E, respectively. Under the support and rollover agreements, the applicable stockholders have agreed to vote or execute consents with respect to all of their shares of Company Common Stock in favor of the Merger, subject to certain terms and conditions contained therein. In addition, the applicable stockholders have agreed to “rollover” a portion of their existing equity in PowerSchool and its subsidiaries into an ownership interest in BCPE Topco.

TRA Amendment (page 110 and Annex F)

Concurrently with the execution and delivery of the Merger Agreement, PowerSchool and the TRA Holders (as defined in the Tax Receivable Agreement (as defined in “The Merger Agreement—TRA Amendment” on page 110)) party thereto, entered into the TRA Amendment, which is attached to this information statement as Annex F, pursuant to which (i) the parties agreed, among other things, to amend PowerSchool’s existing Tax Receivable Agreement, such that the Tax Receivable Agreement will automatically terminate upon the Effective Time and (ii) the TRA Holders agreed to waive all of the payments that the TRA Holders would have been entitled to pursuant to the Tax Receivable Agreement, including all amounts that would have otherwise become payable to the TRA Holders in connection with the consummation of the Merger. From and after the execution and delivery of the TRA Amendment (unless the Merger Agreement is terminated prior to the Effective Time), no further payments will be made to the TRA Holders pursuant to the Tax Receivable Agreement.

Material United States Federal Income Tax Consequences of the Merger (page 93)

The exchange of Class A Common Stock for cash pursuant to the Merger will be a taxable transaction for United States federal income tax purposes. Therefore, a United States Holder (as defined in “Special Factors—Material United States Federal Income Tax Consequences of the Merger” beginning on page 93) receiving cash in the Merger generally will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference between (x) the amount of cash the United States Holder received (determined before deduction of any applicable withholding taxes) and (y) such United States Holder’s adjusted tax basis of the surrendered shares of Class A Common Stock.

A Non-United States Holder (as defined in “Special Factors—Material United States Federal Income Tax Consequences of the Merger”) will generally not be subject to United States federal income tax on any gain resulting from the exchange of Class A Common Stock pursuant to the Merger, unless such holder has certain connections to the United States, but the Merger could be a taxable transaction to such holder under non-United States tax laws applicable to such holder.

Holders of Class A Common Stock should read the section entitled “Special Factors—Material United States Federal Income Tax Consequences of the Merger” beginning on page 93 for a more detailed description of the United States federal income tax consequences of the Merger. Tax matters can be complicated, and the tax consequences of the Merger to you will depend on your particular situation. Holders are urged to consult their own tax advisors about the United States federal, state, local and non-United States tax consequences of the Merger.

Regulatory Approvals (page 95)

Under the HSR Act and related rules, certain transactions, including the Merger, may not be completed until notifications have been given and information furnished to the Antitrust Division of the United States Department of Justice (“Antitrust Division”) and the Federal Trade Commission (“FTC”), and all statutory waiting period requirements have been satisfied by the applicable agencies. On June 21, 2024, both PowerSchool and Parent filed their respective notification and report forms under the HSR Act, which triggered the start of the HSR Act waiting period. The waiting period under the HSR Act expired at 11:59 p.m. EST on July 22, 2024.

Sole Remedy; Jurisdiction (page 123)

Subject to the conditions set forth in the Merger Agreement, the parties to the Merger Agreement are entitled to an injunction or injunctions, or any other appropriate form of equitable relief, to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce specifically the performance of the terms and provisions of the Merger Agreement, without the necessity of proving actual damages or the inadequacy of monetary damages as a remedy (and each party to the Merger Agreement has waived any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties to the Merger Agreement has agreed not to assert that a remedy of specific enforcement is unenforceable, invalid or contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. Each party to the Merger Agreement has agreed to irrevocably submit to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware), in the event that any dispute or controversy arises out of the Merger Agreement, the Limited Guarantee or the transactions thereby and has agreed that all claims with respect to such proceeding shall be brought, tried and determined only in such court. The parties to the Merger Agreement have agreed that a final trial court judgment in any such proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Appraisal Rights (page 139 and Annex G)

Pursuant to Section 262 of the DGCL, holders of shares of Class A Common Stock (other than the Principal Stockholders) have the right to demand an appraisal of, and be paid the “fair value” of, their shares of Class A Common Stock (as determined by the Delaware Court of Chancery), together with interest, if any, on the amount determined to be the fair value, instead of receiving the Merger Consideration if the Merger is completed, but only if they strictly comply with the procedures and requirements set forth under Section 262 of the DGCL. The judicially determined fair value under Section 262 could be greater than, equal to or less than the $22.80 per share that stockholders are entitled to receive in the Merger. In order to exercise your appraisal rights, you must submit a written demand for an appraisal of your shares no later than 20 days after the date of mailing of this notice and the accompanying information statement, which mailing date is September 4, 2024, and precisely comply with other procedures set forth under Section 262 of the DGCL. In addition, even if you comply with such procedures in seeking to exercise your appraisal rights in connection with the Merger, the Delaware Court of Chancery will dismiss any such appraisal proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (x) the total number of shares of Class A Common Stock entitled to appraisal exceeds 1% of the outstanding shares of Class A Common Stock, or (y) the value of the consideration provided in the Merger for such total number of shares of Class A Common Stock exceeds $1 million.

For a more complete discussion of these procedures, see the section entitled “Appraisal Rights” beginning on page 139 and the provisions of Delaware law that grant appraisal rights and govern such procedures attached as Annex G. We urge you to read these provisions carefully and in their entirety. Moreover, due to the complexity of the procedures for exercising the right to demand appraisal, stockholders who are considering exercising such rights are encouraged to seek the advice of legal counsel. Failure to comply strictly with all of the requirements of Section  262 of the DGCL may result in loss of the right of appraisal.

Transaction Litigation (page 92)

Lawsuits arising out of the Merger may be filed in the future. In addition, PowerSchool has received stockholder demand letters relating to books and records requests pursuant to DGCL Section 220 or the disclosure in this information statement. No assurances can be made as to the outcome of such lawsuits, demands or other actions.

Market Information and Dividends (page 133)

Shares of Class A Common Stock are listed on the NYSE under the trading symbol “PWSC”. As of August 28, 2024, 166,669,718 shares of Class A Common Stock were issued and outstanding, held by approximately 15 stockholders of record. Since the date of our initial public offering, we have not paid dividends on outstanding Class A Common Stock. The terms of the Merger Agreement do not allow us to declare or pay a dividend between June 6, 2024 and the earlier of the consummation of the Merger or the termination of the Merger Agreement (in accordance with its terms).

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a PowerSchool stockholder. Please refer to the “Summary” beginning on page 1 and the more detailed information contained elsewhere in this information statement, the annexes to this information statement and the documents referred to or incorporated by reference in this information statement, each of which you should read carefully. You may obtain additional information, which is incorporated by reference in this information statement, without charge by following the instructions in “Where You Can Find More Information” beginning on page 145.

Q:	What is the proposed transaction and what effects will it have on PowerSchool?

A:

The proposed transaction is the acquisition of PowerSchool by Parent pursuant to the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived (where permissible under applicable law) and subject to the other terms and conditions in the Merger Agreement, Merger Sub will merge with and into PowerSchool. PowerSchool will be the surviving corporation of the Merger and become a wholly owned subsidiary of Parent, at which time PowerSchool will cease to be a standalone publicly traded company.

Q:	What will I receive in the Merger?

A:

Upon completion of the Merger and subject to the terms and conditions in the Merger Agreement, and subject to your compliance, if applicable, with the letter of transmittal delivered to you by the payment agent after the Closing as further described under “The Merger Agreement—Procedures for Receiving Merger Consideration” beginning on page 103, you will receive the Merger Consideration, which is $22.80 in cash, without interest and less any required withholding taxes, to the extent applicable, for each share of Class A Common Stock that you own, unless you properly exercise, and do not withdraw, waive or fail to perfect, appraisal rights under Section 262 of the DGCL. For example, if you own 100 shares of Class A Common Stock, you will receive $2,280.00 in cash in exchange for your shares of Class A Common Stock without interest and less any required withholding taxes, to the extent applicable. Upon completion of the Merger, you will not own any equity in the Surviving Corporation.

Q:	What happens to Company RSUs, Company MSUs and Company PSUs if the Merger is completed?

A:

At the Effective Time, each award of Vested Company RSUs will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes), equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time. As promptly as reasonably practicable, but in any event in no less than five business days after the first regularly scheduled payroll date after the Closing date, the holders of Vested Company RSUs will be paid by PowerSchool or the Surviving Corporation, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect of Vested Company RSUs that are cancelled and converted into a cash payment, less any required withholding taxes.

At the Effective Time, each award of Unvested Company RSUs will automatically be cancelled and converted into a right to receive an amount in cash (without interest and subject to applicable withholding taxes), equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time, which Cash Replacement Company RSU Amount will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSU award for which the Cash Replacement Company RSU Amount was exchanged would have vested and been payable pursuant to their terms, and will otherwise have the same terms and conditions as applied to the Unvested Company RSUs for which it was exchanged. The Surviving Corporation shall pay any portion of the Cash Replacement Company RSU Amount that vests to the applicable holder no later than 30 days following the date on which such portion vests.

At the Effective Time, each award of Company MSUs will automatically be cancelled and converted into a restricted stock unit award with respect to the common equity in Parent, the Surviving Corporation or one of its subsidiaries, or a direct or indirect parent entity of Parent, with the number of shares or units covered by such Replacement Company MSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company MSU as of immediately prior to the Effective Time (with the performance factor based on the Per Share Price) and (ii) the fair market value of such share or unit as of the Effective Time. The Replacement Company PSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent through the applicable vesting dates and satisfaction of the applicable performance condition applicable to such Company PSUs, vest and be settled at the same time as the Company PSUs for which such Replacement Company PSU Award was exchanged would have vested and been settled pursuant to their terms, and will otherwise have the same terms and conditions (including with respect to service-based and performance-based vesting conditions) as applied to the Company PSUs for which it was exchanged; however, upon settlement of such Replacement Company PSU Award, the holder thereof will be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation, or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes.

At the Effective Time, each award of Company PSUs will automatically be cancelled and converted into a performance stock unit award with respect to the common equity in Parent, the Surviving Corporation or one of its subsidiaries, or a direct or indirect parent entity of Parent, with the number of shares or units covered by such Replacement Company PSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company PSU as of immediately prior to the Effective Time (assuming target level of performance) and (ii) the fair market value of such share or unit as of the Effective Time. The Replacement Company PSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent through the applicable vesting dates and satisfaction of the applicable performance condition applicable to such Company PSUs, vest and be settled at the same time as the Company PSUs for which such Replacement Company PSU Award was exchanged would have vested and been settled pursuant to their terms, and shall otherwise have the same terms and conditions (including with respect to service-based and performance-based vesting conditions) as applied to the Company PSUs for which it was exchanged; however, upon settlement of such Replacement Company PSU Award, the holder thereof will be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes.

Q:	When do you expect the Merger to be completed?

A:

We are working to complete the Merger as quickly as possible. We currently expect to complete the Merger promptly after all of the conditions to the Merger have been satisfied or waived (to the extent waivable) and subject to the other terms and conditions in the Merger Agreement. Completion of the Merger is currently expected to occur in the second half of 2024, although PowerSchool cannot assure completion by any particular date, if at all.

Q:	What happens if the Merger is not completed?

A:

If the Merger is not completed for any reason, stockholders will not receive any payment for their shares of Class A Common Stock in connection with the Merger. Instead, PowerSchool will remain a publicly traded company, and shares of Class A Common Stock will continue to be traded on the NYSE.

Q:	Why am I not being asked to vote on the Merger?

A:

Applicable Delaware law and PowerSchool’s certificate of incorporation require the adoption of the Merger Agreement by the holders in the aggregate of a majority of the outstanding shares of Company Common Stock entitled to vote in order to effect the Merger. PowerSchool’s certificate of incorporation permits any action which is required or permitted to be taken by PowerSchool’s stockholders to be taken without a meeting if a written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. The requisite stockholder approval was obtained on June 7, 2024 following the execution of the Merger Agreement, when the Stockholder Consent was delivered by the Principal Stockholders, which owned shares of Company Common Stock constituting approximately 69.8% of the issued and outstanding shares of Company Common Stock on June 6, 2024. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy, and you are requested not to send us a proxy.

Q:	Why did I receive this information statement?

A:

Applicable laws and securities regulations require us to provide you with notice of the Stockholder Consent that was delivered by the Principal Stockholders, as well as other information regarding the Merger, even though your vote or consent is neither required nor requested to adopt or authorize the Merger Agreement or complete the Merger. This information statement also constitutes notice to you of the availability of appraisal rights in connection with the Merger under Section 262 of the DGCL, a copy of which is attached to this information statement as Annex G.

Q:	Did the Board approve and recommend the Merger Agreement?

A:

Yes. After careful consideration and acting on the unanimous recommendation of the Special Committee, the Board has (i) determined that it is fair to, and in the best interests of, PowerSchool and its stockholders (including the Unaffiliated Stockholders), and declared it advisable, to enter into the Merger Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement by PowerSchool, the performance by PowerSchool of its covenants and other obligations thereunder, and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions set forth therein; (iii) directed that the adoption of the Merger Agreement be submitted for consideration by PowerSchool’s stockholders in accordance with the Merger Agreement; and (iv) resolved to recommend that PowerSchool’s stockholders approve and adopt the Merger Agreement in accordance with the DGCL. For a discussion of the factors that the Board considered in determining to approve and recommend the Merger Agreement, please see “Special Factors—Recommendation of the Special Committee and the Board; Reasons for the Merger” beginning on page 45.

Q:	What is the Special Committee, and what role did it play in evaluating the Merger?

A:

The Board formed the Special Committee promptly following Bain’s submission of a written non-binding proposal on April 24, 2024 that required, among other things, that the Principal Stockholders provide seller financing in the form of a significant equity rollover in connection with the proposed transaction. The Special Committee was formed to review, evaluate and provide input on a potential sale of PowerSchool and certain alternatives thereto (including remaining an independent company), to determine whether such a potential sale is advisable and fair to and in the best interest of PowerSchool and its stockholders and to recommend to the Board what action, if any, should be taken with respect to the potential sale of PowerSchool. In connection with the formation of the Special Committee, the Board resolved that it would not approve any potential sale of PowerSchool that would involve the Principal Stockholders participating in an equity rollover or receiving payments under the Tax Receivable Agreement without a prior favorable recommendation from the Special Committee. The Special Committee is comprised solely of disinterested members of the Board who were determined by the Board to be independent of Vista and Onex. As more fully described in the section of this information statement entitled “Special Factors—Recommendation of the Special Committee and the Board; Reasons for the Merger,” the Special Committee evaluated the Merger Agreement, the Support and Rollover Agreements, the Limited Guarantee, the TRA Amendment and the transactions contemplated by the Merger Agreement, including the Merger, with the assistance of its own independent financial and legal advisors and, where appropriate, PowerSchool management and PowerSchool’s outside financial and legal advisors. At the conclusion of its review, the Special Committee, among other things, unanimously (i) determined that it is fair to, and in the best interests of, PowerSchool and its stockholders (including the Unaffiliated Stockholders), and declared it advisable, to enter into the Merger Agreement providing for the Merger, with PowerSchool being the Surviving Corporation in accordance with the DGCL upon the terms and subject to the conditions set forth therein; (ii) resolved to recommend that the Board approve and adopt the Merger Agreement; and (iii) resolved to recommend that the Board submit the Merger Agreement to PowerSchool’s stockholders for their adoption and recommend that PowerSchool’s stockholders vote in favor of the Merger Agreement. The Board, acting on the unanimous recommendation of the Special Committee, has (i) determined that it is fair to, and in the best interests of, PowerSchool and its stockholders (including the Unaffiliated Stockholders), and declared it advisable, to enter into the Merger Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement by PowerSchool, the performance by PowerSchool of its covenants and other obligations thereunder, and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions set forth therein; (iii) directed that the adoption of the Merger Agreement be submitted for consideration by PowerSchool’s stockholders in accordance with the Merger Agreement; and (iv) resolved to recommend that PowerSchool’s stockholders approve and adopt the Merger Agreement in accordance with the DGCL.

Q:	What happens if I sell my shares before completion of the Merger?

A:

If you transfer your shares of Class A Common Stock before consummation of the Merger, you will have transferred the right to receive the Merger Consideration and lose your appraisal rights. In order to receive the Merger Consideration or exercise appraisal rights, you must hold your shares through the Effective Time.

Q:	How do I surrender my Uncertificated Shares held by PowerSchool’s transfer agent, Equiniti Trust Company, LLC?

A:

Parent will direct the payment agent to mail to each holder of record of Uncertificated Shares (as defined in “The Merger Agreement—Procedures for Receiving Merger Consideration” beginning on page 103) instructions for use in effecting the surrender of Uncertificated Shares in exchange for the Merger consideration. Upon the payment agent’s receipt of an “agent’s message” (or such other evidence as the payment agent may reasonably request), the holder of such Uncertificated Shares will be entitled to receive the Merger Consideration in exchange for each share of Class A Common Stock represented by such Uncertificated Share and such surrendered Uncertificated Share will be cancelled.

Q:	What happens to my shares of Class A Common Stock held by my broker?

A:

Your broker generally will handle cashing out all shares of Class A Common Stock that you hold in your brokerage account after the Closing has occurred. You should direct any specific questions on this to your broker.

Q:	Is the Merger subject to the fulfillment of certain conditions?

A:

Yes. Before the Merger can be completed, PowerSchool, Parent and Merger Sub must fulfill or, if legally permissible, waive several closing conditions. If these conditions are not satisfied or waived, the Merger will not be completed. See the section in this information statement entitled “The Merger Agreement—Conditions to Consummation of the Merger” beginning on page 117.

Q:	Am I entitled to exercise appraisal rights instead of receiving the Merger Consideration for my shares?

A:

Yes. Under Section 262 of the DGCL, stockholders who did not provide a consent to the adoption of the Merger Agreement (i.e., stockholders other than the Principal Stockholders) are entitled to exercise appraisal rights in connection with the Merger with respect to their shares of Class A Common Stock if they meet certain conditions and comply with the applicable statutory procedures for demanding and perfecting appraisal rights and do not subsequently validly withdraw or lose such rights. See the section in this information statement entitled “Appraisal Rights” beginning on page 139.

Q:	What happens if a third party makes an offer to acquire PowerSchool before the Merger is completed?

A:

If prior to obtaining the Company Stockholder Approval, PowerSchool or any of its representatives had received a bona fide, written Acquisition Proposal (as defined below), then in response to such Acquisition Proposal, PowerSchool could have engaged in or otherwise participated in discussions or negotiations with such person or group and its representatives if the Board had determined in good faith that such Acquisition Proposal constituted or would reasonably be expected to lead to a Superior Proposal (as defined below) and that the failure to take such action would reasonably have been expected to be inconsistent with PowerSchool’s directors’ fiduciary duties under applicable law (as further described in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 121). PowerSchool obtained the Company Stockholder Approval on June 7, 2024, thus extinguishing PowerSchool’s rights with respect to Acquisition Proposals and, as a result, PowerSchool cannot now engage with any third party that makes an offer to acquire PowerSchool.

Q: Will I owe taxes as a result of the Merger?

A:

The exchange of Class A Common Stock for cash pursuant to the Merger will be a taxable transaction for United States federal income tax purposes. Therefore, a United States Holder receiving cash in the Merger generally will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference between (x) the amount of cash the United States Holder received (determined before deduction of any applicable withholding taxes) and (y) such United States Holder’s adjusted tax basis of the surrendered shares of Class A Common Stock.

A Non-United States Holder will generally not be subject to United States federal income tax on any gain resulting from the exchange of Class A Common Stock pursuant to the Merger, unless such holder has certain connections to the United States, but the Merger could be a taxable transaction to such holder under non-United States tax laws applicable to such holder.

Holders of Class A Common Stock should read the section entitled “Special Factors—Material United States Federal Income Tax Consequences of the Merger” beginning on page 93 for a more detailed description of the United States federal income tax consequences of the Merger. Tax matters can be complicated, and the tax consequences of the Merger to you will depend on your particular situation. Holders are urged to consult their own tax advisors about the United States federal, state, local and non-United States tax consequences of the Merger.

Q:	Where can I find more information about PowerSchool?

A:

We file periodic reports, proxy statements and other information with the SEC. This information is available on the website maintained by the SEC at www.sec.gov. For a more detailed description of the available information, please refer to “Where You Can Find More Information” beginning on page 145.

Q:	Who can help answer my other questions?

A:

If you have more questions about the Merger, please contact our Investor Relations department at investor.relations@PowerSchool.com. If your broker holds your shares, you should call your broker for additional information.

SPECIAL FACTORS

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Board, the Special Committee or the representatives of PowerSchool and other parties.

As part of PowerSchool’s ongoing consideration and evaluation of its long-term strategic goals and plans, the Board and PowerSchool’s management periodically review, consider and assess PowerSchool’s operations and financial performance, as well as overall industry conditions. These reviews include, among other matters, the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives, including in response to indications of interest received from third parties.

On August 31, 2022, a representative of Bain contacted Laurence Goldberg, co-chairperson of the Board and representative of Onex, a significant stockholder of PowerSchool (and together with Vista, the “Principal Stockholders”), and conveyed to Mr. Goldberg that Bain had followed PowerSchool for a long time and thought highly of PowerSchool. The representative of Bain had known Mr. Goldberg professionally. The representative of Bain expressed an interest in contacting Hardeep Gulati, PowerSchool’s Chief Executive Officer, to discuss PowerSchool. Representatives of Bain had previously met Mr. Gulati during Bain’s participation in a process with respect to a potential investment opportunity in PowerSchool during 2017, at which time Bain did not invest in PowerSchool. Because the representative of Bain had previously met Mr. Gulati, Mr. Goldberg indicated support for the representative of Bain to contact Mr. Gulati directly. Representatives of Bain did not reach out to Mr. Gulati until December 2023.

On December 14, 2023, a representative of Bain contacted Mr. Gulati by e-mail to express Bain’s interest in reconnecting with Mr. Gulati and noted again that Bain had been continuing to follow PowerSchool’s success.

On December 18, 2023, representatives of Bain and Mr. Gulati held a videoconference to discuss PowerSchool and PowerSchool’s business generally. The participants did not discuss any specific transaction, and Bain did not make a proposal with respect to a potential strategic transaction involving PowerSchool during that meeting. Mr. Gulati promptly informed Messrs. Goldberg and Monti Saroya, co-chairperson of the Board and representative of Vista, a Principal Stockholder, of his conversations with representatives of Bain, including the topics discussed.

On December 21, 2023, a representative of Bain, following up on the conversation from December 18, 2023, reached out to Mr. Gulati to express Bain’s interest in continuing discussions with Mr. Gulati regarding PowerSchool, including with respect to PowerSchool’s organic growth potential and strategic M&A opportunities. Representatives of Bain and Mr. Gulati agreed to find time in the new year to continue discussions. No specific transaction was discussed, and no proposal with respect to a potential strategic transaction was made by Bain during that meeting. Mr. Gulati promptly informed Mr. Goldberg and Mr. Saroya of his conversations with representatives of Bain, including the topics discussed.

On January 19, 2024, a representative of Bain held a discussion with Mr. Goldberg, during which the representative of Bain again expressed Bain’s interest in PowerSchool. Mr. Goldberg indicated an openness to hearing more if Bain had a proposal. Bain did not make a proposal with respect to a potential strategic transaction involving PowerSchool at this time.

On January 24, 2024, representatives of Bain held a discussion with Mr. Gulati during which the representatives of Bain again expressed Bain’s interest in PowerSchool. Bain did not make a proposal with respect to a potential strategic transaction involving PowerSchool at this time.

On February 5, 2024, a representative of Vista held a discussion with a representative of Bain to generally discuss Bain’s interest in PowerSchool’s business. The participants in the discussion did not discuss any specific transaction, and Bain did not make a proposal with respect to a potential strategic transaction during that meeting.

On February 14, 2024, representatives of Bain met in-person with Mr. Gulati to continue discussing PowerSchool. No specific transaction was discussed, and no proposal with respect to a potential strategic transaction was made by Bain during that meeting.

On February 21, 2024, the Board held a regular meeting by videoconference with, among others, representatives of the Principal Stockholders in attendance. During an executive session before the meeting, Mr. Gulati informed the Board of recent discussions with representatives of Bain.

On February 28, 2024, following the discussions among representatives of Bain and Mr. Gulati about Bain’s long-standing interest in PowerSchool, a representative of Bain orally communicated to Mr. Goldberg an indicative range of $25.00 to $27.00 per share of Company Common Stock (the “Initial Bain Indication”) to acquire all of PowerSchool’s outstanding shares. In connection with the Initial Bain Indication, the representatives of Bain did not specify particular treatment of the Tax Receivable Agreement in connection with any potential transaction. Mr. Goldberg informed the representatives of Bain that he would discuss the Initial Bain Indication with the Board. A representative of Bain followed up with Mr. Gulati later that day to inform Mr. Gulati that Bain had expressed to Mr. Goldberg Bain’s interest in acquiring PowerSchool.

On March 1, 2024, the Board held a special meeting by videoconference with, among others, representatives of the Principal Stockholders, Kirkland, PowerSchool’s regular outside legal advisor, and members of PowerSchool’s management in attendance. Mr. Goldberg relayed the Initial Bain Indication to the Board. The Board discussed, among other topics, the recent conversations between the representatives of Bain, Mr. Goldberg and Mr. Gulati and the Initial Bain Indication, and the potential benefits of engaging a financial advisor to assist the Board in evaluating the Initial Bain Indication and to advise the Board with respect to potential responses and other potential strategic transactions that may be available to PowerSchool. Also at this meeting, representatives of Kirkland reviewed with the Board its fiduciary duties and certain process considerations in connection with the Board’s evaluation of the Initial Bain Indication and its review of other potential strategic transactions. Representatives of Kirkland advised the Board that, if the Board determined to move forward with Bain or other potentially interested counterparties, members of PowerSchool’s management who became involved in the process should be asked to cooperate fully with the Board, keep all relevant information strictly confidential, and not engage in discussions with any potential counterparty (or its representatives), including Bain, with respect to employment or compensation matters unless authorized by the Board. Following discussion, the Board instructed the members of management present at the meeting to abide by these guidelines, and noted that members of management who were not present at the meeting but who became aware of a potential strategic transaction process would need to abide by these guidelines.

At this meeting, the representatives of Kirkland also reviewed with the Board certain core considerations in evaluating potential transactions, including evaluating the benefits and risks of a potential transaction to all PowerSchool stockholders, comparing PowerSchool’s standalone plan to a potential transaction, understanding available alternatives and associated risks and opportunities, and determining whether a strategic transaction is in the best interests of PowerSchool and its stockholders at this time. The Board discussed the timing of a potential transaction, including with respect to the overall market outlook. Also at this meeting, the representatives of the Principal Stockholders expressed their willingness to further consider supporting as stockholders a potential strategic transaction involving PowerSchool, if the transaction was at a compelling value that was in the best interests of all of PowerSchool’s stockholders. The representatives of the Principal Stockholders also stated that neither Principal Stockholder was interested in rolling over any portion of its respective equity stake in PowerSchool or in acquiring shares of PowerSchool not already owned by the Principal Stockholders in a take-private transaction. The Board, based on the expertise and industry knowledge of Goldman Sachs and Goldman Sachs’ familiarity with PowerSchool, determined to invite representatives of Goldman Sachs to present to the Board regarding its capabilities relating to a potential M&A advisory engagement role to assist the Board with evaluating the Initial Bain Indication and assessing other potential strategic transactions available to PowerSchool.

On March 4, 2024, Mr. Goldberg and Mr. Saroya held a teleconference with representatives of Bain where they conveyed that they had shared the Initial Bain Indication with the Board and that the Board determined to consider engaging Goldman Sachs as financial advisor to assist the Board in determining next steps. Mr. Goldberg and Mr. Saroya informed the representatives of Bain that they would revert to the representatives of Bain with respect to the Initial Bain Indication following the Board’s review of the Initial Bain Indication.

On March 5, 2024, the Board held a special meeting by videoconference with, among others, representatives of the Principal Stockholders, Kirkland, Goldman Sachs and members of PowerSchool’s management in attendance. During the meeting, representatives of Goldman Sachs presented to the Board, based on publicly available information, among other topics, a review of historical trading performance of the Class A Common Stock, an overview of current Wall Street research analyst estimates with respect to PowerSchool, an illustrative analysis of certain financial metrics and multiples at various prices of Class A Common Stock, an overview of the current software M&A environment and a review of premia paid in recent selected precedent public company software transactions. Representatives of Goldman Sachs presented to the Board various potential alternatives to determine buyer interest in a strategic transaction process (if the Board determined to pursue any such process), ranging from one-on-one discussions with Bain to a broader strategic transaction process where Goldman Sachs could conduct outreach to additional potential counterparties. Representatives of Goldman Sachs presented the Board with a preliminary list of 13 parties for potential outreach, which were viewed as the parties most likely to be interested in acquiring PowerSchool (the “Outreach Parties”), and which consisted of eight financial sponsors and five strategic companies. The list was compiled by members of PowerSchool’s senior management and representatives of the Principal Stockholders in consultation with representatives of Goldman Sachs based on its expertise and industry knowledge, considering various factors that, among other things, reflected the parties’ knowledge of (and historical interest in) PowerSchool and the broader industry sector in which it operates, their historical acquisition activity profile, their perceived approach to valuation and risk tolerance and the parties’ perceived equity capacity. Following the presentation by representatives of Goldman Sachs, the representatives of Goldman Sachs departed the meeting, at which time the Board discussed next steps, including whether to engage Goldman Sachs as PowerSchool’s financial advisor to assist the Board in evaluating the Initial Bain Indication and conduct a broader review of potential strategic alternatives, as well as a discussion regarding the parties identified by Goldman Sachs for potential outreach (including the Outreach Parties). Following discussion, the Board determined to engage Goldman Sachs as PowerSchool’s financial advisor and to begin outreach as part of a strategic review process. Following the meeting, based on discussions with the Board, Messrs. Goldberg and Saroya informed a representative of Goldman Sachs that the Board determined to engage Goldman Sachs and instructed Goldman Sachs to engage in preliminary discussions with the Outreach Parties to determine their interest in a potential strategic transaction with PowerSchool in connection with a broader review of potential strategic alternatives. On behalf of the Board, Messrs. Goldberg and Saroya also instructed Goldman Sachs to engage with representatives of Bain regarding its interest in a potential strategic transaction with PowerSchool.

On March 7, 2024, Mr. Goldberg and Mr. Saroya contacted representatives of Bain to inform them that the Board had determined to engage Goldman Sachs as PowerSchool’s financial advisor in connection with a strategic review process and that Bain should expect to hear from representatives of Goldman Sachs in the near future regarding the Initial Bain Indication.

On March 12, 2024, representatives of Goldman Sachs contacted representatives of Bain to inform Bain, at the instruction of the Board, that Bain would need to submit a higher offer for PowerSchool before they would be willing to engage further and provide Bain with access to confidential information. The representatives of Bain indicated they would continue to conduct due diligence with respect to PowerSchool based on publicly available information.

On March 13, 2024, representatives of Bain orally communicated to representatives of Goldman Sachs that Bain would be willing to increase its proposed per share price by $0.50 to a range of $25.50 to $27.50 per share (the “Revised Bain Indication”). In connection with the Revised Bain Indication, the representatives of Bain did not specify particular treatment of the Tax Receivable Agreement in connection with any potential transaction. The same day, representatives of Goldman Sachs informed the Board of the Revised Bain Indication. After discussing with the co-chairpersons of the Board, representatives of Goldman Sachs informed the representatives of Bain that Bain should continue advancing its due diligence with respect to PowerSchool based on publicly available information and would be able to meet with PowerSchool management as part of their due diligence, but indicated that PowerSchool may be willing to provide more access to PowerSchool’s data and its management in the coming weeks in order to facilitate Bain refining its valuation of PowerSchool.

Over a period of several days starting on March 15, 2024, Bain conducted additional due diligence and met with members of PowerSchool’s management. Representatives of Goldman Sachs informed representatives of Bain they would expect Bain to submit a revised proposal within approximately three weeks.

Beginning on March 15, 2024, over a period of several days, representatives of Goldman Sachs, in accordance with the Board’s instructions at the March 5, 2024 meeting of the Board, commenced outreach to the Outreach Parties. Following Goldman Sachs’ outreach to the Outreach Parties, seven of these parties, consisting of five financial sponsors and two strategic companies, executed confidentiality agreements with PowerSchool. Each of the confidentiality agreements entered into by PowerSchool with these potential counterparties (other than Party F, described below, which was based on Party F’s form confidentiality agreement and did not contain standstill provisions) contained substantially similar provisions to the provisions of the confidentiality agreement PowerSchool entered into with Bain described below, including among other terms, a customary standstill provision that prohibited these parties (for an agreed upon period) from, among other things, offering to acquire or acquiring PowerSchool without the prior consent of PowerSchool, except that such potential counterparties could make confidential acquisition proposals directly to the Board at any time and the standstill would fall away after PowerSchool entered into a definitive agreement with a third party providing for a change of control transaction of PowerSchool.

Six of the Outreach Parties did not execute confidentiality agreements with PowerSchool and did not attend a management presentation. Representatives of these parties conveyed various reasons to representatives of Goldman Sachs for determining not to pursue an acquisition of PowerSchool, including, among other reasons, that a strategic transaction with PowerSchool did not fit current strategic priorities, that PowerSchool’s business was not a core industry focus for a party, the belief that a strategic transaction would require too large of an equity commitment, and valuation concerns, including with respect to their ability to pay a premium to PowerSchool’s then-current trading price.

On March 20, 2024, Mr. Gulati had an in-person discussion with a representative of an Outreach Party that is a financial sponsor (“Party A”) with respect to Party A’s potential interest in a transaction involving PowerSchool.

On March 21, 2024, representatives of Bain conducted a due diligence session with representatives of PowerSchool. Later that night, representatives of Bain attended a dinner with representatives of PowerSchool.

Also on March 21, 2024, following outreach by representatives of Goldman Sachs earlier in the day, a large corporation in the technology industry told representatives of Goldman Sachs that an acquisition of PowerSchool did not fit with that party’s current priorities and it would not be pursuing an acquisition of PowerSchool.

On March 22, 2024, representatives of Bain and representatives of Goldman Sachs held a discussion in which the representatives of Bain expressed continued interest in conducting due diligence with respect to, and potentially acquiring, PowerSchool following their recent meetings with PowerSchool management.

On March 25, 2024, the Board held a special meeting by videoconference with, among others, representatives of the Principal Stockholders, Kirkland, Goldman Sachs and members of PowerSchool’s management in attendance. Representatives of Goldman Sachs provided an update with respect to ongoing discussions with potential counterparties, including with respect to the status of the potential counterparties’ respective due diligence reviews and their preliminary assessments of PowerSchool. Representatives of Goldman Sachs conveyed to the Board that while feedback had generally been positive, as of that time, no party other than Bain had submitted an indication of interest. Representatives of Goldman Sachs also provided an overview of upcoming meetings with potential counterparties and reviewed timing considerations to obtain price feedback from potential counterparties, and representatives of Goldman Sachs and the Board discussed April 16, 2024 as a potential date to request that interested parties provide indications of interest. Also on March 25, 2024, Party A executed a confidentiality agreement with PowerSchool.

On March 26, 2024, representatives of Bain and representatives of Goldman Sachs held a discussion regarding potential third-party equity financing sources that Bain was seeking permission to contact, where the representatives of Bain communicated to representatives of Goldman Sachs that given the size of the equity commitment that would be required in connection with an acquisition of PowerSchool, Bain would be required to seek additional equity financing, such as from limited partners, other equity investors, existing stockholders of PowerSchool (including the Principal Stockholders), or a combination thereof.

On March 27, 2024, the Board held a special meeting by videoconference with, among others, representatives of the Principal Stockholders, Kirkland, Goldman Sachs and members of PowerSchool’s management in attendance. Eric Shander, PowerSchool’s Chief Financial Officer, presented to the Board a proposed financial profile of PowerSchool, including management’s long-range projections (the “PowerSchool Projections” as discussed in further detail in the section of this information statement entitled “Special Factors—Certain Company Financial Forecasts” beginning on page 83) to be provided to potential counterparties and to be used by the Board to compare the standalone business of PowerSchool to any proposals received from counterparties. At this meeting, the Board discussed the various assumptions contained in the PowerSchool Projections and, following discussion, the Board authorized Goldman Sachs to share the PowerSchool Projections with the potential transaction counterparties in connection with its ongoing engagement. The Board approved Bain reaching out to a limited number of equity financing sources.

Also on March 27, 2024, PowerSchool executed a confidentiality agreement with another Outreach Party that is a financial sponsor (“Party B”).

Also on March 27, 2024, representatives of Bain and representatives of Goldman Sachs held a discussion in which Goldman Sachs communicated that the Board had approved Bain reaching out to a limited number of potential equity financing sources.

On March 28, 2024, PowerSchool entered into a confidentiality agreement with Bain. The confidentiality agreement permitted Bain to discuss the contemplated transaction with certain financing sources and included customary non-disclosure and non-use provisions and a customary standstill provision that prohibited Bain (for an agreed upon period) from, among other things, offering to acquire or acquiring PowerSchool without the prior consent of PowerSchool, except that Bain could make confidential acquisition proposals directly to the Board at any time and the standstill would fall away after PowerSchool entered into a definitive agreement with a third party providing for a change of control transaction of PowerSchool. The confidentiality agreement also prohibited Bain from entering into any exclusivity or lock-up arrangement with any financing source without PowerSchool’s consent and from having discussions with PowerSchool’s management team regarding an equity rollover or any post-transaction employment or compensation matters without the prior written consent of the Board. On this day, PowerSchool also entered into a confidentiality agreement with another Outreach Party that is a financial sponsor (“Party C”).

Also on March 28, 2024, representatives of Bain participated in a videoconference management presentation with representatives of PowerSchool. Separately, representatives of Bain and representatives of Goldman Sachs held a discussion in which Bain expressed positive feedback following the management presentation. Also on this day, another financial sponsor that Goldman Sachs contacted as part of the outreach to the Outreach Parties told representatives of Goldman Sachs that it did not have deep industry experience in PowerSchool’s specific industry and did not believe it would be able to complete satisfactory diligence in order to participate in the opportunity and submit a proposal at the timing anticipated for the strategic transaction process. On March 29, 2024, another financial sponsor told representatives of Goldman Sachs that it also would not be able to participate in the opportunity to pursue a strategic transaction involving PowerSchool, in part due to the fact that it would not be able to submit a proposal at a premium above PowerSchool’s then-current trading price as well as the large equity commitment that would be required in connection with a strategic transaction.

By March 30, 2024, all Outreach Parties that had executed confidentiality agreements to date had been granted access to due diligence information regarding PowerSchool, including the PowerSchool Projections, in a virtual data room. Each potential counterparty that subsequently entered into a confidentiality agreement with PowerSchool was granted access to the data room on the same day the party entered into a confidentiality agreement. The virtual data room was updated with additional due diligence information throughout the strategic transaction process. In total, nine potential counterparties and their advisors were provided with access to the virtual data room during the strategic transaction process.

On April 1, 2024, PowerSchool executed confidentiality agreements with two Outreach Parties that are financial sponsors (“Party D” and “Party E”) and an Outreach Party that is a corporation in the software industry (“Party F”). On this day, representatives of Party B and Party F also attended separate management presentations held by representatives of PowerSchool.

On April 2, 2024, following a request from Bain, representatives of PowerSchool held two additional in-person due diligence sessions with representatives of Bain.

On April 5, 2024, PowerSchool executed a confidentiality agreement with an Outreach Party that is a corporation in the software and technology industry (“Party G”). The representatives of Party G indicated to representatives of Goldman Sachs that Party G was targeting submission of a non-binding indication of interest in the coming weeks, but did not convey a potential valuation range. Also on April 5, 2024, representatives of PowerSchool held a management presentation with representatives of Party D followed by a lunch together to further discuss a potential strategic transaction.

On April 8, 2024, representatives of Party B attended a follow-up financial model due diligence session. Also on this day, representatives of Party C attended a dinner with representatives of PowerSchool to discuss a potential strategic transaction.

On April 9, 2024, representatives of Party C attended a PowerSchool management presentation. Also on this day, representatives of Party B attended another due diligence session with representatives of PowerSchool.

Also on April 9, 2024, at the instruction of the Board, representatives of Goldman Sachs sent out a process letter to Party A, Party B, Party C, Party D and Party E, requesting that these parties submit an indicative non-binding offer by April 16, 2024. The process letter requested, among other items, that each party provide the amount of consideration on a per share basis that it was prepared to pay for all of the outstanding shares, share equivalents and equity awards of PowerSchool and advised that parties should assume a fixed total dollar value to terminate the Tax Receivable Agreement (which fixed dollar figure was not included in the process letter but was communicated to the parties prior to April 16, 2024 to be approximately $500 million based on the terms of the Tax Receivable Agreement). The process letter provided that all of PowerSchool’s stockholders would receive cash consideration with no rollover from PowerSchool’s existing stockholders and noted that any financing contingencies and uncertainties would have a substantial negative impact on PowerSchool’s view of a proposal. At this time, Bain, Party A, Party B, Party C, Party D, Party E, Party F and Party G were the only potential counterparties in the process interested in a potential strategic transaction involving PowerSchool. As Bain had already submitted a proposal and was continuing to conduct due diligence, including to refine its valuation, representatives of Goldman Sachs did not send a process letter to Bain. Bain did, however, receive materials related to the Tax Receivable Agreement. Goldman Sachs also did not send a process letter to Party G, which was continuing to progress its own due diligence review, including with respect to PowerSchool’s long-term growth, and had communicated to representatives of Goldman Sachs that it required additional time to submit a proposal. Party F also did not receive a process letter, as it had previously indicated to representatives of Goldman Sachs that it was going to assess the potential strategic transaction internally before accepting the opportunity to participate in the strategic transaction process.

On April 10, 2024, the Board held a special meeting by videoconference with, among others, representatives of the Principal Stockholders, Kirkland, Goldman Sachs and members of PowerSchool’s management in attendance. The purpose of the meeting was to discuss the terms of the Tax Receivable Agreement entered into between PowerSchool and the Principal Stockholders in connection with PowerSchool’s initial public offering. Under the terms of the Tax Receivable Agreement, the beneficiaries of the Tax Receivable Agreement were entitled to certain tax benefit payments, including an acceleration of these payments under a formula set forth in the Tax Receivable Agreement upon consummation of a change of control transaction involving PowerSchool, of which the Principal Stockholders were entitled to approximately 97.5% of these potential payments. A representative of Goldman Sachs reviewed for the Board the potential financial aspects of the Tax Receivable Agreement in connection with a strategic transaction in the context of evaluating proposals received by counterparties in the strategic transaction process. The representative of Goldman Sachs discussed with the Board that, to enable an effective comparison between proposals, all counterparties should attribute a uniform value to the Tax Receivable Agreement based on an estimate of the payments that would become payable to the beneficiaries of the Tax Receivable Agreement in the event of a change of control transaction. Representatives of Goldman Sachs also provided the Board with a summary of financial aspects of similar tax receivable agreements in certain recent comparable transactions. Representatives of Ernst & Young LLP (“EY”), PowerSchool’s accounting advisor, also reviewed with the Board certain matters with respect to the Tax Receivable Agreement. Representatives of Goldman Sachs also provided the Board with an update on the strategic transaction process, including feedback received from potential counterparties, the status of due diligence potential counterparties had conducted with respect to PowerSchool (and the areas of focus for the various potential counterparties), and the scheduled follow-ups and next steps to continue engagement with these potential counterparties to ensure that these potential counterparties were able to efficiently complete their respective due diligence reviews. Following the meeting, a representative of the Board authorized Goldman Sachs to provide to potential counterparties an assumed value of the Tax Receivable Agreement of $500 million for the purpose of submitting proposals as contemplated in the process letter sent to potential counterparties on April 9, 2024.

From April 10, 2024 through April 16, 2024, six parties declined to participate further in the strategic transaction process and did not submit indications of interest. Party A told representatives of Goldman Sachs that it would not be able to make a proposal at a premium to PowerSchool’s then-current trading price and, given the challenges facing the initial public offering markets, was concerned about its ability to ultimately exit from any such investment in PowerSchool. Representatives of Party B, after conducting several due diligence sessions with representatives of PowerSchool, conveyed to representatives of Goldman Sachs they were not able to get to a proposal at an offer price above PowerSchool’s then-current trading price given, among other factors, questions around PowerSchool’s plans regarding artificial intelligence and its plans outside the United States. Representatives of Party C expressed to representatives of Goldman Sachs that they also would not be able to make a proposal at a reasonable premium above PowerSchool’s then-current trading price. Representatives of Party D, which had conducted a significant amount of due diligence with respect to PowerSchool, expressed to representatives of Goldman Sachs that it was not in a position to complete a change of control transaction at this time, but might be interested in partnering with another potential counterparty with respect to a strategic transaction. Representatives of Party E conveyed to representatives of Goldman Sachs that it would not be able to submit a proposal at a premium above PowerSchool’s then-current trading price, and expressed concerns over the forward growth and margin assumptions reflected in the PowerSchool Projections. Representatives of Party E

further stated that it would not be interested in an acquisition of the whole company, but indicated Party E may be interested in a structured transaction that would provide some liquidity to PowerSchool, although it did not submit any proposal with respect to a transaction with PowerSchool. Representatives of Party F expressed to representatives of Goldman Sachs that it did not have the capability at this time to pursue an acquisition of PowerSchool while also advancing its other strategic priorities. Between April 10, 2024 and April 16, 2024, representatives of Goldman Sachs and PowerSchool continued to assist the due diligence review by Party G.

On April 15, 2024, representatives of Bain orally communicated to representatives of Goldman Sachs a revised all-cash proposal of $24.00 per share (the “Bain April 15 Proposal”), which included an assumption of a full waiver by all beneficiaries of the Tax Receivable Agreement of potential tax payments to be owed by PowerSchool under the Tax Receivable Agreement in connection with a change of control transaction. Representatives of Bain conveyed to representatives of Goldman Sachs that Bain reduced its offer compared to its prior offer based on its due diligence findings to date. Representatives of Goldman Sachs promptly shared the Bain April 15 Proposal with the Board.

As of April 16, 2024, the date on which the process letter requested potential counterparties submit non-binding indications of interest, no party that received a process letter submitted an indication of interest. During this time, representatives of Goldman Sachs and PowerSchool continued to assist the due diligence review by Party G. In addition to Bain, Party G was the only other party continuing to evaluate a potential strategic transaction with PowerSchool. In order to explore the feasibility of a potential strategic transaction with Party G, representatives of Kirkland engaged with representatives of Party G to discuss the potential regulatory risk associated with a strategic transaction involving Party G and PowerSchool. Based on these preliminary discussions, representatives of Kirkland determined that a potential strategic transaction with Party G had material regulatory risk as compared to a potential strategic transaction with Bain.

On the morning of April 17, 2024, Spruce Point Capital Management LLC, an investment management firm that focuses on short-selling, value and special situation investment opportunities, publicly released a “short seller” report (the “Spruce Report”) detailing several concerns it had with respect to PowerSchool’s operations. The closing trading price for the Class A Common Stock on April 17, 2024 was $17.79 per share, down from the closing price of $19.73 per share on April 16, 2024. Also on April 17, 2024, certain members of the Board who were available to meet on that day, along with representatives of Goldman Sachs and Kirkland and certain members of PowerSchool’s management, held an informal meeting to discuss the assertions in the Spruce Report and the Bain April 15 Proposal, including the potential impact of the Spruce Report on the strategic transaction process. At this meeting, representatives of Goldman Sachs presented to attendees, among other topics, an update with respect to the recent discussions with potential counterparties (including Bain following its submission of the Bain April 15 Proposal) and the feedback received to date, including from parties who had recently declined to move forward in the process without submitting a proposal. Representatives of Goldman Sachs also presented an overview of the PowerSchool Projections relative to Wall Street research analyst forecast estimates and a preliminary financial analysis based on the PowerSchool Projections. Representatives of Goldman Sachs updated the Board that only Bain and Party G remained interested in a potential strategic transaction, noting that Bain had requested additional time with PowerSchool’s management to undertake product demonstrations, and that Party G had requested additional due diligence sessions with representatives of PowerSchool.

On April 17, 2024, following PowerSchool’s receipt of the Bain April 15 Proposal through April 20, 2024, and after discussions by certain members of the Board regarding the Bain April 15 Proposal, representatives of Goldman Sachs encouraged Bain to increase its offer price.

On April 20, 2024, following discussions between representatives of Goldman Sachs and representatives of Bain, Bain orally communicated to representatives of Goldman Sachs a revised all-cash proposal of $24.40 per share (the “Bain April 20 Proposal”), which included an assumption of a full waiver by all beneficiaries of the Tax Receivable Agreement of potential payments to be owed by PowerSchool under the Tax Receivable Agreement in connection with a change of control transaction. Representatives of Goldman Sachs promptly shared the Bain April 20 Proposal with the Board.

On April 21, 2024, the Board held a special meeting by videoconference with, among others, representatives of the Principal Stockholders, Kirkland, Goldman Sachs and members of PowerSchool’s management in attendance. A representative of Goldman Sachs reviewed with the Board the Bain April 20 Proposal and certain proposed potential responses to Bain to encourage Bain to further increase its offer price. The representatives of Goldman Sachs also updated the Board that Party G was the only other party that remained potentially interested in submitting a proposal. The Board directed Goldman Sachs to continue to progress discussions with Party G. Representatives of Kirkland shared with the Board its view that due to regulatory considerations, a potential strategic transaction with Party G would be less certain to close than a transaction with Bain or the other strategic parties that Goldman Sachs had contacted. Following the meeting, and at the direction of the Board, Mr. Goldberg and Mr. Saroya discussed the Bain April 20 Proposal directly with representatives of Bain and encouraged Bain to further increase its offer price. Representatives of Goldman Sachs also had discussions with representatives of Bain to communicate the same message.

On April 22, 2024, Bain orally communicated to representatives of Goldman Sachs a “best and final” all-cash offer to acquire PowerSchool for $24.50 per share (the “Bain April 22 Proposal”), which included an assumption of a full waiver by all beneficiaries of the Tax Receivable Agreement of potential payments to be owed by PowerSchool under the Tax Receivable Agreement in connection with a change of control transaction. The Bain April 22 Proposal stated Bain was prepared to negotiate and sign definitive transaction documents prior to PowerSchool’s upcoming earnings announcement on May 7, 2024. Representatives of Goldman Sachs promptly shared the Bain April 22 Proposal with the Board.

On April 22, 2024, the Board held a special meeting by videoconference with, among others, representatives of the Principal Stockholders, Kirkland, Goldman Sachs and members of PowerSchool’s management in attendance. Representatives of Goldman Sachs reviewed with the Board the current status of the strategic transaction process, including with respect to the discussions between representatives of Goldman Sachs and representatives of Bain following the April 21, 2024 meeting of the Board and a summary of the Bain April 22 Proposal. Representatives of Goldman Sachs also noted that representatives of Bain previously indicated that given the size of the equity commitment required in connection with the potential transaction Bain would need additional equity financing (such as from limited partners, other equity investors or existing stockholders of PowerSchool, including the Principal Stockholders), which it had not secured to date, and that would need to be addressed before Bain would be in a position to sign definitive transaction documents. At this meeting, the Board also expressed a desire to announce a transaction prior to PowerSchool’s upcoming earnings announcement on May 7, 2024. Given the Bain April 22 Proposal was orally communicated as Bain’s “best and final” offer, the Board determined that, if the Principal Stockholders were supportive as selling stockholders of considering a transaction with Bain at that value, Goldman Sachs should request that Bain submit a written proposal to the Board detailing the material terms and conditions on which Bain was willing to proceed in order for the Board to make an informed decision whether to move forward with Bain. The Board also instructed representatives of Goldman Sachs to continue engaging with Party G, which had still not made an offer at that time but was continuing to conduct due diligence. At the meeting, the representatives of the Principal Stockholders expressed support for the Board’s request that Bain submit a written proposal, including to assess whether the Board and the Principal Stockholders would be supportive of a transaction with Bain taking into account other material terms to be set forth in a written proposal. Following the meeting, at the instruction of the Board, representatives of Goldman Sachs instructed representatives of Bain on April 23, 2024 to submit a formal written proposal including the material terms and conditions on which Bain was willing to proceed with respect to a transaction for the Board to review. As part of that discussion on April 23, 2024, representatives of Goldman Sachs informed the representatives of Bain that PowerSchool expected to negotiate and sign definitive transaction documents prior to its upcoming earnings announcement on May 7, 2024.

On April 23, 2024, representatives of a financial sponsor (“Party H”), which had not been contacted by Goldman Sachs in connection with the strategic transaction process, contacted representatives of Goldman Sachs to state that they had heard rumors of a strategic transaction process involving PowerSchool and noted to representatives of Goldman Sachs that, if Goldman Sachs were going to reach out to additional potential counterparties, Party H would like to be contacted. Representatives of Goldman Sachs promptly shared Party H’s outreach with a member of PowerSchool’s management and representatives of the Principal Stockholders, and the representatives of the Principal Stockholders promptly informed the Board of Party H’s outreach.

On April 24, 2024, representatives of Bain submitted a written proposal (the “Bain April 24 Written Proposal”) to representatives of Goldman Sachs, which was promptly shared with the Board and its advisors. The material terms set forth in the Bain April 24 Written Proposal provided that Bain would acquire PowerSchool in an all-cash transaction at a price per-share of $22.17, subject to certain assumptions relating to PowerSchool’s outstanding indebtedness at closing of the potential transaction, the payment by PowerSchool of approximately $500 million under the terms of the Tax Receivable Agreement and the treatment of certain outstanding equity awards of PowerSchool. Representatives of Goldman Sachs subsequently noted for the Board that the per-share price set forth in the Bain April 24 Written Proposal was equal to a price per share of $24.50 if amounts due under the Tax Receivable Agreement in connection with the potential transaction were waived and instead included in the per-share price for the benefit of all stockholders. The Bain April 24 Written Proposal included a requirement of a “significant” equity rollover from existing stockholders, including the Principal Stockholders, subject to Bain controlling a majority of the pro forma equity of PowerSchool after the closing of the potential transaction. The Bain April 24 Written Proposal also set forth Bain’s expectation that the potential transaction would include (i) the approval of a fully-empowered special committee of the Board comprised exclusively of directors independent from the Principal Stockholders and (ii) approval of a majority of the stockholders of PowerSchool unaffiliated with the Principal Stockholders as a condition to the transaction’s closing (the “Majority-of-the-Minority Approval”). Bain also requested PowerSchool’s consent under the confidentiality agreement to engage with several financing sources in connection with the potential transaction and proposed to sign the potential transaction by May 7, 2024.

Also on April 24, 2024, representatives of Goldman Sachs uploaded to the virtual data room an initial draft of the merger agreement (the “Draft Merger Agreement”) prepared by Kirkland. The Draft Merger Agreement, among other things, (i) contained customary representations, warranties and covenants for a transaction involving a financial sponsor buyer, (ii) provided for customary termination rights of PowerSchool, including to enter into an acquisition agreement for a superior proposal (subject to compliance with the terms of the agreement and the payment of a termination fee), and (iii) included “hell or high water” obligations with respect to achieving required regulatory approvals. The Draft Merger Agreement contemplated that the Principal Stockholders, who together held the requisite percentage of voting securities of PowerSchool to approve a change of control transaction in accordance with the DGCL and PowerSchool’s organizational documents, would deliver a written consent approving the Merger after signing of the merger agreement. The Draft Merger Agreement did not contemplate a rollover by any PowerSchool stockholders or Majority-of-the-Minority Approval. The Draft Merger Agreement also did not contemplate any amendment to the terms of, or any waiver of the potential payments to be owed under the Tax Receivable Agreement in connection with a change of control transaction.

Also on April 24, 2024, Goldman Sachs delivered a relationship disclosure letter to the Board, which letter addresses Goldman Sachs’ relationships with each of the Principal Stockholders and Bain.

Also on April 24, 2024, the Board held a special meeting by videoconference with, among others, representatives of the Principal Stockholders, Kirkland, Goldman Sachs and members of PowerSchool management in attendance. Representatives of Goldman Sachs provided a process update, an overview of the financial aspects of the Bain April 24 Written Proposal, a summary of the historical trading history of the Class A Common Stock and a preliminary illustrative analysis of the Class A Common Stock at various prices. At this meeting, the Board also discussed Goldman Sachs’ relationship disclosure letter from Goldman Sachs delivered to the Board prior to the meeting. The Board concluded that none of the relationships disclosed would affect Goldman Sachs’ ability to serve as PowerSchool’s financial advisor. Representatives of Kirkland orally disclosed to the Board relationships of Kirkland, including certain representatives of Kirkland, with PowerSchool, the Principal Stockholders, Bain and other relevant parties, which included, among other things, the fact that Vista and Bain are long-standing clients of Kirkland with multiple concurrent engagements and that certain partners of

Kirkland are members of a limited partnership that is an investor in one or more investment funds affiliated with Vista and Bain. Following Kirkland’s oral disclosure, the Board concluded that none of the relationships disclosed would affect Kirkland’s ability to serve as PowerSchool’s legal advisor. Representatives of Kirkland also reviewed with the Board certain key terms of the Draft Merger Agreement that was uploaded to the virtual data room. Also at this meeting, representatives of Kirkland advised the Board with respect to certain process considerations based on the Bain April 24 Written Proposal. The Principal Stockholders addressed Bain’s requirement for a significant equity rollover in the Bain April 24 Written Proposal, reiterating their strong preference for a full cash-out of their holdings in any transaction. However, the representatives of the Principal Stockholders indicated to the Board that they may be willing to consider a rollover of a portion of their equity in PowerSchool in order to facilitate a transaction with Bain if the Board determined that such a transaction was in the best interests of all PowerSchool stockholders. Representatives of the Principal Stockholders also addressed Bain’s requirement of Majority-of-the-Minority Approval and indicated they were not supportive of this requirement, including based on the thorough strategic transaction process conducted to date and in order not to impair certainty of closing of any transaction. In light of the potential rollover by the Principal Stockholders and the possible acceleration of payments due under the Tax Receivable Agreement, the Board determined that it was appropriate to establish a special committee comprised of directors independent from the Principal Stockholders, initially consisting of Barbara Byrne, Ronald D. McCray and Amy McIntosh (subject to the final determination upon review of the proposed committee members by the Special Committee with the assistance of any legal advisors selected by the Special Committee). The Board passed resolutions authorizing and empowering the Special Committee to, among other things, (i) review and evaluate the potential transaction, including a possible rollover by the Principal Stockholders and the treatment of the Tax Receivable Agreement in connection therewith (including potential amendments thereto or termination thereof, and including potential acceleration of Tax Receivable Agreement payments that may be triggered by the potential transaction), (ii) make such investigation of the potential transaction and certain alternatives thereto (including remaining an independent company) as the Special Committee, in its sole discretion, deems advisable or appropriate, (iii) if the Special Committee considers it advisable or appropriate, review and provide input with respect to the price, structure, form, terms and conditions of the potential transaction or certain alternatives thereto (including remaining an independent company) and the form, terms and conditions of any definitive agreements in connection therewith, (iv) determine whether the potential transaction is advisable and fair to and in the best interests of PowerSchool and its stockholders, (v) obtain any necessary or desirable advice, assistance and opinions from financial advisors, legal counsel or other advisors, consultants and agents, (vi) recommend to the full Board what action, if any, should be taken by PowerSchool with respect to the potential transaction, the rollover by the Principal Stockholders and the treatment of the Tax Receivable Agreement in connection therewith (including potential amendments thereto or termination thereof, and including the potential acceleration of Tax Receivable Agreement payments that may be triggered by the potential transaction), and (vii) provide reports or recommendations to the Board in regard to the potential transaction at such times as the Special Committee deems appropriate and consistent with its activities. The Board resolutions also provided that the Board would not approve any potential transaction that involves a rollover by the Principal Stockholders or any outcome with respect to the Tax Receivable Agreement that results in the Principal Stockholders receiving a payment under the Tax Receivable Agreement without the prior favorable recommendation of the Special Committee. The Board resolutions also provided that the Special Committee has the authority, in its sole discretion, to interview, select and retain, at PowerSchool’s expense, such legal counsel, financial and other advisors, consultants and agents as it may deem appropriate, in its sole discretion, to evaluate the potential transaction including the rollover by the Principal Stockholders and treatment of the Tax Receivable Agreement in connection therewith (including potential amendments thereto or termination thereof, and including the potential acceleration of Tax Receivable Agreement payments that may be triggered by the potential transaction). The Board resolutions also provided that each member of the Special Committee would receive a cash fee in the amount of $1,500 for each meeting of the Special Committee such member attended (none of which was contingent upon the consummation of any particular transaction or on the Special Committee’s recommendation with respect to any particular transaction). At this time, representatives of the Principal Stockholders had not communicated to the Board whether or not they would be willing to agree to a partial or complete waiver of payments under the Tax Receivable Agreement.

Later that day, on April 24, 2024, the Special Committee held a meeting by videoconference with a representative of Centerview Partners LLC (“Centerview”) in attendance to discuss potentially engaging Centerview as its independent financial advisor in connection with the Special Committee’s consideration of the potential transaction. At the end of the meeting, the Special Committee selected Centerview to be its financial advisor in light of Centerview’s experience in acting as financial advisor to special committees in public company sale situations, subject to Centerview providing relationship disclosure with respect to Bain, Vista and Onex and the Special Committee’s review of that information.

Also on April 24, 2024, Party G, the only remaining prospective counterparty other than Bain, told representatives of Goldman Sachs that Party G would not be able to submit an offer at an attractive valuation due to concerns surrounding PowerSchool’s potential growth and adverse market dynamics.

In the following days, representatives of PowerSchool and Bain met for several product demonstrations and other due diligence sessions as part of Bain’s due diligence process.

On April 25, 2024, the Special Committee held a meeting by videoconference with a representative of Freshfields Bruckhaus Deringer LLP (“Freshfields”) in attendance to discuss potentially engaging Freshfields as its independent legal advisor in connection with the Special Committee’s consideration of the potential transaction. The Special Committee considered Freshfields’ experience with transactions involving special committees in public company sale situations and in transactions involving tax receivable agreements, as well as Freshfields’ independence with respect to the potential transaction based upon preliminary relationship disclosure made by Freshfields to the Special Committee at the meeting with respect to Bain, Vista and Onex. At the end of the meeting, the Special Committee selected Freshfields as its legal advisor, subject to receipt from Freshfields of a complete relationship disclosure and the Special Committee’s review of that information.

Also on April 25, 2024, representatives of Freshfields met with representatives of Kirkland to receive an informational update from Kirkland on the process that PowerSchool and its advisors had run to date with respect to the potential transaction. Following this discussion, representatives of Kirkland updated Messrs. Goldberg and Saroya with respect to the status of the Special Committee, indicating that the Special Committee had selected a financial advisor and a legal advisor in connection with its review of a potential transaction.

On April 26, 2024, representatives of Kirkland shared an initial draft of the rollover governance term sheet (the “Governance Term Sheet”) with representatives of Freshfields. The Governance Term Sheet was prepared at the request of the Principal Stockholders to reflect the terms on which the Principal Stockholders may be willing to consider a rollover as required by Bain in the Bain April 24 Written Proposal despite their preference to sell all of their holdings in any transaction. Later that day, following Freshfields’ review, representatives of Kirkland shared the draft Governance Term Sheet with representatives of Ropes & Gray LLP (“Ropes”), legal advisor to Bain. While the Bain April 24 Written Proposal provided that Bain would require a “significant” rollover by existing stockholders of PowerSchool but did not include a specific proposal, the draft Governance Term Sheet did not specify a rollover amount.

Also on April 26, 2024, representatives of Freshfields met via teleconference with each member of the Special Committee individually to assess each member’s interests in and independence with respect to the potential transaction.

Also on April 26, 2024, representatives of a financial sponsor (“Party I”), which had not been contacted by Goldman Sachs in connection with the strategic transaction process, contacted representatives of Goldman Sachs to state that they had heard rumors of a strategic transaction process involving PowerSchool. In light of PowerSchool’s and Goldman Sachs’ judgment, informed by the factors considered in selecting the Outreach Parties and general informal discussions between representatives of Goldman Sachs and a senior member of Party I prior to Goldman Sachs’ outreach to the Outreach Parties, that Party I would not be prepared to transact at the valuation that was expected to transpire for a successful transaction, it was decided not to engage with Party I.

On April 28, 2024, the Special Committee held a meeting by videoconference with representatives of Freshfields in attendance to discuss the independence of each of the members of the Special Committee as well as Freshfields and Centerview. Ms. McIntosh confirmed to the Special Committee that she had a very small financial interest in the Tax Receivable Agreement, of which she was unaware at the time of the creation of the Special Committee, and following this disclosure, Ms. McIntosh resigned from the Special Committee and exited the meeting. The Special Committee then discussed the independence of the remaining members of the Special Committee, and concluded that neither of the remaining members of the Special Committee (i.e., Ms. Byrne and Mr. McCray) had any relationships with Bain, Vista or Onex nor any conflicting interest in the potential transaction that would impair their independence or disinterestedness as members of the Special Committee. The Special Committee then discussed the relationship disclosure letter that Centerview had provided to the Special Committee in advance of the meeting, and the complete relationship disclosure provided orally by representatives of Freshfields to the Special Committee at the meeting, and concluded that none of the information provided in these disclosures raised any concerns regarding each of Centerview’s and Freshfields’ independence or ability to advise the Special Committee. Representatives of Centerview then joined the meeting, following which representatives of Freshfields led the Special Committee through a presentation and discussion of its fiduciary duties, a review of PowerSchool’s capitalization and organizational structure and an overview of the Tax Receivable Agreement. The Special Committee also discussed with representatives of Centerview and Freshfields the transaction process leading up to this meeting, certain key issues that the Special Committee would be considering (including the potential for a Majority-of-the-Minority Approval and the treatment of the Tax Receivable Agreement) and next steps.

On April 29, 2024, representatives of Ropes sent to representatives of Kirkland a revised draft of the Governance Term Sheet, which was promptly shared with PowerSchool and the Special Committee and its advisors. The revised draft of the Governance Term Sheet did not include a proposal with respect to the rollover amount of the Principal Stockholders. Following receipt of Ropes’ draft of the revised Governance Term Sheet, representatives of Kirkland and representatives of Ropes held multiple teleconferences to discuss the Governance Term Sheet. During these teleconferences, among other items discussed, representatives of Ropes conveyed to the representatives of Kirkland that Bain expected the Principal Stockholders to jointly rollover an amount of equity in PowerSchool that would result in the Principal Stockholders collectively owning 49% of PowerSchool on a pro forma basis after the closing of the potential transaction. During the course of these discussions, representatives of Kirkland consulted with representatives of Freshfields regarding the Governance Term Sheet.

On May 1, 2024, the Special Committee held a meeting by videoconference with representatives of Freshfields and Centerview in attendance. Representatives of Centerview provided an overview of discussions that they held with representatives of Goldman Sachs regarding the process leading to the potential transaction, including Goldman Sachs’ outreach efforts to financial sponsors and strategic bidders and the feedback that had been received from those bidders that had declined to pursue a potential transaction. Representatives of Centerview also reviewed with the Special Committee the mechanics of tax receivable agreements generally and how tax receivable agreements have been addressed in the context of change of control transactions, including by reference to precedent transactions. The Special Committee discussed the estimated amounts that would become payable under the Tax Receivable Agreement in connection with the potential transaction, and the range of value that could potentially be transferred to the unaffiliated stockholders of PowerSchool if these amounts were waived in whole or in part. The Special Committee also discussed whether the potential transaction should be structured to require Majority-of-the-Minority Approval, and instructed representatives of Freshfields to reach out to representatives of Kirkland to discuss that topic further.

Also on May 1, 2024, representatives of Ropes sent a revised draft of the Merger Agreement to representatives of Kirkland, which was promptly shared with PowerSchool and the Special Committee and its advisors. Consistent with the Bain April 24 Written Proposal, the Ropes draft of the Merger Agreement included provisions requiring Majority-of-the-Minority Approval. Later that day, representatives of Kirkland and representatives of Ropes held a teleconference to discuss the transaction process and related matters. During this teleconference, the representatives of Kirkland conveyed the view of the Principal Stockholders that the transaction should be structured without requiring Majority-of-the-Minority Approval, including, among other reasons, because of the thorough strategic transaction process that Goldman Sachs had conducted as instructed by the Board. The representatives of Kirkland further noted to the representatives of Ropes that the Special Committee would have views on this issue that would need to be incorporated into the discussions. Also on this day, representatives of Kirkland sent to representatives of Ropes an initial draft of the PowerSchool disclosure letter.

Also on May 1, 2024, representatives of Kirkland held a teleconference with representatives of Freshfields to receive an update on the status of the Special Committee’s review of the potential transaction, including the Special Committee’s perspective with respect to requiring Majority-of-the-Minority Approval. Representatives of Freshfields conveyed that Centerview continued to complete its financial analyses with respect to PowerSchool and the Bain April 24 Written Proposal, and that the Special Committee was not yet in a position to provide a view with respect to the terms of the Bain April 24 Written Proposal, including with respect to Majority-of-the-Minority Approval or the treatment of the Tax Receivable Agreement. During this teleconference, the representatives of Kirkland also conveyed the view of the Principal Stockholders that the transaction should be structured without requiring Majority-of-the-Minority Approval, including, among other reasons, because of the thorough strategic transaction process that Goldman Sachs had conducted as instructed by the Board.

Also on May 1, 2024, representatives of Centerview met with Mr. Shander and Shane Harrison, Senior Vice President, Investor Relations, of PowerSchool, to discuss the PowerSchool Projections and the underlying assumptions thereto, as well as the performance and certain tax characteristics of PowerSchool.

Between May 1, 2024 and May 6, 2024, representatives of Kirkland and representatives of Ropes communicated with respect to open issues in the Merger Agreement and the PowerSchool disclosure letter, a form of support and rollover agreement to be executed by the Principal Stockholders in connection with their potential rollover (the “Support and Rollover Agreement”), the Governance Term Sheet and various other transaction documents. The parties also exchanged several drafts of these transaction documents. During the course of these communications and discussions, representatives of Kirkland consulted with representatives of Freshfields with respect to the open issues and drafts of the transaction documents, including sharing and discussing drafts of the Merger Agreement, Support and Rollover Agreement and Governance Term Sheet prior to sharing these drafts with representatives of Ropes.

On May 2, 2024, the Special Committee held a meeting via videoconference with a representative of Freshfields in attendance. The representative of Freshfields reviewed with the Special Committee the legal and financial terms of the engagement letter, which did not include the value of any payments under the Tax Receivable Agreement in the computation of the transaction fee to be paid to Centerview, to be entered into with Centerview to formalize the engagement of Centerview as financial advisor to the Special Committee. Following discussion, the Special Committee authorized Freshfields to finalize the engagement letter on the terms discussed at the meeting. At this meeting, the representative of Freshfields also reviewed with the Special Committee the discussions that representatives of Freshfields held with representatives of Kirkland the day prior, including with respect to the views of the Principal Stockholders on a potential Majority-of-the-Minority Approval requirement. The Special Committee and the representative of Freshfields discussed the pros and cons of having a Majority-of-the-Minority Approval requirement and, following discussion, the Special Committee determined that it would continue assessing whether to request such a requirement. In addition, the representative of Freshfields provided the Special Committee with an update on the timing of the potential transaction, as well as on the status and certain terms of the transaction documents that had been progressed.

Also on May 2, 2024, representatives of Ropes sent to representatives of Kirkland initial drafts of the equity commitment letter (the “Equity Commitment Letter”) and limited guarantee (the “Limited Guarantee”) to be executed by Bain in connection with the proposed transaction.

On May 3, 2024, the Special Committee held a meeting by videoconference with representatives of Freshfields and Centerview in attendance. Representatives of Centerview provided an overview of the PowerSchool Projections, detailing how these projections compare to consensus estimates, as well as the potential key assumptions and risks involved in achieving the PowerSchool Projections. Following this discussion, the Special Committee then reviewed potential next steps with respect to the potential transaction, including whether to, at such time, request that (i) the potential transaction be structured to require Majority-of-the-Minority Approval and/or (ii) all or a portion of the potential payments to be owed to the beneficiaries of the Tax Receivable Agreement in connection with a change of control transaction be waived. Following this discussion, the Special Committee directed Freshfields to convey to representatives of Kirkland the Special Committee’s desire to structure the potential transaction to require Majority-of-the-Minority Approval, and to also convey to representatives of Kirkland that the Special Committee’s proposal with respect to any waiver of payments under the Tax Receivable Agreement would be forthcoming once Centerview had completed its ongoing financial analysis work. Also on May 3, 2024, representatives of Freshfields held a teleconference with representatives of Kirkland to convey these messages.

On May 5, 2024, representatives of Ropes sent to representatives of Kirkland an issues list containing certain key open issues in the Merger Agreement and the Governance Term Sheet, which was promptly shared with PowerSchool and the Special Committee and its advisors. Among the open items with respect to the Merger Agreement were the termination fees to be payable by PowerSchool and Bain, the regulatory efforts standard, the treatment of equity awards, closing timing and the conditions to the closing of the Merger. The open items with respect to the Governance Term Sheet included, among other things, the quantum and related aspects of the rollover by the Principal Stockholders, certain governance rights, transfer restrictions and liquidity rights. On this day, representatives of Ropes also shared with representatives of Kirkland a draft of a debt commitment letter (the “Debt Commitment Letter”) that contemplated debt financing consisting of a term loan facility in an aggregate principal amount equal to $2.375 billion, a delayed draw term loan facility in an aggregate principal amount equal to $500 million and a revolving credit facility in an aggregate principal amount equal to $300 million. Representatives of Kirkland promptly shared the draft of the Debt Commitment Letter with PowerSchool, the Special Committee and its advisors.

Later in the day on May 5, 2024, following input from PowerSchool, Freshfields and the Principal Stockholders, Kirkland sent responses to the issues list previously sent by Ropes. With respect to the treatment of the Tax Receivable Agreement and the requisite stockholder approval, Kirkland’s issues list provided that both items were subject to discussion with the Special Committee.

Also on May 5, 2024, representatives of Kirkland had a teleconference with representatives of Freshfields, during which the representatives of Kirkland conveyed that the Principal Stockholders would only be prepared to discuss the Special Committee’s request for the Majority-of-the-Minority Approval requirement after receiving the Special Committee’s proposal on the treatment of the Tax Receivable Agreement.

Also on May 5, 2024, representatives of Bain and the Principal Stockholders also had a discussion to attempt to resolve remaining open transaction items.

On May 6, 2024, the Special Committee held a meeting by videoconference with representatives of Freshfields and Centerview in attendance. Representatives of Freshfields provided an update on the discussions they held with representatives of Kirkland since the prior meeting of the Special Committee, including the fact that Kirkland had conveyed the Principal Stockholders’ position that they would need to receive the Special Committee’s position on the treatment of the Tax Receivable Agreement before discussing the Special Committee’s request for the Majority-of-the-Minority Approval requirement. In addition, representatives of Freshfields provided an update on the status and certain terms of the transaction documents that had been progressed. Representatives of Centerview reviewed with the Special Committee, among other topics, (i) the financial terms of the Bain April 24 Written Proposal, (ii) the illustrative impact on the per share price of the proposal resulting from a waiver of all or a portion of the potential payments to be owed by PowerSchool under the Tax Receivable Agreement in connection with a change of control transaction, (iii) the current and historical trading performance of PowerSchool’s shares and (iv) Centerview’s preliminary financial analyses in respect of PowerSchool and the proposal from Bain. Following discussion, the Special Committee then reviewed the possible concessions it could seek from the Principal Stockholders with regard to the treatment of the Tax Receivable Agreement, taking into account Centerview’s preliminary financial analyses and presentation on the illustrative impact of potential waivers, and with regard to requiring a Majority-of-the-Minority Approval. Following this discussion, the Special Committee directed Freshfields to convey to representatives of Kirkland its request for full waiver of potential payments to be owed by PowerSchool under the Tax Receivable Agreement in connection with a change of control transaction, and to also reiterate to representatives of Kirkland the Special Committee’s desire that the potential transaction be structured to require the Majority-of-the-Minority Approval. Also on May 6, 2024, representatives of Freshfields held a teleconference with representatives of Kirkland to convey this message.

Later on May 6, 2024, representatives of Kirkland held a teleconference with representatives of Freshfields, during which representatives of Kirkland communicated that the Principal Stockholders had informed Kirkland that they (i) were willing to waive all amounts payable under the Tax Receivable Agreement, other than approximately $40 million that was then payable but that had been deferred due to restrictive covenants under PowerSchool’s credit agreement and (ii) were unwilling to proceed with a transaction that was structured to require the Majority-of-the-Minority Approval.

Later on May 6, 2024, the Special Committee held a meeting by videoconference with representatives of Freshfields and Centerview in attendance. Representatives of Freshfields provided the Special Committee with an update on its discussions with Kirkland, including the latest proposal by the Principal Stockholders in respect of the treatment of the Tax Receivable Agreement and the inclusion of the Majority-of-the-Minority Approval condition. Following discussion among the Special Committee and its advisors, the Special Committee determined that it would be willing to forego requiring the Majority-of-the-Minority Approval condition in light of the substantial economic concession the Principal Stockholders were willing to agree to with respect to the Tax Receivable Agreement, as well as the full strategic transaction process that had been run with respect to the potential sale of PowerSchool, but that the Special Committee should nevertheless continue to seek a full waiver of potential payments to be owed by PowerSchool under the Tax Receivable Agreement in connection with a change of control transaction. The Special Committee directed Freshfields to communicate this position to Kirkland, which representatives of Freshfield did promptly following the meeting.

Later on May 6, 2024, representatives of Bain told representatives of Goldman Sachs that, based on due diligence conducted since Bain submitted the Bain April 24 Written Proposal as well as financing considerations with respect to obtaining the requisite funds for the potential transaction, Bain was no longer willing to pursue a transaction at the per-share valuation set forth in the Bain April 24 Written Proposal of $22.17 (which price was equal to a price per share of $24.50 if amounts due under the Tax Receivable Agreement were waived in their entirety and instead included in the per share price to all stockholders). Bain noted that it would continue to conduct due diligence to determine whether it would be able to make a revised proposal. Representatives of Kirkland informed representatives of Freshfields of these developments, which developments were promptly shared with the Special Committee.

Also on May 6, 2024, the Special Committee and PowerSchool executed an engagement letter with Centerview, providing for Centerview’s engagement as the Special Committee’s independent financial advisor.

On May 7, 2024, PowerSchool released its quarterly earnings for the quarter ended March 31, 2024.

On May 8, 2024, The Wall Street Journal reported that Bain was pursuing an acquisition of PowerSchool that could value PowerSchool at approximately $6 billion, inclusive of debt (the “WSJ Article”), with a value “somewhere in the $20s per share”. The WSJ Article also stated that the potential transaction could occur in the coming weeks. Following the release of the WSJ Article, representatives of Party H reached out to Mr. Goldberg and Mr. Saroya to express their interest in pursuing a potential acquisition of PowerSchool, indicating that Party H could move quickly to conduct due diligence and make a competitive proposal to acquire PowerSchool. Representatives of Party H also conveyed to Mr. Saroya and Mr. Goldberg that they expected Party H may be able to propose a valuation in the mid $20 per share range. In connection with providing this high-level valuation guidance, the representatives of Party H did not specify particular treatment of the Tax Receivable Agreement in connection with any potential transaction. Mr. Goldberg and Mr. Saroya conveyed to representatives of Party H that Goldman Sachs was managing the strategic transaction process but that they would communicate the interest of Party H to the Board. Following discussions with the representatives of Party H, Mr. Goldberg and Mr. Saroya communicated to the Board and representatives of Goldman Sachs that Party H had reached out on an unsolicited basis to express interest in pursuing a potential acquisition of PowerSchool, including the general valuation range at which Party H may be willing to transact. During this time, Mr. Saroya had several discussions with representatives of Party H regarding Party H’s interest in a potential transaction. Given the developments with respect to Bain prior to the publication of the WSJ Article, the Board determined to assist Party H in efficiently completing due diligence and negotiating definitive transaction documents for a potential strategic transaction. Representatives of Kirkland also updated representatives of Freshfields that Party H had expressed their interest in pursuing a potential acquisition of PowerSchool, and representatives of Freshfields in turn provided an update on Party H to the Special Committee.

Also on May 8, 2024, a representative of Party I sent the WSJ Article to representatives of Goldman Sachs, without indicating a specific proposal.

On May 9, 2024, a representative of Party I contacted a representative of Centerview to let them know that they had seen the WSJ Article and that they might be interested in participating in discussions regarding a potential transaction. The representative of Centerview responded that Party I should contact Goldman Sachs as well to convey that interest. The representative of Centerview also informed a representative of Freshfields regarding the outreach from Party I, and Freshfields promptly informed Kirkland of the same.

On May 10, 2024, Party H executed a confidentiality agreement with PowerSchool. The terms of the confidentiality agreement were substantially similar to the terms of the confidentiality agreements PowerSchool entered into with other potential counterparties (including Bain), including that it contained a customary standstill provision that prohibited Party H (for an agreed upon period) from, among other things, offering to acquire or acquiring PowerSchool without the prior consent of PowerSchool, and also permitted Party H to make acquisition proposals at any time after PowerSchool entered into a definitive agreement with a third party providing for a change of control transaction of PowerSchool. Party H was subsequently granted access to the virtual data room (including the PowerSchool Projections provided to other prospective counterparties). Representatives of Party H communicated to representatives of Goldman Sachs that, subject to its ongoing due diligence, Party H would be willing to execute a transaction on substantially similar terms as the contemplated transaction involving Bain and indicated that it would require a significant equity rollover by the Principal Stockholders.

On May 11, 2024, representatives of Kirkland and representatives of Party H’s outside legal advisor had a teleconference to discuss a potential transaction involving PowerSchool and Party H, including the status of Party H’s due diligence review and Kirkland’s preparation of drafts of the Merger Agreement and the PowerSchool disclosure letter, the Support and Rollover Agreement, the Governance Term Sheet and other transaction documents. Representatives of Kirkland also updated representatives of Freshfields with respect to the status of discussions with Party H, and a member of PowerSchool’s management also provided an update to the Special Committee with respect to the status of discussions with Party H. The next day, on May 12, 2024, representatives of Kirkland sent Party H’s outside legal advisor drafts of the Merger Agreement, the Support and Rollover Agreement and the Governance Term Sheet, drafts of which had previously been shared with Freshfields for their input. That evening, representatives of Goldman Sachs provided an update to representatives of Centerview and Freshfields on the status of discussions with each of Bain and Party H. The representatives of Goldman Sachs, Centerview, Kirkland and Freshfields discussed the outreach from Party I, and the representatives of Goldman

Sachs informed Centerview and Freshfields that as part of general informal industry discussions that they had with a senior member of Party I, it was unlikely that Party I would ultimately be willing to transact with PowerSchool at an attractive valuation or at all. The representatives of Centerview and Freshfields in turn passed along these updates to the Special Committee.

Over the next week, PowerSchool held several due diligence sessions with representatives of Party H.

On May 14, 2024, certain members of the Board who were available to meet that day, along with representatives of Goldman Sachs and Kirkland and certain members of PowerSchool’s management, held an informal meeting where representatives of Goldman Sachs provided attendees with an update on the status of discussions with representatives of Bain and representatives of Party H. Representatives of Goldman Sachs conveyed to meeting attendees that Party H continued to conduct due diligence with respect to PowerSchool but was not yet in a position to submit a proposal.

Also on May 14, 2024, the Special Committee held a meeting by videoconference with representatives of Freshfields and Centerview in attendance. The Special Committee informed representatives of Freshfields and Centerview of the updates on the potential transaction that had been provided to the Board at the Board meeting earlier that day, including with respect to the ongoing discussions with Bain and Party H and the unsolicited outreach from Party I following the WSJ Article. In respect of Party I’s outreach, the Special Committee discussed the relatively low likelihood of Party I ultimately submitting an offer in light of the prior discussions between Goldman Sachs and Party I. In addition, representatives of Freshfields updated the Special Committee on the status and certain terms of the transaction documents for a potential transaction with Party H.

On May 20, 2024, representatives of Party H’s outside legal advisor sent to representatives of Kirkland revised drafts of the Merger Agreement, the PowerSchool disclosure letter and the Support and Rollover Agreement, which were promptly shared with the Special Committee and its advisors. Through the duration of May, PowerSchool and its advisors continued to progress discussions with Party H regarding a potential strategic transaction, including relating to Party H’s due diligence. Party H did not make a proposal at this time.

On May 24, 2024, Bain submitted a revised written proposal to acquire PowerSchool in an all-cash transaction for $22.50 per share (the “Bain May 24 Written Proposal”), which included an assumption of a full waiver by all beneficiaries of the Tax Receivable Agreement of potential payments to be owed by PowerSchool under the Tax Receivable Agreement in connection with a change of control transaction. The Bain May 24 Written Proposal was promptly shared with the Board, the Special Committee and their respective advisors. Prior to the submission of the Bain May 24 Written Proposal, representatives of Bain communicated to representatives of Goldman Sachs that, although Bain remained unwilling to make a proposal at the valuation set forth in the Bain April 24 Written Proposal of $24.50 per share (assuming full waiver by all beneficiaries of the Tax Receivable Agreement of payments to be owed by PowerSchool in connection with a change of control transaction), based on the additional due diligence conducted by Bain since May 6, 2024, it was willing to proceed with a transaction at the valuation reflected in the Bain May 24 Written Proposal. The Bain May 24 Written Proposal also assumed a specified level of outstanding indebtedness of PowerSchool at transaction closing and specified treatment of PowerSchool’s outstanding equity awards, including the conversion of all of PowerSchool’s outstanding and unvested restricted stock units into unvested deferred awards, subject to specified vesting criteria. In addition, the Bain May 24 Written Proposal provided, among other things, that Bain would also require a rollover by the Principal Stockholders such that the Principal Stockholders would collectively hold 49% of the pro forma equity of the post-transaction PowerSchool (after taking into account $100 million of cash to the balance sheet). The Bain May 24 Written Proposal also provided that Bain was prepared to sign definitive transaction documents (which were being negotiated in parallel) by May 26, 2024 on the terms set forth in the proposal. Following review of the Bain May 24 Written Proposal, the Board instructed representatives of Goldman Sachs to communicate to representatives of Bain that the Bain May 24 Proposal was not sufficient, and also to continue to engage with Party H in connection with Party H’s ongoing due diligence review.

On May 26, 2024, representatives of Party H communicated to representatives of Vista and Goldman Sachs that Party H was progressing its diligence in order to refine its mid-$20 per share valuation range.

On May 29, 2024, representatives of Freshfields held a teleconference with representatives of Kirkland, during which Kirkland provided an update to Freshfields on the status of discussions with each of Party H and Bain.

On June 1, 2024, in the course of ongoing discussions between representatives of Bain and representatives of Goldman Sachs regarding Bain’s ongoing continued due diligence, representatives of Bain expressed that they were planning to submit a revised proposal later that day.

Also on June 1, 2024, the Special Committee held a meeting by videoconference with representatives of Freshfields and Centerview in attendance. Representatives of Freshfields and Centerview provided the Special Committee with an update on the current status of the potential transaction with respect to each of Bain and Party H, including in regard to the Bain May 24 Written Proposal and Bain’s indication that it would be submitting a further revised proposal later that day.

Later in the day on June 1, 2024, representatives of Bain submitted a revised written proposal to representatives of Goldman Sachs to acquire PowerSchool in an all-cash transaction for $22.75 per share (the “Bain June 1 Written Proposal”), which included an assumption of a full waiver by all beneficiaries of the Tax Receivable Agreement of potential payments to be owed by PowerSchool under the Tax Receivable Agreement in connection with a change of control transaction. Representatives of Goldman Sachs shared the Bain June 1 Written Proposal with the Board, the Special Committee and their respective advisors. The Bain June 1 Written Proposal contained substantially similar conditions and assumptions as contained in the Bain May 24 Written Proposal. The Bain June 1 Written Proposal also provided that Bain was prepared to sign definitive transaction documents by June 4, 2024 on the terms set forth in the proposal and requested that PowerSchool and Bain enter into an exclusivity agreement for purposes of finalizing definitive transaction documents in that timeframe. PowerSchool did not enter into any exclusivity agreement with Bain at this time.

Between June 1, 2024 and the signing of the Merger Agreement on June 6, 2024, under the direction and supervision of the Board, Mr. Gulati had several discussions with representatives of Bain with respect to the treatment of PowerSchool’s outstanding equity awards, including PowerSchool’s outstanding and unvested restricted stock units. Mr. Gulati promptly updated the Board following these discussions. At no point during Mr. Gulati’s discussions with Bain did the parties discuss terms of employment for Mr. Gulati or other members of senior management of PowerSchool. In discussions regarding compensation and equity award treatment, representatives of Bain conveyed at a high-level the types of management incentive plans that are typical at portfolio companies of Bain, but did not discuss specific proposals or expectations with respect to potential executive compensation or incentive equity arrangements for Mr. Gulati or other members of senior management of PowerSchool. During this time, representatives of Kirkland and representatives of Ropes also held several teleconferences with respect to the treatment of PowerSchool’s outstanding equity awards, including PowerSchool’s outstanding and unvested restricted stock units. These discussions covered the possibility of elections by certain restricted stock unit holders identified by Mr. Gulati during the period following execution of the Merger Agreement and prior to the closing of the transaction to convert certain of these restricted stock units into replacement restricted stock unit awards of the acquiring entity.

On June 2, 2024, representatives of Goldman Sachs had a discussion with representatives of Bain during which representatives of Goldman Sachs encouraged Bain to increase its proposal to $23.50 per share.

Also on June 2, 2024, representatives of Freshfields sent a draft Amendment No. 1 to the Tax Receivable Agreement (the “TRA Amendment”) to Kirkland, which Kirkland promptly shared with the Principal Stockholders, PowerSchool and representatives of Ropes. The TRA Amendment provided for the full waiver by all beneficiaries of the Tax Receivable Agreement of potential payments to be owed by PowerSchool under the

Tax Receivable Agreement in connection with a change of control transaction (inclusive of approximately $40 million that was then payable but that had been deferred due to restrictive covenants under PowerSchool’s credit agreement).

Later in the day on June 2, 2024, representatives of Bain submitted a revised proposal to representatives of Goldman Sachs to acquire PowerSchool in an all-cash transaction for $22.80 per share (the “Bain June 2 Written Proposal”), which included an assumption of a full waiver by all beneficiaries of the Tax Receivable Agreement of potential payments to be owed by PowerSchool under the Tax Receivable Agreement in connection with a change of control transaction. The Bain June 2 Written Proposal was promptly shared with the Board, the Special Committee and their respective advisors. The Bain June 2 Written Proposal stated that it was Bain’s “best and final” offer. The Bain June 2 Written Proposal contained substantially similar conditions and assumptions as contained in the Bain June 1 Written Proposal. The Bain June 2 Written Proposal also provided that Bain was prepared to sign definitive transaction documents by June 4, 2024 on the terms set forth in the proposal and requested that PowerSchool and Bain enter into an exclusivity agreement for purposes of finalizing definitive transaction documents in that timeframe. PowerSchool did not enter into any exclusivity agreement with Bain at this time. In addition, the Bain June 2 Written Proposal also provided that it would only remain outstanding from the time it is received by the Special Committee until 11:59 p.m. Pacific time on June 2, 2024. If PowerSchool did not accept the Bain June 2 Written Proposal within that timeframe, the Bain June 2 Written Proposal stated Bain would immediately terminate its participation in the process, including all further engagement with PowerSchool and its advisors.

Also on June 2, 2024, representatives of Goldman Sachs had discussions with Party H to check on the status of Party H’s ongoing due diligence of PowerSchool, including whether Party H would be able to submit a proposal in the near term. Later that day, representatives of Party H orally conveyed to representatives of Vista that Party H would only be willing to offer between $20.00 and $21.00 per share in cash, which assumed a full waiver by all beneficiaries of the Tax Receivable Agreement. Representatives of Vista informed representatives of Goldman Sachs of Party H’s indication and representatives of Goldman Sachs shared the indication with the Board.

Later in the day on June 2, 2024, representatives of Goldman Sachs, Centerview, Kirkland and Freshfields held a meeting during which representatives of Goldman Sachs provided an update on the latest discussions with Bain and Party H. During this meeting, representatives of Goldman Sachs and Kirkland conveyed to Centerview and Freshfields that (i) the Principal Stockholders were willing to transact with Bain at the $22.80 per share level contained in the Bain June 2 Written Proposal, (ii) the Principal Stockholders were willing to agree to a full waiver of all payments due under the Tax Receivable Agreement (inclusive of approximately $40 million that was then payable but that had been deferred due to restrictive covenants under PowerSchool’s credit agreement) in connection with a transaction on the terms set forth in the Bain June 2 Written Proposal that did not include Majority-of-the-Minority Approval and (iii) subject to the review and approval of the Special Committee, PowerSchool desired to respond positively to the Bain June 2 Written Proposal, along with a counterproposal on the substantive issues that remained open in the transaction documents.

Later in the day on June 2, 2024, the Special Committee held a meeting by videoconference with representatives of Freshfields and Centerview in attendance. Representatives of Freshfields and Centerview provided the Special Committee with an update on the potential transaction based on the most recent discussions among Goldman Sachs, Kirkland, Centerview and Freshfields. The Special Committee discussed the additional information that it would need in order to properly evaluate Bain’s proposal, and directed Centerview and Freshfields to seek confirmation (i) from Bain that the offer price set forth in the Bain June 2 Written Proposal was indeed Bain’s “best and final” offer and (ii) from Goldman Sachs and Kirkland that Party H’s latest offer, like the Bain June 2 Written Proposal, contemplated a full waiver of all payments due under the Tax Receivable Agreement. Representatives of Centerview provided perspectives on how the offer price set forth in the Bain June 2 Written Proposal compared to the preliminary financial analysis that Centerview had previously presented to the Special Committee, but noted that they were still in the process of finalizing an updated version of its financial analysis. As a result of the outstanding information requests and pending receipt of Centerview’s final financial analysis, the Special Committee determined to defer its final evaluation of the Bain June 2 Written Proposal, but to otherwise allow PowerSchool to respond positively to Bain, subject to the final review of the Special Committee. Representatives of Freshfields reviewed with the Special Committee the open points in the transaction documents as to which PowerSchool was proposing to respond, as well as proposed responses that had been discussed between representatives of Freshfields and Kirkland. Following discussion, the Special Committee determined that it agreed with these responses and concurred with including them in PowerSchool’s response to Bain.

In light of the request for exclusivity included in the Bain June 2 Written Proposal, the Special Committee also considered whether it would be willing to approve PowerSchool entering into an exclusivity agreement with Bain, taking into account, among other things, the facts that (i) the Special Committee had already extracted all of the value it could out of the beneficiaries of the Tax Receivable Agreement in favor of the public stockholders, (ii) the publication of the WSJ Article had served as a public market check (in addition to the strategic transaction process that had been conducted by PowerSchool), and no offer more favorable than the Bain June 2 Written Proposal had surfaced and (iii) there was likely a limit to Bain’s willingness to continue to engage on the potential transaction without exclusivity or finalizing definitive documentation imminently. Following discussion, the Special Committee determined that it would approve PowerSchool granting exclusivity to Bain in order to progress the potential transaction so long as Centerview and Freshfields were able to obtain confirmation of the points that had been identified. The Special Committee also directed Freshfields to ensure that any communications with Bain be clear that the Special Committee was still reviewing the terms of the Bain June 2 Written Proposal.

Following the meeting of the Special Committee, on June 2, 2024, representatives of Goldman Sachs, Centerview, Kirkland and Freshfields held a meeting during which representatives of Centerview and Freshfields provided an update with respect to the Special Committee’s deliberations. During this meeting, representatives of Goldman Sachs and Kirkland confirmed that Party H’s latest offer, like the Bain June 2 Written Proposal, contemplated a full waiver of all payments due under the Tax Receivable Agreement (inclusive of approximately $40 million that was then payable but that had been deferred due to restrictive covenants under PowerSchool’s credit agreement).

Later on June 2, 2024, representatives of Centerview met via teleconference with representatives of Bain. During this meeting, representatives of Centerview requested that Bain increase the offer price in the Bain June 2 Written Proposal. In response, Representatives of Bain conveyed to representatives of Centerview that the Bain June 2 Written Proposal of $22.80 per share was in fact its “best and final” proposal and it had no additional capacity for further increases in purchase price, and the representatives of Bain further stated that if that value was inadequate for the Special Committee, the transaction would not be achievable.

Overnight on June 2, 2024 into June 3, 2024, representatives of Kirkland sent a letter on behalf of the Board (the “June 3 Company Letter”) to representatives of Ropes expressing the Board’s support for the $22.80 share price in the Bain June 2 Written Proposal. Prior to delivery of the June 3 Company Letter, representatives of Kirkland had discussions with representatives of Freshfields regarding the content of the June 3 Company Letter. Representatives of Freshfields confirmed that the Special Committee supported the Board’s positions set forth in the June 3 Company Letter. The June 3 Company Letter noted that PowerSchool’s support for Bain’s proposal was conditioned upon Bain’s acceptance of PowerSchool’s positions on the remaining material terms of the Merger Agreement, including with respect to, among other things, the termination fees to be payable by PowerSchool and Bain, the regulatory efforts standard to be undertaken by the parties, the treatment of certain equity awards, and closing timing. The June 3 Company Letter also stated that the Special Committee had expressed its support for PowerSchool’s positions set forth in the June 3 Company Letter, but was clear that the potential transaction remained subject to final review by the Special Committee and the Board. The June 3 Company Letter also stated if Bain were to accept the terms set forth in the June 3 Company Letter, PowerSchool was prepared to enter into a 48-hour exclusivity period with Bain to finalize the Merger Agreement and other definitive documentation. PowerSchool ultimately did not enter into any exclusivity agreement with Bain.

Concurrently with the delivery of the June 3 Company Letter, representatives of Kirkland, on behalf of the Principal Stockholders, submitted a letter (the “June 3 Principal Stockholders’ Letter”, together with the June 3 Company Letter, the “June 3 Letters”) to representatives of Ropes setting forth the Principal Stockholders’ positions with respect to the remaining open items in the Governance Term Sheet. Prior to delivery of the June 3 Principal Stockholders’ Letter to representatives of Ropes, representatives of Kirkland had discussions with representatives of Freshfields regarding the content of the June 3 Principal Stockholders’ Letter.

During the afternoon of June 3, 2024, in response to the June 3 Letters, Bain submitted a revised issues list with respect to the remaining open items in the Merger Agreement and the Governance Term Sheet. The remaining open items with respect to the Merger Agreement related to regulatory efforts, closing timing and the treatment of certain equity awards. The remaining key open item in the Governance Term Sheet related to post-transaction liquidity rights of the Principal Stockholders. Throughout June 3, 2024, representatives of Kirkland and representatives of Ropes exchanged drafts of the issues list. Representatives of Kirkland shared drafts of issues lists with representatives of Freshfields for Freshfields’ review and comment, and consulted with representatives of Freshfields on the open issues in the draft documents. Representatives of the Principal Stockholders, representatives of Kirkland, on behalf of PowerSchool, and representatives of Ropes, on behalf of Bain, had several discussions with respect to the remaining open items in the Merger Agreement and the Governance Term Sheet.

Also on June 3, 2024, the Special Committee held a meeting by videoconference with representatives of Freshfields and Centerview in attendance. Representatives of Freshfields provided the Special Committee with an update with respect to the various developments that had occurred since the prior meeting, including confirmation with respect to the points that the Special Committee’s advisors had been asked to confirm, the June 3 Letters and the responsive materials that had been received from Bain.

Between June 3, 2024 and June 6, 2024, representatives of Kirkland and representatives of Ropes exchanged drafts of the Merger Agreement and the PowerSchool disclosure letter, the Support and Rollover Agreement, the Governance Term Sheet, the TRA Amendment, the Debt Commitment Letter, the Equity Commitment Letter, the Limited Guarantee and other transaction documents. During this time, representatives of Kirkland, on behalf of PowerSchool and the Principal Stockholders, and representatives of Ropes, on behalf of Bain, had several discussions with respect to, among other things, the remaining open items in the Merger Agreement and other transaction documents. Representatives of Kirkland shared these drafts of the Merger Agreement and other transaction documents with the Special Committee’s advisors for the Special Committee’s review and comment, and representatives of Kirkland incorporated Freshfields’ input into the Merger Agreement and other transaction documents.

On June 5, 2024, the Special Committee met via videoconference with representatives of Freshfields and Centerview in attendance. Representatives of Freshfields provided an update on the status of the potential transaction with Bain, including with respect to the timeline for finalization of, and the key remaining issues in, the Merger Agreement and other transaction documents. Representatives of Freshfields also reviewed with the Special Committee its fiduciary duties in connection with the potential transaction. At the meeting, representatives of Centerview reviewed with the Special Committee its financial analysis of the proposed $22.80 per share merger consideration. Representatives of Centerview also reviewed with the Special Committee, among other topics, (i) the financial terms of the potential transaction with Bain, (ii) a summary of PowerSchool’s engagement with potential bidders and (iii) the PowerSchool Projections and the potential risks in achieving the results reflected in the PowerSchool Projections. The Special Committee discussed whether it should recommend to the Board the approval of the potential transaction with Bain or whether PowerSchool should remain operating as a standalone company, taking into account numerous factors as set forth in “Special Factors—Recommendation of the Special Committee and the Board; Reasons for the Merger” beginning on page 45, including (i) the certainty and immediate liquidity and value to PowerSchool’s stockholders, (ii) that the potential transaction included a full waiver of all payments under the Tax Receivable Agreement, including all amounts that would have otherwise become payable to the beneficiaries of the Tax Receivable Agreement in connection with the consummation of the Merger, (iii) that PowerSchool had conducted a thorough process to solicit interest from other parties with respect to a potential transaction (as well as the publication of the WSJ Article which acted as a public market-check for other potentially interested parties), (iv) the full realization of the management projections in PowerSchool’s standalone plan being subject to significant execution risk, (v) the fact that PowerSchool, in addition to its publicly traded company peer group, was recently facing a contraction of its trading multiples and (vi) the fact that numerous equity research analysts covering PowerSchool had recently decreased their price targets for PowerSchool. Following discussion, the Special Committee determined that, subject to a further review of Centerview’s valuation analysis upon finalization of the transaction documents, the potential transaction was superior from the point of view of the public stockholders to PowerSchool remaining standalone.

Also on June 5, 2024, PowerSchool executed an engagement letter agreement with Goldman Sachs as financial advisor, effective as of March 6, 2024.

On June 6, 2024, Goldman Sachs delivered an updated relationship disclosure letter to the Board, and Centerview delivered an updated relationships disclosure letter to the Special Committee.

On June 6, 2024, and prior to the Board meeting described below, representatives of Bain and Goldman Sachs discussed remaining open transaction items and representatives of Kirkland and representatives of Ropes finalized their negotiation of the Merger Agreement and the PowerSchool disclosure letter, the form of the Support and Rollover Agreement, the Governance Term Sheet, the Equity Commitment Letter, the Limited Guarantee, the TRA Amendment and other transaction documents. Throughout the day, representatives of Kirkland shared drafts of these documents with representatives of Freshfields for Freshfields’ review and comment. Ropes also finalized its negotiation with the applicable lenders of the Debt Commitment Letter. Afterwards, and prior to the Board meeting described below, representatives of Kirkland delivered the final forms of these documents to the Board and to Freshfields.

On June 6, 2024, the Board held a special meeting by videoconference with, among others, representatives of the Principal Stockholders, Kirkland, Goldman Sachs, Freshfields, Centerview and members of PowerSchool’s management in attendance. The representatives of Kirkland reviewed the terms of the Merger Agreement and the PowerSchool disclosure letter, the Support and Rollover Agreement, the Governance Term Sheet, the Equity Commitment Letter, the Limited Guarantee, the TRA Amendment and other transaction documents. Representatives of Goldman Sachs also reviewed with the Board an updated relationship disclosure letter previously made available to the Board. Following review of Goldman Sachs’ updated disclosure letter, the Board concluded that none of the relationships disclosed would affect Goldman Sachs’ ability to serve as PowerSchool’s financial advisor. Representatives of Kirkland orally disclosed to the Board relationships of Kirkland, including certain representatives of Kirkland, with PowerSchool, the Principal Stockholders, Bain and other relevant parties, which included, among other things, the fact that Vista and Bain are long-standing clients of Kirkland with multiple concurrent engagements and that certain partners of Kirkland are members of a limited partnership that is an investor in one or more investment funds affiliated with Vista and Bain. Following Kirkland’s oral disclosure, the Board concluded that none of the relationships disclosed would affect Kirkland’s ability to serve as PowerSchool’s legal advisor.

Representatives of Goldman Sachs provided a summary to the Board of the strategic transaction process to date leading to the Bain June 2 Written Proposal. Representatives of Goldman Sachs also reviewed with the Board, among other topics, its financial analysis of the proposed $22.80 per share merger consideration as set forth in the Bain June 2 Written Proposal. For more information, see the section of this information statement captioned “Special Factors—Opinion of Goldman Sachs & Co. LLC” beginning on page 56.

During a break in the Board meeting, the Audit Committee of the Board (the “Audit Committee”) held a meeting to review the TRA Amendment in accordance with the Charter of the Audit Committee and PowerSchool’s Related Party Transactions Policy. At this meeting, the members of the Audit Committee observed that the TRA Amendment provided for the full waiver by the beneficiaries of the Tax Receivable

Agreement of potential payments to be owed by PowerSchool under the Tax Receivable Agreement in connection with a change of control transaction, which potential payments EY had valued at approximately $450 million (inclusive of approximately $40 million that was then payable but that had been deferred due to restrictive covenants under PowerSchool’s credit agreement) based on the $22.80 merger consideration. Following discussion by the members of the Audit Committee as to the terms of the TRA Amendment and the agreement of the Principal Stockholders to waive all potential payments under the Tax Receivable Agreement, the Audit Committee unanimously approved the TRA Amendment.

Following the meeting of the Audit Committee, the Special Committee held a meeting via videoconference with representatives of Freshfields and Centerview in attendance. Representatives of Freshfields reviewed with the Special Committee the independence of each of Centerview (including with respect to the updated relationships disclosure letter previously made available to the Special Committee) and Freshfields. Freshfields noted that, in the preceding two years, it had not provided legal services to the Principal Stockholders. Freshfields also noted that it was currently providing, and during the preceding two years had provided, legal services to Bain in matters unrelated to the potential transaction, but noted that such services were limited and immaterial and that no member of Freshfields’ team representing the Special Committee had provided or was currently providing legal services to Bain. Following such review, the Special Committee affirmed that it did not have any concerns regarding Centerview or Freshfields’ independence or ability to advise the Special Committee with respect to the potential transaction. Representatives of Freshfields then provided the Special Committee with a presentation on the fiduciary duties and standards of review with respect to the potential transaction under Delaware law. The Special Committee then discussed the transaction documents with Freshfields, and, after discussion, the Special Committee determined that it did not have any further questions regarding the terms of the transaction documents. Representatives of Centerview confirmed that the financial analysis presented to the Special Committee on the day prior had not materially changed, and then delivered Centerview’s oral opinion to the Special Committee, which was subsequently confirmed by delivery of a written opinion to the effect that, based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations set forth in Centerview’s written opinion, the per share price of $22.80 to be paid to the holders of Class A common stock (other than certain excluded shares) was fair, from a financial point of view, to such holders. After discussion among the Special Committee, the Special Committee (i) determined that it was fair to, and in the best interests of, PowerSchool and its stockholders (including the Unaffiliated Stockholders) and declared it advisable to enter into the Merger Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth therein, (ii) recommended that the Board approve and adopt the Merger Agreement, and (iii) recommended that the Board submit the Merger Agreement to PowerSchool’s stockholders for their adoption and recommended that PowerSchool’s stockholders vote in favor of their adoption of the Merger Agreement. The Special Committee further (i) determined that it was in the best interests of PowerSchool to enter into the TRA Amendment and (ii) recommended that the Board approve the TRA Amendment.

Following the meeting of the Special Committee, the Board reconvened and resumed the Board meeting. A representative of Freshfields provided an overview of the Special Committee’s recommendation to the Board. Representatives of Goldman Sachs then rendered Goldman Sachs’ oral opinion to the Board, which was subsequently confirmed in writing that, as of June 6, 2024, and based upon the subject to the factors and assumptions set forth therein, the $22.80 in cash per share of Class A Common Stock to be paid to holders (other than Parent and its affiliates and the Principal Stockholders and their respective affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders. For more information, see the section of this information statement captioned “Special Factors—Opinion of Goldman Sachs & Co. LLC” beginning on page 56.

After discussion among the Board, the Board, acting upon the recommendation of the Special Committee with respect to the Merger Agreement and the Merger, (i) determined that it is fair to, and in the best interests of, PowerSchool and its stockholders (including the Unaffiliated Stockholders), and declared it advisable, for PowerSchool to enter into the Merger Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth therein, (ii) approved the execution and delivery of the Merger

Agreement by PowerSchool, the performance by PowerSchool of its covenants and other obligations thereunder, and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions set forth therein, (iii) directed that the adoption of the Merger Agreement by written consent be submitted for consideration by PowerSchool’s stockholders in accordance with the Merger Agreement, and (iv) resolved to recommend that PowerSchool’s stockholders approve and adopt the Merger Agreement by written consent in accordance with the DGCL. Further, the members of the Board (acting on the recommendation of the Special Committee with respect to the TRA Amendment) approved the other documents and instruments and other agreements as contemplated by the Merger Agreement (including the TRA Amendment).

On June 6, 2024, PowerSchool and Bain executed the Merger Agreement and delivered executed Support and Rollover Agreements for each of the Principal Stockholders, the Equity Commitment Letter, the Limited Guarantee and the TRA Amendment, as well as a final Governance Term Sheet. PowerSchool delivered the final PowerSchool disclosure letter. Bain also delivered an executed Debt Commitment Letter. Following the execution of the Merger Agreement and other transaction documents, the Principal Stockholders delivered an action by written consent approving the transaction. After execution of the Merger Agreement and the other transaction documents and the delivery by the Principal Stockholders of the written consent approving the transaction, PowerSchool and Bain issued a joint press release announcing the entry into the Merger Agreement before the opening of the U.S. stock exchange on June 7, 2024.

Recommendation of the Special Committee and the Board; Reasons for the Merger

After consideration of various factors as discussed in “The Merger—Recommendation of the Special Committee and the Board; Reasons for the Merger” beginning on page 45, (a) the Special Committee unanimously (i) determined that it is fair to, and in the best interests of, PowerSchool and its stockholders (including the Unaffiliated Stockholders), and declared it advisable, to enter into the Merger Agreement providing for the Merger, with PowerSchool being the Surviving Corporation and a wholly owned subsidiary of Parent after the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth therein; (ii) resolved to recommend that the Board approve and adopt the Merger Agreement; and (iii) resolved to recommend that the Board submit the Merger Agreement to PowerSchool’s stockholders for their adoption and recommend that PowerSchool’s stockholders vote in favor of the adoption of the Merger Agreement; and (b) the Board (acting on the recommendation of the Special Committee) (i) determined that it is fair to, and in the best interests of, PowerSchool and its stockholders (including the Unaffiliated Stockholders), and declared it advisable, to enter into the Merger Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement by PowerSchool, the performance by PowerSchool of its covenants and other obligations thereunder, and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions set forth therein; (iii) directed that the adoption of the Merger Agreement be submitted for consideration by PowerSchool’s stockholders in accordance with the Merger Agreement; and (iv) resolved to recommend that PowerSchool’s stockholders approve and adopt the Merger Agreement in accordance with the DGCL.

The Special Committee

In the course of the Special Committee making such determinations, the Special Committee consulted with its own independent legal and financial advisors, and considered the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:

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Merger consideration: The Special Committee considered the $22.80 per share in cash to be paid as Merger consideration in relation to (i) the Special Committee’s assessment of the intrinsic value of PowerSchool as a standalone entity, (ii) the multiple of enterprise value to adjusted EBITDA implied by such price (including in relation to PowerSchool’s current and historic multiples, the multiples implied by the market prices of shares of selected peer public companies and the multiples implied by the deal value in selected precedent transactions) and (iii) the current and historical market prices of shares of Class A Common Stock, including the market price of Class A Common Stock on May 7, 2024, the trading day prior to a news article reporting that Bain was pursuing an acquisition of PowerSchool (the “Unaffected Date”).

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Strategic alternatives: The Special Committee considered the likelihood and potential benefits of other potential strategic or other business combination transactions (including with alternative acquirors) and continuing as a standalone company.

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The Special Committee considered that PowerSchool, beginning in March 2024, discussed possible interest in a potential strategic transaction with 15 total potential counterparties (comprised of a mixture of strategic and financial counterparties that the Board, with the assistance of Goldman Sachs, determined would be most likely to have an interest in acquiring, and would be able to pay a competitive price for, PowerSchool), that PowerSchool entered into confidentiality agreements with nine of those potential counterparties and that, following discussions with these counterparties (including one party who reached out to representatives of PowerSchool on an unsolicited basis), none of the other potential counterparties were willing to pursue a strategic transaction with PowerSchool on terms and conditions that were more favorable than those offered by Bain.

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The Special Committee considered the fact that, approximately four weeks prior to the announcement of the Merger Agreement, it was publicly reported that PowerSchool was in discussions involving a potential acquisition by Bain, which provided any third party not otherwise contacted by PowerSchool or its representatives wishing to engage in discussions with PowerSchool an opportunity to put forward a compelling proposal. The Special Committee also considered the fact that, although the Company had not granted Bain or any other potential bidder exclusivity and was free to consider indications from any other party at the time, only one additional party, a financial sponsor, engaged in discussions with PowerSchool with respect to a potential acquisition of PowerSchool, but that party was not willing to pursue a strategic transaction with PowerSchool at a value in excess of Bain’s proposal. Throughout the process, no potential acquiror made a proposal that was more favorable to PowerSchool or its stockholders than Bain’s proposal.

•

The Special Committee also considered that, if PowerSchool did not enter into the Merger Agreement with Bain, there could be a considerable period of time before the trading price of PowerSchool’s Common Stock would reach and sustain the per share Merger consideration of $22.80. In addition, the Special Committee considered the fact that numerous equity research analysts covering PowerSchool had recently decreased their price targets for PowerSchool, and that PowerSchool, in addition to its publicly traded company peer group, was recently facing a contraction of its trading multiples.

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While the Special Committee remained supportive of PowerSchool’s strategic plan and optimistic about its prospects on a stand-alone basis, the Special Committee considered PowerSchool’s future prospects if PowerSchool was to remain an independent public company, including the competitive landscape, the business, financial and execution risks and PowerSchool’s relationships with customers, providers and suppliers and the potential impact of those factors on the trading price of Class A Common Stock (which cannot be quantified numerically), and also considered the fact that the full realization of the PowerSchool Projections was subject to significant execution risk.

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Based on the value, risk allocation, timing and other terms and conditions negotiated with PowerSchool, the Special Committee ultimately determined that the acquisition by Bain is more favorable to PowerSchool’s stockholders than any other strategic alternative reasonably available to PowerSchool, including continuing as an independent public company.

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Negotiations with Bain: The Special Committee considered its belief that, after extensive negotiations with Bain, PowerSchool obtained the highest price and most favorable terms to which Bain was willing to agree, and that further negotiations would create a risk of causing Bain to abandon the transaction altogether.

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Rollover: The Special Committee considered the fact that the Principal Stockholders agreed to provide seller financing in the form of the Rollover, in order to obtain the per share price of $22.80 to be paid by Bain, and other stockholders were not asked or required to provide seller financing.

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Premium to trading price: The Special Committee considered that the Merger consideration of $22.80 per share to be received by PowerSchool’s stockholders in the Merger represents a significant premium over the market prices at which shares of Class A Common Stock traded prior to the announcement of the execution of the Merger Agreement, including the fact that the Merger consideration of $22.80 represented a premium of approximately:

•	37% over the closing price of shares of Class A Common Stock as of the Unaffected Date; and

•	23% over the volume weighted average price of Class A Common Stock during the 30 trading days prior to the Unaffected Date.

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Cash consideration: The Special Committee considered the fact that the Merger consideration is all cash, which provides certainty and immediate liquidity and value to PowerSchool’s stockholders, enabling PowerSchool’s stockholders to realize value that has been created at PowerSchool while eliminating long-term business and execution risk.

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Waiver under the Tax Receivable Agreement: The Special Committee considered the fact that the Principal Stockholders, in their capacity as the TRA Holders, effective upon the Effective Time, at the request of the Special Committee, had agreed to (i) amend the Tax Receivable Agreement, such that the Tax Receivable Agreement will automatically terminate upon the Effective Time, and (ii) waive all payments under the TRA, including all amounts that would have otherwise become payable to the TRA Holders in connection with the consummation of the Merger. These payments would have had an estimated value of approximately $450 million (including payments that were already due and would have had an estimated value of approximately $40 million), which corresponds to an estimated per share value in excess of $2.00 per share that was available to be redirected to PowerSchool’s stockholders in the form of an increase in the merger consideration to $22.80 per share.

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Financial analysis and fairness opinion: The Special Committee considered the financial analysis presented by Centerview, as well as the oral opinion of Centerview, subsequently confirmed in writing, to the effect that, as of June 6, 2024 and based upon and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Per Share Price to be paid to the holders of shares of Class A Common Stock (other than Owned Company Shares (including the Class A Rollover Shares) or Dissenting Company Shares) pursuant to the Merger Agreement is fair, from a financial point of view, to such holders, as more fully described below under the section of this information statement entitled “The Merger—Opinion of Centerview Partners LLC” beginning on page 65 and which full text of the written opinion is attached as Annex C to this information statement and is incorporated by reference in this information statement in its entirety.

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Merger Agreement: The Special Committee considered, in consultation with its outside legal counsel, the terms of the Merger Agreement, which were the product of arm’s-length negotiations and contained terms and conditions that were, in the Special Committee’s view, advisable and favorable to PowerSchool and its stockholders (including the Unaffiliated Stockholders), including:

•	the representations, warranties and covenants of the parties, the conditions to the parties’ obligations to complete the Merger and their ability to terminate the Merger Agreement;

•	the limited number and nature of the conditions to Bain’s obligation to consummate the Merger;

•	the fact that the definition of “Company Material Adverse Effect” has a number of customary exceptions and is generally a very high standard applied by courts;

•	the fact that PowerSchool has sufficient operating flexibility to conduct its business in the ordinary course between execution of the Merger Agreement and consummation of the Merger; and

•

the requirement that the parties use their respective reasonable best efforts to complete the transactions contemplated by the Merger Agreement, including to obtain all necessary governmental approvals as promptly as reasonably practicable.

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Likelihood of consummation: The Special Committee considered the likelihood that the Merger would be completed, in light of, among other things, the conditions to the Merger, the absence of a financing condition, the covenants by the parties to use their respective reasonable best efforts to obtain all necessary governmental approvals and the likelihood of obtaining required regulatory approvals for a transaction with Bain prior to the Termination Date (as defined in “The Merger Agreement—Termination of the Merger Agreement” beginning on page 119).

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Financing: The Special Committee considered Parent’s and Merger Sub’s representations and covenants contained in the Merger Agreement relating to the delivery by Parent of a debt commitment letter by financial institutions of international reputation and an equity commitment letter from certain investment funds advised by Bain (and the terms and conditions thereof) and that the Merger is not subject to a financing condition. Further, the Special Committee considered that under specified circumstances, the Merger Agreement permits PowerSchool to seek specific performance against Parent and Merger Sub with respect to the financing commitments, including under PowerSchool’s third-party beneficiary rights pursuant to the equity commitment letter provided by certain investment funds advised by Bain.

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Appraisal rights: The Special Committee considered the fact that appraisal rights are available to PowerSchool’s stockholders who properly exercise their statutory rights under Section 262 of the DGCL (see “Appraisal Rights” beginning on page 139 and Annex G).

The Special Committee also considered and balanced against the potentially positive factors a number of potentially negative factors concerning the Merger, including the following factors:

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Participation in future gains: The Special Committee considered the fact that following the completion of the Merger, PowerSchool will no longer exist as a standalone public company and that PowerSchool’s existing stockholders will not be able to participate in any future earnings or growth of PowerSchool, or in any future appreciation in value of shares of Class A Common Stock.

•

Risks associated with announcement of the Merger: The Special Committee considered the possibility of disruption to PowerSchool’s business that could result from the announcement of the Merger on PowerSchool’s operations, stock price, business ventures, employees, customers, suppliers and other business partners and the resulting distraction of management’s attention from day-to-day operations of the business and its ability to attract and retain key employees during the pendency of the Merger.

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Risks associated with a failure to consummate the Merger: The Special Committee considered the fact that, while the Merger is expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Merger will be satisfied or waived, and as a result, it is possible that the Merger may not be completed, as described under “The Merger Agreement—Conditions to Consummation of the Merger” beginning on page 117. The Special Committee noted the fact that, if the Merger is not completed, (i) PowerSchool will have incurred significant risk, transaction expenses and opportunity costs, including the possibility of disruption to its operations, diversion of management and employee attention, employee attrition and a potentially negative effect on its business and client relationships, (ii) depending on the circumstances that caused the Merger not to be completed, it is likely that the trading price of Class A Common Stock will decline, potentially significantly and (iii) the market’s perception of PowerSchool’s prospects could be adversely affected.

•

Restrictions on the operation of PowerSchool’s business: The Special Committee considered the fact that, although PowerSchool will continue to exercise control over its operations prior to the closing, the Merger Agreement prohibits PowerSchool from taking a number of actions relating to the conduct of its business prior to the closing without the prior written consent of Parent, which may delay or prevent PowerSchool from undertaking business opportunities that may arise during the pendency of the Merger, whether or not the Merger is completed.

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No-solicitation provision: The Special Committee considered the fact that the Merger Agreement restricts PowerSchool’s ability to actively solicit Acquisition Proposals, subject to certain exceptions that expired upon the delivery of the Stockholder Consent, and that given the expectation that the Stockholder Consent would be delivered immediately following the execution of the Merger Agreement, there was effectively no path for a third party to submit an Acquisition Proposal following announcement of the Merger Agreement.

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Stockholder Consent: The Special Committee considered the fact that the Merger Agreement included a provision permitting Parent to terminate the Merger Agreement if the Principal Stockholders failed to execute and deliver the Stockholder Consent within 24 hours following the execution of the Merger Agreement, and the obligation, in certain circumstances, for PowerSchool to pay Bain $134,650,000 upon the termination of the Merger Agreement.

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Tax treatment: The Special Committee considered the fact that any gains arising from the receipt of the Merger Consideration would generally be taxable to PowerSchool’s stockholders for United States federal income tax purposes.

•	Stockholder litigation: The Special Committee considered the risk of litigation arising from stockholders in respect of the Merger Agreement or transactions contemplated by the Merger Agreement.

The Special Committee also considered the factors discussed below, relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Merger to PowerSchool’s stockholders, which factors it believes support its determinations and recommendations and provide assurance of the procedural fairness of the Merger:

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Committee composition: The Special Committee considered the fact that it consists solely of certain directors who are independent from, in all material respects, the Principal Stockholders and Bain, and disinterested in connection with, in all material respects, the Merger.

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Committee authority: The Special Committee considered the fact that it was authorized, among other things, to review, evaluate and provide input on the potential sale of PowerSchool and certain alternatives thereto (including remaining an independent company), to determine whether such a potential sale is advisable and fair to and in the best interests of the Company and its stockholders and to recommend to the Board what action, if any, should be taken with respect to the potential sale of PowerSchool. The Special Committee also considered that, in connection with the formation of the Special Committee, the Board had resolved not to approve or recommend any potential sale of PowerSchool that involves the Principal Stockholders participating in an equity rollover or receiving any payments under the Tax Receivable Agreement without a prior favorable recommendation by the Special Committee.

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Independent advisors: The Special Committee considered the fact that, as authorized and empowered by the Board, it retained and received the advice of (i) Centerview as its own independent financial advisor and (ii) Freshfields as its own independent legal advisor.

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Deliberative process: The Special Committee considered the fact that it held more than a dozen formal meetings to discuss and evaluate the Merger, that the members of the Special Committee were actively engaged in the process, that the members of the Special Committee regularly consulted with its independent advisors with respect to the definitive agreements in connection with the Merger, and that the Special Committee and its independent advisors were kept regularly apprised of, and were regularly consulted in connection with, the discussions and negotiations between PowerSchool and its advisors, on the one hand, and Bain and its advisors, on the other hand.

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TRA waiver: The Special Committee considered the fact that the waiver by the Principal Stockholders, in their capacity as the TRA Holders, of all payments under the Tax Receivable Agreement, which resulted in a corresponding increase in the merger consideration payable to PowerSchool’s stockholders, was the product of negotiations between the Special Committee, with the assistance of its independent legal and financial advisors, on the one hand, and the Principal Stockholders, on the other hand.

The Special Committee also considered the fact that, despite its initial view that the Merger should be conditioned upon Majority-of-the-Minority Approval, the Merger was ultimately only conditioned upon the approval of a majority of the outstanding shares of Company Common Stock entitled to vote thereon. In that connection, the Special Committee ultimately concluded that it was better to proceed with a transaction without the Majority-of-the-Minority Approval condition than to forego the transaction with Bain based on the factors otherwise described in this section, including:

•	that the Principal Stockholders had informed the Special Committee that they were unwilling to proceed with a transaction that included such a condition;

•

that as a result of the foregoing, continuing to insist on the condition (or not approving the transaction unless it had the condition) would risk or result in the transaction being abandoned by the parties;

•

that the Special Committee believed for the reasons described above that the price being offered by Bain was in the best interests of the Company’s stockholders relative to remaining stand-alone (and that abandoning the transaction was not in the best interests of the Company’s stockholders);

•

that the Principal Stockholders had conditioned their willingness to agree to amend the Tax Receivable Agreement such that the Tax Receivable Agreement will automatically terminate upon the Effective Time and result in the waiver of all payments under the Tax Receivable Agreement, including all amounts that would have otherwise become payable to the TRA Holders in connection with the consummation of the Merger, on the Merger not being conditioned on Majority-of-the-Minority Approval; and

•

that PowerSchool had conducted a thorough process to solicit interest from other parties (and that the publication of the WSJ Article has acted as a public market-check for other potentially interested parties) and that Bain was the party willing to pay the highest price to acquire PowerSchool at the conclusion of that process.

During its consideration of the transaction with Bain, the Special Committee was also aware of and considered that PowerSchool’s directors and executive officers may have interests in the Merger that differ from, or are in addition to, the interests of PowerSchool’s stockholders generally, as described under “Special Factors—Interests of Our Directors and Executive Officers in the Merger” beginning on page 87.

After taking into account all of the factors set forth above, as well as others, the Special Committee determined that the potentially positive factors outweighed the potentially negative factors. The foregoing discussion of the factors considered by the Special Committee is not intended to be exhaustive, but summarizes the material information and factors considered by the Special Committee in its consideration of the Merger. The Special Committee reached the decision to recommend the Board approve and adopt the Merger Agreement, in light of the factors described above and other factors the Special Committee felt were appropriate. In view of the variety of factors and the quality and amount of information considered, the Special Committee did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and individual members of the Special Committee may have given different weights to different factors. The Special Committee conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, senior management of PowerSchool, Centerview as financial advisor, and Freshfields as legal advisor, and considered the factors overall to be favorable to, and to support, its determinations. This explanation of the reasoning of the Special Committee and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 96.

The Board

In the course of the Board making such determinations, the Board consulted with management of PowerSchool, as well as PowerSchool’s legal and financial advisors, and considered the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:

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Determinations of the Special Committee: The Special Committee’s analysis (as to both substantive and procedural aspects of the Merger), conclusions and unanimous determination, which the Board adopted, that it is fair to, and in the best interests of, PowerSchool and its stockholders (including the Unaffiliated Stockholders) to enter into the Merger Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth therein. The Board also considered the Special Committee’s unanimous recommendation that the Board approve and adopt the Merger Agreement, that the Board submit the Merger Agreement to PowerSchool’s stockholders for their adoption and that PowerSchool’s stockholders vote in favor of the adoption of the Merger Agreement.

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Procedural protections: The procedural fairness of the Merger, including that (i) PowerSchool agreed not to pursue the Merger with Bain without the favorable recommendation of the Special Committee consisting solely of certain directors of PowerSchool who are not employees of PowerSchool and who are independent from, in all material respects, the Principal Stockholders and Bain, and disinterested in connection with, in all material respects, the Merger; and (ii) the Special Committee had the authority to select and engage, and was advised by, its own independent legal and financial advisors. In light of the Special Committee’s recommendation, the Board did not consider obtaining separate approval of a majority of the directors of PowerSchool who are not employees of PowerSchool, because the Board considered the Special Committee’s recommendation to be an adequate safeguard to ensure procedural fairness of the Merger.

•

Merger consideration: The Board considered the $22.80 per share in cash to be paid as Merger consideration in relation to (i) the Board’s assessment of the current and future intrinsic value of PowerSchool as a standalone entity, (ii) the multiple of enterprise value to EBITDA implied by such price (including in relation to PowerSchool’s current and historic multiples and the multiples implied by the deal value in selected precedent transactions) and (iii) the current and historical market prices of shares of Class A Common Stock, including the market price of Class A Common Stock on the Unaffected Date.

•

Strategic alternatives: The Board considered the likelihood and potential benefits of other potential strategic or other business combination transactions (including with alternative acquirors) and continuing as a standalone company.

•

The Board considered the potential values, benefits, risks and uncertainties facing PowerSchool’s stockholders associated with possible strategic alternatives to the Merger (including possible alternative business combinations and scenarios involving the possibility of remaining a standalone publicly traded company), and the timing, risks and likelihood of accomplishing such alternatives, taking into account the Board’s belief that there were likely no other potential purchasers or other parties that would be reasonably likely to engage in a transaction in the near term at a price greater than the price being offered by Bain.

•	The Board considered that PowerSchool, beginning in March 2024, discussed possible interest in a potential strategic transaction with 15 total potential counterparties (comprised of a mixture of strategic and financial counterparties that the Board, with the assistance of Goldman Sachs, determined would be most likely to have an interest in acquiring, and be able to pay a competitive price for, PowerSchool), that PowerSchool entered into confidentiality agreements with nine of those potential counterparties and that, following discussions with these counterparties (including one party who reached out to representatives of PowerSchool on an unsolicited basis), none of the other potential counterparties were willing to pursue a strategic transaction with PowerSchool on terms and conditions that were more favorable than those offered by Bain.

•

The Board considered the fact that, approximately four weeks prior to the announcement of the Merger Agreement, it was publicly reported that PowerSchool was in discussions involving a potential acquisition by Bain, which provided any third party not otherwise contacted by PowerSchool or its representatives wishing to engage in discussions with PowerSchool an opportunity to put forward a compelling proposal. The Board also considered the fact that, although the Company had not granted Bain or any other potential bidder exclusivity and was free to consider indications from any other party at the time, only one additional party, a financial sponsor, engaged in discussions with PowerSchool with respect to a potential acquisition of PowerSchool, but that party was not willing to pursue a strategic transaction with PowerSchool at a value in excess of Bain’s proposal. Throughout the process, no potential acquiror made a proposal that was more favorable to PowerSchool or its stockholders than Bain’s proposal.

•

The Board also considered that, if PowerSchool did not enter into the Merger Agreement with Bain, there could be a considerable period of time before the trading price of PowerSchool’s Common Stock would reach and sustain the per share Merger consideration of $22.80, as adjusted for present value.

•

While the Board remained supportive of PowerSchool’s strategic plan and optimistic about its prospects on a stand-alone basis, the Board considered PowerSchool’s future prospects if PowerSchool was to remain an independent public company, including the competitive landscape, the business, financial and execution risks and PowerSchool’s relationships with customers, providers and suppliers and the potential impact of those factors on the trading price of Class A Common Stock (which cannot be quantified numerically) and also considered the fact that the full realization of the PowerSchool Projections was subject to significant execution risk.

•

Based on the value, risk allocation, timing and other terms and conditions negotiated with PowerSchool, the Board ultimately determined that the acquisition by Bain is more favorable to PowerSchool’s stockholders than any other strategic alternative reasonably available to PowerSchool, including continuing as an independent public company.

•

Negotiations with Bain: The Board considered its belief that, after extensive negotiations with Bain, PowerSchool obtained the highest price and most favorable terms to which Bain was willing to agree, and that further negotiations would create a risk of causing Bain to abandon the transaction altogether.

•

Rollover: The Board considered the fact that the Principal Stockholders agreed to provide seller financing in the form of the Rollover, in order to obtain the per share price of $22.80 to be paid by Bain, and other stockholders were not asked or required to provide seller financing.

•

Premium to trading price: The Board considered that the Merger consideration of $22.80 per share to be received by PowerSchool’s stockholders in the Merger represents a significant premium over the market prices at which shares of Class A Common Stock traded prior to the announcement of the execution of the Merger Agreement, including the fact that the Merger consideration of $22.80 represented a premium of approximately:

•	37% over the closing price of shares of Class A Common Stock as of the Unaffected Date; and

•	26% over the volume weighted average price of Class A Common Stock during the 30 calendar days prior to the Unaffected Date.

•

Cash consideration: The Board considered the fact that the Merger consideration is all cash, which provides certainty and immediate liquidity and value to PowerSchool’s stockholders, enabling PowerSchool’s stockholders to realize value that has been created at PowerSchool while eliminating long-term business and execution risk.

•

Waiver under the Tax Receivable Agreement: The Board considered the fact that the Principal Stockholders, in their capacity as the TRA Holders, effective upon the Effective Time, at the request of the Special Committee had agreed to (i) amend the Tax Receivable Agreement, such that the Tax Receivable Agreement will automatically terminate upon the Effective Time, and (ii) waive all payments under the Tax Receivable Agreement, including all amounts that would have otherwise become payable to the TRA Holders in connection with the consummation of the Merger. These payments would have had an estimated value of approximately $450 million (including payments that were already due and would have had an estimated value of approximately $40 million), which corresponds to an estimated per share value in excess of $2.00 per share that was available to be redirected to PowerSchool’s stockholders in the form of an increase in the merger consideration to $22.80 per share.

•	Bain’s reputation: The Board considered the business reputation, experience and capabilities of Bain and its investment team, and Bain’s strong track record of completing acquisitions.

•

Financial analysis and fairness opinion: The Board considered the financial analysis presented by Goldman Sachs, as well as the oral opinion of Goldman Sachs, subsequently confirmed in writing that, as of June 6, 2024 and based on and subject to the factors and assumptions set forth therein, the $22.80 in cash per share of Class A Common Stock to be paid to the holders (other than Parent and its affiliates and the Principal Stockholders and their respective affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders, as more fully described below under the section of this information statement entitled “Special Factors—Opinion of Goldman Sachs & Co. LLC” beginning on page 56 and which full text of the written opinion is attached as Annex B to this information statement and is incorporated by reference in this information statement in its entirety.

•

Merger Agreement: The Board considered, in consultation with its outside legal counsel, the terms of the Merger Agreement, which were the product of arm’s-length negotiations and contained terms and conditions that were, in the Board’s view, advisable and favorable to PowerSchool and its stockholders, including:

•	the representations, warranties and covenants of the parties, the conditions to the parties’ obligations to complete the Merger and their ability to terminate the Merger Agreement;

•	the limited number and nature of the conditions to Bain’s obligation to consummate the Merger;

•	the fact that the definition of “Company Material Adverse Effect” has a number of customary exceptions and is generally a very high standard applied by courts;

•	the fact that PowerSchool has sufficient operating flexibility to conduct its business in the ordinary course between execution of the Merger Agreement and consummation of the Merger; and

•

the requirement that the parties use their respective reasonable best efforts to complete the transactions contemplated by the Merger Agreement, including to obtain all necessary governmental approvals as promptly as reasonably practicable.

•

Likelihood of consummation: The Board considered the likelihood that the Merger would be completed, in light of, among other things, the conditions to the Merger, the absence of a financing condition, the covenants by the parties to use their respective reasonable best efforts to obtain all necessary governmental approvals and the likelihood of obtaining required regulatory approvals for a transaction with Bain prior to the Termination Date (as defined in “The Merger Agreement—Termination of the Merger Agreement” beginning on page 119).

•

Financing: The Board considered Parent’s and Merger Sub’s representations and covenants contained in the Merger Agreement relating to the delivery by Parent of a debt commitment letter by financial institutions of international reputation and an equity commitment letter from certain investment funds advised by Bain (and the terms and conditions thereof) and that the Merger is not subject to a financing condition. Further, the Board considered that under specified circumstances, the Merger Agreement permits PowerSchool to seek specific performance against Parent and Merger Sub with respect to the financing commitments, including under PowerSchool’s third-party beneficiary rights pursuant to the equity commitment letter provided by certain investment funds advised by Bain.

•

Appraisal rights: The Board considered the fact that appraisal rights are available to PowerSchool’s stockholders who properly exercise their statutory rights under Section 262 of the DGCL (see “Appraisal Rights” beginning on page 139 and Annex G).

The Board also considered and balanced against the potentially positive factors a number of potentially negative factors concerning the Merger, including the following factors:

•

Participation in future gains: The Board considered the fact that following the completion of the Merger, PowerSchool will no longer exist as a standalone public company and that PowerSchool’s existing stockholders will not be able to participate in any future earnings or growth of PowerSchool, or in any future appreciation in value of shares of Class A Common Stock.

•

Risks associated with announcement of the Merger: The Board considered the possibility of disruption to PowerSchool’s business that could result from the announcement of the Merger on PowerSchool’s operations, stock price, business ventures, employees, customers, suppliers and other business partners and the resulting distraction of management’s attention from day-to-day operations of the business and its ability to attract and retain key employees during the pendency of the Merger.

•

Risks associated with a failure to consummate the Merger: The Board considered the fact that, while the Merger is expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Merger will be satisfied or waived, and as a result, it is possible that the Merger may not be completed, as described under “The Merger Agreement—Conditions to Consummation of the Merger” beginning on page 117. The Board noted the fact that, if the Merger is not completed, (i) PowerSchool will have incurred significant risk, transaction expenses and opportunity costs, including the possibility of disruption to its operations, diversion of management and employee attention and a potentially negative effect on its business and client relationships, (ii) depending on the circumstances that caused the Merger not to be completed, it is likely that the trading price of Class A Common Stock will decline, potentially significantly and (iii) the market’s perception of PowerSchool’s prospects could be adversely affected.

•

Restrictions on the operation of PowerSchool’s business: The Board considered the fact that, although PowerSchool will continue to exercise control over its operations prior to the Closing, the Merger Agreement prohibits PowerSchool from taking a number of actions relating to the conduct of its business prior to the Closing without the prior written consent of Parent, which may delay or prevent PowerSchool from undertaking business opportunities that may arise during the pendency of the Merger, whether or not the Merger is completed.

•

No-solicitation provision: The Board considered the fact that the Merger Agreement restricts PowerSchool’s ability to actively solicit Acquisition Proposals, subject to certain exceptions that expired upon the delivery of the Stockholder Consent, and that given the expectation that the Stockholder Consent would be delivered immediately following the execution of the Merger Agreement, there was effectively no path for a third party to submit an Acquisition Proposal following announcement of the Merger Agreement.

•	Stockholder Consent: The Board considered the fact that the Merger Agreement included a provision permitting Parent to terminate the Merger Agreement if the Principal Stockholders failed to execute and deliver the Stockholder Consent within 24 hours following the execution of the Merger Agreement, and the obligation, in certain circumstances, for PowerSchool to pay Bain $134,650,000 upon the termination of the Merger Agreement.

•

Tax treatment: The Board considered the fact that any gains arising from the receipt of the Merger Consideration would generally be taxable to PowerSchool’s stockholders for United States federal income tax purposes.

•	Stockholder litigation: The Board considered the risk of litigation arising from stockholders in respect of the Merger Agreement or transactions contemplated by the Merger Agreement.

During its consideration of the transaction with Bain, the Board was also aware of and considered that PowerSchool’s directors and executive officers may have interests in the Merger that differ from, or are in addition to, the interests of PowerSchool’s stockholders generally, as described under “Special Factors—Interests of Our Directors and Executive Officers in the Merger” beginning on page 87.

In its consideration of the fairness of the Merger, the Board did not find it practicable to, and did not (i) appraise the assets of PowerSchool to determine the liquidation value for the Unaffiliated Stockholders, or (ii) consider the net book value as a basis to evaluate per share of Class A Common Stock consideration, because (x) liquidation sales generally result in proceeds substantially less than sales of a going concern and (y) the impracticability of determining a liquidation value given the significant execution risk involved in any breakup. The Board did not consider net book value, which is an accounting concept, for purposes of determining the fairness of the merger consideration to the Unaffiliated Stockholders because, in its view, it does not reflect, or have any meaningful impact on, either the market trading price of the Class A Common Stock or PowerSchool’s value as a going concern. The Board believed that the trading price of the shares of Class A Common Stock at any given time represents the best available indicator of PowerSchool’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. In addition, the Board considered the value of PowerSchool as a going concern by taking into account the value of PowerSchool’s current and anticipated business, financial condition, results of operations, prospects, and other forward-looking matters. After taking into account all of the factors set forth above, as well as others, the Board determined that the potentially positive factors outweighed the potentially negative factors. The foregoing discussion of the factors considered by the Board is not intended to be exhaustive, but summarizes the material information and factors considered by the Board in its consideration of the Merger. The Board reached the decision to recommend and approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, in light of the factors described above and other factors the Board felt were appropriate. In view of the variety of factors and the quality and amount of information considered, the Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and individual members of the Board may have given different weights to different factors. The Board conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, senior management of PowerSchool, Goldman Sachs as financial advisor, and Kirkland as legal advisor, and considered the factors overall to be favorable to, and to support, its determinations. This explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 96.

Required Stockholder Approval for the Merger

Under Delaware law and PowerSchool’s certificate of incorporation, the adoption of the Merger Agreement by our stockholders required the affirmative vote or written consent of stockholders of PowerSchool holding in the aggregate at least a majority of the outstanding shares of Company Common Stock entitled to vote thereon. As of June 6, 2024, the record date for determining stockholders of PowerSchool entitled to vote on the adoption of the Merger Agreement, there were 166,088,147 shares of Class A Common Stock and 37,654,059 shares of Class B Common Stock outstanding. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally, including adoption of the Merger Agreement.

On June 7, 2024, following the execution of the Merger Agreement, the Principal Stockholders, which as of June 6, 2024 collectively beneficially owned and had sole power to vote 105,321,745 shares of Class A Common Stock and 36,914,501 shares of Class B Common Stock, representing approximately 69.8% of the aggregate voting power of the then issued and outstanding shares of Company Common Stock, delivered the Stockholder Consent. No further action by any other PowerSchool stockholder is required under applicable law or the Merger Agreement (or otherwise) in connection with the adoption of the Merger Agreement. As a result, PowerSchool is not soliciting your vote for the adoption of the Merger Agreement and will not call a stockholders’ meeting for purposes of voting on the adoption of the Merger Agreement. No action by the stockholders of Parent is required to complete the Merger and all requisite corporate action by and on behalf of Merger Sub required to complete the Merger has been taken.

When actions are taken by the written consent of less than all of the stockholders entitled to vote on a matter, Delaware law requires notice of the action be given to those stockholders who did not consent in writing to the action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that consents signed by a sufficient number of holders to take the action were delivered to the corporation in accordance with Section 228 of the DGCL. This information statement and the notice attached hereto constitute notice to you from PowerSchool of the Stockholder Consent as required by Delaware law.

Opinion of Goldman Sachs & Co. LLC

Goldman Sachs rendered its oral opinion, subsequently confirmed in writing, to the Board that, as of June 6, 2024 and based upon and subject to the factors and assumptions set forth therein, the $22.80 in cash per share of Class A Common Stock to be paid to the holders (other than Parent and its affiliates and the Principal Stockholders and their respective affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated June 6, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this information statement. The summary of Goldman Sachs’ opinion contained in this information statement is qualified in its entirety by reference to the full text of Goldman Sachs’ written opinion. Goldman Sachs’ advisory services and its opinion were provided for the information and assistance of the Board in connection with its consideration of the Merger and such opinion does not constitute a recommendation as to how any holder of shares of Class A Common Stock should vote with respect to the Merger, or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the Merger Agreement;

•	PowerSchool’s Registration Statement on Form S-1, including the prospectus contained therein, dated July 27, 2021 relating to the shares of Class A Common Stock;

•	annual reports to stockholders and Annual Reports on Form 10-K of PowerSchool for the three years ended December 31, 2023;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of PowerSchool;

•	certain other communications from PowerSchool to its stockholders;

•	certain publicly available research analyst reports for PowerSchool; and

•

certain internal financial analyses and forecasts for PowerSchool including certain forecasts related to the expected utilization by PowerSchool of certain net operating loss carryforwards and tax credits, as prepared by the management of PowerSchool and approved for Goldman Sachs’ use by PowerSchool (referred to in this section as the “Forecasts” and which are summarized in the section entitled “—Certain Company Financial Forecasts” beginning on page 83).

Goldman Sachs also held discussions with members of the senior management of PowerSchool regarding their assessment of the past and current business operations, financial condition and future prospects of PowerSchool; reviewed the reported price and trading activity for shares of Class A Common Stock; compared certain financial and stock market information for PowerSchool with similar information for certain other companies, the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the software industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

For purposes of rendering its opinion, Goldman Sachs, with the Board’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Board’s consent that the Forecasts were reasonably prepared on a basis reflecting the best then available estimates and judgments of the management of PowerSchool. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of PowerSchool or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the expected benefits of the Merger in any way meaningful to its analysis. Goldman Sachs also assumed that the Merger will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion does not address the underlying business decision of PowerSchool to engage in the Merger or the relative merits of the Merger as compared to any strategic alternatives that may be available to PowerSchool; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates and the Principal Stockholders and their respective affiliates) of shares of Class A Common Stock, as of the date of its opinion, of the $22.80 in cash per share of Class A Common Stock to be paid to such holders pursuant to the Merger Agreement. Goldman Sachs does not express any view on, and its opinion does not address, any other term or aspect of the Merger Agreement or the Merger or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger, including the Support and Rollover Agreements and any payments (and any waiver of rights to receive any such payments) under the Tax Receivable Agreement and any amendments thereto, and the fairness of the Merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of PowerSchool; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of PowerSchool, or class of such persons, in connection with the Merger, whether relative to the $22.80 in cash per share of Class A Common Stock to be paid to the holders (other than Parent and its affiliates and the Principal Stockholders and their respective affiliates) of shares of Class A Common Stock pursuant to the Merger Agreement or otherwise. Goldman Sachs does not express any opinion as to the prices at which shares of Class A Common Stock will trade at any time, or as to the potential effects of volatility in the credit, financial and stock markets on PowerSchool or the Merger, or as to the impact of the Merger on the solvency or viability of PowerSchool or Parent or the ability of PowerSchool or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

Summary of Financial Analyses

The following is a summary of the material financial analyses delivered by Goldman Sachs to the Board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before June 5, 2024, the last trading day before the date on which the Board approved the Merger and is not necessarily indicative of current market conditions.

Illustrative Discounted Cash Flow Analysis

Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on PowerSchool to derive a range of illustrative equity values per share of Class A Common Stock. Using the mid-year convention for discounting cash flows and discount rates ranging from 9.0% to 10.5%, reflecting estimates of PowerSchool’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2024 (i) estimates of unlevered free cash flow (“uFCF”) for PowerSchool for the period from April 1, 2024 to December 31, 2034, as reflected in the Forecasts, and (ii) a range of illustrative terminal values for PowerSchool, which were calculated by applying perpetuity growth rates ranging from 2.0% to 4.0%, to a terminal year estimate of the uFCF to be generated by PowerSchool, as reflected in the Forecasts (which analysis implied terminal year uFCF exit multiples ranging from 8.8x to 15.3x). The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including PowerSchool’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for PowerSchool, as well as certain financial metrics for the United States financial markets generally.

Goldman Sachs derived a range of illustrative enterprise values for PowerSchool by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for PowerSchool the amount of PowerSchool’s net debt, as provided by the management of PowerSchool and approved for Goldman Sachs’ use by PowerSchool, and the book value of the liabilities under the Tax Receivable Agreement, based on publicly available information, in each case, as of March 31, 2024, to derive a range of illustrative equity values for PowerSchool. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Company Common Stock, as provided by the management of PowerSchool and approved for Goldman Sachs’ use by PowerSchool, using the treasury stock method, to derive a range of illustrative equity values per share of Class A Common Stock, rounded to the nearest $.05, of $18.00 to $31.50.

Illustrative Present Value of Future Share Price Analysis

Using the Forecasts, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Class A Common Stock. For this analysis, Goldman Sachs first calculated implied equity values for PowerSchool as of December 31 for each of the calendar years 2024 through 2026, by applying a range of (i) illustrative enterprise value to next twelve month (“NTM”) earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples (“EV/NTM EBITDA”) of 16.0x to 20.0x and (ii) illustrative enterprise value to NTM uFCF multiples (“EV/NTM uFCF”) of 19.5x to 23.5x, to estimates of PowerSchool’s

EBITDA and uFCF, respectively, for each of the calendar years 2025 through 2027, respectively. These respective illustrative ranges of EV/NTM EBITDA and EV/NTM uFCF multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical respective EV/NTM EBITDA and EV/NTM uFCF multiples, in each case, for PowerSchool and certain publicly traded companies.

Goldman Sachs then subtracted the amount of PowerSchool’s net debt as of December 31 for each of the calendar years 2024 through 2026, as provided by the management of PowerSchool and approved for Goldman Sachs’ use by PowerSchool, and the book value of the liabilities under the Tax Receivable Agreement as of March 31, 2024, based on publicly available information, from the respective implied enterprise values in order to derive ranges of illustrative equity values as of December 31 for each of the calendar years 2024 through 2026. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of Company Common Stock for each of the calendar years 2024 through 2026, calculated using information provided by the management of PowerSchool and approved for Goldman Sachs’ use by PowerSchool, using the treasury stock method, to derive ranges of implied future values per share of Class A Common Stock. By applying an illustrative discount rate of 11.4%, reflecting an estimate of PowerSchool’s cost of equity, Goldman Sachs discounted to present value as of March 31, 2024 the theoretical future values per share it derived for PowerSchool. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for PowerSchool, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in the following ranges of implied equity values per share of Class A Common Stock:

Metric	Implied Equity Values Per Share of Class A Common Stock (rounded to the nearest $.05)
EV/NTM EBITDA	$17.75 – $27.10
EV/NTM uFCF	$21.55 – $31.30

Premia Paid Analysis

Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia paid in 173 all cash-only acquisition transactions announced during the period from January 1, 2019 through June 5, 2024 involving U.S. publicly traded target companies in the technology, media and telecommunications industry with a transaction value greater than $200 million. Using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile average premia of the price paid in the observed transactions for the entire period relative to (i) the target’s last undisturbed closing share price prior to the announcement of the respective transaction and (ii) the target’s highest closing share price over the 52-week period ended as of the date prior to the announcement of the respective transaction. The following table presents the results of this analysis:

Average Premia Paid	Undisturbed	52-Week High
25th Percentile	24.5%	(24.1)%
Median	34%	(2)%
75th Percentile	52.7%	11.1%

Based on Goldman Sachs’ review of the foregoing data and its professional judgment and experience, Goldman Sachs applied a reference range of illustrative premia of 24.5% to 52.7% to the undisturbed closing price of shares of Class A Common Stock on May 7, 2024 of $16.64, and a reference range of illustrative premia of (24.1)% to 11.1% to the highest closing price of shares of Class A Common Stock over the 52-week period ended June 5, 2024 of $25.16 on February 6, 2024. This analysis resulted in the following ranges of implied equity values per share of Class A Common Stock:

Implied Equity Values Per Share of Class A Common Stock (rounded to the nearest $.05)
Undisturbed	$20.70 – $25.40
52-Week High	$19.10 – $27.95

Selected Precedent Transactions Analysis

Goldman Sachs reviewed and analyzed certain publicly available information relating to the fifteen selected acquisition transactions announced since January 1, 2019 listed below involving target companies in the software industry with a transaction value of greater than $1 billion and NTM revenue growth of less than 15% as of the date of the announcement of each respective selected transaction. For each of the selected transactions, Goldman Sachs calculated the implied EV/NTM EBITDA multiple of the applicable target company based on the total consideration paid in the transaction as a multiple of the target company’s median consensus estimates of NTM EBITDA at the time of the announcement of each respective selected transaction, as disclosed in public company filings and other publicly available information. The selected transactions and the implied EV/NTM EBITDA multiples calculated for the selected transactions are set forth below.

Announcement Date	Target	Acquiror	EV/NTM EBITDA
December 2020	RealPage, Inc.	Thoma Bravo, L.P. (“Thoma Bravo”)	29.3x

December 2023	Alteryx, Inc.	Clearlake Capital Group, L.P. & Insight Partners	28.7x

July 2023	New Relic, Inc.	Francisco Partners Management, L.P. and TPG Capital Management, L.P.	27.6x

June 2021	Cloudera, Inc.	Clayton, Dubilier & Rice, LLC & Kohlberg Kravis Roberts & Co. L.P.	19.7x

August 2022	Frontline Technologies Parent, LLC	Roper Technologies, Inc. (“Roper”)	19.3x

January 2024	Procare Software, LLC	Roper	18.4x

February 2024	Everbridge, Inc.	Thoma Bravo	17.5x

March 2023	Momentive Global Inc.	STG Partners, LLC (“STG”)	16.6x

November 2021	McAfee Corp.	Advent International Corporation, Permira Advisers LLC, Crosspoint Capital Partners L.P., Abu Dhabi Investment Authority & Canada Pension Plan Investment Board	15.7x

April 2023	Software AG	Silver Lake Group L.L.C.	14.5x

December 2021	Cerner Corporation	Oracle Corporation	14.4x

Announcement Date	Target	Acquiror	EV/NTM EBITDA

May 2022	VMware, Inc.	Broadcom Inc.	14.2x

January 2022	Citrix Systems, Inc. (“Citrix”)	Vista & Elliott Investment Management L.P.	14.1x

August 2023	SUSE S.A.	EQT AB	14.0x

August 2023	Avid Technology, Inc.	STG	12.6x

While none of the selected transactions or companies that participated in the selected transactions is directly comparable to PowerSchool or the Merger, the transactions included as selected transactions were chosen because the target companies that participated in the selected transactions are companies with certain operations, financial characteristics and/or growth characteristics that, for the purposes of analysis, may be considered similar to certain operations, financial characteristics and/or growth characteristics of PowerSchool.

Based on the results of the foregoing calculations and Goldman Sachs’ analyses of the various transactions and its professional judgment and experience, Goldman Sachs applied a range of NTM EV/EBITDA multiples of 14.3x to 19.5x to an estimate of PowerSchool’s NTM EBITDA as of June 5, 2024, as provided by the management of PowerSchool and approved for Goldman Sachs’ use by PowerSchool, to derive a range of implied enterprise values for PowerSchool. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for PowerSchool the amount of PowerSchool’s net debt, as provided by the management of PowerSchool and approved for Goldman Sachs’ use by PowerSchool, and the book value of the liabilities under the Tax Receivable Agreement, based on publicly available information, in each case, as of March 31, 2024, to derive a range of illustrative equity values for PowerSchool. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Company Common Stock, as provided by the management of PowerSchool and approved for Goldman Sachs’ use by PowerSchool, using the treasury stock method, to derive a range of illustrative equity values per share of Class A Common Stock, rounded to the nearest $.05, of $13.00 to $20.00.

General

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to PowerSchool or the Merger.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the Board as to the fairness from a financial point of view of the $22.80 in cash per share of Class A Common Stock to be paid to the holders (other than Parent and its affiliates and the Principal Stockholders and their respective affiliates) of shares of Class A Common Stock. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of PowerSchool, Parent, Bain, Vista, Onex, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

The $22.80 in cash per share of Class A Common Stock was determined through arm’s-length negotiations between PowerSchool and Bain and was approved by the Board. Goldman Sachs provided advice to

PowerSchool during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to PowerSchool or the Board or that any specific amount of consideration constituted the only appropriate consideration for the Merger.

As described above, Goldman Sachs’ opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of PowerSchool, Parent, Bain, Onex, Vista and any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the Merger. Goldman Sachs acted as financial advisor to PowerSchool in connection with, and participated in certain of the negotiations leading to, the Merger.

Goldman Sachs has provided certain financial advisory and/or underwriting services to PowerSchool and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as joint bookrunner with respect to a secondary offering of shares of Class A Common Stock in March 2023; and joint bookrunner with respect to a refinancing of PowerSchool’s term loan and credit facility in October 2023. During the two-year period ended June 6, 2024, Goldman Sachs Investment Banking has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to PowerSchool and/or its affiliates of approximately $4 million. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Bain and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to Bain and Imperial Dade, a portfolio company of Bain, with respect to Bain’s sale of its stake in Imperial Dade in June 2022; as financial advisor to Bain with respect to its acquisition of Fedrigoni S.p.A. (“Fedrigoni”) in December 2022; as financial advisor to Bain with respect to its sale of its stake in Retail Zoo Pty Limited in March 2023; as bookrunner with respect to a follow-on offering of Flywire Corporation, a portfolio company of Bain, common stock in August 2023; as bookrunner with respect to a follow-on offering of common stock of SpringWorks Therapeutics, Inc., an affiliate of Bain, in December 2023; as financial advisor to Bain with respect to its acquisition of ChinData Group Holdings Limited in December 2023; and as bookrunner with respect to a high yield bond offering of Fedrigoni in January 2024. During the two-year period ended June 6, 2024, Goldman Sachs Investment Banking has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Bain and/or its affiliates and portfolio companies of approximately $140 million. Goldman Sachs Investment Banking is mandated by Bain and/or its affiliates (including portfolio companies) to provide financial advisory and/or underwriting services unrelated to the Merger with respect to multiple matters and, if all such matters were to be consummated, Goldman Sachs Investment Banking currently expects that it would recognize compensation in an aggregate amount materially in excess of the Transaction Fee (as defined below). In addition, as is typical for investment banks, Goldman Sachs Investment Banking is currently soliciting Bain and/or its affiliates (including portfolio companies) to work on financial advisory and/or underwriting matters unrelated to the Merger on which it has not been, and may not be, mandated. Goldman Sachs Investment Banking is not in a position to estimate the amount of compensation, if any, it expects to recognize with respect to such matters, but it expects that, were it to be mandated on such matters, the mandates would provide for customary compensation. The status, timing and likelihood of consummation of such matters will change over time. One or more members of the Goldman Sachs Investment Banking team working on the Merger is also involved in one or more of such mandates and/or solicitations.

Goldman Sachs also has provided certain financial advisory and/or underwriting services to Onex and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to Ryan LLC, a portfolio company of Onex, with respect to its sale of a minority stake in August 2022 as financial advisor to ASM Global Parent, Inc., a portfolio company of Onex, with respect to its sale in November 2023; as bookrunner with respect to a term loan and credit facility extension and upsize of OneDigital Health and Benefits, Inc., a portfolio company of Onex in December 2023 as bookrunner with respect to a term loan repricing of Ryan Specialty Holdings, Inc., a portfolio company of Onex, in January 2024; and as bookrunner with respect to a term loan issuance of Westjet Airlines Limited, a portfolio company of Onex in February 2024. During the two-year period ended June 6, 2024, Goldman Sachs Investment Banking has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Onex and/or its affiliates and portfolio companies of approximately $6 million. Goldman Sachs Investment Banking is mandated by Onex and/or its affiliates (including portfolio companies) to provide financial advisory and/or underwriting services unrelated to the Merger with respect to multiple matters and, if all such matters were to be consummated, Goldman Sachs Investment Banking currently expects that it would recognize compensation in an aggregate amount substantially similar to the Transaction Fee. In addition, as is typical for investment banks, Goldman Sachs Investment Banking is currently soliciting Onex and/or its affiliates (including portfolio companies) to work on financial advisory and/or underwriting matters unrelated to the Merger on which it has not been, and may not be, mandated. Goldman Sachs Investment Banking is not in a position to estimate the amount of compensation, if any, it expects to recognize with respect to such matters, but it expects that, were it to be mandated on such matters, the mandates would provide for customary compensation. The status, timing and likelihood of consummation of such matters will change over time.

Goldman Sachs also has provided certain financial advisory and/or underwriting services to Vista and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to TIBCO Software Inc. (“TIBCO”), a portfolio company of Vista, with respect to TIBCO’s acquisition of Citrix in September 2022; as bookrunner with respect to a senior secured term loan facility, a senior secured revolving credit facility, a senior secured bridge term facility and an unsecured bridge term facility of TIBCO, in each case, in connection with its acquisition of Citrix in September 2022; as financial advisor to Ping Identity Holding Corporation, a portfolio company of Vista, with respect to its sale in October 2022; as bookrunner with respect to an issuance of senior secured notes of Cloud Software Group, Inc. (formerly known as TIBCO (“Cloud”)) in April 2023; as bookrunner with respect to a secondary offering of Integral Ad Science Holding Corp. common stock by investment funds affiliated with Vista in December 2023; as bookrunner with respect to a term loan of Ellucian Inc., a portfolio company of Vista in February 2024; and as bookrunner with respect to a term loan of Cloud in March 2024. During the two-year period ended June 6, 2024, Goldman Sachs Investment Banking has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Vista and/or its affiliates and portfolio companies of approximately $80 million. Goldman Sachs Investment Banking is mandated by Vista and/or its affiliates (including portfolio companies) to provide financial advisory and/or underwriting services unrelated to the Merger with respect to multiple matters and, if all such matters were to be consummated, Goldman Sachs Investment Banking currently expects that it would recognize compensation in an aggregate amount less than the Transaction Fee. In addition, as is typical for investment banks, Goldman Sachs Investment Banking is currently soliciting Vista and/or its affiliates (including portfolio companies) to work on financial advisory and/or underwriting matters unrelated to the Merger on which it has not been, and may not be, mandated. Goldman Sachs Investment Banking is not in a position to estimate the amount of compensation, if any, it expects to recognize with respect to such matters, but it expects that, were it to be mandated on such matters, the mandates would provide for customary compensation. The status, timing and likelihood of consummation of such matters will change over time. One or more members of the Goldman Sachs Investment Banking team working on the Merger is also involved in one or more of such mandates and/or solicitations.

Goldman Sachs may also in the future provide financial advisory and/or underwriting services to PowerSchool, Parent, Bain, Onex, Vista and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs also may have co-invested with Bain, Onex, Vista and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Bain, Onex and Vista from time to time and may do so in the future.

The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Pursuant to a letter agreement dated March 6, 2024, PowerSchool engaged Goldman Sachs to act as its financial advisor in connection with the Merger. The engagement letter between PowerSchool and Goldman Sachs provides for a transaction fee of $55 million (the “Transaction Fee”), all of which is contingent upon consummation of the Merger. In addition, PowerSchool has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Additional Presentations by Goldman Sachs

In addition to the presentation made to the Board on June 6, 2024 described above, Goldman Sachs also made various preliminary presentations containing preliminary financial analyses to the Board on March 5, 2024, April 17, 2024 and April 24, 2024. Copies of these written preliminary presentations and a copy of the presentation made to the Board on June 6, 2024 have been filed as exhibits (c)(iii), (c)(v), (c)(vi) and (c)(xii), respectively, to the Schedule 13E-3 filed with the SEC in connection with the Merger. These written preliminary presentations and the presentation made to the Board on June 6, 2024 will be available to any interested stockholder of PowerSchool (or any representative of a stockholder who has been so designated in writing) to inspect and copy at PowerSchool’s principal executive offices during regular business hours.

None of the various preliminary presentations to the Board, alone or together, constitute, or form the basis for, an opinion of Goldman Sachs. Information contained in the various preliminary presentations is substantially similar to the information provided in Goldman Sachs’ presentation to the Board on June 6, 2024, as described above. A summary of the written preliminary presentations is provided below. The following summary, however, does not purport to be a complete description of the written preliminary presentations or of the preliminary financial analyses performed by Goldman Sachs.

The March 5, 2024 materials presented to the Board contained, among other information:

•

a summary of the Class A Common Stock price performance since PowerSchool’s initial public offering, based on publicly available information, which indicated a range of closing prices per share of Class A Common Stock of $16.49 to $25.02 over the 52-week period ended March 1, 2024;

•	a summary of certain publicly available research analyst reports for PowerSchool, indicating price targets per share of Class A Common Stock ranging from $26.00 to $30.00;

•

a preliminary review of premia paid and valuation multiples in precedent public transactions in the software industry since 2022, indicating transaction premia ranging from 17% to 94%, and EV/NTM revenue multiples ranging from 3.0x to 14.5x; and

•	an illustrative preliminary analysis at prices of the Class A Common Stock ranging from $20.73 to $35.00.

The April 17, 2024 materials presented to the Board contained, among other information, preliminary financial analyses similar to those described above using the methodologies described and summarized above, including:

•	a preliminary illustrative discounted cash flow analysis, which resulted in a range of illustrative equity values per share of Class A Common Stock, rounded to the nearest $.05, of $18.10 to $31.80;

•

a preliminary illustrative present value of future share price analysis, which resulted in ranges of illustrative equity values per share of Class A Common Stock, rounded to the nearest $.05, of $19.00 to $28.70 (using EV/NTM EBITDA multiples) and $21.70 to $31.80 (using EV/NTM uFCF multiples);

•

a preliminary premia paid analysis, which resulted in a range of illustrative equity values per share of Class A Common Stock of $23.90 to $29.97; and a preliminary selected precedent transactions analysis, which resulted in a range of illustrative equity values per share of Class A Common Stock, rounded to the nearest $.05, of $13.60 to $37.40.

The April 24, 2024 materials presented to the Board contained, among other information, preliminary financial analyses similar to those described above using the methodologies described and summarized above, including:

•	a preliminary illustrative discounted cash flow analysis, which resulted in a range of illustrative equity values per share of Class A Common Stock, rounded to the nearest $.05, of $18.00 to $31.60;

•

a preliminary illustrative present value of future share price analysis, which resulted in ranges of illustrative equity values per share of Class A Common Stock, rounded to the nearest $.05, of $17.80 to $27.40 (using EV/NTM EBITDA multiples) and $21.60 to $31.60 (using EV/NTM uFCF multiples);

•	a preliminary premia paid analysis, which resulted in a range of illustrative equity values per share of Class A Common Stock, rounded to the nearest $.05, of $21.10 to $26.60; and

•	a preliminary selected precedent transactions analysis, which resulted in a range of illustrative equity values per share of Class A Common Stock, rounded to the nearest $.05, of $12.60 to $35.10.

The preliminary financial analyses in these preliminary presentations were based on market, economic and other conditions as they existed as of the dates of the respective presentations as well as other information that was available at those times. Accordingly, the results of the financial analyses differed due to changes in those conditions. Finally, Goldman Sachs continued to refine various aspects of its financial analyses with respect to PowerSchool until June 6, 2024.

Opinion of Centerview Partners LLC

On June 6, 2024, Centerview rendered to the Special Committee its oral opinion, which was subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Per Share Price to be paid to the holders of the outstanding shares of Class A Common Stock (other than the Dissenting Company Shares and Owned Company Shares (including the Rollover Shares), collectively, the “Excluded Shares”) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated June 6, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex C. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Special Committee (in their capacity as directors of the Company and not in any other capacity) in connection with and for purposes of its consideration of the transactions contemplated by the Merger Agreement and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of the outstanding shares of Class A Common Stock (other than Excluded Shares) of the Per Share Price to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the transactions contemplated by the Merger Agreement, and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the transactions contemplated by the Merger Agreement or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things (the following, collectively, “Internal Data”):

•	a draft of the Merger Agreement dated June 6, 2024;

•	Annual Reports on Form 10-K of the Company for the years ended December 31, 2023, December 31, 2022 and December 31, 2021;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•	certain publicly available research analyst reports for the Company;

•	certain other communications from the Company to its stockholders; and

•

certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to Centerview by the Company for purposes of Centerview’s analysis (referred to in this section as the “Forecasts” and which are summarized in the section entitled “Special Factors—Certain Company Financial Forecasts” beginning on page 83).

Centerview also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the transactions contemplated by the Merger Agreement with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.

Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with the Special Committee’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at the Special Committee’s direction, that the Internal Data (including, without limitation, the Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and Centerview relied, at the Special Committee’s direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at the Special Committee’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Centerview assumed, at the Special Committee’s direction, that the final executed Merger Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Merger Agreement reviewed by Centerview. Centerview also assumed, at the Special Committee’s direction, that the transactions contemplated by the Merger Agreement will be consummated on the terms set forth in the Merger Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the transactions contemplated by the Merger Agreement, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the transactions contemplated by the Merger Agreement on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.

Centerview’s opinion expressed no view as to, and did not address, the Company’s underlying business decision to proceed with or effect the transactions contemplated by the Merger Agreement, or the relative merits of the transactions contemplated by the Merger Agreement as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the outstanding shares of Class A Common Stock (other than Excluded Shares) of the Per Share Price to be paid to such holders pursuant to the Merger Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the transactions contemplated by the Merger Agreement, including, without limitation, the structure or form of the transactions contemplated by the Merger Agreement, or any other agreements or arrangements contemplated by the Merger Agreement or entered into in connection with or otherwise contemplated by the transactions contemplated by the Merger Agreement, including, without limitation, the fairness of the transactions contemplated by the Merger Agreement or any other term or aspect of the transactions contemplated by the Merger Agreement to, or any consideration to be received in connection therewith by, or the impact of the transactions contemplated by the Merger Agreement on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party, including, without limitation, the holders of Rollover Shares, Class B Common Stock or LLC Units. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the transactions contemplated by the Merger Agreement, whether relative to the Per Share Price to be paid to the holders of the outstanding shares of Class A Common Stock (other than Excluded Shares) pursuant to the Merger Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the transactions contemplated by the Merger Agreement or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the transactions contemplated by the Merger Agreement. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Summary of Centerview Financial Analysis

The following is a summary of the material financial analyses prepared and reviewed with the Special Committee in connection with Centerview’s opinion, dated June 6, 2024. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of the Company. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion.

In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the transactions contemplated by the Merger Agreement. None of the Company, Parent, Merger Sub or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the Company do not purport to be appraisals or reflect the prices at which the Company may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before June 5, 2024 (the last trading day before the public announcement of the transactions contemplated by the Merger Agreement) and is not necessarily indicative of current market conditions.

Selected Public Company Analysis

Centerview reviewed certain financial information of the Company and compared it to corresponding financial information of selected public companies that Centerview deemed comparable, based on its experience and professional judgment, to the Company. Although none of the selected companies is directly comparable to the Company, the selected companies listed below were chosen by Centerview, among other reasons, because they are companies with certain operational, business and/or financial characteristics that, for purposes of Centerview’s analysis, Centerview considered similar to those of the Company. However, because none of the selected companies is exactly the same as the Company, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the business, financial and operational characteristics of the Company and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.

Using publicly available information obtained from SEC filings and other data sources as of June 5, 2024 (except for Instructure, Inc., which reflects available information as of May 17, 2024, the last trading day prior to media reports regarding a potential sale of Instructure, Inc. (the “Instructure Unaffected Date”)) Centerview calculated for each selected company, such company’s implied enterprise value (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units and other dilutive equity instruments) plus non-controlling interests, face value of debt and certain liabilities less cash and cash equivalents, in each case calculated consistently with the determinations made in arriving at the Company’s implied enterprise value for purposes of Centerview’s analyses to the extent comparable information was publicly available) (“EV”), as a multiple of Wall Street research analyst consensus estimated earnings before interest expense, income taxes, depreciation and amortization and stock based compensation (“EBITDA”), for the next twelve months (“NTM”) as of June 5, 2024 (except for Instructure, Inc., which reflects NTM as of the Instructure Unaffected Date). Such multiple is referred to in this section, with respect to a selected company, as “EV / NTM EBITDA.”

The selected companies and the results of this analysis are summarized as follows:

Company Name	EV /NTM EBITDA Multiples
AppFolio, Inc.	36.6x
Aspen Technology, Inc.	26.8x
CCC Intelligent Solutions Holdings Inc.	20.3x
Docebo Inc.	28.1x
Guidewire Software, Inc.	62.5x
Instructure, Inc.	14.6x
nCino, Inc.	33.7x
Q2 Holdings, Inc.	32.1x
Tyler Technologies, Inc.	36.1x
Veeva Systems Inc.	22.0x

Based on the foregoing analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of EV / NTM EBITDA multiples of 17.0x to 21.0x. In selecting this range of multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of the Company and the selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis.

Centerview applied the reference range of multiples of EV / NTM EBITDA to the Company’s projected NTM EBITDA of $309 million as of June 30, 2024 derived from the Forecasts to derive a range of implied enterprise values for the Company. Centerview then (a) subtracted from this range the face value of the Company’s net debt projected to be outstanding as of September 30, 2024 as set forth in the Internal Data and (b) divided this range of implied equity values by the number of fully diluted outstanding shares of Company Common Stock as of June 4, 2024, as provided by PowerSchool management and approved for Centerview’s use by the Special Committee, calculated on a treasury stock basis, to derive a range of implied values per share of Class A Common Stock of approximately $21.15 to $26.85, rounded to the nearest $0.05. Centerview compared this range to the Per Share Price of $22.80 per share proposed to be paid to the holders of the outstanding shares of Class A Common Stock (other than Excluded Shares) pursuant to the Merger Agreement.

Selected Precedent Transaction Analysis

Centerview reviewed and analyzed certain information relating to the following selected transactions (each, a “Selected Transaction” and together, the “Selected Transactions”), that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to the transactions contemplated by the Merger Agreement.

Although none of the Selected Transactions is directly comparable to the transactions contemplated by the Merger Agreement, the Selected Transactions listed below were selected, among other reasons, based on Centerview’s experience and professional judgment, because the Selected Transactions have certain characteristics that, for the purposes of this analysis, may be considered similar to certain characteristics of the transactions contemplated by the Merger Agreement. The reasons for and the circumstances surrounding each of the Selected Transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the target companies included in the Selected Transactions analysis. This analysis involved complex considerations and qualitative judgments concerning differences in business, operational, and/or financial characteristics and other factors that could affect the public trading, acquisition or other values of the selected target companies and the Company. However, because none of the Selected Transactions used in this analysis is identical or directly comparable to the transactions contemplated by the Merger Agreement, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the Selected Transactions analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business or financial characteristics of the Company and each target company as well as the transactions contemplated by the Merger Agreement and the Selected Transactions that could affect the transaction values of each in order to provide a context in which to consider the results of the quantitative analysis.

Using publicly available information obtained from SEC filings and other data sources, Centerview calculated, for each Selected Transaction, among other things, the implied enterprise value of the target company based on the consideration payable in such Selected Transaction as a multiple of the projected EBITDA of the target company for the next twelve months from the time of the announcement of each such Selected Transaction (except as noted). Such multiple is referred to in this section, with respect to a Selected Transaction, as “EV / NTM EBITDA Multiple.”

The Selected Transactions and the EV / NTM EBITDA Multiples of the Selected Transactions considered in this analysis are summarized as follows:

Date Announced	Acquirer	Target	EV /NTM EBITDA Multiples

January 25, 2024	Roper Technologies, Inc.	Procare Software, LLC	18.4x

April 27, 2023	Deutsche Boerse AG	SimCorp A/S	26.4x

August 30, 2022	Roper Technologies, Inc.	Frontline Technologies Group, LLC	19.3x

April 7, 2022	Brookfield Business Partners L.P.	CDK Global, Inc.	11.7x

August 5, 2021	Clearlake Capital Group, L.P.	Cornerstone OnDemand, Inc.	15.9x

February 10, 2021	Tyler Technologies, Inc.	NIC Inc.	18.5x

February 4, 2021	Insight Partners / Stone Point Capital LLC	CoreLogic, Inc.	12.7x

December 21, 2020	Thoma Bravo, L.P.	RealPage, Inc.	28.7x

August 13, 2020	Roper Technologies, Inc.	Vertafore, Inc.	18.4x

February 14, 2020	Thoma Bravo, LLC	Instructure, Inc.	N.A.

Based on the foregoing analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of EV / NTM EBITDA Multiples of 18.0x to 22.0x. In selecting this range of multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of the Company and each target company as well as between the transactions contemplated by the Merger Agreement and the Selected Transactions that could affect the transaction values in order to provide a context in which to consider the results of the quantitative analysis.

Centerview applied the reference range of EV / NTM EBITDA Multiples to the Company’s projected NTM EBITDA of $309 million as of June 30, 2024 derived from the Forecasts to derive a range of implied enterprise values for the Company. Centerview then (a) subtracted from this range the face value of the Company’s net debt projected to be outstanding as of September 30, 2024 as set forth in the Internal Data and (b) divided this range of implied equity values by the number of fully diluted outstanding shares of Company Common Stock as of

June 4, 2024, as provided by PowerSchool management and approved for Centerview’s use by the Special Committee, calculated on a treasury stock basis, to derive a range of implied values per share of Class A Common Stock of approximately $22.60 to $28.25, rounded to the nearest $0.05. Centerview compared this range to the Per Share Price of $22.80 per share proposed to be paid to the holders of the outstanding shares of Class A Common Stock (other than Excluded Shares) pursuant to the Merger Agreement.

Discounted Cash Flow Analysis

Centerview performed a discounted cash flow analysis of the Company based on the Forecasts. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

In performing this analysis, Centerview calculated a range of implied enterprise values for the Company by discounting to present value as of September 30, 2024 (using discount rates ranging from 12.25% to 15.25%, based upon Centerview’s analysis of the Company’s weighted average cost of capital, determined using the capital asset pricing model and based on considerations that Centerview deemed relevant in its professional judgment and experience): (i) the forecasted unlevered free cash flows (after treating stock-based compensation as a cash expense and assuming that the Company was a full cash tax payer) of the Company based on the Forecasts over the period beginning October 1, 2024 and ending on December 31, 2034, as approved by the Special Committee and utilized by Centerview at the direction of the Special Committee (see the section entitled “Special Factors—Certain Company Financial Forecasts”) and (ii) a range of implied terminal values of the Company at the end of the forecast period shown in the Forecasts, applying a range of terminal multiples to the Company’s projected EBITDA for the next twelve months as of December 31, 2034, ranging from 15.0x to 19.0x. Centerview then (a) added to this range the estimated present value of that portion of the tax benefits subject to the Tax Receivable Agreement that would be retained by the Company with respect to a certain tax receivable agreement to which the Company is a party (the “TRA Benefit”), (b) subtracted from this range the face value of the Company’s projected net debt as of September 30, 2024 of approximately $708 million as set forth in the Internal Data and (c) divided this range of implied equity values by the number of fully diluted outstanding shares of Company Common Stock as of June 4, 2024, as provided by PowerSchool management and approved for Centerview’s use by the Special Committee, calculated on a treasury stock basis (equal to approximately 215 million shares of Company Common Stock), to derive a range of implied values per share of Common Stock of approximately $21.65 to $33.80, rounded to the nearest $0.05. Centerview compared this range to the Per Share Price of $22.80 per share proposed to be paid to the holders of the outstanding shares of Class A Common Stock (other than Excluded Shares) pursuant to the Merger Agreement.

In evaluating the Company’s TRA Benefit, Centerview calculated the estimated present value of the projected unlevered free cash flow benefits of the Company’s TRA Benefit attributable to the Company, from the calendar years ended December 31, 2024 through 2044, discounted to September 30, 2024 using discount rates ranging from 12.25% to 15.25% (reflecting Centerview’s analysis of the Company’s weighted average cost of capital, determined using the capital asset pricing model and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including levered and unlevered betas for comparable companies).

Other Factors

Centerview noted for the Special Committee certain additional factors solely for reference and informational purposes only, including, among other things, the following:

•	Historical Stock Price Trading Analysis. Centerview reviewed the stock price performance of Class A Common Stock for the 52-week period ending as of the Unaffected Date. Centerview noted that the range of low and high closing prices of Class A Common Stock during the prior 52-week period was from $16.58 to $25.02.

•

Analyst Price Target Analysis. Centerview reviewed stock price targets for Class A Common Stock reflected in 11 publicly available Wall Street research analyst reports as of June 5, 2024. Centerview noted that the analyst stock price targets in such research analyst reports ranged from $20.00 to $31.00 per share of Class A Common Stock and that the median analyst stock price target in such research analyst reports was $25.00 per share of Class A Common Stock.

•

Precedent Premiums Paid Analysis. Centerview performed an analysis of premiums paid in announced or closed transactions since 2014 where the implied equity value range is between $1 billion and $10 billion involving U.S. target companies and where the consideration offered was in cash, excluding transactions in the energy, materials, financials, utilities and real estate industries and excluding transactions with negative premiums, consisting of 405 transactions. The premiums in this analysis were calculated by comparing the per share acquisition price in each transaction to the closing price of the target company’s common stock for the date one day prior to the announcement date, which resulted in a 25th percentile premium of 13%, a median premium of 24% and a 75th percentile premium of 48%. Based on the foregoing analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview applied a range of premiums of 15% to 50% to the Company’s share price on the Unaffected Date, of $16.64, which resulted in an implied price range of $19.15 to $24.95 per share of Class A Common Stock, rounded to the nearest $0.05.

General

The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Special Committee in its evaluation of the transactions contemplated by the Merger Agreement. Consequently, the analyses described above should not be viewed as determinative of the views of the Special Committee or management of the Company with respect to the Per Share Price or as to whether the Special Committee would have been willing to determine that a different consideration was fair. The consideration for the transactions contemplated by the Merger Agreement paid to the holders of the outstanding shares of Class A Common Stock (other than Excluded Shares) was determined through arm’s-length negotiations between the Company and Parent and was approved by the Special Committee. Centerview provided advice to the Special Committee during these negotiations. Centerview did not, however, recommend any specific amount of consideration to the Company or the Special Committee or that any specific amount of consideration constituted the only appropriate consideration for the transactions contemplated by the Merger Agreement.

Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its engagement by the Special Committee in connection with the transactions contemplated by the Merger Agreement, Centerview had not been engaged to provide financial advisory or other services to the Company, and did not receive any compensation from the Company during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Vista, and Centerview did not receive any compensation from Vista during such period. In the two years prior to the date of its written opinion, Centerview was engaged to provide financial advisory services unrelated to the Company to a financial creditor group (of which one or more affiliates of Onex was a member) in connection with a restructuring or potential restructuring involving such issuer, and Centerview has received between $3 and

$6 million in compensation for such services. In the two years prior to the date of its written opinion, Centerview was engaged to provide, and in certain cases, is currently providing, financial advisory services to Bain and entities in which entities advised by Bain have a controlling ownership interest, in connection with matters unrelated to the Company, including to Diversey Holdings, Ltd. in connection with its sale to Solenis International LLC in 2023, and Centerview has received between $15 million and $20 million in compensation for such services. In the two years prior to the date of its written opinion, Centerview has been engaged to provide, and in certain cases, is currently providing, financial advisory services to entities in which entities advised by Bain have a significant minority ownership interest, in connection with matters unrelated to the Company, including to Cerevel Therapeutics Holdings, Inc. (“Cerevel”) on its pending sale to Abbvie Inc., and Centerview has received between $5 million and $10 million in compensation from such entities for such services and expects to receive additional compensation of approximately $77 million from Cerevel. At this point, other than with respect to Cerevel, the potential fees from Centerview’s current engagements with Bain and entities in which entities advised by Bain have a controlling or significant minority ownership interest as described above, which could be material, cannot be quantified. Subsequent to the rendering of its opinion, Centerview was also engaged to provide financial advisory services unrelated to the Company to a company in which entities advised by Bain have a significant minority interest, and Centerview expects to receive compensation for such services. At this point, the potential fees from this engagement, which could be material, cannot be quantified. In the two years prior to the date of its written opinion, Centerview had been engaged to provide financial advisory services unrelated to the Company to two financial creditor groups (of which one or more affiliates of Bain was or is a member) in connection with restructurings or potential restructurings involving the relevant issuer, and Centerview has received between $3 million and $6 million in compensation for such services. Centerview may provide financial advisory and other services to or with respect to the Company, Bain, Parent, Vista, Onex or their respective affiliates, including portfolio companies of Vista, Onex and Bain, in the future, for which Centerview may receive compensation. Certain (i) of Centerview’s and its affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of its affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Vista, Onex, Bain or any of their respective affiliates, including portfolio companies of Vista, Onex and Bain, or any other party that may be involved in the Merger. Centerview is associated with Centerview Capital Technology Fund (Delaware), L.P. and Centerview Capital Technology Fund-A (Delaware), L.P., together with a related employee vehicle, a growth equity fund focused on the technology sector (collectively, “Centerview Capital Technology”). Certain partners of Centerview are partners (either directly or indirectly) in the ultimate general partner and the manager of Centerview Capital Technology and serve on Centerview Capital Technology’s investment committee. Centerview Capital Technology, whose investment period has expired, holds a minority equity interest in a private company in which funds affiliated with Vista hold a majority stake.

The Special Committee selected Centerview as its financial advisor in connection with the transactions contemplated by the Merger Agreement in light of Centerview’s experience in acting as financial advisor to special committees in public company sale situations. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transactions contemplated by the Merger Agreement.

In connection with Centerview’s services as the financial advisor to the Special Committee, the Company has agreed to pay Centerview an estimated aggregate fee of approximately $24 million, $2 million of which was payable upon the execution of Centerview’s engagement letter, $5 million of which was payable upon the rendering of Centerview’s opinion and the remainder of which is payable contingent upon consummation of the transactions contemplated by the Merger Agreement. In addition, the Company has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement by the Special Committee.

Other Presentations by Centerview

In addition to the presentation made to the Special Committee on June 6, 2024, which will be filed with the SEC as an exhibit to the Schedule 13E-3 and is described above, a copy of the preliminary illustrative presentations presented or delivered by Centerview to the Special Committee on May 1, 2024, May 3, 2024, May 6, 2024 and June 5, 2024 containing preliminary illustrative financial analyses also is attached as an exhibit to such Schedule 13E-3.

A summary of these preliminary illustrative presentations is provided below. The following summaries, however, do not purport to be a complete description of these preliminary illustrative presentations or of the preliminary financial analyses performed by Centerview.

•

The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on May 1, 2024, filed as exhibit (c)(vii) to the Schedule 13E-3, contains, among other information, an overview of tax receivable agreements generally and how such tax receivable agreements have been addressed in the context of change of control transactions, including by reference to precedent transactions.

•

The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on May 3, 2024, filed as exhibit (c)(viii) to the Schedule 13E-3, contains, among other information, (i) an overview of the PowerSchool Projections, (ii) the key assumptions involved in achieving the PowerSchool Projections and (iii) a comparison of the PowerSchool Projections to consensus estimates.

•

The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on May 6, 2024, filed as exhibit (c)(ix) to the Schedule 13E-3, contains, among other information, (i) the financial terms of the Bain April 24 Written Proposal, (ii) the illustrative impact on the per share price of such proposal resulting from a waiver of all or a portion of the potential payments to be owed by the Company under the Tax Receivable Agreement, (iii) the current and historical trading performance of the Company’s shares and (iv) Centerview’s preliminary financial analyses in respect of the Company. The primary differences between the preliminary illustrative presentation dated May 6, 2024 and the presentation dated June 6, 2024 include, among other things, that the preliminary illustrative presentation dated May 6, 2024 was based on market data as of the close of trading on May 3, 2024 and also included (i) a summary of the sources and uses of funds contemplated by the Bain April 24 Written Proposal, (ii) an analysis of the trading performance of the Class A Common Stock since the Company’s initial public offering and comparison of such trading performance against the performance of other publicly traded vertical software companies, (iii) an overview of the addressable markets of other publicly traded vertical software companies and (iv) an overview of the Company’s then-existing corporate structure.

•

The preliminary illustrative presentation presented or delivered by Centerview to the Special Committee on June 5, 2024, filed as exhibit (c)(x) to the Schedule 13E-3, contains, among other information, (i) the financial terms of the potential transaction with Bain, (ii) a summary of the Company’s engagement with potential bidders, (iii) an overview of the PowerSchool Projections and (iv) a preliminary financial analysis of the proposed Per Share Price consideration. The primary differences between the preliminary illustrative presentation dated June 5, 2024 and the presentation dated June 6, 2024 include, among other things, that the preliminary illustrative presentation dated June 5, 2024 was based on market data as of the close of trading on June 4, 2024 and also included (i) a summary of the Company’s engagement with potential bidders, (ii) an overview of the addressable markets of other publicly traded vertical software companies and (iii) a comparison of the Forecasts against Wall Street research analyst consensus forecasts for the Company.

The foregoing summary, however, does not purport to be a complete description of such preliminary illustrative presentations or of the preliminary financial analyses performed by Centerview. None of these preliminary illustrative presentations by Centerview constitutes, or forms the basis of, an opinion of Centerview with respect to the consideration payable under the Merger Agreement, and the preliminary illustrative financial analyses therein were based on economic, monetary, market and other conditions as in effect on, and the information made available to Centerview as of, the dates of the respective presentations.

Certain Matters Relating to Ernst & Young LLP

EY is a longtime advisor to PowerSchool with respect to accounting, tax, consulting and other matters, including in connection with the Merger, and has been engaged by PowerSchool, including in connection with certain aspects related to the Merger, because it is an internationally recognized professional services firm that has substantial experience in transactions similar to the Merger, including transactions involving tax receivable agreements similar to the Tax Receivable Agreement. In connection with the Board’s evaluation of the potential impact and treatment of the Tax Receivable Agreement in a potential strategic transaction, EY presented to the Board on April 10, 2024 a Tax Receivable Agreement presentation, dated as of April 9, 2024, which included an overview of certain terms of the Tax Receivable Agreement, including that in connection with a change of control of PowerSchool, PowerSchool would become obligated to make certain early termination payments to the TRA Holders subject to the terms of the Tax Receivable Agreement, and set forth hypothetical total payments that would become due to TRA Holders at a range of assumed merger consideration share prices in connection with a potential change of control transaction. EY’s analysis of these hypothetical total payments were subject to several notes and assumptions, including a specified discount rate and the Early Termination Rate (as defined in the Tax Receivable Agreement), a blended federal tax rate and a state and local tax rate, the amount of already accrued payments due under the Tax Receivable Agreement that had not been paid due to restrictions under PowerSchool’s credit agreement, and certain other assumptions specified in the presentation. The presentation also included a summary of certain tax attributes applicable to PowerSchool that informed EY’s analysis of the Tax Receivable Agreement and potential early termination payments that may become due thereunder, including with respect to PowerSchool’s projected tax basis recovery, net operating losses and excess business interest expenses. The presentation also provided a recommendation to PowerSchool with respect to the total value of payments that may become due under the Tax Receivable Agreement for prospective counterparties to assume in connection with evaluating a potential transaction with PowerSchool. The written presentation did not address any issue not expressly identified therein, including taxes not specifically identified, jurisdictions not discussed, and legal or non-tax issues such as corporate law or securities law matters. EY did not, as part of the presentation or otherwise, address the fairness of the consideration or recommend the amount of consideration to be offered to holders of Class A Common Stock, including the Unaffiliated Stockholders. The presentation was also based on EY’s analysis of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), regulations, court decisions, rulings and procedures issued by the U.S. Internal Revenue Service (“IRS”), and other tax authorities EY deemed relevant as of the date of the presentation and was not updated following the date of the presentation. This summary of the written presentation does not purport to be a complete description of the written presentation.

A copy of the presentation made to the Board on April 10, 2024 has been filed as exhibit (c)(iv) to the Schedule 13E-3 filed with the SEC in connection with the Merger. This written presentation will be available to any interested stockholder of PowerSchool (or any representative of a stockholder who has been so designated in writing) to inspect and copy at PowerSchool’s principal executive offices during regular business hours.

During the two-year period ended June 6, 2024, EY has recognized compensation for accounting, tax, consultancy and other professional services provided by EY to PowerSchool of approximately $5.5 million.

Reasons of the Vista Entities and the Onex Entities for the Merger

Under the SEC rules governing “going private” transactions, the Vista Entities and the Onex Entities are affiliates of PowerSchool for purposes of the Merger, and, therefore, required to express their purposes and reasons for the Merger to the Unaffiliated Stockholders. The Vista Entities and the Onex Entities are making the statements in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

When approached by Bain about PowerSchool pursuing a potential sale of PowerSchool, the Vista Entities and the Onex Entities considered, among other things, current market conditions, and concluded that facilitating a transaction that would provide certain value to all of PowerSchool’s stockholders at a meaningful premium could be attractive to the Unaffiliated Stockholders. Bain had previewed early in the process it may be required to seek additional equity financing to complete an acquisition of PowerSchool. After Bain spoke with permitted third-party equity financing sources approved by PowerSchool and determined that an equity financing need remained, Bain ultimately conditioned its offer to acquire PowerSchool on the Vista Entities and the Onex Entities rolling a “significant” portion of their equity. The Vista Entities and the Onex Entities agreed to Bain’s request, thereby facilitating a transaction they believe is in the best interests of the Unaffiliated Stockholders. In addition, the Vista Entities and the Onex Entities agreed, following negotiations with the Special Committee, to waive certain tax benefit payments, including an acceleration of these payments under a formula set forth in the Tax Receivable Agreement upon consummation of a change of control transaction involving PowerSchool, which potential payments had been valued at approximately $450 million (inclusive of approximately $40 million that was then payable but that had been deferred due to restrictive covenants under PowerSchool’s credit agreement) based on the $22.80 merger consideration. The Vista Entities and the Onex Entities were collectively entitled to approximately 97.5% of these potential payments. The forfeited payments under the Tax Receivable Agreement correspond in the aggregate to an estimated per share value in excess of $2.00 per share that was available to be redirected to the Unaffiliated Stockholders in the form of an increase in the merger consideration to $22.80 per share.

The Vista Entities and the Onex Entities believe that it is in the best interests of PowerSchool’s stockholders to effect a liquidity transaction that affords the Unaffiliated Stockholders with the opportunity to receive the applicable merger consideration and related certainty of value, particularly when compared to PowerSchool’s stand-alone business plan and long-term prospects, and the associated benefits and risks.

If the Merger is completed, PowerSchool will become a wholly owned subsidiary of Parent, and the Class A Common Stock will cease to be publicly traded. For the Vista Entities and the Onex Entities, the purpose of the Merger is to effectuate the transactions contemplated by the Merger Agreement and the Rollover Agreement, which will allow the Vista Entities and the Onex Entities to realize the value of a portion of their Company Common Stock by receiving the merger consideration in cash for a portion of their investment in PowerSchool. The Vista Entities and the Onex Entities will also own common units of BCPE Topco in exchange for the remaining portion of its investment in PowerSchool. The Vista Entities and the Onex Entities believe that structuring the transaction in such manner is preferable to other alternative transaction structures because (i) it will enable Parent to acquire all of the outstanding shares of Class A Common Stock at the same time and (ii) it represents an opportunity for the Unaffiliated Stockholders to immediately realize the value of their investment in PowerSchool at a price of $22.80 per share of Class A Common Stock in cash, without interest and subject to applicable withholding taxes, and for the Vista Entities and the Onex Entities to immediately realize the value of a significant portion of their investment in PowerSchool at the same per share value as the Unaffiliated Stockholders, in accordance with and subject to the terms and conditions set forth in the Merger Agreement. Following a strategic transaction process conducted by the Board, with the assistance of Goldman Sachs as PowerSchool’s financial advisor, and engagement with several financial sponsors and strategic companies, the Vista Entities and the Onex Entities did not consider any other alternative transaction structures or other alternative means to accomplish the purposes set forth above because no other alternatives would enable them to achieve the same objectives.

Reasons of the Bain Filing Parties for the Merger

Under the SEC rules governing “going private” transactions, each Bain Filing Party is an affiliate of PowerSchool for purposes of the Merger and, therefore, is required to express its purposes and reasons for the Merger to the Unaffiliated Stockholders. The Bain Filing Parties are making the statements in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

For the Bain Filing Parties, the primary purpose for the Merger is to benefit from any future earnings and growth of PowerSchool after the merger of Merger Sub with and into PowerSchool, making PowerSchool privately held, with 100% of the Company Common Stock held by Parent. The Bain Filing Parties believe that structuring the transaction in this manner is preferable to other transaction structures because it (i) enables Parent to acquire all of the outstanding shares of Company Common Stock (other than Excluded Shares) at the same time, (ii) represents an opportunity for PowerSchool’s holders of Company Common Stock (other than holders of the Excluded Shares) to receive the Merger Consideration, and (iii) allows the Vista Entities and the Onex Entities to maintain a portion of their investment in PowerSchool through their commitments to roll over a portion of their existing equity interests in PowerSchool into equity interests of BCPE Topco. In the course of considering the going private transaction, the Bain Filing Parties did not give significant consideration to any other alternative transaction structures or other alternative means to accomplish the foregoing purposes because the Bain Filing Parties believed the Merger was the most direct and effective way to accomplish these objectives.

The Bain Filing Parties determined to undertake the Merger at this time because the Bain Filing Parties believe that, as a private company, PowerSchool will be able to improve its ability to execute initiatives that over time will create additional enterprise value for PowerSchool. The Bain Filing Parties believe that this, along with PowerSchool’s existing business and potential future opportunities, will allow the Bain Filing Parties’ investment in PowerSchool to achieve returns consistent with its investment objectives, which are in some cases more difficult for businesses to achieve as a public company due to the investment community’s focus on short-term, often quarterly, financial results. Further, absent the reporting and associated costs and burdens placed on public companies, the Bain Filing Parties believe that PowerSchool’s management and employees will be able to execute more effectively on future strategic plans.

Position of the Purchaser Filing Parties as to the Fairness of the Merger

Under the SEC rules governing “going private” transactions, the Purchaser Filing Parties are affiliates of PowerSchool for purposes of the Merger and, therefore, are required to express their beliefs as to the fairness of the proposed going private transaction and the Merger to the Unaffiliated Stockholders. The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. As described below, the Purchaser Filing Parties believe that the going private transaction and the Merger is fair to the Unaffiliated Stockholders on the basis of the factors described under “Special Factors—Recommendation of the Special Committee and the Board; Reasons for the Merger”. Directors of PowerSchool employed by or affiliated with the Purchaser Filing Parties did not attend meetings of the Special Committee or otherwise participate in the deliberations of the Special Committee regarding the going private transaction and the Merger. As disclosed under “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger,” the Purchaser Filing Parties have interests in the going private transaction and the Merger both different from those of the Unaffiliated Stockholders of PowerSchool by virtue of the requirement of the Purchaser Filing Parties to rollover a portion of their ownership stake in PowerSchool in exchange for an ownership stake in BCPE Topco, which will indirectly own PowerSchool following the consummation of the going private transaction and the Merger, and similar to those of the Unaffiliated Stockholders by virtue of the fact that the Purchaser Filing Parties are eligible to receive cash consideration for a portion of their Company Common Stock upon completion of the going private transaction and the Merger. Additionally, the proposed going private transaction and the Merger was approved by the Board, which consisted of a majority of the directors of PowerSchool who are not employees of PowerSchool.

The Unaffiliated Stockholders were represented by the Special Committee, which reviewed, evaluated and provided input on the terms and conditions of the Merger Agreement on their behalf, with the assistance of the Special Committee’s independent legal and financial advisors. The Special Committee recommended that the Board approve the Merger Agreement, and the Board approved the Merger Agreement. Based on the knowledge and analysis of the Purchaser Filing Parties of available information regarding PowerSchool, as well as discussions with PowerSchool’s management regarding PowerSchool and its business and the factors considered by, and the analysis and resulting conclusions and recommendations of, the Special Committee and the Board, the Purchaser Filing Parties believe that the going private transaction and the Merger are fair to the Unaffiliated Stockholders based upon substantially the same factors described under “Special Factors—Recommendation of the Special Committee and the Board; Reasons for the Merger”. The Purchaser Filing Parties agree with the analyses, determinations, conclusions and recommendations described under “Special Factors—Recommendation of the Special Committee and the Board; Reasons for the Merger,” and the Purchaser Filing Parties expressly adopt the analyses and opinions of the Special Committee and the Board in reaching their determination as to the fairness of the transactions contemplated by the Merger Agreement, including the going private transaction and the Merger.

None of (i) PowerSchool’s directors that are affiliates of the Purchaser Filing Parties or (ii) any person employed by the Purchaser Filing Parties served on the Special Committee nor did they participate in the Special Committee’s evaluation of the Merger Agreement and the transactions contemplated thereby, including the going private transaction and the Merger. For these reasons, the Purchaser Filing Parties do not believe that their interests in the going private transaction and the Merger influenced the decisions or recommendations of the Special Committee or the Board with respect to the Merger Agreement, the going private transaction or the Merger.

In their consideration of the fairness of the proposed going private transaction and the Merger, the Purchaser Filing Parties did not find it practicable to, and did not: (i) appraise the assets of PowerSchool to determine the liquidation value for the Unaffiliated Stockholders, or (ii) consider the net book value as a basis to evaluate per share of Class A Common Stock consideration, because (x) liquidation sales generally result in proceeds substantially less than sales of a going concern and (y) the impracticability of determining a liquidation value given the significant execution risk involved in any breakup. The Purchaser Filing Parties did not consider net book value, which is an accounting concept, for purposes of determining the fairness of the merger consideration to the Unaffiliated Stockholders because, in their view, it does not reflect, or have any meaningful impact on, either the market trading price of the Class A Common Stock or PowerSchool’s value as a going concern. The Purchaser Filing Parties believed that the trading price of the shares of Class A Common Stock at any given time represents the best available indicator of PowerSchool’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. In addition, The Purchaser Filing Parties considered the value of PowerSchool as a going concern by taking into account the value of PowerSchool’s current and anticipated business, financial condition, results of operations, prospects, and other forward-looking matters. The Purchaser Filing Parties are not aware of any firm offer for a merger, sale of all or a substantial part of PowerSchool’s assets, or a purchase of a controlling amount of PowerSchool securities having been received by PowerSchool from anyone other than Bain in the two years preceding the signing of the Merger Agreement.

The foregoing discussion of the information and factors considered and given weight by the Purchaser Filing Parties in connection with the fairness of the Merger Agreement and transactions contemplated thereby, including the going private transaction and the Merger, is not intended to be exhaustive but is believed to include all material factors considered by the Purchaser Filing Parties. The Purchaser Filing Parties did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching its position as to the fairness of the Merger Agreement and transactions contemplated thereby, including the going private transaction and the Merger. Rather, the Purchaser Filing Parties made the fairness determinations after considering all of the foregoing as a whole. the Purchaser Filing Parties believe these factors provide a reasonable basis upon which to form the belief that the going private transaction and the Merger are fair to the Unaffiliated Stockholders.

Plans for PowerSchool After the Merger

Following completion of the Merger, Merger Sub will have been merged with and into PowerSchool, with PowerSchool surviving the Merger as a wholly owned subsidiary of Parent. The Class A Common Stock is currently listed on the NYSE and registered under the Exchange Act. Following completion of the Merger, there will be no further public market for the Class A Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act.

Parent currently anticipates that following completion of the Merger, PowerSchool’s operations will be conducted substantially as they are currently being conducted (except that PowerSchool will cease to be a public company and will instead be a wholly owned subsidiary of Parent). Following completion of the Merger, Parent will continue to assess PowerSchool’s assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what changes, if any, would be desirable following the Merger to enhance PowerSchool’s business and operations. Parent may seek to buy or combine PowerSchool with target companies that provide earnings and growth synergies; however, no such contracts, arrangements, plans, proposals, commitments or understandings regarding any such transactions relating to PowerSchool and its subsidiaries currently exist.

Immediately following the Effective Time of the Merger, (a) the directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the provisions of the DGCL and the certificate of incorporation of the Surviving Corporation until their respective successors are duly elected or appointed and qualified, and (b) the officers of the Surviving Corporation will be the officers of PowerSchool as of immediately prior to the Effective Time, each to hold office in accordance with the provisions of the DGCL and the certificate of incorporation of the Surviving Corporation until their respective successors are duly appointed.

At the Effective Time and by virtue of the Merger, (a) the certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as set forth in Exhibit A to the Merger Agreement, until thereafter amended as provided by the DGCL and such certificate of incorporation, and (b) the bylaws of the Surviving Corporation will be the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that all references to Merger Sub will be automatically amended and become references to the Surviving Corporation, until thereafter amended as provided by the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.

Certain Effects of the Merger

If all conditions to the Merger are satisfied or waived (to the extent waivable), the Merger Agreement provides that at the Effective Time, Merger Sub will merge with and into PowerSchool in accordance with the Merger Agreement, and the separate existence of Merger Sub will cease and PowerSchool will continue as the Surviving Corporation in the Merger as a wholly owned subsidiary of Parent.

Treatment of Capital Stock

Subject to the terms and conditions of the Merger Agreement, at the time of the filing acceptance for record by the Secretary of State of the State of Delaware of the certificate of merger, (i) each issued and outstanding share of common stock, par value $0.001 per share of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will be automatically converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, (ii) each share of Class A Common Stock (including, for the avoidance of doubt, each share of Class A Common Stock resulting from the exchange of Exchangeable Units (as defined in the Exchange Agreement) for shares of Class A Common Stock in accordance with the Exchange Agreement and pursuant to the Merger Agreement, but other than the Owned Company Shares, the Rollover Shares and Appraisal Shares) that is issued and outstanding as of immediately prior to the Effective Time will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to the Per Share Price, after giving effect to any required withholding taxes; (iii) each share of Class B Common Stock issued and outstanding as of immediately prior to the Effective Time will be automatically cancelled and extinguished without conversion thereof or consideration paid in exchange, and the holders thereof shall cease to have any rights with respect thereto; (iv) the Owned Company Shares will automatically be cancelled and extinguished without any conversion thereof or consideration paid in exchange and (v) the Rollover Shares and Rollover Units will be transferred to BCPE Topco immediately prior to the Effective Time, pursuant to support and rollover agreements entered into in connection with the Merger Agreement.

Treatment of Equity Compensation Awards

At the Effective Time, each Vested Company RSU award outstanding immediately prior to the Effective Time will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time. As promptly as reasonably practicable, but in any event in no less than five business days after the Closing date, the holders of Vested Company RSUs will be paid by PowerSchool or the Surviving Corporation, through its payroll system, payroll provider or paying agent, all amounts required to be paid to such holders in respect of Vested Company RSUs that are cancelled and converted into a cash payment, less any required withholding.

At the Effective Time, each Unvested Company RSU award outstanding immediately prior to the Effective Time will automatically be cancelled and converted into a right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the Cash Replacement Company RSU Amount, which Cash Replacement Company RSU Amount will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent or the Surviving Corporation through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSU award for which the Cash Replacement Company RSU Amount was exchanged would have vested and been payable pursuant to their terms, and shall otherwise have the same terms and conditions as applied to the Unvested Company RSUs for which it was exchanged. The Surviving Corporation shall pay any portion of the Cash Replacement Company RSU Amount that vests to the applicable holder no later than 30 days following the date on which such portion vests.

At the Effective Time, each Company MSU award outstanding as of immediately prior to the Effective Time will automatically be cancelled and converted into a Replacement Company MSU Award, with the number of shares or units covered by such Replacement Company MSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company MSU as of immediately prior to the Effective Time (with the performance factor based on the Per Share Price) and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable affiliate thereof in good faith). The Replacement Company MSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent or the Surviving Corporation through the applicable vesting dates, vest and be settled at the same time as the Company MSUs for which such Replacement Company MSU Award was exchanged would have vested and been settled pursuant to their terms, and will otherwise have the same terms and conditions (including with respect to service-based vesting conditions but excluding any performance-based vesting conditions) as applied to the Company MSUs for which it was exchanged; however, upon settlement of such Replacement Company MSU Award, the holder thereof will be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation, or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes.

At the Effective Time, each Company PSUs award outstanding as of immediately prior to the Effective Time will automatically be cancelled and converted into a Replacement Company PSU Award, with the number of shares or units covered by such Replacement Company PSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company PSU as of immediately prior to the Effective Time (assuming target level of performance) and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable affiliate thereof in good faith). The Replacement Company PSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent or the Surviving Corporation through the applicable vesting dates and satisfaction of the applicable performance condition applicable to such Company PSUs, vest and be settled at the same time as the Company PSUs for which such Replacement Company PSU Award was exchanged would have vested and been settled pursuant to their terms, and will otherwise have the same terms and conditions (including with respect to service-based and performance-based vesting conditions) as applied to the Company PSUs for which it was exchanged; however, upon settlement of such Replacement Company PSU Award, the holder thereof will be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation, or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes.

Treatment of Units of PowerSchool Holdings, LLC

Prior to and conditioned upon the Closing, PowerSchool shall deliver written notice (as such notice may be updated from time to time) to Severin Topco as of the expected Change of Control (as defined in the Holdings LLC Agreement) and shall thereafter take all reasonable actions to effect a Change of Control Exchange (as defined in the holdings LLC Agreement) with respect to any Exchangeable Units (as defined in the Holdings LLC Agreement) (other than Rollover Units) held by Severin Topco (or any Person who has executed a joinder to the Exchange Agreement holding Exchangeable Units) as of immediately prior to the Change of Control Exchange, including each Exchangeable Unit that is a Participation Threshold Unit (as defined in the Holdings LLC Agreement) and the corresponding shares of Class B Common Stock in the manner specified in the Exchange Agreement on such Change of Control Exchange Date (As defined in the Exchange Agreement). The Change of Control Exchange shall be contingent upon, and effective as of immediately prior to, the Effective Time. Pursuant to the Holdings LLC Agreement, each share of Class B Common Stock surrendered in the Change of Control Exchange shall automatically be deemed cancelled without any action on the part of any person.

Prior to the Effective Time, the Company shall take, and shall cause Severin Topco to take, such action as is necessary to provide that any outstanding Participation Threshold Unit shall be fully vested (to the extent unvested) as of immediately prior to the Change of Control Exchange and thereafter shall automatically, and without any action on the part of Parent, Merger Sub, PowerSchool or the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) (x) the Per Share Price less (y) the applicable participation threshold with respect to such Participation Threshold Unit and (ii) the total number of shares of Class A Common Stock subject to such Participation Threshold Unit immediately following the Change of Control Exchange and immediately prior to the Effective Time.

Benefits of the Merger for the Unaffiliated Security Holders

The primary benefit of the Merger to the “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act, will be their right to receive the Per Share Price for each share of Class A Common Stock held by such stockholders as described above. This amount represents a significant premium over the market prices at which shares of Class A Common Stock traded prior to the announcement of the execution of the Merger Agreement, including the fact that the Merger consideration of $22.80 represented a premium of approximately 37% over the closing price of shares of Class A Common Stock as of the Unaffected Date. Additionally, such stockholders will avoid the risk after the Merger of any possible decrease in PowerSchool’s future earnings, growth or value. See “Recommendation of the Special Committee and the Board; Reasons for the Merger” beginning on page 45.

Detriments of the Merger to the Unaffiliated Security Holders

The primary detriment of the Merger to the “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act, is the lack of an interest of such stockholders in the potential future earnings, growth or value realized by PowerSchool after the Merger. In addition, the unaffiliated security holders will not benefit from any sale of PowerSchool or its assets to a third party in the future. Additionally, the receipt of cash in exchange for shares of Class A Common Stock pursuant to the Merger will generally be a taxable sale transaction for U.S. federal income tax purposes to stockholders who surrender their shares of Class A Common Stock in the Merger to the extent that such stockholders have any gain on their shares of Class A Common Stock.

Certain Effects of the Merger for the Purchaser Filing Parties

If the Merger is completed, all of the equity interests in PowerSchool will be beneficially owned, indirectly through Parent, by the Purchaser Filing Parties and their affiliates.

The benefits of the Merger to the Purchaser Filing Parties include the fact that, following the completion of the Merger, Parent will directly own 100% of the outstanding equity interests of the Surviving Corporation and will therefore have a corresponding 100% interest in the Surviving Corporation’s net book value and net earnings of $1,738.6 million as of June 30, 2024 and $(48.6) million for the six months ended June 30, 2024, respectively. The table below sets forth the beneficial ownership of Company Common Stock and resulting interests in PowerSchool’s net book value and net earnings of the Purchaser Filing Parties prior to and immediately after the Merger, based on PowerSchool’s net book value at June 30, 2024 and net earnings for the six months ended June 30, 2024, as if the Merger were completed on such date.

	Beneficial Ownership of PowerSchool Prior to the Merger(1)			Beneficial Ownership of PowerSchool after the Merger(2)
($ in thousands)	% Ownership	Net Book Value at June 30, 2024	Net Loss for the Six Months Ended June 30, 2024	% Ownership	Net Book Value at June 30, 2024(3)	Net Loss for the Six Months Ended June 30, 2024(4)
Parent	0%	—	—	100%	$1,738,619	$(48,552)
The Bain Entities	0%	—	—	51%	$886,696	$(24,762)
The Vista Entities	35.2%	$611,994	$(17,080)	24.5%	$425,962	$(11,895)
The Onex Entities	34.8%	$605,039	$(16,886)	24.5%	$425,962	$(11,895)

(1)	Based on 166,471,395 shares of Class A Common Stock and 37,654,059 shares of Class B Common Stock outstanding as of June 30, 2024.
(2)

The actual interests of the Purchaser Filing Parties following completion of the Merger will be based on the Principal Stockholders’ ownership of the Surviving Corporation as of the date of completion. In addition, the post-closing interest of the Bain Entities will be reduced to the extent the Bain Entities assign a portion of the equity financing commitment to other parties in accordance with the Equity Commitment Letter.

(3)	Based on total stockholders’ equity of $1,738.6 million as of June 30, 2024.
(4)	Based on net loss of $48.6 million for the six months ended June 30, 2024.

In addition, the Purchaser Filing Parties will benefit from the savings associated with PowerSchool no longer being required to file reports under or otherwise having to comply with provisions of the Exchange Act. Detriments of the Merger to the Purchaser Filing Parties include the lack of liquidity for PowerSchool’s equity following the Merger and the risk that PowerSchool will decrease in value following the Merger.

Certain Effects on the Company if the Merger is Not Completed

If the Merger is not completed for any reason, PowerSchool’s stockholders will not receive any payment for their Class A Common Stock in connection with the Merger. Instead, PowerSchool will remain an independent public company, and the Class A Common Stock will continue to be listed and traded on the NYSE, so long as PowerSchool continues to meet the applicable listing requirements. In addition, if the Merger is not completed, PowerSchool expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that PowerSchool’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. There is no assurance as to the effect of these risks and opportunities on the future value of your Class A Common Stock, including the risk that the market price of the

Class A Common Stock may decline to the extent that the current market price of the Class A Common Stock reflects a market assumption that the Merger will be completed.

Under certain circumstances, if the Merger is not completed, PowerSchool would be required to pay a termination fee, or Parent would be required to pay a termination fee. See “The Merger Agreement—Termination Fees and Expenses”.

Certain Company Financial Forecasts

PowerSchool does not generally publish its business plans and strategies or make external disclosures of its anticipated financial position or results of operations other than for providing, from time to time, estimates of certain expected financial results and operational metrics in its regular annual and quarterly earnings press releases and other investor materials.

PowerSchool is especially wary of making financial forecasts for extended earnings periods because of the unpredictability of the underlying assumptions and estimates and does not prepare ten-year forecasts in the ordinary course of business. However, in connection with its evaluation of the Merger, the Board and the Special Committee reviewed, among other things, certain forward-looking forecasts developed by PowerSchool’s management with respect to fiscal years 2024 through 2034.

The financial forecasts included in this information statement have been prepared by PowerSchool’s management and are subjective in many respects. The financial forecasts were not prepared with a view to public disclosure and are included in this information statement only because such information was made available to the Board, the Special Committee and their respective financial advisors, as described herein. The financial forecasts were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States, which we refer to herein as “GAAP,” the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, the financial forecasts do not take into account any circumstances or events occurring after the date they were prepared, including the Merger. The financial forecasts are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this information statement are cautioned not to place undue reliance on this information. Although this summary of the financial forecasts is presented with numerical specificity, the forecasts reflect numerous variables, assumptions and estimates as to future events made by PowerSchool’s management that PowerSchool’s management believed were reasonable at the time the financial forecasts were prepared, taking into account the relevant information available to management at the time. Because the financial forecasts cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The financial forecasts reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to PowerSchool’s business, all of which are difficult to predict and inherently uncertain, and many of which are beyond PowerSchool’s control. As a result, the financial forecasts may not be realized and actual results may be significantly higher or lower than projected. The financial forecasts are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments.

As such, the financial forecasts constitute forward-looking information and are subject to risks and uncertainties, including the various risks set forth in PowerSchool’s Annual Report on Form 10-K for the year ended December 31, 2023, PowerSchool’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, and the other reports filed by PowerSchool with the SEC, as well as the section entitled “Cautionary Statement Regarding Forward-Looking Statements” elsewhere in this information statement. Neither PowerSchool’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The inclusion of this information should not be regarded as an indication that the Board, the Special Committee, PowerSchool management, Goldman Sachs, Centerview, Bain, Bain’s representatives and affiliates or any other recipient of this information considered, or now considers, the financial forecasts to be predictive of actual future results.

Except to the extent required by applicable federal securities laws, PowerSchool does not intend, and expressly disclaims any responsibility, to update or otherwise revise the financial forecasts to reflect circumstances existing after the date when management prepared the financial forecasts or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the financial forecasts are shown to be in error.

The financial forecasts described below are included herein because they were made available to representatives of Goldman Sachs and Centerview by PowerSchool, and were approved by the Board and PowerSchool’s management for Goldman Sachs’ use in connection with Goldman Sachs’ financial analysis and opinion, as described in the sections of this information statement entitled “—Opinion of Goldman Sachs & Co. LLC” beginning on page 56, were made available to representatives of Centerview by PowerSchool, and were approved by the Special Committee for use in connection with Centerview’s financial analysis and Centerview’s Opinion, as described in the sections of this information statement entitled “—Opinion of Centerview Partners LLC” beginning on page 65 and “—Background of the Merger” beginning on page 21, and were made available to the Board in connection with its consideration of the Merger and other strategic alternatives available to PowerSchool and, with respect to the financial forecasts through fiscal year 2028, were made available to bidders, including Parent, in each case, as described in the section of this information statement entitled “—Background of the Merger” beginning on page 21 and “—Recommendation of the Special Committee and the Board; Reasons for the Merger” beginning on page 45.

The financial forecasts include the following assumptions and estimates:

•

total revenue annual growth rates ranging from 13% in 2024 to 5% in 2034, reflecting a focus on cross-selling additional products to PowerSchool’s existing customer base, stable customer retention rates, annual subscription price increases and expansion of PowerSchool’s presence outside of North America;

•

adjusted gross profit margins growing from 71% in 2024 to 74% in 2034, reflecting the assumption of continued efficiencies and scale with PowerSchool’s hosting costs and PowerSchool’s customer support organization, including increased use of PowerSchool’s offshore centers of excellence;

•

adjusted research and development expenses as a percentage of revenue ranging from 12% in 2024 to 10% in 2034, reflecting the assumption of continued scaling of PowerSchool’s product development organizations with increased use of PowerSchool’s offshore centers of excellence;

•

adjusted selling, general and administrative expenses as a percentage of revenue ranging from 23% in 2024 to 17% in 2034, reflecting the scaling of PowerSchool’s processes, systems and increased organizational capabilities across all functions;

•

adjusted EBITDA margins ranging from 35% in 2024 to 48% in 2034, reflecting PowerSchool’s expectations for margin expansion driven by (1) lower cost of revenue from process efficiencies, (2) operating expense economies of scale as PowerSchool grows revenue, and (3) increased utilization of PowerSchool’s offshore centers of excellence;

•	net working capital remaining a source of cash, ranging from $22 million in 2024 to $90 million in 2034;

•

capitalized research and development costs as a percentage of revenue ranging from 5% in 2024 to 3% in 2034, reflecting management’s assumption that many of PowerSchool’s new innovations will be coming to the market over the next several years; and

•	no anticipated acquisitions or divestitures.

The following table summarizes the financial forecasts:

	Management Projections
(Amounts in millions)	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
Total Revenue	$788	$874	$975	$1,093	$1,231	$1,392	$1,552	$1,707	$1,852	$1,977	$2,076
Adjusted EBITDA(1)	$277	$327	$378	$439	$513	$595	$677	$760	$849	$925	$986
Free Cash Flow(2)	$130	$252	$310	$380	$432	$497	$567	$635	$709	$773	$826
Unlevered Free Cash Flow(3)	$206	$313	$365	$428	$475	$540	$609	$677	$751	$814	$867

(1)

Adjusted EBITDA is a non-GAAP financial measure defined as net income (loss) adjusted for net interest expense, depreciation and amortization, provision for (benefit from) income tax, share-based compensation expense and the related employer payroll tax, management fees, restructuring expense, acquisition-related expense, and nonrecurring litigation expense.

(2)

Free Cash Flow is a non-GAAP financial measure defined as Adjusted EBITDA adjusted for the change in net working capital, less cash used for income taxes, interest on outstanding debt, purchases of property and equipment, and capitalized product development costs.

(3)	Unlevered Free Cash Flow is a non-GAAP financial measure defined as Unlevered Free Cash Flow as Free Cash Flow plus cash used for interest on outstanding debt.

Certain of the measures included in the financial forecasts may be considered non-GAAP financial measures, including Adjusted EBITDA, Free Cash Flow and Unlevered Free Cash Flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by PowerSchool may not be comparable to similarly titled amounts used by other companies. PowerSchool has not prepared, and the Board has not considered, a reconciliation of these non-GAAP financial measures to applicable GAAP financial measures.

Accounting Treatment

The Merger will be accounted for under the acquisition method of accounting for business combinations pursuant to the provisions of ASC 805, Business Combinations—Related Issues—Transactions Between Entities Under Common Control 5. Under the acquisition method of accounting, the estimated purchase price will be allocated to PowerSchool’s assets acquired and liabilities assumed based upon their estimated fair values, using the fair value concepts defined in ASC Topic 820, Fair Value Measurement, at the date of completion of the Merger. Any excess of merger consideration over the preliminary estimate of the fair value of identified assets acquired and liabilities assumed will be recognized as goodwill.

Financing

Certain investment funds advised by Bain have committed, pursuant to the Equity Commitment Letter, to invest in Parent, at or immediately prior to the Effective Time, the amounts set forth therein for the purpose of funding a portion of the transactions contemplated in the Equity Commitment Letter and the Merger Agreement, on the terms and subject to the conditions set forth in the Equity Commitment Letter. Such funds have also provided limited guarantees in favor of PowerSchool, pursuant to the Limited Guarantee, to guarantee, subject to certain limitations set forth in the Limited Guarantee, the payment of such guarantor’s Pro Rata Percentage (as defined in the Limited Guarantee) of the obligation of Parent to pay the Parent Termination Fee, certain indemnification obligations of Parent and Merger Sub and the reasonable out-of-pocket fees, cost and expenses incurred by PowerSchool in connection with any suit contemplated by, and solely to the extent reimbursable under, the Merger Agreement and the Limited Guarantee.

Additionally, in connection with entering into the Merger Agreement, Parent entered into the Debt Commitment Letter, with the debt commitment parties signatory to the Debt Commitment Letter (each, on behalf of, or together with, one or more of its affiliates and/or managed funds, collectively, the “Debt Commitment Parties”), pursuant to which the Debt Commitment Parties have, among other things, committed to provide debt financing (the “Debt Financing”) in connection with the Merger consisting of (1) a senior secured term loan facility in an aggregate principal amount of $2,375,000,000, (2) a senior secured delayed draw term loan facility in an aggregate principal commitment amount of $500,000,000, and (3) a senior secured revolving credit facility in an aggregate principal commitment amount of $300,000,000, in each case, on the terms and subject to the conditions set forth in the Debt Commitment Letter. The obligations of the Debt Commitment Parties to provide the Debt Financing under the Debt Commitment Letter are subject to satisfaction or waiver of a number of customary conditions, including the following:

•	execution and delivery of definitive loan documentation, including security documentation and other customary closing documents;

•

subject to customary limitations, the accuracy of certain representations and warranties made by PowerSchool with respect to PowerSchool in the Merger Agreement that are material to the Debt Commitment Parties, to the extent that breach of such representations and warranties would trigger a termination right on behalf of Parent or its affiliates of its obligations under the Merger Agreement;

•	the prior or substantially concurrent payment of all applicable fees and expenses;

•	that no “Company Material Adverse Effect” (as defined in the Merger Agreement) shall have occurred since the date of the Merger Agreement and be continuing;

•

prior or substantially concurrent consummation of the transactions contemplated by the Merger Agreement, with no material waiver, amendment or modification of the Merger Agreement in a manner material and adverse to the Debt Commitment Parties; and

•	prior or substantially concurrent contribution of equity as contemplated by the Equity Commitment Letter.

If (i) all of the conditions to the obligations of Parent and Merger Sub to consummate the Merger are satisfied or validly waived (other than those conditions that by their terms are to be satisfied at the Closing), (ii) Parent fails to consummate the Merger by the date on which Closing is required to occur pursuant to the Merger Agreement, and (iii) PowerSchool irrevocably confirms to Parent in writing following the date on which Closing is required to occur pursuant to the Merger Agreement that it stands ready, willing and able to consummate the Closing and that all of the Closing conditions have been satisfied or validly waived and (iv) Parent fails to consummate the Closing on or prior to the third business day following receipt of such irrevocable written confirmation, PowerSchool will have the right to terminate the Merger Agreement and Parent will be obligated to pay (within three business days) PowerSchool a fee of $269,300,000, as described under “The Merger Agreement—Termination Fees and Expenses” beginning on page 120.

From and after the closing of the Debt Financing until the end of the first full fiscal quarter ending after the closing of the Debt Financing, the loans advanced pursuant to the Debt Financing will bear interest at the forward-looking term Secured Overnight Financing Rate administered by the CME Benchmark Administration Limited (subject to a floor of 0.75%, “Adjusted Term SOFR”), for an interest period of 1, 3 or 6 months at the option of Parent or its applicable affiliate who is named as a “Borrower” under the credit facility, plus 4.75%, resulting in an effective interest rate at the closing of the Debt Financing of approximately 9.80718% (based on assumed Adjusted Term SOFR of 5.05718%, which is the quoted rate for a 3-month interest period as of August 28, 2024). From and after the end of the first full fiscal quarter ending after the closing of the Debt Financing, the stated interest rate for the loans advanced pursuant to the Debt Financing will be subject to one 25 basis point reduction determined based on the first lien leverage of the Parent and the other loan parties under the facility. Because the first lien leverage of Parent and the other loan parties under the facility, the interest period election of Parent or its applicable affiliate who is named as a “Borrower” under the credit facility and the applicable Adjusted Term SOFR rate at that time are not currently known, the effective interest rate cannot currently be determined for the life of the facility.

The obligations of Parent and the other loan parties under the Debt Financing credit facility are expected to be secured, subject to certain agreed exceptions, by (a) a perfected pledge of all of the capital stock of each direct or indirect wholly owned material restricted subsidiary of Parent, and (b) a perfected security interest in substantially all assets of Parent and its subsidiaries.

Interests of Our Directors and Executive Officers in the Merger

You should be aware that PowerSchool’s non-employee directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of PowerSchool’s stockholders generally. The Board and the Special Committee were aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below. For purposes of the discussion below, PowerSchool’s executive officers are Hardeep Gulati (Chief Executive Officer), Eric Shander (President and Chief Financial Officer), Shivani Stumpf (Chief Product and Innovation Officer), Devendra Singh (Chief Technology Officer), Anthony Kender (Chief Revenue Officer), Fred Studer (Chief Marketing Officer) and Michael C. Bisignano (Chief Legal Officer).

Treatment of PowerSchool Equity Awards in the Merger

Company RSUs

At the Effective Time, each award of Vested Company RSUs will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes), equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time. As promptly as reasonably practicable, but in any event in no less than five business days after the first regularly scheduled payroll date after the Closing date, the holders of Vested Company RSUs will be paid by PowerSchool or the Surviving Corporation, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect of Vested Company RSUs that are cancelled and converted into a cash payment, less any required withholding taxes.

At the Effective Time, each award of Unvested Company RSUs will automatically be cancelled and converted into a right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the Cash Replacement Company RSU Amount, which Cash Replacement Company RSU Amount will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSU for which the Cash Replacement Company RSU Amount was exchanged would have vested and been payable pursuant to their terms, and shall otherwise have the same terms and conditions as applied to the Unvested Company RSUs for which it was exchanged. The Surviving Corporation shall pay any portion of the Cash Replacement Company RSU Amount that vests to the applicable holder no later than 30 days following the date on which such portion vests.

Company MSUs

At the Effective Time, each award of Company MSUs will automatically be cancelled and converted into a Replacement Company MSU Award, with the number of shares or units covered by such Replacement Company MSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company MSU as of immediately prior to the Effective Time (with the performance factor based on the Per Share Price) and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable affiliate thereof in good faith). The Replacement Company MSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent through the applicable vesting dates, vest and be settled at the same time as the Company MSUs for which such Replacement Company MSU Award was exchanged would have vested and been settled pursuant to their terms, and will otherwise have the same terms and conditions (including with respect to service-based vesting conditions but excluding any performance-based vesting conditions) as applied to the Company MSUs for which it was exchanged; however, upon settlement of such Replacement Company MSU Award, the holder thereof will be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation, or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes.

Company PSUs

At the Effective Time, each award of Company PSUs will automatically be cancelled and converted into a Replacement Company PSU Award, with the number of shares or units covered by such Replacement Company PSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company PSU as of immediately prior to the Effective Time (assuming target level of performance) and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable affiliate thereof in good faith). The Replacement Company PSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent through the applicable vesting dates and satisfaction of the applicable performance condition applicable to such Company PSUs, vest and be settled at the same time as the Company PSUs for which such Replacement Company PSU Award was exchanged would have vested and been settled pursuant to their terms, and will otherwise have the same terms and conditions (including with respect to service-based and performance-based vesting conditions) as applied to the Company PSUs for which it was exchanged; however, upon settlement of such Replacement Company PSU Award, the holder thereof will be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation, or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes; however, upon settlement of such Replacement Company MSU Award, the holder thereof will be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation, or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes.

Severin Topco LLC Management Incentive Units

Historically, Severin Topco maintained an equity incentive program to provide certain employees, directors and other service providers of Severin Topco and its subsidiaries with an opportunity to participate in Severin Topco’s future income and appreciation through the grant of management incentive units (referred to as the “MIUs”). The MIUs represent non-voting limited liability company interests in Severin Topco that are intended to be treated as “profits interests” for U.S. federal income tax purposes. At the Effective Time, the Participation Threshold Units issued by Severin Holdings, LLC that underlie the MIUs will become fully vested (to the extent unvested) and such vested Participation Threshold Units will automatically be cancelled and converted into the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (i)(x) the Per Share Price less (y) the applicable participation threshold with respect to such award of Participation Threshold Units and (ii) the total number of shares of Class A Common Stock subject to such Participation Threshold Units immediately following the exchange of such Participation Threshold Units into shares of Class A Common Stock and immediately prior to the Effective Time.

Quantification of Payments and Benefits

For an estimate of the amounts that would be payable to each of PowerSchool’s named executive officers in respect of their MIUs that will vest in connection with the Merger and the amounts that would be payable in respect of their Company MSUs and Company PSUs if they were to incur a qualifying termination of employment following the Merger, see the section entitled “Quantification of Potential Payments and Benefits to PowerSchool’s Named Executive Officers in Connection with the Merger” below. The estimated amount that would be payable to the two executive officers who are not named executive officers in respect of their Company PSUs if the Merger were to occur on August 28, 2024 is $1,178,190.

PowerSchool Executive Officer Severance Arrangements

Each of our executive officers, except Ms. Stumpf, is eligible to receive severance benefits under an offer letter entered into with PowerSchool (referred to as an “Offer Letter”). Under each Offer Letter, if the executive officer’s employment is terminated by the Company without “cause” or by the executive officer with “good reason” (each, a “qualifying termination”), then the executive officer will be entitled to a severance payment equal to (i) a number of months of base salary (12 months in the case of Mr. Gulati and six months in the case of the other executive officers), and (ii) in the case of Messrs. Shander and Singh, in the sole discretion of the Board, a prorated annual bonus for the year of termination. The Severance Payments are payable in substantially equal installments commencing on the 60th day following termination of employment, subject to the executive officer’s execution and non-revocation of a general release of claims in favor of PowerSchool.

For an estimate of the amounts that would be payable to each of PowerSchool’s executive officers who are named executive officers assuming a qualifying termination immediately following the Merger, see the section entitled “Quantification of Potential Payments and Benefits to PowerSchool’s Named Executive Officers in Connection with the Merger” below. We estimate that the aggregate amount of severance payments that would be payable to PowerSchool’s two executive officers who are not named executive officers if the Merger were to be completed and they were to experience a qualifying termination on August 28, 2024 is $386,250.

Conversion of Company RSUs

Prior to the Effective Time, PowerSchool may solicit the holders of Company RSUs determined in collaboration with Parent, including our executive officers, to elect that the Unvested Company RSUs held by such holders as of immediately prior to the Effective Time will, as of the Effective Time, be cancelled and converted into a restricted stock unit award with respect to the common equity in Parent, the Surviving Corporation or one of its subsidiaries, or a direct or indirect parent entity of Parent, as determined by Parent (the “Replacement Company RSU Award”), with the number of shares or units covered by such Replacement Company RSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company RSU as of immediately prior to the Effective Time and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable affiliate thereof in good faith). The Replacement Company RSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent through the applicable vesting dates applicable to such Company RSUs, vest based on the satisfaction of both (1) the existing time-vesting schedule applicable to the Company RSUs for which such Replacement Company RSU Award was exchanged and (2) the occurrence of a “change in control” or “public offering” (each as defined and determined under the terms of an incentive plan to be adopted by a direct or indirect parent entity of Parent as of the Effective Time) of the Surviving Corporation within seven years following the Effective Time, and will be settled in cash, shares or units of the issuing entity, or a combination of both, as determined by the issuing entity in its discretion within 30 days following the date on which such Replacement Company RSU Award vests. Any such Replacement Company RSU Awards will otherwise have the same terms and conditions as applied to the Company RSUs for which they were exchanged. As of the date of this information statement, PowerSchool has not made any such solicitation, nor have any of the executive officers agreed to convert the Unvested Company RSU into a Replacement Company RSU Award.

280G Mitigation Actions

PowerSchool may, following Parent’s prior approval (which approval will not be unreasonably withheld, conditioned, or delayed) take certain actions to mitigate the amount of potential “excess parachute payments” for “disqualified individuals” (each as defined in Section 280G of the Code). As of the date of this information statement, PowerSchool has not yet approved any specific actions to mitigate any impact of Section 280G of the Code on PowerSchool or any disqualified individuals. No executive officer is entitled to receive gross-ups or tax reimbursements from PowerSchool with respect to any potential excise taxes under Section 4999 of the Code.

Arrangements with Parent

As of the date of this information statement, none of our executive officers has had any discussions or negotiations, or entered into any agreement, with Parent or any of its affiliates regarding the potential terms of their individual employment arrangements or the right to purchase or participate in the equity of Parent or one or more of its affiliates following the consummation of the Merger. Prior to or following the closing of the Merger, however, certain executive officers may have discussions, or may enter into agreements with, Parent or its affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates.

Tax Receivable Agreement

Certain of our directors are affiliated with our Principal Stockholders; each of Judy Cotte, Laurence Goldberg and Zach Levitt are affiliated with Onex, and each of Betty Hung, Gwen Reinke and Maneet Saroya are affiliated with Vista. Additionally, each of Hardeep Gulati, Eric Shander, Shivani Stumpf, Devendra Singh, Anthony Kender, Fred Studer and Michael C. Bisignano hold limited liability company interests in Severin Topco. Certain entities affiliated with Onex and Vista, as well as Severin Topco, are TRA Holders (as defined in the Tax Receivable Agreement (as defined in “The Merger Agreement—TRA Amendment” on page 110)) and therefore would be entitled to future payments under the Tax Receivable Agreement if not terminated. As a result of the TRA Amendment, the Tax Receivable Agreement will terminate upon the Effective Time. For a discussion of the TRA Amendment, please see “The Merger Agreement—TRA Amendment” on page 110 and Annex F.

Support and Rollover Agreements

As described elsewhere in this information statement, concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to PowerSchool’s and Parent’s willingness to enter into this Agreement, investment funds affiliated with Vista and Onex have entered into a Support and Rollover Agreement with PowerSchool, Parent and Parent’s affiliates, with respect to certain obligations of such stockholders relating to the Merger Agreement, including, an agreement to contribute, directly or indirectly, the Rollover Shares and Rollover Units (as defined therein), as applicable, held by them to Parent (or any direct or indirect parent company thereof) as specified in the applicable Support and Rollover Agreement. For a discussion of the Support and Rollover Agreements, please see “The Merger Agreement—Support and Rollover Agreements” on page 110, Annex D and Annex E.

Indemnification; Directors’ and Officers’ Insurance

Pursuant to the terms of the Merger Agreement, directors and officers of PowerSchool will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this information statement entitled “The Merger Agreement—Indemnification and Insurance.”

Quantification of Potential Payments and Benefits to PowerSchool’s Named Executive Officers in Connection with the Merger

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation of each of PowerSchool’s named executive officers that is based on or otherwise relates to the Merger and that will or may become payable to PowerSchool’s named executive officers at the consummation of the Merger or upon a qualifying termination of employment that occurs within 12 months following the consummation of the Merger, assuming (i) the Closing had occurred on August 28, 2024, (ii) each of the named executive officers experiences a qualifying termination on such date, (iii) the named executive officers’ respective base salaries and target annual bonuses remain unchanged from those that were in effect as of the date of this filing, (iv) the Company RSUs, Company MSUs, Company PSUs, and MIUs, as applicable, held by the named executive officers that are outstanding as of the date hereof do not otherwise vest prior to the completion of the Merger, (v) for purposes of determining the value of the Company RSUs, Company MSUs, Company PSUs, and MIUs, the value of a share of Company Common Stock is equal to $22.80, (vi) no named executive officer receives any additional equity grants prior to completion of the Merger, and (vii) each named executive officer has properly executed any required releases and complied with all requirements necessary to receive the payments and benefits described below. Some of the assumptions used in the table below are based upon estimates of information not currently available and, as a result, the actual amounts to be received by any of the individuals below may materially differ from the amounts set forth below.

The payments described in the table below would be made pursuant to the arrangements described above in the section entitled “Interests of Our Directors and Executive Officers in the Merger.”

Named Executive Officer	Cash(1)	Equity(2)	Total
Hardeep Gulati (Chief Executive Officer)	$500,000	$43,296,692	$43,796,692
Eric Shander (President & Chief Financial Officer)	$609,658	$8,047,322	$8,656,980
Devendra Singh (Chief Technology Officer)	$379,308	$3,084,041	$3,463,349
Shivani Stumpf (Chief Product & Innovation Officer)	$43,269	$959,994	$1,003,263
Michael Bisignano (Chief Legal Officer)	$175,000	$654,542	$829,542

(1)

Amounts shown reflect the severance payments provided under each named executive officer’s Offer Letters (except Ms. Stumpf) as described above in the section entitled “—PowerSchool Executive Officer Severance Arrangements.” Ms. Stumpf is not eligible to receive any severance payments under her Offer Letter, but she is eligible to a lump sum severance payment under PowerSchool’s global severance policy, subject to her execution and non-revocation of a general release of claims in favor of PowerSchool. The amounts included in this column are not considered to be either “single-trigger” or “double-trigger” payments, as they will be payable in the event of a qualifying termination of employment at any time. Such amounts consist of (i) an amount equal to six months of the named executive officer’s annual base salary (12 months in the case of Mr. Gulati and 6 weeks in the case of Ms. Stumpf), and (ii) in the case of Messrs. Shander and Singh, a prorated portion of the annual bonus, based on the portion of the year the named executive officer was employed prior to the date of termination of employment, assuming for this purpose that the actual annual bonus that may be earned by Messrs. Shander and Singh in respect of the 2024 fiscal year is equal to each of their target annual bonus opportunity of $585,000 and $276,500, respectively.

Named Executive Officer	Severance Payment	Prorated Annual Bonus Payment	Total
Hardeep Gulati (Chief Executive Officer)	$500,000	—	$500,000
Eric Shander (President & Chief Financial Officer)	$225,000	$384,658	$609,658
Devendra Singh (Chief Technology Officer)	$197,500	$181,808	$379,308
Shivani Stumpf (Chief Product & Innovation Officer)	$43,269	—	$43,269
Michael Bisignano (Chief Legal Officer)	$175,000	—	$175,000

(2)

Amounts shown reflect the sum of the potential value that each named executive officer could receive in connection with accelerated vesting and settlement of Company PSUs for each named executive officer, assuming target performance, Company MSUs for Messrs. Gulati and Shander, assuming actual performance based on the Merger Consideration, and MIUs for Messrs. Gulati, Shander and Singh, in each case, as more fully described under “—Treatment of PowerSchool Equity Awards in the Merger.” The amounts received by the named executive officers could differ from the amounts shown above.

The amounts in this column attributable to Company MSUs and Company PSUs are considered to be “double-trigger,” which means that both a “change of control” of PowerSchool, such as the Merger, and a qualifying termination of the holder’s employment must occur within 12 months following the consummation of the Merger for the vesting of any such Company MSUs or Company PSUs to be accelerated. Upon such a qualifying termination, the award agreements governing the Company MSUs and Company PSUs provide that the performance factor attributable to the Company MSUs and Company PSUs will be the greater of (i) target performance, or 100%, and (ii) the actual performance achieved at the time of the Merger, which would be based on the Per Share Price for the Company MSUs and based on cumulative adjusted EBITDA and cumulative revenue for the Company PSUs. The estimated amount of each such payment is set forth in the table below.

The amounts in this column attributable to MIUs are considered to be “single-trigger,” which means that any such awards that remain outstanding immediately prior to the Effective Time will automatically vest in full and become payable at the Effective Time.

	Company MSUs (Double Trigger)	Company PSUs (Double Trigger)	MIUs (Single Trigger)	Total ($)
Named Executive Officer
Hardeep Gulati	$18,128,845	$4,799,992	$20,367,855	$43,296,692
Eric Shander	$3,771,889	$1,679,995	$2,595,438	$8,047,322
Devendra Singh	—	$1,047,272	$2,036,769	$3,084,041
Shivani Stumpf	—	$959,994	—	$959,994
Michael Bisignano	—	$654,542	—	$654,542

Fees and Expenses

The estimated fees and expenses incurred or expected to be incurred by PowerSchool in connection with the Merger are as follows:

Description	Amount
Financial advisory fees and expenses	$78,500,000.00
Legal fees and expenses	$21,315,000.00
Accounting and tax advisory fees	$855,100.00
SEC filing fees	$591,423.27
Financial printer fees	$275,000.00
Total	$101,536,523.27

Except as expressly set forth in the Merger Agreement, all fees and expenses incurred in connection with the Merger Agreement and the Merger will be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

Delisting and Deregistration of Class A Common Stock

If the Merger is completed, our Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of our Class A Common Stock.

Transaction Litigation

Lawsuits arising out of the Merger may be filed in the future. In addition, PowerSchool has received stockholder demand letters relating to books and records requests pursuant to DGCL Section 220 or the disclosure in this information statement. No assurances can be made as to the outcome of such lawsuits, demands or other actions.

Material United States Federal Income Tax Consequences of the Merger

The following is a summary of the material United States federal income tax consequences of the Merger generally applicable to holders of Class A Common Stock who exchange their shares of Class A Common Stock for cash pursuant to the Merger. The summary is based on the Code, applicable United States Treasury Regulations issued thereunder, judicial authority and administrative rulings and pronouncements, all of which are subject to change, possibly with retroactive effect. The discussion applies only to holders whose shares of Class A Common Stock are held as capital assets (generally, property held for investment), and does not address the tax consequences that may be relevant to holders of Class A Common Stock that are subject to special tax rules, such as insurance companies, United States expatriates, controlled foreign corporations, passive foreign investment companies, holders subject to the alternative minimum tax, tax-exempt organizations, broker-dealers, banks, financial institutions, regulated investment companies, real estate investment trusts, cooperatives, traders in securities that elect to mark to market, United States Holders whose functional currency is not the United States dollar, holders who hold Class A Common Stock through pass-through entities for United States federal income tax purposes or as part of a hedge, straddle or conversion transaction, holders deemed to sell Class A Common Stock under the constructive sale provisions of the Code, holders who exercise appraisal rights, or holders who acquired Class A Common Stock pursuant to the exercise of employee stock options or otherwise as compensation. This summary does not address (i) any aspect of state, local or non-U.S. taxation, and does not address any United States federal taxation other than income taxation, (ii) any tax consequences to holders of the Rollover Shares or any interests in PowerSchool other than Class A Common Stock, including Class B Common Stock, Options, RSUs, MSUs or PSUs, or (iii) any tax consequences of any other transaction occurring in connection with the Merger.

For purposes of this information statement, a “United States Holder” means a beneficial owner of Class A Common Stock that is (as determined for U.S. federal income tax purposes):

•	a citizen or individual resident of the United States;

•

a corporation (or any entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States or any state thereof (including the District of Columbia);

•	an estate, the income of which is subject to United States federal income tax regardless of its source; or

•

a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a United States person.

The term “Non-United States Holder” refers to any beneficial owner of Company Common Stock, other than a partnership or other entity or arrangement treated as a partnership for United States federal income tax purposes, that is not a United States Holder.

If a partnership or other any entity or arrangement treated as a partnership for United States federal income tax purposes is a holder of Class A Common Stock, the United States federal income tax treatment of a partner in that partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of a holder of Class A Common Stock should consult their own tax advisors as to the particular United States federal income tax consequences of the Merger to them.

The United States federal income tax consequences set forth below are included for general informational purposes only and are based upon current law as of the date hereof. Because individual circumstances may differ, each holder of Class A Common Stock should consult such holder’s own tax advisor to determine the applicability of the rules discussed below to such holder and the particular tax effects of the Merger, including the application and effect of United States federal, state, local and non-United States tax laws.

United States Holders. The receipt of the Merger consideration by a United States Holder in exchange for shares of Class A Common Stock pursuant to the Merger will be a taxable transaction for United States federal income tax purposes (and also may be a taxable transaction under applicable state, local, non-United States and other income tax laws). In general, for United States federal income tax purposes, a United States Holder who receives the Merger consideration will recognize gain or loss in an amount equal to the difference between (x) the amount of cash the United States Holder receives (determined before deduction of any applicable withholding taxes) and (y) such United States Holder’s adjusted tax basis of the surrendered shares of Class A Common Stock. A United States Holder’s adjusted tax basis generally will equal the price the United States Holder paid for such shares, and if applicable, will have been reduced by return of capital distributions. Gain or loss will be calculated separately for each block of Class A Common Stock (generally shares acquired at the same cost in a single transaction) converted in the Merger. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if Class A Common Stock has been held for more than one year as of the Effective Time. Long-term capital gains of non-corporate United States Holders may be eligible for reduced rates of taxation. The deductibility of capital losses is limited.

Non-United States Holders. Subject to the discussion below regarding backup withholding, a Non-United States Holder that receives cash for shares of Class A Common Stock pursuant to the Merger generally will not be subject to United States federal income tax on any gain realized on the disposition, unless (i) such holder is an individual who is present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a trade or business in the United States by the Non-United States Holder (and, in the case of certain income tax treaties, is attributable to a permanent establishment or fixed base within the United States) or (iii) such holder owned, directly or under certain constructive ownership rules of the Code, more than 5% of Class A Common Stock at any time during the five-year period preceding the Merger, and PowerSchool is or has been a “United States real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period preceding the Merger or the period that the Non-United States Holder held Class A Common Stock. PowerSchool believes it is not and has not been a “United States real property holding corporation” for United States federal income tax purposes at any time during the five-year period preceding the Merger.

If you are a Non-United States Holder who is an individual and has been present in the United States for 183 or more days during the taxable year of the Merger and certain other conditions are satisfied, you will be subject to tax at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty) on any gain realized, which generally may be offset by certain United States source capital losses.

If you are a Non-United States Holder and your gain is effectively connected with a United States trade or business (and, in the case of certain income tax treaties, is attributable to a permanent establishment or fixed base within the United States), you will be subject to United States federal income tax on any gain realized on a net basis in the same manner as United States Holders. Non-United States Holders that are corporations may also be subject to a branch profits tax on their effectively connected income at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty), subject to adjustments.

Information Reporting and Backup Withholding. Cash consideration received by a United States Holder or a Non-United States Holder in the Merger may be subject to information reporting and backup withholding. To avoid backup withholding, a United States Holder that does not otherwise establish an exemption should complete and return to the applicable paying agent an IRS Form W-9, certifying that such United States Holder is a United States person, that the taxpayer identification number provided is correct and that such United States Holder is not subject to backup withholding. A Non-United States Holder generally may establish an exemption from backup withholding by certifying its status as a non-United States person under penalties of perjury on an IRS Form W-8BEN or other applicable IRS Form W-8. Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder’s federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Holders should consult their tax advisors regarding the application of United States federal income tax laws and non-United States tax laws, including information reporting and backup withholding, to their particular situations.

Regulatory Approvals

Under the Merger Agreement, we and the other parties to the Merger Agreement have agreed to use our respective reasonable best efforts to complete the transactions contemplated by the Merger Agreement, including to obtain all necessary governmental approvals as promptly as practicable. In addition, each of PowerSchool and Parent has agreed to (i) cooperate and coordinate (and cause its respective affiliates to cooperate and coordinate) with each other in the making of specified regulatory filings; (ii) supply each other (or cause each other to be supplied) with any information that may be required in order to make such filings; (iii) supply (or cause to be supplied) any additional information that may be required or requested by the FTC, the Department of Justice or the governmental authorities of any other applicable jurisdiction in which any such filing is made; and (iv) use reasonable best efforts to take (and to cause its respective affiliates to take) all actions necessary, proper or advisable to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws applicable to the Merger Agreement or the Merger; and (2) obtain all clearances, consents, approvals, waivers, actions, non-actions and other authorizations pursuant to any antitrust laws applicable to the Merger Agreement or the Merger, in each case as promptly as reasonably practicable.

If and to the extent necessary to obtain the necessary governmental approvals and to avoid or eliminate each and every impediment under any antitrust laws applicable to the Merger as promptly as reasonably practicable, each of Parent and Merger Sub have agreed to use their reasonable best efforts to avoid or eliminate any impediment and to obtain all clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations under the HSR Act and any other antitrust laws, including (i) the sale, divestiture, transfer, license, disposition, or hold separate (through the establishment of a trust or otherwise), of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of Parent, Merger Sub, PowerSchool and its subsidiaries; (ii) the termination, modification, or assignment of existing relationships, joint ventures, contracts, or obligations of Parent, Merger Sub, PowerSchool and its subsidiaries; (iii) the modification of any course of conduct regarding future operations of Parent, Merger Sub, PowerSchool and its subsidiaries; and (iv) any other restrictions on the activities of Parent, Merger Sub, PowerSchool and its subsidiaries, including the freedom of action of Parent, Merger Sub PowerSchool and its subsidiaries with respect to, or their ability to retain, one or more of their respective operations, divisions, businesses, product lines, customers, assets or rights or interests, or their freedom of action with respect to the assets, properties, or businesses to be acquired pursuant to the Merger Agreement, in each case, so as to allow the consummation of the Merger as soon as reasonably practicable; provided, that Parent, Merger Sub, PowerSchool and its subsidiaries shall not be required to take any action if it would reasonably be expected to be material to the business, results of operations or financial condition of PowerSchool and its subsidiaries, taken as a whole.

Under the HSR Act and related rules, certain transactions, including the Merger, may not be completed until notifications have been given and information furnished to the Antitrust Division and the FTC and all statutory waiting period requirements have been satisfied by the applicable agencies. On June 21, 2024, both PowerSchool and Parent filed their respective notification and report forms under the HSR Act, which triggered the start of the HSR Act waiting period. The waiting period under the HSR Act expired at 11:59 p.m. EST on July 22, 2024.

At any time before or after the Effective Time of the Merger, the Antitrust Division or the FTC could take action under the antitrust laws, including seeking to prevent the Merger, to rescind the Merger or to conditionally approve the Merger upon the divestiture of assets of PowerSchool or Parent or subject to regulatory conditions or other remedies. In addition, United States state attorneys general could take action under the antitrust laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the completion of the Merger or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under the antitrust laws under some circumstances. There can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This information statement, and the documents to which we refer you in this information statement, contain “forward-looking statements” including, without limitation, statements regarding forecasts and projections as described in “Special Factors—Certain Company Financial Forecasts” beginning on page 83. All statements other than statements of historical fact included in this information statement are forward-looking statements, and they are subject to risks and uncertainties. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements we make relating to our estimated costs, expenditures, cash flows, growth rates and financial results, our plans and objectives for future operations, growth or initiatives, strategies or the expected outcome or impact of pending or threatened litigation are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including:

•	uncertainties associated with the proposed Merger;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

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the inability to complete the proposed Merger due to the failure to satisfy conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed Merger;

•	risks related to disruption of management’s attention from our ongoing business operations due to the proposed Merger;

•	the effect of the announcement of the proposed Merger on our relationships with our customers, operating results and business generally;

•	the risk that the proposed Merger will not be consummated in a timely manner or at all;

•	the costs of the proposed Merger if the proposed Merger is not consummated;

•	restrictions imposed on our business during the pendency of the proposed Merger;

•	potential litigation instituted against us or our directors challenging the proposed Merger;

•	our ability to recruit, retain and develop key employees and management personnel, including in light of the proposed Merger;

•	our history of cumulative losses and expectation that we will not be profitable for the foreseeable future;

•	risks associated with failing to continue our recent growth rates;

•	the competitiveness of the market in which we operate;

•	risks and uncertainties associated with potential acquisitions and divestitures;

•	our ability to retain, hire and integrate skilled personnel including our senior management team;

•	our ability to develop, introduce and market new and enhanced versions of our solutions to meet customer needs and expectations;

•	our use of artificial intelligence and our management thereof;

•	the impact of adverse general and industry-specific economic and market conditions;

•	risks related to the unavailability of additional U.S. federal government stimulus packages focused on educational initiatives following the COVID-19 pandemic;

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the impact of inflation, rising interest rates, and global conflicts, including disruptions in European economies as a result of the war in Ukraine; the Israel-Hamas war, the relationship between China and Taiwan, and ongoing trade disputes between the United States and China;

•	risks to our revenue from changes in the spending policies or budget priorities for government funding of K-12 schools;

•	risks related to the procurement process and budget decisions by government entities;

•	our ability to correctly estimate market opportunity and forecast market growth;

•	our ability to successfully develop new solutions or materially enhance current solutions through our research and development efforts;

•	risks caused by delays in upturns or downturns being reflected in our financial position and results of operations;

•	the length and variability of our sales cycles;

•	risks related to negotiating leverage and the demands of our large customers;

•	our ability to change our pricing models, if necessary to compete successfully;

•	our ability to acquire new accounts and successfully retain existing accounts;

•	our ability to maintain, enhance and protect our brand;

•	the impact of any catastrophic events;

•	the seasonality of our sales and customer growth;

•	the effects of interruptions or delays in services provided by our data centers or other third parties;

•	risks associated with lawsuits by third parties for alleged infringement, misappropriation or other violation of their intellectual property and proprietary rights;

•	our ability to obtain, maintain, protect and enforce intellectual property protection for our current and future solutions;

•	the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions;

•	the risks associated with indemnity provisions in some of our agreements;

•	the risks related to our use of open source software in certain of our solutions;

•	the impact of interruptions or performance problems associated with our technology or infrastructure;

•	the impact of real or perceived errors, failures or bugs in our solutions;

•	risks related to incorrect or improper use of our solutions or our failure to properly train customers on how to utilize our solutions;

•	our ability to offer high-quality support;

•	our ability to predict and respond to rapidly evolving technological trends and our customers’ changing needs;

•	the fact that our activities are and will continue to be subject to extensive government regulation;

•	our ability to comply with privacy laws and regulations;

•	risks related to changes in tax laws;

•	the impact of export and import control laws and regulations;

•	risks relating to non-compliance with anti-corruption, anti-bribery and similar laws;

•	risks related to future litigation;

•	changes in privacy laws and regulations applicable to our business;

•	our ability to comply with legal requirements, contractual obligations and industry standards relating to security, data protection and privacy;

•	risks to our reputation and of liability from a failure to comply with a variety of complex procurement rules and regulation;

•	our reliance on third-party software and intellectual property licenses;

•	our ability to develop and maintain proper and effective internal control over financial reporting;

•	the impact of variation in our quarterly operating results on the trading price of our stock; and

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other risks detailed in our filings with the SEC, including “Item 1A. Risk Factors” in our Annual Report on Form 10-K for our fiscal year ended December 31, 2023 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2024 and June 30, 2024. See “Where You Can Find More Information” beginning on page 145.

We believe that the assumptions on which our forward-looking statements are based are reasonable. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this information statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this information statement or the date of any document incorporated by reference in this document. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

THE PARTIES TO THE MERGER AGREEMENT

PowerSchool

PowerSchool Holdings Inc.

150 Parkshore Drive

Folsom, California 95630

Phone: (877) 873-1550

PowerSchool provides a comprehensive suite of solutions that includes the mission-critical system of record used by state Departments of Education, districts and schools, who leverage our solutions to deliver insights and analytics to improve education outcomes. As of June 30, 2024, PowerSchool serves more than 18,000 customers, including over 90 of the 100 largest districts by student enrollment in the United States, over 30 state-, province-, and territory-wide contracts in North America, and sells solutions in over 90 countries globally. PowerSchool’s platform is embedded in school workflows and is used by educators, students, administrators, and parents on a daily basis. For more information, visit www.powerschool.com. The information contained on, or accessible through, PowerSchool’s website is not part of this information statement. Additional information regarding PowerSchool is contained in our filings with the SEC, copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information” beginning on page 145. PowerSchool’s principal executive offices are located at 150 Parkshore Drive, Folsom, California 95630, and its telephone number is (877) 873-1550.

The Class A Common Stock is listed with, and trades on, the NYSE under the symbol “PWSC”.

Parent

BCPE Polymath Buyer, Inc.

c/o Bain Capital Private Equity, LP

200 Clarendon Street

Boston, MA 02116

Phone: (617) 516-2000

Parent is a Delaware corporation that was formed solely for the purpose of entering into the Merger Agreement, consummating the Merger and engaging in the transactions contemplated by the Merger Agreement. Parent is wholly owned by BCPE Polymath Intermediate, LLC, a Delaware limited liability company and is an affiliate of investment funds advised by Bain. After the Closing, Parent will be the parent company of PowerSchool. Parent’s principal executive offices are located at c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, MA 02116 and its telephone number is (617) 516-2000.

Merger Sub

BCPE Polymath Merger Sub, Inc.

c/o Bain Capital Private Equity, LP

200 Clarendon Street

Boston, MA 02116

Phone: (617) 516-2000

Merger Sub was formed by Parent solely for the purpose of entering into the Merger Agreement, consummating the Merger and engaging in the transactions contemplated by the Merger Agreement with PowerSchool. Merger Sub is a wholly owned subsidiary of Parent and has not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the Merger, Merger Sub will cease to exist. Merger Sub’s principal executive offices are located at c/o Bain Capital Private Equity, LP, 200 Clarendon Street, Boston, MA 02116 and its telephone number is (617) 516-2000.

THE MERGER AGREEMENT

This section describes the material terms and conditions of the Merger Agreement. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this information statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with factual information about PowerSchool. Such information can be found elsewhere in this information statement and in the public filings PowerSchool makes with the SEC, which may be obtained by following the instructions set forth in the section entitled, “Where You Can Find More Information,” beginning on page 145.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about PowerSchool, Parent, Merger Sub or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in PowerSchool’s public disclosures, as well as additional nonpublic information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to you. You should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of PowerSchool, Parent, Merger Sub or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in PowerSchool’s public disclosures.

Form of Merger

Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, on the Closing date, Merger Sub will be merged with and into PowerSchool, whereupon the separate corporate existence of Merger Sub will cease, and PowerSchool will continue as the Surviving Corporation and a wholly-owned subsidiary of Parent.

Consummation and Effectiveness of the Merger

The Merger will become effective at such time as the certificate of merger has been duly filed with the Secretary of State of the State of Delaware, or at such other time as Parent, Merger Sub and PowerSchool agree and specify in the certificate of merger. The Closing will take place at 9:00 a.m., New York City time, on a date to be specified and agreed by Parent, Merger Sub and PowerSchool, which date will be no later than the third business day after the satisfaction or waiver (to the extent permitted by the Merger Agreement) of all conditions to the consummation of the Merger set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted by the Merger Agreement) of such conditions), unless another time or date is agreed to in writing by Parent, Merger Sub and PowerSchool (with the prior written consent of the Special Committee). Notwithstanding the foregoing, Parent, Merger Sub and PowerSchool have agreed that, unless otherwise agreed to in writing by Parent, the Closing shall not take place prior to September 30, 2024.

Consideration to be Received in the Merger

Subject to the terms and conditions of the Merger Agreement, at the time of the filing acceptance for record by the Secretary of State of the State of Delaware of the certificate of merger, (i) each issued and outstanding share of common stock, par value $0.001 per share of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will be automatically converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, (ii) each share of Class A Common Stock that is issued and outstanding as of immediately prior to the Effective Time(including, for the avoidance of doubt, each share of Class A Common Stock resulting from the exchange of Exchangeable Units (as defined in the Exchange Agreement) for shares of Class A Common Stock in accordance with the Exchange Agreement and pursuant to the Merger Agreement, but other than the Owned Company Shares, the Rollover Shares and Appraisal Shares) will be automatically cancelled, extinguished and converted into the right to receive the Per Share Price; (iii) each share of Class B Common Stock issued and outstanding as of immediately prior to the Effective Time will be automatically cancelled and shall cease to exist and no payment shall be made with respect thereto, and the holders thereof shall cease to have any rights with respect thereto; and (iv) each share of Class A Common Stock and Class B Common Stock that is (A) held by the Company as treasury stock or (B) owned by Parent or any of its affiliates or subsidiaries (including Merger Sub), in each case as of immediately prior to the Effective Time, will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

At the Effective Time, each Vested Company RSU will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time.

At the Effective Time, each Unvested Company RSU will automatically be cancelled and converted into a right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time (the “Cash Replacement Company RSU Amount”), which Cash Replacement Company RSU Amount will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent or the Surviving Corporation through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSU for which the Cash Replacement Company RSU Amount was exchanged would have vested and been payable pursuant to its terms, and shall otherwise have the same terms and conditions (including with respect to vesting) as applied to the Unvested Company RSU for which it was exchanged. The Surviving Corporation shall pay any portion of the Cash Replacement Company RSU Amount that vests to the applicable holder no later than 30 days following the date on which such portion vests, but in no event later than March 15 of the year following the year in which such portion vests.

At the Effective Time, each Company MSUs outstanding as of immediately prior to the Effective Time will automatically be cancelled and converted into a Replacement Company MSU Award, with the number of shares or units covered by such Replacement Company MSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company MSU as of immediately prior to the Effective Time (with the performance factor based on the Per Share Price) and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable affiliate thereof in good faith). The Replacement Company MSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent or the Surviving Corporation through the applicable vesting dates, vest and be settled at the same time as the Company MSUs for which such Replacement Company MSU Award was exchanged would have vested and been settled pursuant to its terms, and shall otherwise have the same terms and conditions (including with respect to service-based vesting conditions but excluding any performance-based vesting conditions) as applied to the Company MSU for which it was exchanged; provided, however, that upon settlement of such Replacement

Company MSU Award, the holder thereof shall be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation, or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes.

At the Effective Time, each Company PSU outstanding as of immediately prior to the Effective Time will automatically be cancelled and converted into a Replacement Company PSU Award, with the number of shares or units covered by such Replacement Company PSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company PSU as of immediately prior to the Effective Time (assuming target level of performance) and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable affiliate thereof in good faith). The Replacement Company PSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or a direct or indirect subsidiary or parent entity of Parent or the Surviving Corporation through the applicable vesting dates and satisfaction of the applicable performance condition applicable to such Company PSUs, vest and be settled at the same time as the Company PSUs for which such Replacement Company PSU Award was exchanged would have vested and been settled pursuant to its terms, and shall otherwise have the same terms and conditions (including with respect to service-based and performance-based vesting conditions) as applied to the Company PSU for which it was exchanged; provided, however, that upon settlement of such Replacement Company PSU Award, the holder thereof shall be permitted, in lieu of paying any taxes that are required to be withheld from such holder, to require Parent, the Surviving Corporation, or its subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding taxes.

Change of Control Exchange

Prior to and conditioned upon the Closing, PowerSchool shall deliver written notice (as such notice may be updated from time to time) to Severin Topco of the expected Change of Control (as defined in the Holdings LLC Agreement) and shall thereafter take all reasonable actions to effect a Change of Control Exchange (as defined in the Holdings LLC Agreement) with respect to any Exchangeable Units (as defined in the Holdings LLC Agreement) (other than Rollover Units) held by Severin Topco (or any Person who has executed a joinder to the Exchange Agreement holding Exchangeable Units) as of immediately prior to the Change of Control Exchange, including each Exchangeable Unit that is a Participation Threshold Unit (as defined in the Holdings LLC Agreement) and the corresponding shares of Class B Common Stock in the manner specified in the Exchange Agreement on such Change of Control Exchange Date (as defined in the Exchange Agreement) The Change of Control Exchange shall be contingent upon, and effective as of immediately prior to, the Effective Time. Pursuant to the Holdings LLC Agreement, each share of Class B Common Stock surrendered in the Change of Control Exchange shall automatically be deemed cancelled without any action on the part of any person.

Prior to the Effective Time, the Company shall take, and shall cause Severin Topco to take, such action as is necessary to provide that any outstanding Participation Threshold Unit shall be fully vested (to the extent unvested) as of immediately prior to the Change of Control Exchange and thereafter shall automatically, and without any action on the part of Parent, Merger Sub, PowerSchool or the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) (x) the Per Share Price less (y) the applicable Participation Threshold with respect to such Participation Threshold Unit and (ii) the total number of shares of Class A Common Stock subject to such Participation Threshold Unit immediately following the Change of Control Exchange and immediately prior to the Effective Time.

Appraisal Shares

If required by the DGCL, any share of Class A Common Stock that is issued and outstanding immediately prior to the Effective Time (other than the Owned Company Shares) and that is held by a holder of such share of

Class A Common Stock who has not consented to the adoption of the Merger Agreement in writing and who has properly exercised appraisal rights with respect thereto in accordance with, and who has complied with, Section 262 of the DGCL (collectively, the “Dissenting Company Shares”) will not be converted into the right to receive the Per Share Price, but instead, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, will be cancelled and retired and will cease to exist and will represent the right to receive payment of the fair value of such Dissenting Company Shares in accordance with the provisions of Section 262 unless and until any such holder fails to perfect or effectively withdraws or loses their rights to appraisal and payment under the DGCL. However, if any such holder fails to perfect or effectively withdraws or loses the right to appraisal under Section 262 or a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262, then the right of such holder to receive those rights under and to be paid such consideration as is determined pursuant to Section 262, will cease and such Dissenting Company Shares will have the rights and obligations provided in Section 262. PowerSchool will provide notice to Parent of any demands received by PowerSchool for appraisal of any shares of Class A Common Stock, and Parent will have the opportunity to participate in all negotiations and proceedings with respect to such demands. Prior to the Effective Time, except with the prior written consent of Parent, PowerSchool will not make any payment with respect to, or settle or offer to settle, or otherwise negotiate any such demands, or agree to do any of the foregoing. Parent will not, except with the prior written consent of PowerSchool (which shall include the prior written consent of the Special Committee), require PowerSchool to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands requiring PowerSchool to make any such payment prior to the Closing.

Procedures for Receiving Merger Consideration

Prior to the Effective Time, Parent will select a nationally recognized bank or trust company reasonably acceptable to PowerSchool to act as the payment agent for the payment of the aggregate consideration to which holders of shares of Class A Common Stock are entitled pursuant to the Merger Agreement and at or prior to the Effective Time, Parent will deposit or cause to be deposited with the payment agent an amount in cash necessary to pay for the shares of Class A Common Stock converted into the right to receive the payment of the aggregate consideration to which holders of shares of Class A Common Stock are entitled pursuant to the Merger Agreement.

Promptly (and in any event no later than five business days) after the Effective Time, Parent and the Surviving Corporation will cause the payment agent to mail to each holder of record of one or more certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock (the “Certificates”) (i) a letter of transmittal (which will be in customary form) and which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of the Certificates to the payment agent and (ii) instructions for effecting the surrender of the Certificates in exchange for the Per Share Price payable with respect to the shares of Class A Common Stock formerly represented by the Certificates. Upon surrender of Certificates for cancellation to the payment agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (x) the aggregate number of shares of Class A Common Stock represented by such Certificates by (y) the Per Share Price, and the Certificates so surrendered will be cancelled. With respect to record holders of uncertificated shares of Class A Common Stock (“Uncertificated Shares”) (other than Owned Company Shares and Dissenting Company Shares, as applicable), upon the payment agent’s receipt of an “agent’s message” (or such other evidence as the payment agent may reasonably request), the holder of such Uncertificated Shares will be entitled to receive in exchange an amount in cash equal to the product obtained by multiplying (1) the aggregate number of shares of Class A Common Stock represented by such holder’s transferred uncertificated shares by (2) the Per Share Price, and the transferred Uncertificated Shares will be cancelled. No dividends or other distributions with respect to capital stock of the Surviving Corporation with a date on or after the Effective Time will be paid to the holder of any unsurrendered Certificates or Uncertificated Shares.

At or prior to the Closing, Parent will deposit (or cause to be deposited) with PowerSchool, by wire transfer of immediately available funds, the aggregate Vested Company RSU consideration owed to all holders of Vested Company RSUs. As promptly as reasonably practicable, but in any event in no less than five business days following the first regularly scheduled payroll date after the Closing date, the holders of Vested Company RSUs will be paid by PowerSchool or the Surviving Corporation, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect of Vested Company RSUs that are cancelled and converted into a cash payment, less any required withholdings.

Each of the Surviving Corporation, Merger Sub, Parent and the payment agent will be entitled to deduct and withhold from any cash amounts otherwise payable to any person pursuant to the Merger Agreement such amounts as may be required to be deducted and withheld under applicable law with respect to taxes. Any amounts so deducted or withheld and paid over to the appropriate taxing authority will be treated for all purposes as having been paid to the person in respect of which such deduction or withholding was made.

Certificate of Incorporation; Bylaws

At the Effective Time and by virtue of the Merger, (a) the certificate of incorporation of PowerSchool will be amended and restated in its entirety to be read as set forth in the applicable exhibit attached to the Merger Agreement, and (b) the bylaws of the Surviving Corporation will be amended and restated in their entirety to be identical to the bylaws of Merger Sub, except that all references to Merger Sub shall be automatically amended and become references to the Surviving Corporation.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of Parent, Merger Sub and PowerSchool, including representations and warranties relating to, among other things:

•	organization, good standing and similar company matters;

•	due authorization, execution, delivery and enforceability of the Merger Agreement;

•	absence of conflicts with the parties’ governing documents, applicable laws and contracts; and

•	other than Goldman Sachs and Centerview, absence of brokers’, finders’ and investment bankers’ fees or commissions.

In addition, the Merger Agreement contains the following customary representations and warranties of PowerSchool relating to, among other things:

•	the receipt of a fairness opinion from each of Goldman Sachs and Centerview and approval by the Special Committee;

•	inapplicability of certain takeover laws;

•	antitrust matters and other governmental approvals;

•	the Company Stockholder Approval;

•	non-contravention;

•	capitalization and indebtedness;

•	ownership of PowerSchool’s subsidiaries;

•	documents filed with the SEC, compliance with applicable SEC filing requirements and accuracy of information contained in such documents;

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compliance of financial statements with applicable accounting requirements and SEC rules and regulations and preparation in accordance with the United States generally accepted accounting principles (“GAAP”), and the absence of certain undisclosed liabilities;

•	disclosure controls and procedures;

•	accounting and auditing practices;

•	no undisclosed liabilities;

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PowerSchool and each of its subsidiaries has conducted its business in the ordinary course consistent with past practice since December 31, 2023 and since this date there has not been any change, event, development or effect that has had or would reasonably be expected to have, individually or in the aggregate, a PowerSchool Material Adverse Effect (as defined below);

•	material contracts and government contracts;

•	real property;

•	environmental matters;

•	ownership and use of intellectual property;

•	data privacy matters;

•	filing of tax returns, payment of taxes and other tax matters;

•	employee benefits matters;

•	labor matters;

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compliance with laws, including compliance with laws related to anti-corruption, anti-money laundering and trade compliance, in each case except as would not be reasonably expected to have a PowerSchool Material Adverse Effect;

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absence of pending or, to the knowledge of PowerSchool, threatened legal proceedings that would prevent, materially delay or materially impair the ability of PowerSchool to consummate the transactions contemplated by the Merger Agreement;

•	insurance;

•	related party transactions;

•	government contracts;

•	lobbying practices; and

•	no “TID U.S. business” as defined in 31 C.F.R. § 800.248.

The Merger Agreement also contains the following customary representations and warranties of Parent and Merger Sub:

•	execution, validity and sufficiency of the equity commitment letters, debt commitment letters to provide funds to consummate the Merger;

•	full force and effect of the limited guarantee guaranteeing certain obligations of Parent and Merger Sub contained in the Merger Agreement;

•	execution and delivery of the Support and Rollover Agreements;

•	the operations of Parent and Merger Sub;

•	that neither Parent nor Merger Sub is a foreign person;

•	capitalization of Parent and Merger Sub;

•	no Parent vote or approval requirement;

•	Parent’s lack of ownership of Class A Common Stock and Class B Common Stock; and

•	absence of pending or, to the knowledge of Parent or any of its affiliates, threatened legal proceedings that would, individually or in the aggregate, have a Parent Material Adverse Effect.

Certain of the representations and warranties in the Merger Agreement are qualified as to “materiality,” “PowerSchool Material Adverse Effect” or words of similar import. The Merger Agreement provides that a PowerSchool Material Adverse Effect means any change, event, effect, development or occurrence that, individually or in the aggregate, has or would be reasonably expected to have, a material adverse effect on (x) the business, financial condition or results of operations of PowerSchool and its subsidiaries, taken as a whole or (y) the ability of PowerSchool to consummate the transactions contemplated by the Merger Agreement, excluding, solely with resect to clause (x), any changes, events, effects, developments or occurrences arising out of, relating to or resulting from:

•	any general economic conditions, or conditions in the global, international or regional economy generally, including changes in inflation, supply chain disruptions, and labor shortages;

•

any conditions in the equity, credit, debt, financial, currency or capital markets, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

•

changes in conditions that generally affect the industries in which PowerSchool and its subsidiaries conduct business or in any specific jurisdiction or geographical area in which PowerSchool or any of its subsidiaries conducts business;

•

any political or geopolitical conditions, outbreak of hostilities, armed conflicts, acts of war (whether or not declared), rebellion, insurrection, sabotage, terrorism (including cyberterrorism not specifically targeted at PowerSchool or its subsidiaries or disproportionately impacting PowerSchool or its subsidiaries) or military actions, including any escalation or worsening of the foregoing or any threats thereof, in each case, in the United States or any other country or region in the world;

•

earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, nuclear incidents, foreign or domestic social protest or social unrest (whether or not violent) or other natural or man-made disasters, weather conditions, power outages or electrical black-outs, and other force majeure events, including any escalation or worsening of, or any law or sanction, mandate, directive, pronouncement, guidelines or recommendations issued by a governmental authority in response to, any of the foregoing, in each case, in the United States or any other country or region in the world in which PowerSchool or its subsidiaries operate;

•

the negotiation, execution, delivery or performance of the Merger Agreement or the announcement of the Merger Agreement or the pendency of the Merger, including the impact thereof on the relationships, contractual or otherwise, of PowerSchool and its subsidiaries with customers, suppliers, vendors, resellers, lenders, lessors, business or joint venture partners, employees (including any employee attrition), regulators, governmental authorities or any other third person;

•

the compliance by any party with the terms of the Merger Agreement, including any action required to be taken or required to be refrained from being taken pursuant to with the express terms of the Merger Agreement;

•	any action taken or refrained from being taken, in each case to which Parent has expressly approved or consented in writing to following the date of the Merger Agreement;

•

any changes or proposed changes in GAAP or other accounting standards or in any applicable laws, including the adoption, implementation, repeal or modification of any applicable law, regulation or policy (or the enforcement or interpretation thereof) by any governmental authority, or any panel or advisory body empowered or appointed thereby;

•	any epidemics, pandemics (including COVID-19), plagues, other outbreaks of illness or public health events (including quarantine restrictions mandated or recommended by any governmental authority in response to any of the foregoing), including any escalation or worsening of any of the foregoing, in each case, in the United States or any other country or region in the world;

•	any measures in connection with or in response to COVID-19;

•	any anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions in the United States or any other country or region in the world;

•

any changes in the price or trading volume of Class A Common Stock or to PowerSchool’s credit ratings, in each case, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a PowerSchool Material Adverse Effect has occurred to the extent not otherwise excluded hereunder);

•

any failure by PowerSchool and its subsidiaries to meet (A) any internal or public estimates of PowerSchool’s revenue, earnings or other financial performance or results of operations for any period ending after the date of the Merger Agreement; or (B) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure described in (A) or (B) may be taken into consideration when determining whether a PowerSchool Material Adverse Effect has occurred to the extent not otherwise excluded hereunder);

•

the availability or cost of equity, debt or other financing to Parent or Merger Sub (it being understood that the underlying cause of any such availability or cost may be taken into consideration when determining whether a PowerSchool Material Adverse Effect has occurred to the extent not otherwise excluded hereunder); and

•	any transaction litigation or any demand or legal proceeding for appraisal of the fair value of any shares of Class A Common Stock pursuant to the DGCL in connection herewith;

except in the case of the first five bullets and bullets nine through eleven above, to the extent that such changes, events, effects, developments or occurrences have had a disproportionate adverse effect on PowerSchool and its subsidiaries, taken as a whole, as compared with other participants in the industries in which PowerSchool and its subsidiaries conduct business, the incremental disproportionate adverse impact may be taken into account in determining whether there has been a PowerSchool Material Adverse Effect.

Conduct of Business by PowerSchool Prior to Consummation of the Merger

Except (A) as expressly contemplated or required by the Merger Agreement, (B) for certain matters set forth on the confidential disclosure schedules, (C) as required by applicable law, (D) any measures promulgated by any governmental authority in connection with or in response to COVID-19, subject to PowerSchool using good faith efforts to provide prior notice to, and reasonably consult with, Parent, or (E) as approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed and shall be deemed not provided if Parent provides no written response within seven business days after a written request by PowerSchool for such consent), during the period from the date of the Merger Agreement to the earlier of the termination of the Merger Agreement by its terms and the Effective Time, PowerSchool will and will cause each of its subsidiaries to, use commercially reasonable efforts to (i) conduct its business in all material respects in the ordinary course of business, (ii) preserve intact in all material respects its assets, properties and material contracts, and (iii) preserve intact in all material respects its significant commercial relationships with third parties.

In addition, without limiting the generality of the foregoing, except for matters set forth on the confidential disclosure schedules or as otherwise expressly contemplated or required by the Merger Agreement or required by applicable law (including any measures in connection with or in response to COVID-19), from the date of the Merger Agreement to the earlier of the termination of the Merger Agreement and the Effective Time,

PowerSchool shall not, and shall not permit any of its subsidiaries to do, any of the following without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned):

•	amend or repeal the organizational documents of PowerSchool, or any of its subsidiaries (other than immaterial changes);

•	propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, conversion, division, restructuring, recapitalization or other reorganization;

•

issue, sell, deliver or agree or commit to issue, sell or deliver any PowerSchool securities, except upon the vesting or settlement of, Company RSUs, Company MSUs or Company PSUs, in each case, outstanding on June 6, 2024, in accordance with their terms as in effect on June 6, 2024;

•

except for transactions solely among PowerSchool and its wholly owned subsidiaries or solely among the wholly owned subsidiaries of PowerSchool, adjust, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its PowerSchool securities, other than (i) the withholding of shares of Company Common Stock to satisfy tax obligations incurred in connection with the vesting and settlement of Company RSUs, Company MSUs or Company PSUs and (ii) the acquisition by PowerSchool of Company RSUs, Company MSUs or Company PSUs, in connection with the forfeiture of such awards, in each case in accordance with their terms as in effect on June 6, 2024;

•

(i) declare, set aside or pay any dividend or other distribution including, for the avoidance of doubt, any distributions in accordance with the Amended and Restated Limited Liability Company Agreement of PowerSchool Holdings LLC (in each case, whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, except for dividends or other distributions made by any direct or indirect subsidiary of PowerSchool to PowerSchool or one of its other subsidiaries, (ii) modify the terms of any shares of capital stock or other equity or voting interest or (iii) pledge or encumber any shares of its capital stock or other equity or voting interest;

•

incur, assume, settle, prepay (other than in the ordinary course of business), endorse, guarantee, or otherwise become liable for any indebtedness for borrowed money, except (i) revolving borrowings in the ordinary course of business for working capital purposes under PowerSchool’s credit facilities as in effect on the date of the Merger Agreement in a manner consistent with past practices, (ii) guarantees or credit support provided by PowerSchool or any of its subsidiaries of the obligations of PowerSchool or any of its subsidiaries to the extent such indebtedness is in existence on the date of the Merger Agreement or incurred in compliance with the Merger Agreement, (iii) performance bonds and surety bonds entered into in the ordinary course of business, and (iv) any indebtedness among PowerSchool and its wholly owned subsidiaries or among PowerSchool’s wholly owned subsidiaries;

•	grant, or permit to exist, any material lien (other than as otherwise permitted by the Merger Agreement) on any assets or properties of PowerSchool and its subsidiaries;

•

(i) enter into, adopt, amend, modify (including accelerating the vesting), or terminate any material employee plan (or any plan, program, policy or agreement that would be a material employee plan if in effect on the date of the Merger Agreement) or accelerate any compensation or benefits of any current or former director, officer, employee, non-employee service provider or individual independent contractor; or (ii) increase or change the benefits or compensation payable or paid, whether conditionally or otherwise, of or to any current or former director, officer, employee, or individual independent contractor (other than any increase in annual base salary or annual wage rate and commensurate increases in target annual bonus opportunities adopted in the ordinary course of business in respect of any non-officer employee or individual service provider whose annual base salary or annual wage rate does not exceed $250,000 after giving effect to such increase), or pay or commit to pay any retention, stay, transaction or similar bonus or compensation to any such director, officer, employee, non-employee service provider or individual independent contractor, except, in the case of each of clauses (i) or (ii), as applicable (A) to the extent required by applicable law or pursuant to any employee plan in effect on the date of the Merger Agreement and set forth on the confidential disclosure schedules; (B) in conjunction with annual renewal or plan design changes for broad-based health and welfare employee plans that are made in the ordinary course of business and do not result in material additional cost to PowerSchool; or (C) at-will offer letters (or, for jurisdictions outside of the United States, employment agreements that provide for employment periods or rights no greater than required by applicable law) entered into with new hires in the ordinary course of business and whose annual base salary or annual wage rate is less than $250,000; provided that any such offer letter or employment agreement does not provide for severance payments (unless otherwise required by law with respect to an employee located outside of the United States), notice periods in excess of 30 days (unless otherwise required by law with respect to an employee located outside of the United States), equity grants or any retention bonuses;

•	hire or engage, or terminate (other than for cause) any employee or individual independent contractor with an annual base compensation in excess of $250,000;

•

negotiate, enter into, amend or extend any collective bargaining agreement or similar contract with a union or recognize or certify any union as the bargaining representative for any employees of PowerSchool or any of its subsidiaries;

•

implement any layoffs affecting, place on unpaid leave or furlough, or materially reduce the hours or weekly pay of, fifty (50) or more employees, or take any other action that would require notice under the federal Worker Adjustment and Retraining Notification Act or any similar foreign, state or local law;

•

settle, release, waive or compromise any pending or threatened legal proceeding for an amount in excess of $2,000,000 individually or $5,000,000 in the aggregate other than (i) any settlement where the amount paid or to be paid by PowerSchool or any of its subsidiaries is covered by insurance coverage maintained by PowerSchool or any of its subsidiaries and (ii) settlements of any legal proceedings for an amount not in excess of the amount, if any, reflected or reserved in the balance sheet (or the notes thereto) of PowerSchool;

•

materially change PowerSchool’s or its subsidiaries’ methods, principles or practices of financial accounting or annual accounting period, except as required by GAAP, Regulation S-X of the Exchange Act (or any interpretation thereof), or by any governmental authority or applicable law;

•

other than where such action is required by law, (A) change or revoke any material tax election; (B) change any annual tax accounting period or material method of tax accounting, (C) amend any material tax return, (D) settle or compromise any material claim related to taxes for an amount materially in excess of amounts reserved, (E) enter into any material closing agreement with respect to taxes, or (F) surrender any right to claim a material tax refund for an amount materially in excess of amounts reserved;

•

incur or commit to incur any capital expenditures other than (i) as set forth in the confidential disclosure schedules; or (ii) expenditures that do not exceed $1,000,000 individually or $5,000,000 in the aggregate;

•

sell, assign, transfer, lease, license, encumber, abandon or permit to lapse any registered intellectual property of PowerSchool or other material intellectual property, other than as otherwise permitted by the Merger Agreement or expirations of registered intellectual property at the end of the applicable statutory term;

•

enter into, or in any material respect, modify, amend or waive any rights under, or terminate (other than any material contract that has expired in accordance with its terms) any material contract except, in each case, in the ordinary course of business or as otherwise provided by the Merger Agreement;

•

acquire any division, assets, properties, businesses or equity securities in (or otherwise make an investment in) any person (including by merger, consolidation or acquisition of stock or assets), other than (i) in or from any subsidiary of PowerSchool, (ii) assets in the ordinary course of business or (iii) that do not exceed $10,000,000 in the aggregate;

•

(i) sell, lease, transfer, abandon, exclusively license, assign or otherwise dispose of any real property, in each case other than in the ordinary course of business; or (ii) acquire any real property or interests therein (whether by purchase, lease or otherwise);

•

sell, assign, transfer, or otherwise dispose of, any of PowerSchool’s or its subsidiaries’ material assets, other than intellectual property and other than such sales, assignments, transfers or other dispositions that (i) are in the ordinary course of business or (ii) do not have a purchase price that exceeds $10,000,000 in the aggregate;

•

make any loans, advances or capital contributions to any other person, except for (i) extensions of credit to customers in the ordinary course of business; (ii) advances to directors, officers and other employees for travel and other business-related expenses, in each case in the ordinary course of business and in compliance in all material respects with PowerSchool and its subsidiaries’ policies related thereto; (iii) loans, advances or capital contributions to any direct or indirect wholly-owned subsidiaries of PowerSchool; and (iv) if not otherwise covered by clauses (i), (ii) or (iii), in amounts less than $250,000 in the aggregate outstanding at any given time;

•	amend, cancel, fail to renew, or renew for less coverage, any insurance policies of PowerSchool or its subsidiaries that are set forth in the confidential disclosure schedules;

•

amend the terms of that certain Tax Receivable Agreement, dated as of July 27, 2021, by and among PowerSchool, PowerSchool Holdings, LLC and the other parties identified therein (the “Tax Receivable Agreement”), except as set forth in the TRA Amendment;

•

engage in any transaction with, or enter into any agreement, arrangement or understanding with, any affiliate of PowerSchool or other person covered by Item 404 of Regulation S-K of the Exchange Act promulgated by the SEC that would be required to be disclosed pursuant to Item 404 (other than transactions entered into the ordinary course of business consistent with past practice on arms-length terms with portfolio companies affiliated with the principal stockholders of PowerSchool); or

•	agree, resolve or commit to take any of the foregoing actions.

Support and Rollover Agreements

Concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to PowerSchool’s and Parent’s willingness to enter into this Agreement, investment funds affiliated with Vista Equity Partners and Onex Partners Manager LP have entered into support and rollover agreements (each, a “Support and Rollover Agreement”) with PowerSchool, Parent and Parent’s affiliates, each of which is attached to this information statement as Annex D and Annex E, respectively, dated as of the date of the Merger Agreement, with respect to certain obligations of such stockholders relating to the Merger Agreement, including, an agreement to contribute, directly or indirectly, the Rollover Shares and Rollover Units (as defined therein), as applicable, held by them to Parent (or any direct or indirect parent company thereof) as specified in the applicable Support and Rollover Agreement (the “Rollover”).

TRA Amendment

Concurrently with the execution and delivery of the Merger Agreement, PowerSchool and the TRA Holders (as defined in the Tax Receivable Agreement) party thereto, entered into the TRA Amendment, pursuant to which the parties agreed, among other things, to (i) amend PowerSchool’s existing Tax Receivable Agreement, such that the Tax Receivable Agreement will automatically terminate upon the Effective Time and (ii) the TRA Holders agreed to waive certain Tax Benefit Payments (as defined in the TRA Amendment) pursuant to the Tax Receivable Agreement, including all amounts that would have otherwise become payable to the TRA Holders in connection with the consummation of the Merger. From and after the Effective Time, no Early Termination Payment or Tax Benefit Payment (each as defined in the TRA Amendment) will be made to any TRA Holder pursuant to the Tax Receivable Agreement.

Regulatory Filings; Efforts

Each party to the Merger Agreement will use its reasonable best efforts to (and will cause their respective subsidiaries to, if applicable) (i) take (or cause to be taken) all actions; (ii) do (or cause to be done) all things; and (iii) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective, as promptly as reasonably practicable, the Merger and the other transactions contemplated by the Merger Agreement, including by (A) causing the conditions to the Merger of the other party precedent to Closing to be satisfied (but not waived) and (B) (I) obtaining all consents, waivers, approvals, orders and authorizations from governmental authorities; and (II) making all registrations, declarations and filings with governmental authorities, in each case that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement.

Each party will, (i) within ten business days of entering into the Merger Agreement file with the FTC and the Antitrust Division of the Department of Justice (the “DOJ”) a Notification and Report Form relating to the transactions contemplated by the Merger Agreement as required by the HSR Act (provided, that in the event there are changes to the HSR Notification and Report Form that take effect after the date of the Merger Agreement, the Parties shall mutually agree on an appropriate filing deadline for making such filings, which may exceed ten business days); and (ii) within 15 business days of entering into the Merger Agreement (unless a longer period is otherwise agreed to in writing by the parties), make any filing with any governmental authority as required by applicable antitrust laws in connection with the Merger. In relation to this, each party will make (or cause to be made), as promptly as reasonably practicable and after consultation with the other parties, an appropriate response to a request for any additional information or documentary material from any governmental entity with respect to the Merger pursuant to the HR Act or any other antitrust laws applicable to the Merger.

If and to the extent necessary to obtain the necessary governmental approvals and to avoid or eliminate each and every impediment under any antitrust laws applicable to the Merger as promptly as reasonably practicable, Parent and Merger Sub shall use their reasonable best efforts to avoid or eliminate any impediment and to obtain all clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations under the HSR Act and any other antitrust laws, including (i) the sale, divestiture, transfer, license, disposition, or hold separate, of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of Parent, Merger Sub, PowerSchool and its subsidiaries; (ii) the termination, modification, or assignment of existing relationships, joint ventures, contracts, or obligations of Parent, Merger Sub, PowerSchool and its subsidiaries; (iii) the modification of any course of conduct regarding future operations of Parent, Merger Sub, PowerSchool and its subsidiaries; and (iv) any other restrictions on the activities of Parent, Merger Sub, PowerSchool and its subsidiaries, including the freedom of action of Parent, Merger Sub PowerSchool and its subsidiaries with respect to, or their ability to retain, one or more of their respective operations, divisions, businesses, product lines, customers, assets or rights or interests, or their freedom of action with respect to the assets, properties, or businesses to be acquired pursuant to the Merger Agreement, in each case, so as to allow the consummation of the Merger as soon as reasonably practicable. Parent shall oppose any request for, the entry of, and seek to have vacated or terminated, any order, judgment, decree, injunction or ruling of any governmental authority that could restrain, prevent or delay any required consents, clearances, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations applicable to the Merger, including by defending through litigation, any action asserted by any person in any court or before any governmental authority and by exhausting all avenues of appeal, including appealing properly any adverse decision or order by any governmental authority.

Notwithstanding the foregoing, nothing in the Merger Agreement shall require Parent, Merger Sub, PowerSchool or any of its subsidiaries to (A) enter into any agreement or consent decree with the DOJ, FTC or any other governmental authority or take, or agree to take, any other action, in each case, that is not conditioned on the Closing, or (B) take any action if such action would (x) reasonably be expected to be material to the business, results of operations or financial condition of PowerSchool and its subsidiaries, taken as a whole, or

(y) otherwise involve any assets, properties, operations or businesses other than those of Parent, Merger Sub, PowerSchool and its subsidiaries. Further, PowerSchool and its subsidiaries shall not take any action referred to in this paragraph without the prior written consent of Parent and Merger Sub.

Company Stockholder Approval

Per the terms of the Merger Agreement, the written consent constituting the Company Stockholder Approval was delivered to PowerSchool shortly after the execution of the Merger Agreement on June 7, 2024. PowerSchool provided a copy of such written consent constituting the Company Stockholder Approval to Parent on June 7, 2024, shortly after its receipt of such written consent.

No Solicitation or Negotiation

The Merger Agreement provides that PowerSchool and its subsidiaries will not, and will cause their respective directors and officers not to, and will instruct and use reasonable best efforts to cause each of their representatives not to, directly or indirectly, during the period beginning at the time of the execution of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement pursuant to its terms or the Effective Time (the “Interim Period”):

•

solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or could reasonably be expected to lead to an Acquisition Proposal;

•

furnish to any person (other than Parent, Merger Sub or their designees) any non-public information relating to PowerSchool or its subsidiaries or afford to any person access to the business, properties, assets, books, records or personnel of PowerSchool or any of its subsidiaries with the intent to be reasonably expected to induce the making, submission or announcement of, or to knowingly encourage or knowingly facilitate an Acquisition Proposal;

•

participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal in each case, other than informing such person of the existence of certain provisions and contacting the person making the Acquisition Proposal solely in order to clarify the terms or conditions of the Acquisition Proposal in connection with determining whether the Acquisition Proposal constitutes a Superior Proposal (as defined the Merger Agreement);

•	approve, endorse or recommend an Acquisition Proposal; or

•

enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or any other agreement or arrangement relating to an Acquisition Proposal (including any “clean team” or similar arrangement, but other than certain acceptable confidentiality agreements).

During the Interim Period, PowerSchool will be required to enforce, and will not be permitted to waive, terminate or modify, any provision of any standstill or similar provision that prohibits or purports to prohibit a proposal being made to the Board (or the Special Committee) unless the Board (acting under the direction of the Special Committee) determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law.

The Company was required to promptly request that each person (other than Parent, Merger Sub and their representatives) with whom discussions or negotiations have been terminated, return or destroy all confidential information furnished by or on behalf of the Company or any of its subsidiaries or representatives and to promptly terminate access to all data rooms furnished in connection therewith.

The Merger Agreement provides that the term “Acquisition Proposal” means any bona fide written offer or proposal (other than an offer or proposal by Parent or Merger Sub) to engage in an Acquisition Transaction.

Furthermore, the term “Acquisition Transaction” means any transaction or series of related transactions (other than the Merger) involving:

•

any direct or indirect purchase or other acquisition (including by any exclusive license) by any person or group of more than 20% of the consolidated assets (including equity securities of the subsidiaries of PowerSchool), net revenue or net income of PowerSchool and its subsidiaries taken as a whole (based on the fair market value thereof);

•

any direct or indirect purchase or other acquisition by any person or group, whether from PowerSchool or any other person, of more than 20% of the outstanding Class A Common Stock, including pursuant to a tender offer or exchange offer by any person or group that, if consummated in accordance with its terms, would result in such third party beneficially owning more than 20% of Class A Common Stock outstanding after giving effect to the consummation of such tender or exchange offer;

•

any direct or indirect merger, consolidation, business combination, joint venture, partnership, recapitalization, reorganization, liquidation, dissolution or other transaction involving PowerSchool or any of its subsidiaries pursuant to which any person or group (other than the Principal Stockholders, provided that such Principal Stockholders shall continue to maintain substantially the same relative ownership interest in PowerSchool and its subsidiaries before and after such Acquisition Transaction), would hold, directly or indirectly, more than 20% of the equity interests of the surviving or resulting entity of such transaction after giving effect to the consummation of such transaction; or

•	any combination of the foregoing.

For the avoidance of doubt, the Merger and the other transactions contemplated by the Merger Agreement will not be deemed an Acquisition Proposal.

Continuing Employee Matters

The Merger Agreement provides that, for the period from the Effective Time through the first anniversary of the Effective Time (or, if shorter, the applicable Continuing Employee’s period of employment), each employee of PowerSchool or its subsidiaries immediately prior to the Effective Time who remains in the employment of Parent or one of its subsidiaries (including the Surviving Corporation) (each, a “Continuing Employee”) will receive (i) a base salary or base wage rate, as applicable, and incentive opportunities (subject to certain exclusions) that are, in each case, no less than those in effect for such Continuing Employee immediately prior to the Effective Time, (ii) severance benefits that are no less favorable than those applicable to such Continuing Employee immediately before the Effective Time, as set forth in the confidential disclosure schedules and (iii) broad-based employee benefits (but excluding severance, retention, change-in-control compensation, equity, equity-based or cash incentive compensation, deferred compensation defined benefit pension, and retiree medical benefits) at levels that are substantially comparable in the aggregate to those in effect for (or available to) such Continuing Employee under the PowerSchool employee plans as of the Effective Time.

With respect to each benefit or compensation plans, programs or policies made available to any Continuing Employee at or after the Effective Time (such plans, the “New Plan”), the Surviving Corporation and its subsidiaries will (and Parent will, and will cause the Surviving Corporation and its subsidiaries to) cause the Surviving Corporation and its subsidiaries to cause to be granted to such Continuing Employee credit for all service with PowerSchool and its subsidiaries prior to the Effective Time for purposes of eligibility to participate in, vesting of and entitlement to benefits where the length of service is relevant to the same extent that such credit was provided under corresponding employee plans prior to the Effective Time (including for purposes of vacation accrual and severance entitlement or termination pay); however, such service need not be recognized to the extent that it would result in duplication of coverage or benefits for the same period of service. In addition, the Surviving Corporation and its subsidiaries will use commercially reasonable efforts to cause (i) each Continuing Employee to immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such New Plan replaces coverage pursuant to a corresponding

PowerSchool employee plan (such plans, the “Old Plans”); (ii) for purposes of each New Plan providing life insurance, medical, dental, pharmaceutical, vision or disability benefits, all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for the Continuing Employees and their covered dependents; and (iii) for any year in which such Continuing Employee is moved to a New Plan, for purposes of each New Plan providing medical, dental, pharmaceutical, or vision benefits, any eligible expenses incurred by the Continuing Employees and their covered dependents during the portion of the plan year of the Old Plan ending on the date that Continuing Employees’ participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employees and their covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

The Merger Agreement provides that the foregoing provisions under this “—Continuing Employee Matters” section will not be deemed to: (i) guarantee any right to employment, continued employment or any term or condition of employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective subsidiaries to terminate the employment of any Continuing Employee or any other person; (ii) establish or amend any Employee Plan, New Plan or any other compensation or benefit plan or arrangement; or (iii) create any third party beneficiary rights in any Continuing Employee or former employee (or beneficiary or dependent thereof).

Indemnification and Insurance

As of the Effective Time, the Surviving Corporation and its subsidiaries will, and Parent will cause the Surviving Corporation and its subsidiaries to, honor and fulfill, in all respects, the obligations of PowerSchool and its subsidiaries pursuant to any indemnification agreements between PowerSchool and any of its subsidiaries or affiliates (except if expressly waived), on the one hand, and any of their respective current or former directors, officers, employees or agents (and any person who becomes a director, officer, employee or agent of PowerSchool or any of its subsidiaries prior to the Effective Time), on the other hand (each, together with such person’s heirs, executors and administrators, an “Indemnified Person” and, collectively, the “Indemnified Persons”). In addition, for a period of six years following the Effective Time, the Surviving Corporation and its subsidiaries will, and Parent will cause the Surviving Corporation and its subsidiaries to, cause all the organizational documents of the Surviving Corporation and its subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, advancement and reimbursement of expenses provisions set forth in the organizational documents as of June 6, 2024, which provisions will not be repealed, amended or otherwise modified in any manner except as required by applicable law.

For a period of six years following the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted by applicable law, and any of its subsidiaries in effect on June 6, 2024, shall indemnify and hold harmless each Indemnified Person from and against any costs, fees and expenses, including attorneys’ fees and investigation expenses, judgments, fines, penalties, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding, whether civil, criminal, administrative or investigative, whenever asserted, to the extent that such legal proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to the fact that an Indemnified Person is or was a director, officer, employee or agent of PowerSchool or any of its subsidiaries; any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director, officer, employee or agent of PowerSchool or any of its subsidiaries or other affiliates, or taken at the request of PowerSchool or such subsidiary (including in connection with serving at the request of PowerSchool or such subsidiary as a director, officer, trustee or fiduciary of another person (including any employee benefit plan), regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); and the Merger, as well as any actions taken by PowerSchool, Parent or Merger Sub with respect to the Merger (including any disposition of assets of the Surviving Corporation or any of its subsidiaries that is alleged to have rendered the Surviving Corporation or any of its subsidiaries insolvent).

If, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification, then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In the event of any such legal proceeding, the Surviving Corporation will advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such legal proceeding. None of Parent, the Surviving Corporation nor any of their respective affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any legal proceeding for which indemnification may be sought by an Indemnified Person pursuant to the Merger Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of, or relating to, such legal proceeding, or such Indemnified Person otherwise consents in writing (such consent not to be unreasonably withheld or delayed) to such settlement, compromise, consent or termination.

For a period of six years following the Effective Time, Parent shall purchase or cause the Surviving Corporation to purchase (and pay in full the aggregate premium for) and maintain in effect a prepaid “tail” directors’ and officers’ liability insurance policy of at least the same coverage and amounts and containing the terms and conditions that are equivalent to those of PowerSchool’s current directors’ and officers’ liability insurance policies in effect as of immediately prior to the Effective Time; provided, that the premium for such tail policy shall not exceed 300% of the annual premium amount paid by PowerSchool for coverage for its last full fiscal year, which amount is referred to as the maximum annual premium. If the annual premiums of such tail policy exceed the maximum annual premium, then the Surviving Corporation will be obligated to obtain a six-year prepaid “tail” D&O insurance policy with the greatest coverage available for a cost not exceeding the maximum annual premium from an insurance carrier with the same or better credit rating as PowerSchool’s current directors’ and officers’ liability insurance carrier. In satisfaction of the foregoing obligations, prior to the Effective Time, PowerSchool may, in consultation with Parent, purchase such prepaid “tail” policy with respect to directors’ and officers’ liability insurance policies prior to the Effective Time so long as the aggregate cost for such “tail” policy does not exceed the maximum annual premium. If PowerSchool elects to purchase such a “tail” policy prior to the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain such “tail” policy in full force and effect for a period of no less than six years after the Effective Time and continue to honor its obligations under such “tail” policy.

Financing Covenant; PowerSchool Cooperation

Following the date of the Merger Agreement and until the Closing, PowerSchool will use its reasonable best efforts, and will cause each of its subsidiaries and its and their respective officers, employees, accountants and advisors to use their respective reasonable best efforts, to provide Parent with all necessary or customary cooperation as reasonably requested by Parent to arrange, syndicate and obtain the Debt Financing contemplated by the Debt Commitment Letter, including using reasonable best efforts in: (i) causing management of PowerSchool to participate in a reasonable number of telephonic meetings, presentations, due diligence sessions and sessions (in each case, upon reasonable request) with rating agencies to the extent customary at times and locations to be mutually agreed; (ii) providing reasonable and customary assistance to Parent with the preparation of customary rating agency presentations and bank information memoranda required in connection with the Debt Financing; (iii) providing reasonable and customary assistance to Parent in connection with the preparation of any pledge and security documents and other definitive financing documents and the schedules and exhibits thereto, in each case as may be reasonably requested by Parent, it being understood that such documents will not take effect until the Effective Time; (iv) furnishing Parent with (A) the Required Financing Information (as defined in the Merger Agreement) and (B) such other financial and other pertinent and customary information regarding PowerSchool and its subsidiaries as may be reasonably requested by Parent, it being understood that Parent shall (and, for the avoidance of doubt, PowerSchool shall not) be responsible for the preparation of any pro forma financial statements and marketing materials for the Debt Financing (provided that, notwithstanding the foregoing, PowerSchool shall not be obligated to deliver any financial information in a form not customarily prepared by PowerSchool); (v) providing reasonable and customary assistance in the taking of all corporate and other actions, subject to the occurrence of the Closing, reasonably necessary to permit the consummation of the Debt Financing on the Closing Date; it being understood that no such corporate or other action will take effect prior to the Closing and the directors of PowerSchool will not approve the Debt Financing prior to the Closing Date; and (vi) at least four business days prior to the Closing date, furnishing Parent with all documentation and other information with respect to PowerSchool and its subsidiaries required by regulatory authorities pursuant to applicable “know your customer” and anti money laundering rules and regulations, including the PATRIOT ACT and the Beneficial Ownership Regulation (31 C.F.R. § 1010.230) to the extent requested in writing at least nine business days prior to the Closing Date.

Additionally, nothing in the Merger Agreement will require PowerSchool or any of its subsidiaries to (i) waive or amend any terms of the Merger Agreement or agree to pay any fees or reimburse any expenses prior to the Effective Time for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Parent and Merger Sub; (ii) enter into any definitive agreement, the effectiveness of which is not conditioned upon the Closing; (iii) give any indemnities that are effective prior to the Effective Time; (iv) take any action that would unreasonably interfere with the conduct of the business of PowerSchool and its subsidiaries; (v) cause PowerSchool or any of its subsidiaries to violate or waive any attorney-client or other applicable privilege or breach any applicable law or any contract not entered into for the purpose of evading the obligations under the Merger Agreement; or (vi) disclose or provide any information in connection with the Debt Financing or equity financing of the transactions contemplated by the Merger Agreement, the disclosure of which, in the judgement of PowerSchool, could result in the disclosure of any trade secrets, customer-specific data or competitively sensitive information not otherwise required to be provided under the Merger Agreement or the violation of any confidentiality obligation.

At least two business days prior to the Effective Time, PowerSchool shall have delivered to Parent a customary draft payoff letter in final form and, at least one business day prior to the Effective Time, a final payoff letter, with respect to the debt outstanding under PowerSchool’s credit agreement to be repaid at the Effective Time. Further, at or prior to the Effective Time, Parent shall provide (or cause to be provided) to PowerSchool funds in an amount equal to the amount necessary for PowerSchool to repay and discharge in full all amounts outstanding under PowerSchool’s credit agreement and upon the receipt thereof, concurrently with the Effective Time, PowerSchool shall repay and discharge such indebtedness pursuant to the final payoff letter.

Other Covenants and Agreements

The Merger Agreement contains other covenants and agreements, in which each of Parent and PowerSchool covenants or agrees to consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements (including media interviews and calls with analysts, institutional investors or similar persons), with respect to the Merger and other transactions contemplated by the Merger Agreement, and shall not issue any such press release or make any such public statement without the prior written consent of the other party (not to be unreasonably withheld, conditioned or delayed), except as otherwise provided in the Merger Agreement.

In addition, PowerSchool will:

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provide Parent with prompt notice of all transaction litigation and keep Parent reasonably informed with respect to the status thereof. PowerSchool will (a) give Parent the right to participate in (but not control) the defense, settlement or prosecution of any transaction litigation; and (b) reasonably consult with Parent with respect to the defense, settlement and prosecution of any transaction litigation. PowerSchool may not compromise or settle any transaction litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed);

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cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable law and the rules and regulations of the NYSE to cause (a) the delisting of the Class A

Common Stock from the NYSE as promptly as practicable after the Effective Time; and (b) the deregistration of the Class A Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting;

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prior to communicating or distributing any broad-based communications to any continuing employees or holders of Vested Company RSUs, Company MSUs or Company PSUs, that relate to the application of the covenants contained in Section 6.11 of the Merger Agreement or the treatment of Company RSUs, Company MSUs or Company PSUs, provide such communication to Parent for Parent’s prior review and approval (such approval not to be unreasonably withheld, conditioned, or delayed) and Parent will have the right to provide reasonable comments to such communications, which will be considered by the Company in good faith;

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be permitted to take all steps as may be reasonably necessary or advisable to cause any dispositions of equity interests of PowerSchool (including derivative securities) in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16 of the Exchange Act with respect to PowerSchool, to be exempt under Rule 16b-3 promulgated under the Exchange Act; and

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in consultation with Parent, prepare and file with the SEC this information statement and associated Schedule 13E-3 Transaction Statement and, as promptly as reasonably practicable after the first to occur of (i) confirmation from the SEC that it has no further comments on the Information Statement; (ii) confirmation from the SEC that the information statement is otherwise not to be reviewed; or (iii) the expiration of the 10-day period after filing in the event the SEC does not review the information statement, mail this information statement to its stockholders.

Conditions to Consummation of the Merger

The obligation of each party to consummate the Merger is subject to the satisfaction (or waiver by each of the parties) on or prior to the Effective Time of the following conditions:

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no law, injunction or order (whether temporary, preliminary or permanent) by any governmental authority of competent jurisdiction prohibiting, enjoining or otherwise making illegal the consummation of the Merger or the other transactions contemplated by the Merger Agreement has been enacted, entered, or promulgated with continuing effect;

•	the expiration or termination of any applicable waiting period (including any extension thereof) under the HSR Act (which waiting period expired at 11:59 p.m. EST on July 22, 2024);

•	the Company Stockholder Approval having been obtained;

•	the Change of Control Exchange, as defined in the Holdings LLC Agreement, shall have occurred and become effective; and

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the Information Statement shall have been mailed to PowerSchool stockholders at least 20 days prior to the Closing date and the consummation of the Merger shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act).

As of the date of this information statement, the Company Stockholder Approval has been obtained.

The obligations of Parent and Merger Sub to consummate the Merger are further subject to satisfaction (or waiver by Parent where permissible pursuant to applicable law), on or prior to the Effective Time of the following additional conditions:

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the representations and warranties of PowerSchool related to (i) the fundamental portions of its capitalization representation and representations regarding organization and good standing, receipt of its fairness opinions, subsidiaries and no brokers being true and correct in all material respects as of the

Closing date as though made at the Closing; (ii) the representations and warranties of PowerSchool related to its outstanding capitalization being true and correct in all respects as of the Closing date as if made at the Closing (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all respects only as of such specified date), except for any inaccuracy or combination of inaccuracies in such representations and warranties relative to the total fully-diluted equity capitalization of the Company as of the Closing date that do not result in an increase in the aggregate consideration otherwise payable by Parent in the Merger by more than a de minimis amount; (iii) the representation and warranty of PowerSchool regarding no PowerSchool Material Adverse Effect being true and correct in all respects as of the Closing Date as if made at the Closing; and (iv) all other representations and warranties of PowerSchool being true and correct as of the Closing date as if made at the Closing (disregarding all qualifications or limitations as to “materiality,” “PowerSchool Material Adverse Effect” or words of similar import) (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct only as of such specified date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, have a PowerSchool Material Adverse Effect;

•	PowerSchool having performed and complied in all material respects with all covenants and obligations required to be performed by it under the Merger Agreement at or prior to the Closing;

•	no PowerSchool Material Adverse Effect (as defined on page 106) has occurred since the date of the Merger Agreement that is continuing;

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the receipt by Parent and Merger Sub of a certificate signed by a duly authorized executive officer of PowerSchool on behalf of PowerSchool stating that each of the three conditions specified above has been satisfied; and

•	the TRA Amendment being in full force and effect in accordance with its terms and otherwise not amended, repudiated, revoked or withdrawn.

The obligation of PowerSchool to consummate the Merger is further subject to satisfaction or, to the extent not prohibited by applicable law, waiver, as of the Closing of, among other things, the following additional conditions:

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the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement shall be true and correct (regarding all qualifications or limitations as to “materiality” or “Parent Material Adverse Effect” (as defined below) or words of similar import) as of the Closing date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty need only be so true and correct as of such specified date), except where the failure of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to prevent, materially delay, or have a material adverse effect on the ability of Parent or Merger Sub to perform its obligations under the Merger Agreement or to consummate the transactions contemplated by the Merger Agreement (a “Parent Material Adverse Effect”);

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Parent and Merger Sub having performed and complied in all material respects with all covenants and obligations required to be performed by Parent and Merger Sub under the Merger Agreement at or prior to the Closing; and

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the receipt by PowerSchool of a certificate signed by a duly authorized officer of Parent and Merger Sub on behalf of Parent and Merger Sub stating that each of the two conditions specified above have been satisfied.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time (whether before or after receipt of the Company Stockholder Approval) by the mutual written agreement of Parent and PowerSchool.

In addition, the Merger Agreement may be terminated by either Parent or PowerSchool (provided that such termination has been approved by the Special Committee), at any time prior to the Effective Time (whether prior to or after the receipt of the Company Stockholder Approval):

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if (i) any permanent injunction or other final and non-appealable judgment or order issued by any court or other governmental authority of competent jurisdiction preventing the consummation of the transactions contemplated by the Merger Agreement is in effect that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable or (ii) any statute, law or regulation has been enacted, entered, or enforced that prohibits or makes illegal the consummation of the Merger;

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if the Merger is not consummated on or before the Termination Date; provided, that the right to terminate the Merger Agreement for this reason is not available to a party if the failure of the Merger to be consummated prior to the Termination Date was primarily due to the failure of such party to perform any of its obligations under the Merger Agreement; or

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if the other party breaches any of its representations or warranties or fails to perform any of its covenants or obligations contained in the Merger Agreement, which breach or failure to perform would give rise to the failure of a condition precedent to Closing and cannot be cured prior to the Termination Date or, if capable of being cured, has not been cured prior to the earlier of (x) 45 days after the giving of written notice to the other party of such breach and (y) the Termination Date; provided, that either party will not have the right to terminate the Merger Agreement if such party is then in breach of any representations, warranties, covenants or other agreements contained in the Merger Agreement that would result in a failure of a specified closing condition.

The Merger Agreement may also be terminated by PowerSchool (provided that such termination has been approved by the Special Committee) (i) if all of the conditions to the obligations of Parent and Merger Sub are satisfied or validly waived (other than those conditions that by their terms are to be satisfied at the Closing, so long as such conditions are at the time of termination capable of being satisfied at the Closing), (ii) Parent fails to consummate the transactions contemplated by the Merger Agreement by the date on which Parent is required to consummate the Closing, (iii) PowerSchool irrevocably confirms to Parent in writing, following the date on which the Closing is required to occur, that it is ready, willing and able to consummate the Closing, and (iv) Parent fails to consummate the Closing on or prior to the third business day following receipt of such irrevocable written confirmation of PowerSchool referred to in clause (iii).

The Merger Agreement also provided that (i) Parent or PowerSchool could have terminated the Merger Agreement if PowerSchool failed to obtain the Company Stockholder Approval within 24 hours following the execution of the Merger Agreement; (ii) the Merger Agreement may be terminated by Parent if at any time prior to PowerSchool’s receipt of the Company Stockholder Approval, the Board (or a committee thereof) has effected a Board Recommendation Change; and (iii) PowerSchool could have terminated the Merger Agreement at any time prior to PowerSchool’s receipt of the Company Stockholder Approval, in order to substantially concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal, provided that such termination had been approved by the Special Committee; however, these termination provisions expired following delivery of the Stockholder Consent on June 7, 2024.

Termination Fees and Expenses

PowerSchool will pay Parent (or its designee) a termination fee of $134,650,000 (the “Company Termination Fee”) under the following circumstances:

•	if the Merger Agreement is terminated by Parent, if at any time the Board (or a committee thereof) has effected a Board Recommendation Change;

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if the Merger Agreement is terminated by PowerSchool (provided such termination has been approved by the Special Committee), at any time prior to PowerSchool’s receipt of the Company Stockholder Approval, in order to substantially concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal; or

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if (i) the Merger Agreement is terminated (A) because the Merger is not consummated on or before the Termination Date (provided that, at the Termination Date, (1) no law, injunction or order by any governmental authority of competent jurisdiction prohibiting, enjoining or otherwise making illegal the consummation of the transactions contemplated by the Merger Agreement has been enacted, entered, or promulgated with continuing effect; (2) the applicable waiting periods pursuant to the necessary regulatory approvals to consummate such transactions have been satisfied or are capable of being satisfied; and (3) Parent has satisfied certain of Parent’s conditions precedent to closing if the date of such termination was the closing date) (B) because the Company has failed to obtain the Company Stockholder Approval within 24 hours following the execution of the Merger Agreement, or (C) pursuant to a breach or failure of PowerSchool to perform any of its representations, warranties, covenants or other agreements resulting in a failure of PowerSchool to satisfy certain of PowerSchool’s conditions precedent to closing and such breach is incapable of being cured prior to the Termination Date or, if such breach is capable of being cured prior to the Termination Date, such breach is not cured within the earlier of (a) 45 days following delivery by Parent to PowerSchool of written notice of such breach, stating Parents intention to terminate the Merger Agreement and the basis of such termination and (b) the Termination Date; (ii) following the execution of the Merger Agreement and prior to such termination, an Acquisition Proposal for an Acquisition Transaction has been publicly announced or disclosed and not withdrawn or otherwise abandoned; and (iii) within 12 months following such termination of the Merger Agreement, either an Acquisition Transaction is consummated or PowerSchool enters into a definitive agreement providing for the consummation of an Acquisition Transaction and such Acquisition Transaction is subsequently consummated; provided that for purposes of this clause (iii), all references to “20%” in the definition of “Acquisition Transaction” (as defined in “The Merger Agreement—Superior Proposal and Change of Recommendation” beginning on page 121) will be deemed to be references to “50%”.

Parent will pay PowerSchool a termination fee of $269,300,000 (the “Parent Termination Fee”) in the event the Merger Agreement is terminated:

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by PowerSchool (provided that such termination has been approved by the Special Committee) if Parent breaches any of its representations or warranties or fails to perform any of its covenants or obligations contained in the Merger Agreement which breach or failure to perform would result in a failure of a specified closing condition, and such breach is incapable of being cured prior to the Termination Date or, if capable of being cured, has not been cured prior to the earlier of (x) 45 days following delivery by PowerSchool to Parent of written notice of such breach stating PowerSchool’s intention to terminate the Merger Agreement and the basis of such determination and (y) the Termination Date;

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by PowerSchool (provided that such termination has been approved by the Special Committee) (i) if all of the conditions to the obligations of Parent and Merger Sub are satisfied or validly waived (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, so long as such conditions are at the time of termination capable of being satisfied as if such time were the Closing), (ii) Parent fails to consummate the transactions contemplated by the Merger Agreement by the date that is five business days after the first date on which Parent is required to consummate the Closing, (iii) PowerSchool irrevocably confirms to Parent in writing, following the date on which the Closing is required to occur, that it is ready, willing and able to consummate the Closing and (iv) Parent fails to consummate the Closing on or prior to the third business day following receipt of such irrevocable written confirmation of PowerSchool referred to in clause (iii); or

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by PowerSchool or Parent if the Merger is not consummated on or before the Termination Date; provided, that PowerSchool has the right to terminate the Merger Agreement pursuant to the two bullet points described above.

Superior Proposal and Change of Recommendation

Notwithstanding the restrictions set forth above at any time prior to obtaining the Company Stockholder Approval, which was obtained on June 7, 2024, PowerSchool and the Board (acting under the direction of the Special Committee) could have, directly or indirectly, participated or engaged in discussions or negotiations with, furnished any non-public information relating to PowerSchool or any of its subsidiaries to, or afforded access to the business, properties, assets, books, records or personnel, of PowerSchool or any of its subsidiaries pursuant to an acceptable confidentiality agreement to any person that had made, renewed or delivered to PowerSchool an Acquisition Proposal after the date of execution of the Merger Agreement, contact such person to clarify the terms or conditions thereof and otherwise facilitate such Acquisition Proposal or assisted such person (and such person’s representatives and financing sources) with such Acquisition Proposal if requested by such person, in each case with respect to an Acquisition Proposal, and that the Board (acting under the direction of the Special Committee) had determined in good faith (after consultation with its financial advisors and outside legal counsel) either constituted a Superior Proposal or was reasonably expected to lead to a Superior Proposal.

Except for the exceptions set forth below, which are no longer applicable, the Board, including the Special Committee, will not (A) approve, recommend, cause or permit PowerSchool to enter into any agreement for the acquisition of PowerSchool, or authorize, resolve, agree or propose to take any such action or (B) take any of the following actions constituting a “Board Recommendation Change”:

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withhold, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, the recommendation that the holders of shares of Class A Common Stock approve the adoption of the Merger Agreement in a manner adverse to Parent in any material respect;

•	recommend a tender or exchange offer related to an Acquisition Proposal in any position taken in accordance with Rules 14d-9 and 14e-2 promulgated under the Exchange Act;

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adopt, endorse, approve, recommend or declare advisable, or propose to publicly to adopt, endorse, approve, recommend or declare advisable, or submit to the Company stockholders for approval or adoption, any Acquisition Proposal; or

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fail to reaffirm the recommendation that the holders of shares of Class A Common Stock approve the adoption of the Merger Agreement within ten business days of receiving a written request from Parent (or, if earlier, at least two business days prior to the meeting of PowerSchool stockholders) to provide such public reaffirmation following receipt by the Company of a publicly announced Acquisition Proposal.

Notwithstanding the restrictions set forth above at any time prior to obtaining the Company Stockholder Approval, which was obtained on June 7, 2024, the Board (acting under the direction of the Special Committee) could have (i) made a Board Recommendation Change if the Board (acting under the direction of the Special Committee) had determined in good faith (after consultation with its outside legal counsel and financial advisor) that, as a result of an Intervening Event (as defined below), failure to make such Board Recommendation Change would be reasonably likely to be inconsistent with PowerSchool’s directors’ fiduciary duties under applicable law or (ii) made a Board Recommendation Change, entered into a definitive written agreement providing for the consummation of a Superior Proposal and concurrently terminated the Merger Agreement and paid the Company Termination Fee to Parent if PowerSchool had received an Acquisition Proposal after the date of the Merger Agreement for which the Board (acting under the direction of the Special Committee) had determined in good faith (after consultation with its outside legal counsel) that such Acquisition Proposal constituted a Superior Proposal and that the failure to take such actions would be reasonably likely to be inconsistent with PowerSchool’s directors’ fiduciary duties under applicable law; provided, however, that the Board and the Special Committee could not have taken any action set forth above unless, prior to taking such action:

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PowerSchool had provided written notice to Parent at least three business days in advance advising Parent that the Board (acting under the direction of the Special Committee) intended to take such action and the basis for such action;

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if requested by Parent, PowerSchool had negotiated, and had caused its representatives to negotiate, in good faith with Parent and its representatives during such three business day period, as extended, to enable Parent to propose in writing a binding offer to change the terms of the Merger Agreement such that it would obviate the need to effect a Board Recommendation Change or termination; and

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in consideration of such negotiations, the Board (acting under the direction of the Special Committee) had determined in good faith (after consultation with its outside legal counsel and financial advisor) that (a) failure to effect a Board Recommendation Change would be inconsistent with PowerSchool’s directors’ fiduciary duties under applicable law or (b) such Acquisition Proposal continued to constitute a Superior Proposal.

The Merger Agreement provides that the term “Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that is on terms that the Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) would be more favorable to PowerSchool’s stockholders from a financial point of view than the Merger (taking into account any terms and conditions of such Acquisition Proposal and all legal, regulatory and financing aspects (including certainty of Closing) of such Acquisition Proposal and the person making the Acquisition Proposal that the Company Board (or a committee thereof) considers relevant) For purposes of the reference to an “Acquisition Proposal” in this paragraph, all references to “20%” in the definition of “Acquisition Transaction” shall be deemed to be references to “50%”.

The Merger Agreement provides that the term “Intervening Event” means any change, event, effect, development or circumstance that was not known or reasonably foreseeable to the Board on the date of the Merger Agreement (or, if known by the Board, the consequences of which were not known or reasonably foreseeable by the Board as of the date of the Merger Agreement); provided, however, that in no event will (i) any Acquisition Proposal, (ii) any change in the Class A Common Stock price, in and of itself, or (iii) the fact, in and of itself, that PowerSchool exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period constitute an Intervening Event (it being understood that the underlying cause of any of the foregoing in clauses (ii) and (iii) may be considered and taken into account).

PowerSchool’s rights to engage in negotiations or discussions with third parties and to terminate the Merger Agreement as described above ceased on June 7, 2024 upon delivery of the Stockholder Consent in accordance with the terms of the Merger Agreement.

Nothing contained in the Merger Agreement will prohibit PowerSchool or the Board (acting under the direction of the Special Committee) (i) from taking and disclosing to PowerSchool’s stockholders a position required by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act, in each case after commencement of a tender offer (within the meaning of Rule 14d-2 promulgated under the Exchange Act) and (ii) no disclosure that the Board (acting under the direction of the Special Committee) may determine in good faith (after consultation with its outside legal counsel) that PowerSchool is required to make under applicable law will constitute a violation of the Merger Agreement; provided that (solely with respect to clause (ii)) such disclosure does not include any statement that constitutes, and does not otherwise constitute, a Board Recommendation Change.

Amendment and Waiver

The Merger Agreement may be amended, modified and supplemented in any and all respects only by an instrument in writing signed on behalf of each of Parent, Merger Sub and PowerSchool (pursuant to authorized action by the Board (or a committee thereof)), except that in the event that PowerSchool has received the Company Stockholder Approval, no amendment may be made to the Merger Agreement that requires the approval of PowerSchool stockholders pursuant to the DGCL without such approval. Any agreement on the part of a party to any extension or waiver with respect to the Merger Agreement is valid only if set forth in an instrument in writing signed on behalf of such party.

At any time prior to the Effective Time, PowerSchool and Parent (acting together with Merger Sub) may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement, or (iii) subject to the requirements of applicable law, waive compliance by the other party with any of the agreements or conditions contained in the Merger Agreement. Any agreement on the part of a party to any extension or waiver with respect to the Merger Agreement is valid only if set forth in an instrument in writing signed on behalf of such party.

The delay in exercising any right pursuant to the Merger Agreement will not constitute a waiver of such rights.

Sole Remedy

Subject to the limitations set forth in the Merger Agreement, the parties to the Merger Agreement are entitled to an injunction or injunctions, or any other appropriate form of equitable relief, to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce specifically the performance of the terms and provisions of the Merger Agreement, without the necessity of proving actual damages or the inadequacy of monetary damages as a remedy (and each party to the Merger Agreement has waived any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties to the Merger Agreement has agreed not to assert that a remedy of specific enforcement is unenforceable, invalid or contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

Jurisdiction

Each party to the Merger Agreement has agreed to irrevocably submit to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware), in the event that any dispute or controversy arises out of the Merger Agreement, the Limited Guarantee or the transactions thereby and has agreed that all claims with respect to such proceeding shall be brought, tried and determined only in such court. The parties to the Merger Agreement have agreed that a final judgment in any such proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Governing Law

The Merger Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

PROVISIONS FOR UNAFFILIATED STOCKHOLDERS

No provision has been made (a) to grant PowerSchool’s Unaffiliated Stockholders access to the corporate files of (i) PowerSchool, (ii) any other party to the Merger or (iii) any of their respective affiliates, or (b) to obtain counsel or appraisal services at the expense of PowerSchool, any other such party or affiliate.

IMPORTANT INFORMATION REGARDING POWERSCHOOL

Company Background

PowerSchool was incorporated in Delaware on November 30, 2020. PowerSchool provides a comprehensive suite of solutions that includes the mission-critical system of record used by state Departments of Education, districts and schools, who leverage our solutions to deliver insights and analytics to improve education outcomes. As of June 30, 2024, PowerSchool serves more than 18,000 customers, including over 90 of the 100 largest districts by student enrollment in the United States, over 30 state-, province-, and territory-wide contracts in North America, and sells solutions in over 90 countries globally. PowerSchool’s platform is embedded in school workflows and is used by educators, students, administrators, and parents on a daily basis. PowerSchool’s Class A Common Stock is listed with, and trades on, the NYSE under the ticker symbol “PWSC”. PowerSchool’s principal executive offices are located at 150 Parkshore Drive, Folsom, California 95630 and its telephone number is (877) 873-1550. PowerSchool’s website is www.powerschool.com. The information contained on, or accessible through, PowerSchool’s website is not part of this information statement.

Directors and Executive Officers

The Board currently consists of ten members. The persons listed below are PowerSchool’s directors and executive officers as of the date of this information statement. The Merger Agreement provides, however, that the directors of Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation immediately following the Merger. The Merger Agreement also provides that the officers of PowerSchool immediately prior to the Effective Time will be the initial officers of the Surviving Corporation immediately following the Merger. Following the Merger, each executive officer will serve until a successor is elected or appointed and qualified, or until the earlier of his or her death, resignation or removal, as the case may be.

Neither PowerSchool nor, to the knowledge of PowerSchool, any of PowerSchool’s directors or executive officers listed below has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). In addition, neither PowerSchool nor, to the knowledge of PowerSchool, any of PowerSchool’s directors or executive officers listed below has during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws. Each of the individuals listed below is a citizen of the United States. Each of the individuals listed below can be reached at c/o PowerSchool Holdings, Inc., 150 Parkshore Drive, Folsom, California 95630.

Directors

Name	Current Position and Office
Hardeep Gulati	Chief Executive Officer and Director
Laurence Goldberg	Director, Co-Chair
Maneet S. Saroya	Director, Co-Chair
Barbara M. Byrne	Director
Judy Cotte	Director
Betty Hung	Director
Zach Levitt	Director
Ronald D. McCray	Director
Amy McIntosh	Director
Gwen Reinke	Director

Hardeep Gulati. Mr. Gulati has served as our Chief Executive Officer and as a member of our Board since August 2015. Prior to joining PowerSchool, Mr. Gulati was the general manager of SumTotal Systems, a talent expansion solution, after it was acquired by Skillsoft in August 2014 and served as its Chief Executive Officer, Chief Operating Officer and EVP of Products and Support from 2011 to 2014. Under Mr. Gulati’s leadership, SumTotal became the market leader in enterprise learning systems and saw record-breaking growth in cloud computing services. Prior to SumTotal, Mr. Gulati led strategy and product development across a variety of enterprise application areas at Oracle Corporation (NYSE: ORCL) from 2002 until 2011.

Laurence Goldberg, Co-Chair. Mr. Goldberg has served as co-chair of the Board since July 2021. Mr. Goldberg has served as a Managing Director of Onex Partners since 2017. Prior to joining Onex, Mr. Goldberg served as the Global Head of Technology, Media & Telecommunications investment banking at Barclays, where he worked from 2008 to 2017. Previously, he was the Head of Technology investment banking at Lehman Brothers from 2005 to 2008 and a member of Credit Suisse First Boston’s technology investment banking group from 1999 to 2005.

Maneet S. Saroya, Co-Chair. Mr. Saroya has served as co-chair of the Board since July 2021. Mr. Saroya joined Vista in 2008. Mr. Saroya is currently a senior managing director of Vista, is Co-Head of the Vista Flagship Fund and sits on the Vista Flagship Funds’ Investment Committee. Prior to joining Vista, Mr. Saroya worked as a senior research analyst for JMP Securities, where he provided research for buy-side clients on public on-demand (SaaS) companies. Mr. Saroya previously worked as an associate for the enterprise software/applications team. Before his time with JMP, Mr. Saroya worked for Siebel Systems in a sales capacity for the CRM On Demand division. Prior to Siebel, Mr. Saroya worked for Cisco Systems in various operations roles.

Barbara M. Byrne. Ms. Byrne joined our Board in July 2021. Previously, Ms. Byrne worked for 37 years as an investment banker and was Vice Chairman of Investment Banking at Barclays (2008-2018) and Lehman Brothers (2004-2008). Ms. Byrne’s strategic corporate finance skills and experience have qualified her for several corporate boards. Ms. Byrne has been serving as an Independent Director of Paramount Global (formerly ViacomCBS) (NASDAQ: PARA) since December 2019, Carta Inc. since April 2021, and LanzaTech Global, Inc. (NASDAQ: LNZA) since February 2023. She served as an independent director of CBS Corp. (2018-2019), Hennessy Capital Investment Corp. (2020-2022), and Slam Corp (2021-2023). Ms. Byrne is a Lifetime Member of The Council of Foreign Relations since 2013 and as a staunch advocate for education, served as a Trustee of the Institute of International Education from March 2019 until June 2022. She currently serves as an Executive in Residence at Columbia Business School. She is a former Member of the British American Business Council from 2013-2017 and served as a Trustee of Mount Holyoke College from 2006 to 2016.

Judy Cotte. Ms. Cotte joined our Board in July 2021. Ms. Cotte has served as Managing Director, Head of ESG at Onex since July 2021. From February 2019 to June 2021, Ms. Cotte was the founder and CEO of ESG Global Advisors, a firm that bridges the gap between companies and investors on environmental, social and governance (ESG) factors. Prior to forming ESG Global Advisors, Ms. Cotte served as V.P. & Head of Corporate Governance & Responsible Investment for RBC Global Asset Management from November 2012 to February 2019 and was a member of the firm’s Executive Committee. Prior to that, Ms. Cotte served as the Director of Policy Development & Chief Operating Officer for the Canadian Coalition for Good Governance, a coalition of most of Canada’s largest institutional investors. Judy is a Director of Gibson Energy (TSX:GEI), and a member of the ESG Advisory Counsel for Export Development Canada and the TSX Listings Advisory Committee. She is a former director of Altius Renewable Royalties (TSX: ARR) and a former Board Advisor to Connor, Clark & Lunn Financial Group.

Betty Hung. Ms. Hung has served as a member of our Board since July 2021. Ms. Hung joined Vista in 2007 and currently serves as a Managing Director. She currently sits on Vista’s executive committee and sits on the Vista Flagship Funds’ Investment Committee. Ms. Hung currently sits on the boards of Advanced, EAB Global, Inc. (“EAB”), EagleView, Finastra, Cloud Software Group and Xactly. Prior to her role as a Managing Director at Vista, Ms. Hung was an Operating Senior Vice President, served as the chief financial officer of Vista, portfolio company SumTotal, and was the chief operating officer of Vista Consulting Group. Prior to joining Vista, Ms. Hung served as the vice president of Portfolio Company Operations at Garnett & Helfrich

Capital. Before her time with Garnett & Helfrich, Ms. Hung worked at OSIsoft, a privately held software company that delivers real-time performance data to the world’s leading process manufacturing, life sciences, and utility companies, where she was the chief financial officer. Prior to OSIsoft, Ms. Hung worked at Goldman Sachs as a vice president in the High Technology group. Ms. Hung also previously worked at Alex, Brown & Sons in its High Technology Investment Banking group.

Zach Levitt. Mr. Levitt has served as a member of our Board since November 2023. Mr. Levitt is a Senior Principal at Onex Partners. Since joining Onex in 2016, Mr. Levitt has worked on several Onex Partners investments and currently sits on the boards of Imagine Learning, Ryan LLC, and Unanet. Prior to joining Onex, Mr. Levitt worked in the Financial Sponsors Group at Bank of America Merrill Lynch in New York from 2011 to 2016.

Ronald D. McCray. Mr. McCray joined our Board in July 2021. Currently, Mr. McCray serves as an advisor to RLJ Equity Partners, a private equity firm and 645 Ventures, a high technology venture capital firm. He previously served as chairman of the board of Career Education Corporation from July 2015 to October 2015 and served as its interim president and chief executive officer from February 2015 to April 2015. Mr. McCray has served on the board of DallasNews Corporation (NASDAQ: DALN) since September 2010, has served on the board of Pathward Financial, Inc. (formerly known as Meta Financial Group, Inc.) (NASDAQ: CASH) since February 2021, and previously served on the board of TESSCO Technologies Incorporated (NASDAQ: TESS) from November 2020 to January 2021.

Amy McIntosh. Ms. McIntosh has served as a member of our Board since July 2021. Ms. McIntosh has been a board member of EAB since November 2019, and an advisory board member of Education Trust, NY from 2019 to 2023. Since March 2023, Ms. McIntosh has served as the Chief Marketing Officer of New York University’s School of Professional Studies. She has served at New York University as Assistant Dean of Marketing from September 2022 to February 2023, at City University of New York as the associate vice chancellor for Academic Strategy from July 2017 to October 2019 and as chief of staff to the interim chancellor from June 2018 to July 2019, at the U.S. Department of Education in the Office of Planning, Evaluation and Policy Development as the Acting Assistant Secretary from March 2015 to January 2017 and as the principal deputy assistant secretary for P-12 policy from January 2014 to March 2015, and at the N.Y. State Education Department as a senior fellow from October 2010 to December 2013.

Gwen Reinke. Ms. Reinke joined our Board in July 2021. Ms. Reinke serves as Senior Managing Director and Co-Head of Vista’s Legal and Compliance department and has been its Chief Compliance Officer since 2014. She previously worked at Blum Capital Partners, LP as its General Counsel and Chief Compliance Officer from 2011 to 2014, as Associate General Counsel and Chief Compliance Officer from 2007 to 2010, and as Associate General Counsel from 1999 to 2006.

Executive Officers

Name	Current Position and Office
Hardeep Gulati	Chief Executive Officer and Director
Eric Shander	President and Chief Financial Officer
Shivani Stumpf	Chief Product and Innovation Officer
Devendra Singh	Chief Technology Officer
Anthony Kender	Chief Revenue Officer
Fred Studer	Chief Marketing Officer
Michael C. Bisignano	Chief Legal Officer and Corporate Secretary

Hardeep Gulati. Mr. Gulati is our Chief Executive Officer. His biography can be found under “—Directors”.

Eric Shander. Mr. Shander has served as our Chief Financial Officer since April 2020 and as our President since November 2022. Prior to joining PowerSchool, Mr. Shander served as Executive Vice President and Chief Financial Officer of Red Hat from December 2016 to October 2019, and served as its Vice President and Chief Accounting Officer from November 2015 to December 2016. Mr. Shander previously held various finance and accounting positions at International Business Machines (NYSE: IBM) and Lenovo.

Shivani Stumpf. Ms. Stumpf has served as our Chief Product and Innovation Officer since October 2023 and previously served as the Senior Vice President of Engineering. Prior to joining PowerSchool in October 2020, Ms. Stumpf served as the Chief Technology Officer of Hoonuit from October 2017 to October 2020.

Devendra Singh. Mr. Singh has served as our Chief Technology Officer since 2018. Prior to joining PowerSchool, he served as the Vice President of Product Development at Oracle from 2008 to 2018.

Anthony Kender. Mr. Kender has served as our Chief Revenue Officer since November 2022. Prior to joining PowerSchool, Mr. Kender was CRO at FinancialForce.com Inc. (“FinancialForce”) where he was responsible for all go-to-market teams from sales to marketing to channels from January 2020 to June 2022. Mr. Kender also served as Senior Vice President & General Manager of North America Human Capital Management Sales at Oracle from November 2013 to January 2020. In this role, he led the Oracle Enterprise go-to-market sales strategy and execution. In addition, Mr. Kender has held sales and marketing leadership roles at CorpU, Intralinks, SAP, and ADP.

Fred Studer. Mr. Studer has served as our Chief Marketing Officer since August 2022. Mr. Studer joined PowerSchool from TIBCO where he served as CMO from September 2019 to August 2022 and where he recrafted the brand narrative, corporate identity, and execution strategy, rationalized product go-to-market strategy and market segmentation to drive profit and growth; and modernized demand generation to drive reduction of spend and increased conversions. Previously, he was CMO at FinancialForce from March 2017 to June 2019, where he led the modernization of the brand, defined a targeted go-to-market model, and helped to dramatically improve marketing ROI and efficiency. Mr. Studer has also led worldwide marketing as the CMO of Gigamon and NetSuite, and before that, spent over decade at Microsoft leading the Office division and was Group Vice President of Oracle’s Business Applications marketing business.

Michael C. Bisignano. Mr. Bisignano has served as our Chief Legal Officer and Corporate Secretary since August 2021. Prior to PowerSchool, Mr. Bisignano served as Senior Vice President, General Counsel, and Corporate Secretary of Terminix Global Holdings Inc. (formerly known as ServiceMaster Global Holdings Inc.), a global services company, from October 2018 to March 2021. From 2015 until 2018, Mr. Bisignano served as Executive Vice President, General Counsel, and Secretary of CA Technologies, a leading global technology company. From 2010 until 2015, he served as Senior Vice President, General Counsel and Corporate Secretary for Blackboard Inc., a multinational education technology company. He previously held positions at technology companies Online Resources Corporation and Arbros Communications and with the law firm Milbank, Tweed, Hadley & McCoy, and began his career as an investment banker at Morgan Stanley.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information about the beneficial ownership of Company Common Stock as of August 28, 2024 for:

•	each person or group known to us who beneficially owns more than 5% of our Class A Common Stock and Class B Common Stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

The numbers of shares of Company Common Stock beneficially owned and percentages of beneficial ownership are based on 166,669,718 shares of Class A Common Stock and 37,654,059 shares of Class B Common Stock outstanding as of August 28, 2024. Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Company Common Stock subject to options or Company RSUs that are currently exercisable or exercisable or will vest within 60 days of August 28, 2024 are deemed to be outstanding and beneficially owned by the person holding the options or Company RSUs. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each stockholder identified in the table possesses sole voting and investment power over all Company Common Stock shown as beneficially owned by the stockholder.

Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o PowerSchool Holdings, Inc., 150 Parkshore Drive, Folsom, California 95630. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Percentage Combined Voting Power
5% Stockholders
Vista Funds(1)	34,205,680	20.5%	37,654,059	100%	35.2%
Onex Funds(2)	71,118,123	42.7%	—	—	34.8%
Named Executive Officers and Directors
Hardeep Gulati(3)	1,138,566	*	—	—	*
Eric Shander(4)	170,916	*	—	—	*
Devendra Singh(5)	273,448	*	—	—	*
Shivani Stumpf(6)	50,574	*	—	—	*
Michael Bisignano(7)	123,910	*	—	—	*
Anthony Kender(8)	63,713	*	—	—	*
Fred Studer(9)	59,227	*	—	—	*
Zack Levitt	—	—	—	—	—
Barbara Byrne	25,074	*	—	—	*
Judy Cotte	—	—	—	—	—
Laurence Goldberg	—	—	—	—	—
Betty Hung	—	—	—	—	—
Ronald D. McCray	25,074	*	—	—	*
Amy McIntosh	25,074	*	—	—	*
Gwen Reinke	—	—	—	—	—
Maneet S. Saroya	—	—	—	—	—

All Directors and Executive Officers as a Group (16 individuals)(10)	1,955,576	1.2%	—	—	*

(1)

Includes 104,782 shares of Class A Common Stock and 37,654,059 shares of Class B Common Stock held directly by Severin Topco, LLC, 26,144,690 shares of Class A Common Stock held directly by Vista Equity Partners Fund VI-A, L.P., 7,860,556 shares of Class A Common Stock held directly by Vista Equity Partners Fund VI, L.P., and 95,652 shares of Class A Common Stock held directly by VEPF VI FAF, L.P. (together with Vista Equity Partners Fund VI-A, L.P. and Vista Equity Partners Fund VI, L.P., collectively, the “Vista Funds”), each with shared voting and dispositive power. Severin Topco, LLC is managed by a board of managers. Vista Equity Partners Fund VI, L.P. controls the board of managers of Severin Topco,

LLC. Vista Equity Partners Fund VI GP, L.P. (“Fund VI GP”) is the sole general partner of Vista Equity Partners Fund VI, L.P. Fund VI GP’s sole general partner is VEPF VI GP, Ltd. (“Fund VI UGP”). Robert F. Smith is the sole director and one of 11 members of Fund VI UGP. VEPF Management, L.P. (“Management Company”) is the sole management company of each of the Vista Funds. The Management Company’s sole general partner is VEP Group, LLC (“VEP Group”) and the Management Company’s sole limited partner is Vista Equity Partners Management, LLC (“VEPM”). VEP Group is the Senior Managing Member of VEPM. Robert F. Smith is the sole Managing Member of VEP Group. Consequently, Mr. Smith, Fund VI GP, Fund VI UGP, the Management Company, VEPM and VEP Group may be deemed the beneficial owners of the shares held by the Vista Funds and Severin Topco, LLC. This number excludes 37,654,059 shares of Class A Common Stock issuable in exchange for limited liability company units of PowerSchool Holdings LLC held by Severin Topco, LLC. The principal business address of each of Severin Topco, LLC, the Vista Funds, Fund VI GP, Fund VI UGP, the Management Company, VEPM and VEP Group is c/o Vista Equity Partners, 4 Embarcadero Center, 20th Fl., San Francisco, California 94111. The principal business address of Mr. Smith is c/o Vista Equity Partners, 401 Congress Drive, Suite 3100, Austin, Texas 78701.
(2)

Includes 256,355 shares of Class A Common Stock held directly by Onex Partners IV Select LP, 849,226 shares of Class A Common Stock held directly by Onex US Principals LP, 37,012,824 shares of Class A common stock held directly by Onex Partners IV LP, 1,286,619 shares of Class A Common Stock held directly by Onex Partners IV GP LP, 1,829,802 shares of Class A Common Stock held directly by Onex Partners IV PV LP, 20,914,797 shares of Class A Common Stock held directly by Onex Powerschool LP, and 8,968,500 shares of Class A Common Stock held directly by Pinnacle Holdings I L.P. Onex Corporation, a corporation whose subordinated voting shares are traded on the Toronto Stock Exchange, and/or Mr. Gerald W. Schwartz, may be deemed to beneficially own the shares of Class A Common Stock held directly by Onex Partners IV Select LP, Onex US Principals LP, Onex Partners IV LP, Onex Partners IV GP LP, Onex Partners IV PV LP, Onex Powerschool LP and Pinnacle Holdings I L.P., through Onex Corporation’s ownership of all of the equity of Onex Partners Canadian GP Inc., which owns all of the equity of Onex Partners IV GP Limited, the general partner of Onex Partners IV GP LP, the general partner of Onex Partners IV LP, and Onex Partners IV PV LP, which hold interests in Pinnacle Holdings I L.P.; and through Onex Corporation’s ownership of all of the equity of Onex Partners Canadian GP Inc., which owns all of the equity of Onex Partners IV GP LLC, the general partner of Onex Partners IV Select LP, which holds interests in Pinnacle Holdings I L.P.; and through Onex Corporation’s ownership of all of the equity of Onex Private Equity Holdings LLC, which owns all of the equity of Onex American Holdings GP LLC, the general partner of Onex Powerschool LP and Onex US Principals LP. Mr. Gerald W. Schwartz, the Chairman of Onex Corporation, indirectly owns shares representing a majority of the voting rights of the shares of Onex Corporation, and as such may be deemed to beneficially own all of the shares of Class A Common Stock beneficially owned by Onex Corporation. Mr. Schwartz disclaims such beneficial ownership. The address for Onex Corporation and Mr. Schwartz is 161 Bay Street, 49th Floor, Toronto, Ontario, Canada M5J 2S1.

(3)	Includes 106,980 Company RSUs that will vest within 60 days of August 28, 2024.
(4)	Includes 30,485 Company RSUs that will vest within 60 days of August 28, 2024.
(5)	Includes 19,325 Company RSUs that will vest within 60 days of August 28, 2024.
(6)	Includes 6,681 Company RSUs that will vest within 60 days of August 28, 2024.
(7)	Includes 12,640 Company RSUs that will vest within 60 days of August 28, 2024.
(8)	Includes 14,720 Company RSUs that will vest within 60 days of August 28, 2024.
(9)	Includes 13,765 Company RSUs that will vest within 60 days of August 28, 2024.
(10)	Includes 204,596 Company RSUs that will vest within 60 days of August 28, 2024.

Prior Public Offerings

During the past three years, none of PowerSchool, Vista, Onex and their respective affiliates have made an underwritten public offering of Class A Common Stock for cash that was registered under the Securities Act or exempt from registration under Regulation A promulgated thereunder, other than as described below.

Initial Public Offering

On July 30, 2021, PowerSchool completed an initial public offering of 39,473,685 shares of Class A Common Stock at a public offering price of $18.00 per share, receiving approximately $673.2 million in net proceeds, after deducting underwriting discounts and commissions. On August 10, 2021, PowerSchool issued and sold an additional 5,447,581 shares of Class A Common Stock pursuant to the underwriters’ exercise of their option to purchase additional shares, receiving an additional $92.9 million in net proceeds, after deducting underwriting discounts and commissions.

Follow-On Offering

On March 3, 2023, PowerSchool completed a registered secondary public offering, pursuant to which certain selling stockholders, including Hardeep Gulati, Vista and Onex, sold an aggregate of 8,700,000 shares of Class A Common Stock at a public offering price of $21.00 per share. PowerSchool did not receive any proceeds from the sale of shares of Class A Common Stock by the selling stockholders in the secondary public offering.

The table below sets forth the shares sold, and the net proceeds received by the selling stockholders in the secondary public offering:

Selling Stockholder	Shares of Class A Common Stock Sold	Total Proceeds
Vista	4,340,534	$87,505,165
Onex	4,295,739	$86,602,098
Hardeep Gulati	63,727	$1,284,736

Transactions in PowerSchool Class A Common Stock

Except as set forth in “—Prior Public Offerings” above, and other than the Merger Agreement and agreements entered into in connection therewith (as discussed in the section of this information statement entitled “The Merger Agreement”), and certain activity related to PowerSchool’s equity compensation awards discussed elsewhere in this information statement, (i) each of PowerSchool, its directors and executive officers, Parent and Merger Sub and their respective affiliates have not conducted any transactions with respect to shares of Class A Common Stock during the past 60 days and (ii) none of PowerSchool, Parent and Merger Sub or their respective affiliates have purchased shares of PowerSchool Class A Common Stock during the past two years.

Past Contracts, Transactions, Negotiations and Agreements

Except as described above in “—Prior Public Offerings” and “—Transactions in PowerSchool Class A Common Stock,” and other than the Merger Agreement and agreements entered into in connection therewith (as discussed in the section of this information statement entitled “The Merger Agreement”), and certain activity related to PowerSchool’s equity compensation awards discussed elsewhere in this information statement, during the past two years: (i) there were no negotiations, transactions or material contacts between PowerSchool and its affiliates, on the one hand, and Parent and Merger Sub, or their affiliates (in their capacity as such), on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of PowerSchool’s securities, election of PowerSchool’s directors or sale or other transfer of a material amount of assets of PowerSchool, (ii) PowerSchool and its affiliates did not enter into any other transaction with an aggregate value exceeding one percent of PowerSchool’s consolidated revenues with Parent and Merger Sub, or their affiliates and (iii) none of PowerSchool’s executive officers, directors or affiliates that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with any of Parent and Merger Sub, or their affiliates.

Selected Historical Consolidated Financial Data

Set forth below is certain selected historical consolidated financial data relating to PowerSchool. The historical unaudited selected financial data as of and for the six month period ended June 30, 2024, and the audited selected financial data as of and for the fiscal years ended December 31, 2023 and December 31, 2022, have been taken from PowerSchool’s consolidated financial information and statements.

This information is only a summary. The selected historical consolidated financial data as of December 31, 2023 and December 31, 2022 should be read in conjunction with PowerSchool’s annual report on Form 10-K for the fiscal year ended December 31, 2023, and the selected historical consolidated financial data as of and for the six month period ended June 30, 2024 should be read in conjunction with PowerSchool’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2024, each of which is incorporated by reference into this information statement in its entirety. More comprehensive financial information is included in such reports, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by PowerSchool with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See “Where You Can Find Additional Information” beginning on page 145. Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.

Summary Consolidated Balance Sheets

	As of June 30,	As of December 31,
($ in thousands)	2024	2023	2022
Cash and cash equivalents	$20,678	$39,054	$137,471
Total current assets	$155,868	$156,121	$228,653
Total assets	$3,761,242	$3,776,882	$3,583,395
Total current liabilities	$547,553	$516,909	$413,697
Total liabilities	$2,022,623	$2,021,595	$1,849,451
Total stockholders’ equity	$1,738,619	$1,755,287	$1,733,944

Summary Consolidated Statements of Operations and Comprehensive Income (Loss)

	Six Months Ended June 30,		Year Ended December 31,
($ in thousands, except per share information)	2024	2023	2023	2022
Revenue	$376,559	$333,350	$697,651	$630,683
Gross profit	$216,867	$194,832	$413,778	$358,336
Income (loss) from operations	$(5,174)	$9,327	$24,320	$5,904
Net loss	$(48,552)	$(19,108)	$(39,072)	$(27,741)
Net loss attributable to PowerSchool Holdings, Inc.	$(39,569)	$(15,048)	$(31,137)	$(20,787)
Net loss attributable to PowerSchool Holdings, Inc. per share of Class A common stock, basic and diluted	$(0.24)	$(0.09)	$(0.19)	$(0.13)

Book Value Per Share

As of June 30, 2024, the book value per share of Class A Common Stock was $10.44. Book value per share of Class A Common Stock is computed by dividing total equity at June 30, 2024 by the total shares of Class A Common Stock outstanding on that date.

Market Price of PowerSchool Class A Common Stock

Class A Common Stock began trading on the NYSE under the symbol “PWSC” on July 28, 2021. Prior to that, there was no public market for Class A Common Stock. As of June 30, 2024, 166,471,395 shares of Class A Common Stock were issued and outstanding, held by approximately 15 stockholders of record. The following table sets forth, for the periods indicated, the high and low sales prices per share of Class A Common Stock.

	Market Price
	High	Low
2022
Third Quarter	$18.89	$11.65
Fourth Quarter	$23.42	$15.60
2023
First Quarter	$26.05	$18.38
Second Quarter	$21.46	$16.41
Third Quarter	$25.05	$18.73
Fourth Quarter	$24.43	$18.90
2024
First Quarter	$25.16	$19.89
Second Quarter	$22.56	$16.15

On June 5, 2024, the last trading day prior to the announcement of the transactions contemplated by the Merger Agreement, and on September 3, 2024, the latest practicable date before the mailing of this information statement, the closing sale prices per share of Class A Common Stock, as reported on the NYSE, were $22.24 and $22.68, respectively.

If the Merger is consummated, each share of Class A Common Stock (other than the Dissenting Company Shares and Owned Company Shares) will be cancelled and exchanged into the right to receive the Per Share Price, subject to any applicable withholding taxes, and Class A Common Stock will be removed from listing on the NYSE and there will be no further public market for Class A Common Stock.

Dividends

Since the date of our initial public offering, we have not paid dividends on outstanding Class A Common Stock. The terms of the Merger Agreement do not allow us to declare or pay a dividend between June 6, 2024 and the earlier of the consummation of the Merger or the termination of the Merger Agreement. Following the Merger, there will be no further market for the Class A Common Stock.

IMPORTANT INFORMATION REGARDING THE PURCHASER FILING PARTIES

Vista Filing Persons

Vista Equity Partners Fund VI, L.P. is an exempted limited partnership organized under the laws of the Cayman Islands and its principal business is to invest in securities. The general partner of Vista Equity Partners Fund VI, L.P. is Vista Equity Partners Fund VI GP, L.P.

Vista Equity Partners Fund VI-A, L.P. is an exempted limited partnership organized under the laws of the Cayman Islands and its principal business is to invest in securities. The general partner of Vista Equity Partners Fund VI-A, L.P. is Vista Equity Partners Fund VI GP, L.P., an exempted limited partnership organized under the laws of the Cayman Islands a with a principal business of serving and performing the functions of the general partner of certain investment funds. The general partner of Vista Equity Partners Fund VI GP, L.P. is VEPF VI GP, Ltd., an exempted limited partnership organized under the laws of the Cayman Islands with a principal business of serving and performing the functions of the general partner of certain investment funds.

VEPF VI FAF, L.P. is an exempted limited partnership organized under the laws of the Cayman Islands and its principal business is to invest in securities. The general partner of VEPF VI FAF, L.P. is Vista Equity Partners Fund VI GP, L.P.

Severin Topco, LLC is a limited liability company organized under the laws of the state of Delaware and its principal business is to invest in securities.

VEP Group, LLC (“VEP Group”) is a limited liability company organized under the laws of the state of Delaware and its principal business is to serve as and perform the functions of the managing member of certain investment funds.

The foregoing entities listed under the heading “Vista Filing Persons” are referred to herein collectively as the “Vista Entities”. The principal business address of each of the Vista Entities is 4 Embarcadero Center, 20th Fl., San Francisco, California 94111.

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of the Managing Member of VEP Group and the sole director of VEPF VI GP, Ltd. The current business address of Robert F. Smith is c/o Vista Equity Partners, 401 Congress Drive, Suite 3100, Austin, Texas 78701, and Mr. Smith’s business telephone number is (512) 730-2400. Mr. Smith has voting and dispositive power with respect to the securities beneficially held by VEP Group.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Robert F. Smith	United States	Founder and Chief Executive Officer of Vista since 2000.

No Vista Entity and, to the knowledge of the Vista Entities, none of the individuals listed above has during the past five years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Onex Filing Persons

Pinnacle Holdings I L.P. is a limited partnership organized under the laws of the state of Delaware and its principal business is to invest in securities.

Onex Partners IV Select LP is an exempted limited partnership organized under the laws of the Cayman Islands and its principal business is to invest in securities.

Onex US Principals LP is a limited partnership organized under the laws of the state of Delaware and its principal business is to invest in securities.

Onex Partners IV LP is an exempted limited partnership organized under the laws of the Cayman Islands and its principal business is to invest in securities.

Onex Partners IV GP LP is an exempted limited partnership organized under the laws of the Cayman Islands and its principal business is to serve and perform the functions of the general partner of certain investment funds.

Onex Partners IV PV LP is a limited partnership organized under the laws of the state of Delaware and its principal business is to invest in securities.

Onex Powerschool LP is a limited partnership organized under the laws of the state of Delaware and its principal business is to invest in securities.

OPH B LP is a limited partnership organized under the laws of the state of Delaware and its principal business is to invest in securities.

Onex Partners Canadian GP Inc. is a corporation organized under the laws of the Province of Ontario and its principal business is to serve as and perform the functions of the general partner of certain investment funds. The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Onex Partners Canadian GP Inc. Unless otherwise indicated, the current business address of each person is c/o Onex Partners Canadian GP Inc., 161 Bay Street, 49th Floor, Toronto, Ontario, Canada M5J 2S1, and its telephone number is (416) 362-7711. The sole stockholder of Onex Partners Canadian GP Inc. is Onex Corporation.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
David Copeland, Director, Vice President	Canada	Managing Director, Onex Corporation
Colin Sam, Director	Canada	Corporate Secretary and General Counsel, Onex Corporation
Christopher A. Govan, President	Canada	Senior Managing Director and Chief Financial Officer, Onex Corporation
Ewout Heersink, Vice President	Canada	Vice Chairman, Onex Corporation
Derek Mackay, Vice President	Canada	Managing Director, Onex Corporation

Onex American Holdings GP LLC is a limited liability company organized under the laws of the state of Delaware and its principal business is to serve as and perform the functions of the general partner of certain investment funds.

Onex Private Equity Holdings LLC is a limited liability company organized under the laws of the state of Delaware and its principal business is to invest in securities.

Onex Partners IV GP Ltd. is an exempted limited company organized under the laws of the Cayman Islands and its principal business is a to serve as and perform the functions of the general partner of certain investment funds. The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Onex Partners Canadian GP Inc. Unless otherwise indicated, the current business address of each person is c/o Onex Partners IV GP Ltd., 161 Bay Street, 49th Floor, Toronto, Ontario, Canada M5J 2S1, and its telephone number is (416) 362-7711. The sole stockholder of Onex Partners IV GP Ltd. Is Onex Partners Canadian GP Inc.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Sam Camens, Director	United States	Managing Director, Onex Corporation
David Copeland, Director	Canada	Managing Director, Onex Corporation
Nigel Wright, Director	Canada	Co-Head, Onex Partners

Onex Partners IV GP LLC is a limited liability company organized under the laws of the state of Delaware and its principal business is to serve as and perform the functions of the general partner of certain investment funds.

Onex Corporation, whose subordinated voting shares are traded on the Toronto Stock Exchange, is a corporation organized under the laws of the Province of Ontario and its principal business is carrying on a multi-strategy alternative asset management business which manages and invests capital across private equity and public and private credit investment platforms on behalf of its shareholders and institutional investors. The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Onex Corporation. Unless otherwise indicated, the current business address of each person is c/o Onex Corporation, 161 Bay Street, 49th Floor, Toronto, Ontario, Canada M5J 2S1, and its telephone number is (416) 362-7711.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Gerald W. Schwartz, Director and Chairman of the Board	Canada	Founder and Chairman, Onex Corporation
Robert Le Blanc, Director, Chief Executive Officer and President	United States	Chief Executive Officer and President, Onex Corporation
Ewout Heersink, Director and Vice Chairman	Canada	Vice Chairman, Onex Corporation
Mitchell Goldhar, Director	Canada	Executive Chairman of the Board, SmartREIT
Lisa Carnoy, Director	United States	Chief Financial Officer and Head of Operations, AlixPartners
Sarabjit Marwah, Director	Canada	Retired
John B. McCoy, Director	United States	Retired
Robert S. Prichard, Director	Canada	Nonexecutive Chairman, Torys LLP
Heather Reisman, Director	Canada	Chief Executive Officer of Indigo Books & Music Inc.
Beth Wilkinson, Director	United States	Founder, Wilkinson Stekloff LLP
Sara Wechter, Director	United States	Chief Human Resources Officer, Citigroup Inc.
Colin Sam, Corporate Secretary and General Counsel	Canada	Corporate Secretary and General Counsel, Onex Corporation
Derek MacKay, Managing Director	Canada	Managing Director, Onex Corporation
David Copeland, Managing Director	Canada	Managing Director, Onex Corporation
Yonah Feder, Managing Director	United States	Managing Director, Onex Corporation
Christopher A. Govan, Senior Managing Director and Chief Financial Officer	Canada	Senior Managing Director and Chief Financial Officer, Onex Corporation
Anthony Munk, Vice Chairman	Canada	Vice Chairman, Onex Corporation

The foregoing entities listed under the heading “Onex Filing Persons” are referred to herein collectively as the “Onex Entities”. The principal business address of Onex Corporation, Onex Partners IV GP Ltd. and Onex

Partners Canadian GP Inc. is 161 Bay Street, 49th Floor, Toronto, Ontario, Canada M5J 2S1. The principal business address of Onex Partners IV LP, Pinnacle Holdings I LP, Onex Powerschool LP, Onex Partners IV Select LP, Onex Partners IV PV LP, Onex Partners IV GP LP, Onex US Principals LP, Onex Private Equity Holdings LLC, Onex American Holdings GP LLC and Onex Partners IV GP LLC is 712 Fifth Avenue, 40th Floor, New York, NY 10019.

No Onex Entity and, to the knowledge of the Onex Entities, none of the individuals listed above has during the past five years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Parent Entities

Merger Sub. The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Merger Sub. Unless otherwise indicated, the current business address of each person is 200 Clarendon Street, Boston, MA 02116, and its telephone number is (617) 516-2000. Merger Sub is a Delaware corporation and its principal business is to engage in the transactions contemplated by the Merger Agreement. The sole stockholder of Merger Sub is Parent.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Dave Humphrey, Director and President	United States	Partner, Bain Capital Private Equity
Max de Groen, Director and Vice President	United States	Partner, Bain Capital Private Equity
Valentin Fernandez, Director, Vice President and Treasurer	United States	Principal, Bain Capital Private Equity
Krista Snow, Vice President	United States	Partner and Head of Fund Tax, Bain Capital Private Equity
Bryan Curran, Secretary	United States	General Counsel, Bain Capital Private Equity

Parent. The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each officer and director of Parent. Unless otherwise indicated, the current business address of each person is 200 Clarendon Street, Boston, MA 02116, and its telephone number is (617) 516-2000. Parent is a Delaware corporation and its principal business is to hold the capital stock of Merger Sub. Following the consummation of the Merger, Parent will own all of the outstanding capital stock of PowerSchool. The sole stockholder of Parent is BCPE Polymath Intermediate, LLC.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Dave Humphrey, Director and President	United States	Partner, Bain Capital Private Equity
Max de Groen, Director and Vice President	United States	Partner, Bain Capital Private Equity
Valentin Fernandez, Director, Vice President and Treasurer	United States	Principal, Bain Capital Private Equity
Krista Snow, Vice President	United States	Partner and Head of Fund Tax, Bain Capital Private Equity
Bryan Curran, Secretary	United States	General Counsel, Bain Capital Private Equity

Neither Merger Sub nor Parent and, to the knowledge of Merger Sub and Parent, none of the individuals listed above has during the past five years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Bain Entities

BCPE Polymath Intermediate, LLC is a Delaware limited liability company and its principal business is to invest in securities. The sole member of BCPE Polymath Intermediate, LLC is BCPE Polymath Parent, Inc.

BCPE Polymath Parent, Inc. is a Delaware corporation and its principal business is to invest in securities. The sole stockholder of BCPE Polymath Parent, Inc. is BCPE Polymath Topco, LP.

BCPE Polymath Topco, LP is a Delaware limited partnership and its principal business is to invest in securities. The general partner of BCPE Polymath Topco, LP is BCPE Polymath Topco GP, LLC.

BCPE Polymath Topco GP, LLC is a Delaware limited liability company and its principal business is to invest in securities. The sole member of BCPE Polymath Topco GP, LLC is Bain Capital Fund XIII, L.P.

Bain Capital Fund XIII, L.P. is a Delaware limited partnership and its principal business is to invest in securities. The general partner of Bain Capital Fund XIII, L.P. is Bain Capital XIII General Partner, LLC.

Bain Capital XIII General Partner, LLC is a Delaware limited liability company and its principal business is to invest in securities. The manager of Bain Capital XIII General Partner, LLC is Bain Capital Investors, LLC.

Bain Capital Investors, LLC is a Delaware limited liability company and its principal business is to invest in securities. The following table sets forth information regarding the controlling persons of Bain Capital Investors, LLC.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
John Connaughton	United States	Partner at Bain Capital Investors, LLC
Chris Gordon	United States	Partner at Bain Capital Investors, LLC
David Gross	United States	Partner at Bain Capital Investors, LLC

The principal business address for each of the Bain Entities and the controlling persons is 200 Clarendon Street, Boston, MA 02116 and their telephone number is (617) 516-2000.

No Bain Entity and, to the knowledge of the Bain Entities, none of the individuals listed above has during the past five years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

APPRAISAL RIGHTS

General

Under the DGCL, you have the right to demand appraisal and to receive payment in cash for the fair value of your shares of Class A Common Stock as determined by the Delaware Court of Chancery, together with interest, if any, as determined by the Delaware Court of Chancery, in lieu of the consideration you would otherwise be entitled to pursuant to the Merger Agreement, subject to the requirements and limitations set forth in Section 262 of the DGCL described herein. These rights are known as appraisal rights. Stockholders and beneficial owners electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. Strict compliance with the statutory procedures is required to perfect appraisal rights under Delaware law.

This section is intended as a brief summary of the material provisions of Delaware law pertaining to appraisal rights. The following discussion, however, is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and attached to this information statement as Annex G. All references in Section 262 of the DGCL and in this summary to “stockholder” (and all references in this summary to “holder”) are to the record holder of the shares of Class A Common Stock immediately prior to the Effective Time as to which appraisal rights are asserted. All references within Section 262 of the DGCL and this summary to “beneficial owner” mean the beneficial owner of shares of Class A Common Stock held either in voting trust or by a nominee on behalf of such person. Failure to comply strictly with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation as to whether or not a PowerSchool stockholder or beneficial owner should exercise its right to seek appraisal under Section 262 of the DGCL.

If the Merger is consummated, subject to certain exceptions specified in Section 262 of the DGCL and summarized below, holders and beneficial owners of shares of Class A Common Stock who: (a) submit a proper written demand for appraisal of such shares to PowerSchool; (b) continuously remain the record holders or beneficial owners, as the case may be, of such shares through the Effective Time; and (c) otherwise comply with the applicable procedures and requirements set forth in Section 262 of the DGCL will be entitled to have their shares appraised by the Delaware Court of Chancery and receive payment in cash of the “fair value” of such shares (as determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment or expectation of the Merger) as of the completion of the Merger instead of the Merger Consideration. Any such PowerSchool stockholder or beneficial owner awarded “fair value” for the holder’s shares by the court would receive payment of that fair value in cash, together with interest, if any, in lieu of the right to receive the Merger Consideration. It is possible that any such “fair value” as determined by the Delaware Court of Chancery may be more or less than, or the same as, that which PowerSchool stockholders will receive pursuant to the Merger Agreement.

When a merger agreement is approved by written consent without a meeting pursuant to Section 228 of the DGCL, as is the case with the Merger Agreement, Section 262 requires that either a constituent corporation before, or the surviving corporation within 10 days after, the effective date of the merger notify each of its stockholders who is entitled to appraisal rights that appraisal rights are so available and must include in each such notice a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. Such notice, if given on or after the effective date of the merger, must also notify the stockholders of the effective date of the merger. This information statement constitutes our notice to PowerSchool’s stockholders of the availability of appraisal rights in connection with the Merger in compliance with the requirements of Section 262 of the DGCL and a copy of the applicable statutory provisions is accessible at the following publicly available website without subscription or cost: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Stockholders or beneficial owners who wish to exercise appraisal rights or who wish to preserve the right to do so should review the following summary and the applicable statutory provisions carefully. Failure to comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of PowerSchool unless certain stock ownership conditions are satisfied by the PowerSchool stockholders and beneficial owners seeking appraisal. Because of the complexity of the procedures for exercising the right to seek appraisal, stockholders and beneficial owners who wish to exercise appraisal rights are urged to consult with their own legal and financial advisors in connection with compliance under Section 262 of the DGCL. A PowerSchool stockholder who loses his, her, their or its appraisal rights will be entitled to receive the Merger Consideration.

How to Exercise and Perfect Your Appraisal Rights

If you are a PowerSchool stockholder or beneficial owner and wish to exercise the right to seek an appraisal of your shares of Class A Common Stock, you must satisfy each of the following conditions:

•

you must deliver to PowerSchool a written demand for appraisal within 20 days after the date of PowerSchool giving this notice. The demand must reasonably inform us of the identity of the stockholder of record or beneficial owner, as applicable, holding the shares for which appraisal is demanded, the intention of the person to demand appraisal of his, her or its shares and, in the case of a demand made by a beneficial owner, reasonably identify the stockholder of record of such shares and must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of the shares and a statement that such documentary evidence is a true and correct copy of what it purports to be and must provide an address at which such beneficial owner consents to receive notices given by the surviving corporation under Section 262 of the DGCL and to be set forth on the verified list required by Section 262(f) of the DGCL. A stockholder’s and beneficial owner’s failure to make a written demand for appraisal on or before the expiration of such 20-day period will result in the loss of that holder’s appraisal rights. For clarity, such 20-day period will begin to run on the date of mailing of this information statement;

•	you must not consent to, or vote in favor of, the Merger;

•

you must continuously hold (in the case of a stockholder demanding appraisal) or beneficially own (in the case of a beneficial owner demanding your appraisal) your shares of Class A Common Stock from the date of making the demand through the Effective Time. You will lose your appraisal rights if you are a stockholder of record and transfer the shares, of if you are a beneficial owner and cease to beneficially own such shares, before the Effective Time;

•

any stockholder or beneficial owner who has complied with the requirements of Section 262 of the DGCL or PowerSchool must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the Effective Time. PowerSchool is under no obligation to file any petition and has no present intention of doing so; and

•	you must otherwise comply with the applicable procedures and requirements set forth in Section 262 of the DGCL.

If you fail to comply with any of these conditions and the Merger is completed, you will be entitled to receive the Merger Consideration, but you will have no appraisal rights with respect to your shares of Class A Common Stock.

In addition, because the Class A Common Stock is listed on a national securities exchange and is expected to continue to be listed on such exchange immediately prior to the consummation of the Merger, the Delaware Court of Chancery will dismiss appraisal proceedings as to all shares of Class A Common Stock, unless (a) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of Class A Common Stock eligible for appraisal or (b) the value of the consideration provided in the Merger for such total number of shares entitled to appraisal exceeds $1 million. We refer to conditions (a) and (b) as the “ownership thresholds.” At least one of the ownership thresholds must be met in order for Company stockholders to be entitled to seek appraisal with respect to such shares of Class A Common Stock.

Who May Exercise Appraisal Rights

A demand for appraisal must be executed by or on behalf of the stockholder of record or beneficial owner of the shares. The demand should set forth, fully and correctly, the name of the stockholder holding the shares in record name as it appears on the stock certificates (or in the stock ledger). The demand must reasonably inform PowerSchool of the identity of the record holder, or beneficial owner, as applicable, of the shares and that the stockholder or beneficial owner intends to demand appraisal of his, her or its common stock. In addition, if a demand is made by a beneficial owner, the demand must (a) reasonably identify the holder of record of the shares for which the demand is made, (b) provide documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (c) provide an address at which such beneficial owner consents to receive notices given by the Company and the office of Register in Chancery and to be set forth on the verified list required by Section 262(f) of the DGCL. A holder of record, such as a bank, broker or other nominee, who holds shares of Class A Common Stock as a nominee or intermediary for others, may exercise his, her or its right of appraisal with respect to the shares of Class A Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Class A Common Stock as to which appraisal is sought. Where no number of shares of Class A Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Class A Common Stock held in the name of the holder of record or beneficially owned by the beneficial owner.

If you own shares of Class A Common Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, the demand for appraisal should be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the holder or holders of record and expressly disclose the fact that, in exercising the demand, such person is acting as an agent.

If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:

PowerSchool Holdings Inc.

150 Parkshore Drive

Folsom, California 95630

Attention: Chief Legal Officer

Surviving Corporation’s Actions After Completion of the Merger

If the Merger is consummated, the Surviving Corporation will give written notice of the Effective Time within ten days after the Effective Time to all of the PowerSchool stockholders and beneficial owners that are entitled to appraisal rights; provided, however, that if such notice is sent more than 20 days following the sending of this information statement, such notice need only be sent to each holder and beneficial owner who is entitled to appraisal rights and who has demanded appraisal of his, her or its shares of Class A Common Stock in accordance with Section 262 of the DGCL. At any time within 60 days after the Effective Time, any person entitled to appraisal who did not commence an appraisal proceeding or join in such a proceeding as a named party will have the right to withdraw the demand and to accept the Merger Consideration in accordance with the Merger Agreement for his, her or its shares of Class A Common Stock. In addition, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder or beneficial owner without the approval of the Delaware Court of Chancery, which approval may be conditioned on the terms the Delaware Court of Chancery deems just (including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made with respect to the allocation of the expenses of the proceeding); provided, however, that this provision will not affect the right of any PowerSchool stockholder or beneficial owner that has made an appraisal demand but who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s or beneficial owner’s demand for appraisal and to accept the terms and the Merger Consideration offered in the Merger within 60 days after the Effective Time. Within 120 days after the Effective Time, either a record holder or a beneficial owner of Class A Common Stock, provided such person has complied with the requirements of Section 262 of the DGCL and is otherwise entitled to appraisal rights, or the Surviving Corporation must commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder or beneficial owner, demanding an appraisal of the value of the shares of Class A Common Stock held by all persons who have properly demanded appraisal. The Surviving Corporation is under no obligation to file an appraisal petition and has no present intention of doing so. If you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

Within 120 days after the Effective Time, any stockholder or beneficial owner who has complied with the provisions of Section 262 of the DGCL will be entitled to receive from the Surviving Corporation, upon written request, a statement setting forth the aggregate number of shares of Class A Common Stock with respect to which PowerSchool has received demands for appraisal, and the aggregate number of holders or beneficial owners holding or owning those shares (for which purpose the record holder of shares held by a beneficial owner who has made a demand for appraisal shall not be considered a separate stockholder holding such shares). The Surviving Corporation must give this statement to you within the later of (a) ten days after receipt by the Surviving Corporation of the request therefor or (b) ten days after expiration of the period for delivery of demands for appraisal.

If a petition for appraisal is duly filed by you or another holder of record or beneficial owner of Class A Common Stock who has properly exercised his, her or its appraisal rights in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the Surviving Corporation, the Surviving Corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all holders and beneficial owners who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the Surviving Corporation. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all persons shown on the verified list at the addresses stated therein. The costs of these notices are borne by the Surviving Corporation. After notice to persons who demanded appraisal of their shares of Class A Common Stock as may be required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 and who have become entitled to appraisal thereunder. The Delaware Court of Chancery will then determine which stockholders and beneficial owners are entitled to appraisal rights and may require the persons demanding appraisal for their shares represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and the Delaware Court of Chancery may dismiss the proceedings as to any such person who fails to comply with this direction. The Delaware Court of Chancery will also dismiss proceedings as to all PowerSchool stockholders and beneficial owners if neither of the ownership thresholds described above is met. Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of Class A Common Stock for which the applicable stockholders and beneficial owners thereof are entitled to appraisal, in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of such shares of Class A Common Stock at the Effective Time, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any point prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person entitled to appraisal. Notwithstanding the foregoing or anything herein to the contrary, if the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL, interest will accrue thereafter only on the sum of (a) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (b) interest accrued on the amount of the voluntary cash payment before such payment was made, unless such interest was paid at the time the voluntary cash payment is made. Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, less any amounts already paid in a voluntary cash payment, with interest thereon, if any, to the persons entitled to receive the same. Payment shall be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order.

In determining the fair value, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.”

The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which were known, or which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. The Delaware Supreme Court has recently indicated that transaction price is one of the relevant factors the Delaware Court of Chancery may consider in determining fair value and that absent deficiencies in the sale process the transaction price may be given “considerable weight.” Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

You should be aware that the fair value of your shares of Class A Common Stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the value that you are entitled to receive under the terms of the Merger Agreement and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL.

Moreover, neither PowerSchool nor Parent anticipates offering more than the Per Share Price to any PowerSchool stockholder or beneficial owner exercising appraisal rights and reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL and to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Class A Common Stock is less than the Per Share Price. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery.

If no party files a petition for appraisal within 120 days after the Effective Time or if neither of the ownership thresholds above has been satisfied in respect of such shares, then all PowerSchool stockholders and beneficial owners will lose the right to an appraisal and will instead receive the Per Share Price described in the Merger Agreement, without interest thereon.

The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may tax those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Upon application of any person whose name appears on the verified list filed by the Surviving Corporation who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may order all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of Class A Common Stock entitled to appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL. In the absence of such an order, each party to the appraisal proceeding bears its own expenses of its attorneys and experts.

If you have duly demanded an appraisal in compliance with Section 262 of the DGCL you may not, on or after the Effective Time, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of Class A Common Stock as of a record date prior to the Effective Time.

If a person who has made a demand for an appraisal in accordance with Section 262 shall deliver to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares of Class A Common Stock in accordance with subsection (e) of Section 262, either within 60 days after the Effective Time or thereafter with the written approval of the Surviving Corporation, then the right of such person to an appraisal of such shares subject to the withdrawal will cease. Notwithstanding the foregoing, an appraisal proceeding in the Delaware Court of Chancery shall not be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under subsection (j) of Section 262; provided, however, that any person who has not commenced an appraisal proceeding or joined such proceeding as a named party may withdraw such person’s demand for appraisal and to accept the terms and the Per Share Price offered in the Merger within 60 days after the Effective Time. If you fail to perfect, successfully withdraw your demand for appraisal, or lose the appraisal right, your shares of Class A Common Stock will be converted into the right to receive the Per Share Price, without interest thereon.

Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights will result in the loss of your appraisal rights. In that event, you will be entitled to receive the Per Share Price for your shares of Class A Common Stock in accordance with the Merger Agreement without interest. In view of the complexity of the provisions of Section 262 of the DGCL, if you are a PowerSchool stockholder or beneficial owner and are considering exercising your appraisal rights under the DGCL, you are urged to consult your own legal and financial advisor.

Holders and beneficial owners of Class A Common Stock considering seeking to exercise their appraisal rights should be aware that the fair value of their shares of Class A Common Stock as determined under Section 262 could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Class A Common Stock. Failure to comply strictly with all of the procedures set forth in Section 262 will result in a loss of statutory appraisal rights. The process of demanding and exercising appraisal rights requires compliance with the prerequisites of Section 262 of the DGCL.

Consequently, and in view of the complexity of the provisions of Section 262, if you wish to exercise your appraisal rights, you are urged to consult with your own legal and financial advisors in connection with compliance under Section 262 of the DGCL. To the extent there are any inconsistencies between the foregoing summary and Section 262 of the DGCL, the DGCL will govern.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC. These reports contain additional information about PowerSchool. PowerSchool’s SEC filings are made electronically available to the public at the SEC’s website located at www.sec.gov. Stockholders can also obtain free copies of our SEC filings through the “Investor Relations” section of PowerSchool’s website at www.investors.powerschool.com. Our website address is being provided as an inactive textual reference only. The information provided on, or accessible through, our website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, is not part of this information statement, and therefore is not incorporated herein by reference.

The SEC allows PowerSchool to “incorporate by reference” information that it files with the SEC in other documents into this information statement. This means that PowerSchool may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this information statement. This information statement and the information that PowerSchool files later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this information statement.

PowerSchool also incorporates by reference in this information statement the following documents filed by it with the SEC under the Exchange Act:

Company Filings:	Periods:
Annual Report on Form 10-K	Fiscal Year ended December 31, 2023, as filed March 1, 2024

Quarterly Reports on Form 10-Q	Fiscal Quarters ended March 31, 2024, as filed May 7, 2024 and June 30, 2024, as filed August 9, 2024

Current Reports on Form 8-K	March 12, 2024, as filed March 18, 2024; May 2, 2024 as filed May 7, 2024; June 6, 2024 as filed June 7, 2024, June 6, 2024 as filed June 10, 2024 and August 9, 2024 as filed August 9, 2024

PowerSchool undertakes to provide without charge to each person to whom a copy of this information statement has been delivered, upon written or oral request, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference in this information statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this information statement incorporates. You may request a copy of these filings by telephone at (877) 873-1550 or by writing to us at:

Shane Harrison, Senior Vice President, Investor Relations

150 Parkshore Drive

Folsom, California 95630

Because the Merger is a “going private” transaction, PowerSchool, the Principal Stockholders and certain of their affiliates have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC. PowerSchool will amend the Schedule 13E-3 to incorporate by reference any additional documents that it may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement to the extent required to fulfill the Company’s obligations under the Exchange Act.

Parent, Merger Sub and Bain have supplied, and PowerSchool has not independently verified, the information in this information statement relating to Parent, Merger Sub and Bain.

Stockholders should not rely on information that purports to be made by or on behalf of PowerSchool other than that contained in or incorporated by reference in this information statement. PowerSchool has not authorized anyone to provide information on behalf of PowerSchool that is different from that contained in this information statement. This information statement is dated September 4, 2024. No assumption should be made that the information contained in this information statement is accurate as of any date other than that date, and the mailing of this information statement will not create any implication to the contrary.

Annex A

AGREEMENT AND PLAN OF MERGER

by and among

BCPE POLYMATH BUYER, INC.,

BCPE POLYMATH MERGER SUB, INC.

and

POWERSCHOOL HOLDINGS, INC.

Dated as of June 6, 2024

A-1

A-i

A-ii

EXHIBITS

Exhibit A	Certificate of Incorporation of the Surviving Corporation
Exhibit B	Form of Support and Rollover Agreement
Exhibit C	Form of Stockholder Consent

A-iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of June 6, 2024, by and among BCPE Polymath Buyer, Inc., a Delaware corporation (“Parent”), BCPE Polymath Merger Sub, Inc., a Delaware corporation and a wholly owned direct or indirect subsidiary of Parent (“Merger Sub”), and PowerSchool Holdings, Inc., a Delaware corporation (the “Company”). Each of Parent, Merger Sub and the Company are sometimes referred to herein as a “Party.” All capitalized terms that are used in this Agreement have the respective meanings given to them in this Agreement.

RECITALS

A. The Company Board has established a special committee of the Company Board (the “Special Committee”), comprised solely of disinterested and independent members of the Company Board, and empowered the Special Committee to, among other things, (i) review, evaluate and negotiate a potential acquisition by Parent of the outstanding shares of Company Common Stock, and (ii) to make a recommendation to the Company Board as to what action, if any, should be taken by the Company Board with respect to the foregoing;

B. The Special Committee has unanimously (i) determined that it is fair to, and in the best interests of, the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company being the surviving corporation in the Merger in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth herein; (ii) resolved to recommend that the Company Board approve and adopt this Agreement; and (iii) resolved to recommend that the Company Board submit this Agreement to the Company Stockholders for their adoption and recommend that the Company Stockholders vote in favor of the adoption of this Agreement;

C. The Company Board (acting on the recommendation of the Special Committee) has unanimously (among those directors attending the applicable meeting of the Company Board) (i) determined that it is fair to, and in the best interests of, the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth herein; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger and the other Transactions upon the terms and subject to the conditions set forth herein; (iii) directed that the adoption of this Agreement be submitted for consideration by the Company Stockholders in accordance with this Agreement; and (iv) resolved to recommend that the Company Stockholders approve and adopt this Agreement in accordance with the DGCL.

D. (i) Each of the board of directors of Parent and the board of directors of Merger Sub has (a) declared it advisable to enter into this Agreement; and (b) approved the execution and delivery of this Agreement, the performance of their respective covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein; and (ii) Parent, in its capacity as the sole stockholder of Merger Sub, will adopt this Agreement by written consent promptly following its execution.

E. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Sub have delivered a limited guarantee (the “Limited Guarantee”) from Bain Capital Fund XIII, L.P., a Delaware limited partnership, and Bain Capital Fund (Lux) XIII, SCSp, a special limited partnership organized and established under the laws of Grand Duchy of Luxembourg (each individually, a “Limited Guarantor”, and collectively, the “Limited Guarantors”), in favor of the Company, pursuant to which, subject to the terms and conditions contained therein, the Limited Guarantors are guaranteeing certain obligations of Parent and Merger Sub contained in this Agreement.

F. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s and Parent’s willingness to enter into this Agreement, each of the Principal Stockholders (collectively, the “Rollover Stockholders”) have entered into support and rollover agreements (collectively, the “Support and Rollover Agreements”) with the Company and Parent (and/or its Affiliates) in the forms attached hereto as Exhibit B, dated as of the date of this Agreement, with respect to certain obligations of such Rollover Stockholders relating to this Agreement, including, an agreement to contribute, directly or indirectly, the Class A Rollover Shares and Rollover Units, as applicable, held by them to Parent (or any direct or indirect parent company thereof) as specified in the applicable Support and Rollover Agreement.

G. Parent, Merger Sub and the Company desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Merger; and (ii) prescribe certain conditions with respect to the consummation of the Merger.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Parent, Merger Sub and the Company agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means any confidentiality agreement (i) in effect as of the date hereof or (ii) executed, delivered and effective after the date hereof and, in the case of clause (ii), containing terms that are not less favorable to the Company in any material respect than those contained in the Confidentiality Agreement, except that such confidentiality agreement need not contain any “standstill” or similar provision or otherwise prohibit the making of any Acquisition Proposal; provided that such agreement shall not contain provisions that prohibit the Company from complying with Section 5.3.

(b) “Acquisition Proposal” means any bona fide written offer or proposal (other than an offer or proposal by Parent or Merger Sub) to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the Merger) involving:

(i) any direct or indirect purchase or other acquisition by any Person or Group, whether from the Company or any other Person(s), of shares of Class A Common Stock representing more than 20% of the Class A Common Stock outstanding after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 20% of the Class A Common Stock outstanding after giving effect to the consummation of such tender or exchange offer;

(ii) any direct or indirect purchase or other acquisition (including by any exclusive license) by any Person or Group of more than 20% of the consolidated assets (including equity securities of the Subsidiaries of the Company), net revenue or net income of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof);

(iii) any direct or indirect merger, consolidation, business combination, joint venture, partnership, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company or any of its Subsidiaries pursuant to which any Person or Group (other than the Principal Stockholders, provided that such Principal Stockholders shall continue to maintain substantially the same relative ownership interest in the Company and its Subsidiaries before and after such Acquisition Transaction), would hold, directly or indirectly, more than 20% of the equity interests of the Company or the surviving or resulting entity of such transaction after giving effect to the consummation of such transaction; or

(iv) any combination of the foregoing.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise. For the avoidance of doubt, (i) none of the Principal Stockholders or any investment funds or investment vehicles affiliated with or under common management with the Principal Stockholders, any portfolio company (as such term is commonly understood in the private equity industry) or investment of the Principal Stockholders or any other Person that would otherwise be an Affiliate of the Principal Stockholders pursuant to this definition shall be an “Affiliate” of the Company or any of its Subsidiaries (provided that this clause (i) shall not apply with respect to the definition of “Company Related Parties”, the Equity Commitment Letter or the Limited Guarantee) and (ii) with respect to Parent or Merger Sub, the term “Affiliate” shall not include any investment funds or investment vehicles affiliated with or under common management with Bain Capital Private Equity, LP, any portfolio company (as such term is commonly understood in the private equity industry) or investment of Bain Capital Private Equity, LP or any other Person that would otherwise be an Affiliate of Parent pursuant to this definition (provided that this clause (ii) shall not apply with respect to the definition of “Parent Related Parties”, Section 2.7, the Equity Commitment Letter or the Limited Guarantee).

(e) “Anti-Corruption Laws” means (i) the U.S. Foreign Corrupt Practices Act of 1977 (as amended), (ii) the United Kingdom Bribery Act, (iii) anti-bribery legislation promulgated by the European Union and implemented by its member states, (iv) legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and (v) other anti-bribery and anti-corruption laws, regulations or ordinances applicable to the Company and its Subsidiaries and their respective operations from time to time.

(f) “Anti-Money Laundering Laws” means anti-money laundering-related laws, regulations, and codes of practice applicable to the Company and its Subsidiaries and their operations from time to time, including without limitation (i) the EU Anti-Money Laundering Directives and any laws, decrees, administrative orders, circulars, or instructions implementing or interpreting the same, and (ii) the applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transaction Reporting Act of 1970, as amended.

(g) “Antitrust Law” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914, and all other Laws, in any jurisdiction, whether domestic or foreign, in each case that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Merger.

(h) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2023 set forth in the Company’s Form 10-K filed by the Company with the SEC on March 1, 2024.

(i) “Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York, New York.

(j) “Bylaws” means the Amended and Restated Bylaws of the Company.

(k) “CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as signed into law by the President of the United States on March 27, 2020.

(l) “CEWS” means the Canada Emergency Wage Subsidy, for purposes of section 125.7 of the Tax Act, and any other COVID-19 related direct or indirect wage subsidy offered by a Canadian federal, provincial, or local Governmental Authority.

(m) “Charter” means the Amended and Restated Certificate of Incorporation of the Company, dated as of July 27, 2021.

(n) “Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.

(o) “Class A Rollover Shares” has the meaning set forth in the Support and Rollover Agreements.

(p) “Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Company.

(q) “Code” means the Internal Revenue Code of 1986, as amended.

(r) “Company Board” means the Board of Directors of the Company.

(s) “Company Common Stock” means, collectively, the Class A Common Stock and Class B Common Stock.

(t) “Company Credit Agreement” means the First Lien Credit Agreement, dated as of August 1, 2018, as amended, amended and restated, supplemented or otherwise modified from time to time, among Severin Acquisition, LLC, the other borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto and Barclays Bank PLC, as administrative agent, and all pledge, security and other agreements and documents related thereto.

(u) “Company Intellectual Property” means any Intellectual Property that is owned by the Company or any of its Subsidiaries.

(v) “Company Material Adverse Effect” means any change, event, effect, development or occurrence that, individually or in the aggregate, has had, or reasonably would be expected to have, a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or (y) the ability of the Company to consummate the Transactions prior to the Termination Date; provided that, solely with respect to clause (x), none of the following, and no changes, events, effects, developments or occurrences arising out of, relating to or resulting from the following (in each case, by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur (subject to the limitations set forth below):

(i) any general economic conditions, or conditions in the global, international or regional economy generally, including changes in inflation, supply chain disruptions, and labor shortages;

(ii) any conditions in the equity, credit, debt, financial, currency or capital markets, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(iii) changes in conditions that generally affect the industries in which the Company and its Subsidiaries conduct business or in any specific jurisdiction or geographical area in which the Company or any of its Subsidiaries conducts business;

(iv) any political or geopolitical conditions, outbreak of hostilities, armed conflicts, acts of war (whether or not declared), rebellion, insurrection, sabotage, terrorism (including cyberterrorism not specifically targeted at the Company or its Subsidiaries or disproportionately impacting the Company or its Subsidiaries) or military actions, including any escalation or worsening of the foregoing or any threats thereof, in each case, in the United States or any other country or region in the world;

(v) earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, nuclear incidents, foreign or domestic social protest or social unrest (whether or not violent) or other natural or man-made disasters, weather conditions, power outages or electrical black-outs, and other force majeure events, including any escalation or worsening of, or any Law or sanction, mandate, directive, pronouncement, guideline or recommendation issued by a Governmental Authority in response to, any of the foregoing, in each case, in the United States or any other country or region in the world in which the Company or its Subsidiaries;

(vi) the negotiation, execution, delivery or performance of this Agreement or the announcement of this Agreement or the pendency of the Merger, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with customers, suppliers, vendors, resellers, lenders, lessors, business or joint venture partners, employees (including any employee attrition), regulators, Governmental Authorities or any other third Person (other than for the purposes of the representations and warranties set forth in Section 3.5 and Section 3.6 of this Agreement and any other representation and warranty contained in this Agreement to the extent that such representation and warranty expressly addresses consequences resulting from the negotiation, execution, delivery or performance of this Agreement or the permitted announcement of this Agreement and the related conditions to Closing);

(vii) the compliance by any Party with the terms of this Agreement, including any action required to be taken or required to be refrained from being taken pursuant to the express terms of this Agreement (other than in compliance with Section 5.1);

(viii) any action taken or refrained from being taken, in each case to which Parent has expressly approved or consented in writing to following the date of this Agreement;

(ix) any changes or proposed changes in GAAP or other accounting standards, or in any applicable Laws (or the enforcement or interpretation of any of the foregoing) after the date hereof, including the adoption, implementation, repeal or modification of any applicable Law, regulation or policy (or the enforcement or interpretation thereof) by any Governmental Authority, or any panel or advisory body empowered or appointed thereby;

(x) any epidemics, pandemics (including COVID-19), plagues, other outbreaks of illness or public health events (including quarantine restrictions mandated or recommended by any Governmental Authority in response to any of the foregoing), including any escalation or worsening of any of the foregoing, in each case, in the United States or any other country or region in the world;

(xi) any COVID-19 Measures;

(xii) any anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions in the United States or any other country or region in the world;

(xiii) any changes in the price or trading volume of the Class A Common Stock or to the Company’s credit ratings, in each case, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded hereunder);

(xiv) any failure by the Company and its Subsidiaries to meet (A) any internal or public estimates of the Company’s revenue, earnings or other financial performance or results of operations for any period ending after the date of this Agreement; or (B) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure described in (A) or (B) may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded hereunder);

(xv) the availability or cost of equity, debt or other financing to Parent or Merger Sub (it being understood that the underlying cause of any such availability or cost may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded hereunder); and

(xvi) any Transaction Litigation or any demand or Legal Proceeding for appraisal of the fair value of any shares of Class A Common Stock pursuant to the DGCL in connection herewith.

except, in each case of clauses (i), (ii), (iii), (iv), (v), (ix), (x) and (xi) to the extent that such changes, events, effects, developments or occurrences have had a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.

(w) “Company MSUs” means awards of market share units of the Company granted pursuant to the Company Stock Plan.

(x) “Company Preferred Stock” means the preferred stock, par value $0.0001 per share, of the Company.

(y) “Company PSUs” means awards of performance share units of the Company granted pursuant to the Company Stock Plan.

(z) “Company Registered Intellectual Property” means all of the Registered Intellectual Property owned by the Company or any of its Subsidiaries.

(aa) “Company RSUs” means awards of restricted stock units of the Company granted pursuant to the Company Stock Plan.

(bb) “Company Stock Plan” means the PowerSchool Holdings, Inc. 2021 Omnibus Incentive Plan.

(cc) “Company Stockholder Approval” means the adoption of this Agreement by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Company Common Stock, voting together as a single class, and entitled to vote thereon.

(dd) “Company Stockholders” means the holders of shares of Company Common Stock.

(ee) “Confidentiality Agreement” means the agreement listed in Section 9.4 of the Company Disclosure Letter.

(ff) “Continuing Employees” means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time (including those on vacation, sick leave, maternity leave, military service, disability or other paid time off or leave of absence) and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

(gg) “Contract” means any legally binding agreement, contract, subcontract, note, bond, mortgage, indenture, lease, license or sublicense.

(hh) “COVID-19” means the coronavirus (COVID-19) pandemic, including any evolutions, mutations or variants of the coronavirus (COVID-19) disease, and any further epidemics or pandemics arising therefrom.

(ii) “COVID-19 Governmental Assistance” means any Tax amounts related to CEWS, the Temporary Wage Subsidy, the Canada Emergency Rent Subsidy, the Canada Recovery Hiring Program, and any Canada Emergency Business Account Loan, including any interest, penalties, or additions to Tax attributable thereto (or attributable to excessive amounts received thereto).

(jj) “COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, social distancing, shut down, closure, sequester, safety or similar Law, directive, protocol or guideline promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention or the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act, the Families First Coronavirus Response Act, as signed into law by the President of the United States on March 18, 2020, and the Consolidated Appropriations Act, 2021, Pub. L. 116-260, in each case, together with any administrative or other guidance published with respect thereto by any Governmental Authority.

(kk) “Data Protection Obligations” means all (i) federal, state, provincial, municipal, local or foreign Laws, (ii) contractual obligations of the Company and its Subsidiaries, and (iii) written privacy policies, terms of use, or other public representations of the Company or any of its Subsidiaries, in each case, to the extent related to privacy, information security, data protection, data breach notification, cross border data transfers, targeted advertising, online marketing activities, the tracking or monitoring of online activity, or Processing of Personal Information.

(ll) “DOJ” means the United States Department of Justice or any successor thereto.

(mm) “Educational Agency” means any public elementary or secondary schools, school districts, intermediate education agencies, and state education agencies, and any public or private agency or institution that uses funds from the U.S. Department of Education.

(nn) “Employee Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) and each other bonus, commission, stock option, stock appreciation right, restricted stock, restricted stock unit, performance stock unit, profit interest, stock purchase or other equity-based, incentive compensation, profit sharing, savings, retirement, pension, provident fund, gratuity, disability, hospitalization, medical insurance, life insurance, health, welfare, dental, vision, drug, sick, leave, vacation, leave, overtime, deferred compensation, severance, fringe benefit, employment, offer letter, individual consulting, separation, termination, retention, change of control, stay bonus, supplemental unemployment benefit, supplemental income and other compensatory or benefit plan, policy, program, agreement or arrangement that is sponsored, maintained or contributed to or required to be contributed to, by the Company or any of its Subsidiaries for the benefit of any current or former director, officer, employee, or individual independent contractor of the Company or any of its Subsidiaries, or their dependents or beneficiaries, or under which the Company or any of its Subsidiaries has or could reasonably be expected to have any liability, contingent or otherwise or to which the Company or any of its Subsidiaries is a party, other than any such plan, scheme or arrangement maintained by Governmental Authority.

(oo) “Environmental Law” means any applicable Law in effect on the Closing Date relating to the protection of the environment (including ambient air, surface water, groundwater or land) or pollution.

(pp) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

(qq) “ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.

(rr) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(ss) “Exchange Agreement” means the Exchange Agreement, dated as of July 27, 2021, by and between the Company, Holdings and Severin Topco, LLC.

(tt) “Export Control Laws” means the Regulation (EU) 2021/821, Regulation (EU) 2023/66 and the implementing laws and regulations of the EU member states; the U.S. Export Administration Act, U.S. Export Administration Regulations, U.S. Arms Export Control Act, U.S. International Traffic in Arms Regulations, and their respective implementing rules and regulations; the U.K. Export Control Act 2002 (as amended and extended by the Export Control Order 2008) and its implementing rules and regulations; and other similar export control laws or restrictions applicable to the Company and its Subsidiaries and their respective operations from time to time.

(uu) “Financing Sources” means the Persons that have committed to provide the Debt Financing pursuant to the Debt Commitment Letter and any joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto, together with each other Person that commits to provide or otherwise provides any Alternate Debt Financing in accordance with this Agreement, together with their Affiliates and Representatives involved in the Debt Financing or any Alternate Debt Financing and their successors and assigns.

(vv) “FTC” means the United States Federal Trade Commission or any successor thereto.

(ww) “GAAP” means generally accepted accounting principles in the United States, consistently applied and as in effect from time to time.

(xx) “Government Bid” means any bid, proposal, offer or quotation, whether solicited or unsolicited, made by the Company or a Subsidiary, that, if accepted, would reasonably be expected to lead to the award of a Government Contract.

(yy) “Government Contract” means any Contract, including any prime contract, subcontract, commitment, agreement, sales order, purchase order, task order, delivery order, blanket purchase agreement, basic ordering agreement, letter contract, undefinitized contractual action, statement of work or other obligation, including all amendments, modifications and options thereunder or relating thereto, for the sale of supplies or services currently in performance, in performance in the past three years, or that has not been closed that is between the Company or any of its Subsidiaries, on the one hand, and a Governmental Authority, on the other hand, or that is entered into by the Company or any of its Subsidiaries and a third party in connection with a Contract between such third party and a Governmental Authority.

(zz) “Governmental Authority” means any government, political subdivision, governmental, administrative, self-regulatory or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, mediator or arbitrator in each case whether public or private, federal, national, state, county, municipal, provincial, local, foreign or multinational.

(aaa) “Governmental Authorization” means any authorizations, approvals, licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements issued by or obtained from, and any notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

(bbb) “Group” has the meaning as used in Section 13(d) of the Exchange Act.

(ccc) “Hazardous Substance” means any toxic or hazardous material, substance or waste defined or regulated under Environmental Laws due to its hazardous or dangerous properties or characteristics.

(ddd) “Holdings” means PowerSchool Holdings LLC, a Delaware limited liability company.

(eee) “Holdings LLC Agreement” means the Amended and Restated Limited Liability Company of Holdings, dated as of July 27, 2021, as amended.

(fff) “Holdings Unit” has the meaning of “Unit” as set forth in the Holdings LLC Agreement.

(ggg) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(hhh) “Indebtedness” means, with respect to any Person, and without duplication, all liabilities (including in respect of principal, accrued interest, penalties, fees, reimbursements, indemnities and premiums) of such Person (i) for borrowed money (including amounts outstanding under overdraft facilities), (ii) evidenced by notes, bonds, debentures or other similar Contracts, (iii) in respect of letters of credit and bankers’ acceptances, surety and performance bonds that have been drawn down, in each case, to the extent of such draw, (iv) for the capitalized liability under all capital and finance leases of such Person (determined in accordance with GAAP), (v) for obligations under Contracts relating to interest rate protection, swap agreements, collar agreements and other hedging arrangements, and (vi) in the nature of a guarantee of the obligations described in clauses (i) through (v) above of any other Person. Notwithstanding the foregoing, “Indebtedness” shall not include any (x) obligations under operating leases or (y) undrawn letters of credit, bankers’ acceptances and similar instruments.

(iii) “Intellectual Property” means all rights, title, and interests in and to all intellectual property rights throughout the world, including: (i) all United States and foreign patents and applications therefor; (ii) all copyrights, copyright registrations and applications therefor; (iii) trademarks, service marks, trade dress rights, logos, brands and other indicia of origin and rights therein, and registrations and applications for registration thereof, together with all of the goodwill associated with any of the foregoing; (iv) rights in trade secrets; (v) rights in Software; and (vi) rights in social media accounts and handles.

(jjj) “Intervening Event” means any change, event, effect, development or circumstance that was not known or reasonably foreseeable to the Company Board on the date of this Agreement (or, if known by the Company Board, the consequences of which were not known or reasonably foreseeable by the Company Board as of the date of this Agreement); provided, however, that in no event will (i) any Acquisition Proposal, (ii) any change in the Company Common Stock price, in and of itself, or (iii) the fact, in and of itself, that the Company exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period constitute an Intervening Event (it being understood that the underlying cause of any of the foregoing in clauses (ii) and (iii) may be considered and taken into account).

(kkk) “IRS” means the United States Internal Revenue Service and, to the extent relevant, the United States Department of Treasury.

(lll) “Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of one or more of the Chief Executive Officer, Chief Financial Officer, Chief People Officer and Chief Legal Officer, in each case after reasonable inquiry of such individual’s direct reports.

(mmm) “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, common law, ordinance, code, decree, order, judgment, rule or regulation, issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

(nnn) “Legal Proceeding” means any claim, complaint, action, notice of assessment, charge, lawsuit, litigation, investigation, arbitration, mediation, audit or other similar legal proceeding brought by or pending before any Governmental Authority.

(ooo) “Lien” means any mortgage, pledge, lien, security interest, attachment, license, option, right of way, easement, encroachment, right of first offer or first refusal or other similar encumbrance (other than, in the case of a security, any restriction on the transfer of such security arising solely under applicable Law).

(ppp) “Lobbying Laws” means all federal, state, and local laws, rules and regulations relating to lobbying, lobbyists or lobbying activity.

(qqq) “Material Contract” means any of the following Contracts (other than Employee Plans) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective assets, rights, property or business are bound or subject:

(i) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as whole;

(ii) (A) relating to the disposition or acquisition of equity or real or tangible assets by the Company or any of its Subsidiaries or (B) pursuant to which the Company or any of its Subsidiaries will acquire any material ownership interest in any other Person or other business enterprise (other than any Subsidiary of the Company), in each case, outside of the ordinary course of business with a purchase price in excess of $500,000 pursuant to which the Company or its Subsidiaries have continuing obligations (other than customary confidentiality obligations and releases that are immaterial in nature or amount);

(iii) with any customer of the Company or any of its Subsidiaries who, in the year ended December 31, 2023, was one of the 10 largest sources of revenues for the Company and its Subsidiaries, based on amounts paid or payable (excluding any purchase orders entered into in the ordinary course of business);

(iv) with any vendor of the Company or any of its Subsidiaries who, in the year ended December 31, 2023, was one of the 10 largest sources of payment obligations for the Company and its Subsidiaries, based on amounts paid or payable (excluding any purchase orders entered into in the ordinary course of business);

(v) (A) relating to or evidencing Indebtedness of the Company or any Subsidiary of the Company in excess of $15,000,000 (excluding intercompany loans between the Company and any of its Subsidiaries or between any Subsidiaries of the Company) or (B) granting a Lien (other than Permitted Liens) securing Indebtedness in excess of $15,000,000 upon any assets or properties of the Company or any of its Subsidiaries;

(vi) containing any covenant or other provision (A) prohibiting or restricting the Company or any of its Subsidiaries from engaging in any line of business or business with any Person or (B) limiting the right of the Company or its Subsidiaries pursuant to any (1) “most favored nation” or similar provisions or (2) exclusivity provisions, in each case of clauses (A) and (B), other than any such Contract that is not material to the Company and its Subsidiaries, taken as a whole;

(vii) that involves a (A) revenue or profit sharing or similar agreement under which the Company or any of its Subsidiaries has outstanding commitments or (B) “minimum purchase” requirement, in each case of clauses (A) and (B) with outstanding commitments in an amount in excess of $1,000,000, in any calendar year;

(viii) any collective bargaining agreement or other Contract with any Union;

(ix) pursuant to which the Company or any of its Subsidiaries grants or receives a license with respect to any material Intellectual Property (other than (A) non-exclusive licenses of commercially-available Software with total annual license, maintenance, support and other fees not in excess of $1,000,000 in the aggregate per vendor and (B) non-exclusive licenses to Company Intellectual Property granted to customers in the ordinary course of business);

(x) providing for indemnification of any shareholder, officer, director or employee by the Company or any of its Subsidiaries;

(xi) that is a settlement agreement that imposes continuing material obligations on the Company or any of its Subsidiaries (other than customary confidentiality obligations or releases that are immaterial in nature or amount) after the date of this Agreement; and

(xii) any Contract with an affiliate or other Person that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Exchange Act, other than any Contract solely among the Company and its wholly-owned Subsidiaries.

(rrr) “NYSE” means the New York Stock Exchange and any successor stock exchange or inter-dealer quotation system operated by the New York Stock Exchange or any successor thereto.

(sss) “Order” means any judgment, decree, injunction, ruling, writ or order of any Governmental Authorization that is binding on any Person or its property under applicable Law.

(ttt) “Organizational Documents” means the certificate or articles of incorporation, bylaws, certificate or articles of formation, partnership agreement, limited or unlimited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a legal entity.

(uuu) “Pass-Through Income Tax” means any income Tax with respect to the operations of the business of Holdings and its Subsidiaries that the direct and indirect owners of Holdings are or would be liable for as a matter of Law (including, for the avoidance of doubt, the income Tax liability for items of income, gain, loss, deduction and credit passed through to owners with respect to a partnership for U.S. federal or applicable state and local income Tax purposes).

(vvv) “Pass-Through Income Tax Return” means any Tax Return reporting any items of income, gain, loss, deduction or credit with respect to the operations of the business of Holdings and its Subsidiaries that the direct or indirect owners of Holdings are required to report on their Tax Returns and pay any Taxes associated therewith, including, for the avoidance of doubt, IRS Form 1065.

(www) “Permitted Liens” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet due or payable or that are being contested in good faith and by appropriate proceedings, and for which the applicable Person has set aside adequate reserves in accordance with GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or similar statutory liens that are not yet due or payable, and which are not, individually or in the aggregate, material; (iii) leases, subleases and licenses (other than capital and finance leases and leases underlying sale and leaseback transactions) that, in each case, do not (or would not reasonably be expected to) materially impair the ownership, operation, use or value of the impacted asset(s) as currently owned, operated and used; (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) defects, imperfections or irregularities in title, charges, easements, covenants and rights of way (of record) and zoning, building and other similar codes or restrictions, in each case that do not adversely affect in any material respect the current use or value of the applicable property or cause such property to fail to comply with applicable Law; (vii) any non-exclusive license of any Company Intellectual Property entered into in the ordinary course of business; (viii) liens pursuant to the Company Credit Agreement; or (ix) statutory and common Law Liens (or other encumbrances of any type) securing payments not yet due or payable, including liens of landlords pursuant to the terms of any lease or liens against the interests of the landlord or owner of any Leased Real Property unless caused by the Company or any of its Subsidiaries.

(xxx) “Person” means any individual, corporation (including any non-profit corporation), limited or unlimited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(yyy) “Personal Information” means any (i) information or data in any media that, alone or in combination with other information, identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly to, an identified or identifiable natural person or household and (ii) other information that constitutes “personally identifiable information”, “personal information”, “individually identifiable health information,” “protected health information,” “payment card information,” “personal data,” “covered information” or any equivalent term under applicable Law.

(zzz) “Pre-Closing Tax Period” means any taxable period (or portion thereof) ending on or before the Closing Date.

(aaaa) “Principal Stockholders” means, collectively, (i) Vista Equity Partners Fund VI, L.P., Vista Equity Partners Fund VI-A, L.P., VEPF VI FAF, L.P. and Severin Topco, LLC, and (ii) Onex Partners IV Select LP, Onex US Principals LP, Onex Partners IV LP, Onex Partners IV GP LP, Onex Partners IV PV LP, Onex Powerschool LP and Pinnacle Holdings I L.P.

(bbbb) “Process” or “Processing” means the receipt, access, acquisition, collection, compilation, use, storage, processing, safeguarding, security, disposal, destruction, sharing, disclosure, transmission or transfer of Personal Information.

(cccc) “Registered Intellectual Property” means all United States, international and foreign Intellectual Property subject to a registration or application for registration with any Governmental Authority.

(dddd) “Reimbursement Obligations” means Parent’s obligations pursuant to Section 6.6(f) and Section 6.6(g).

(eeee) “Representatives” means, with respect to any Person, such Person’s Affiliates, and its and their respective directors, officers, employees, accountants, consultants, legal counsel, financial advisors, financing sources and agents and other advisors and representatives.

(ffff) “Required Financing Information” means (i) the audited consolidated balance sheets of the Company and its Subsidiaries on a consolidated basis as of the last date of each of 2022 and 2023, and statements of operations, comprehensive income (loss) and cash flows for each of 2022 and 2023, and (ii) the unaudited consolidated balance sheets and statements of operations, comprehensive income (loss) and cash flows of the Company and its Subsidiaries on a consolidated basis as of the last day of and for the fiscal quarter ended March 31, 2024.

(gggg) “Rollover” has the meaning set forth in the Support and Rollover Agreements.

(hhhh) “Rollover Units” has the meaning set forth in the Support and Rollover Agreements.

(iiii) “Sanctioned Jurisdiction” means those jurisdictions subject to comprehensive Sanctions, including Cuba, Iran, Syria, North Korea, Crimea, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic, or the disputed territories of Kherson and Zaporizhzhia.

(jjjj) “Sanctioned Party” means (i) any Person included on one or more of the Sanctioned Party Lists; or (ii) any Person owned or controlled by, or acting on behalf of, a Person on one or more of the Sanctioned Party Lists.

(kkkk) “Sanctioned Party Lists” means the list of sanctioned entities maintained by the United Nations; the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List and the Sectoral Sanctions Identifications List, all administered by the U.S. Department of the Treasury, Office of Foreign Assets Control; the U.S. Denied Persons List, the U.S. Entity List, and the U.S. Unverified List, all administered by the U.S. Department of Commerce; the consolidated list of Persons, Groups and Entities Subject to EU Financial Sanctions, as implemented by the EU Common Foreign & Security Policy; and similar lists of sanctioned parties maintained by other Governmental Authorities with regulatory authority over the Company and its Subsidiaries and their respective operations from time to time.

(llll) “Sanctions” means those applicable trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (i) the United States (including without limitation the Department of the Treasury, Office of Foreign Assets Control), (ii) the European Union and enforced by its member states, (iii) the United Nations, (iv) His Majesty’s Treasury, or (v) other similar Governmental Authorities with regulatory authority over the Company and its Subsidiaries and their respective operations from time to time.

(mmmm) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

(nnnn) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(oooo) “Securities Act” means the Securities Act of 1933.

(pppp) “Security Incident” means any (i) unauthorized or unlawful acquisition of, access to, loss of, misuse of, or disclosure of Personal Information; or (ii) ransomware, phishing or other cyberattack that resulted in a material monetary loss or a significant business disruption to Systems.

(qqqq) “Software” means computer software programs and databases including all source code or object code form, firmware, specifications, and databases, and documentation therefor.

(rrrr) “Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors, managers or trustees, or other Persons performing similar functions or (ii) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned or controlled by such first Person. Notwithstanding anything to the contrary in this Agreement, for purposes of this Agreement, Holdings is deemed to be a Subsidiary of the Company and not a Subsidiary of any other Person.

(ssss) “Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that is on terms that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) would be more favorable to the Company Stockholders from a financial point of view than the Merger (taking into account any terms and conditions of such Acquisition Proposal and all legal, regulatory and financing aspects (including certainty of closing) of such Acquisition Proposal and the Person making the Acquisition Proposal that the Company Board (or a committee thereof) considers relevant). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” shall be deemed to be references to “50%.”

(tttt) “Systems” means the computer systems, software, software platform(s), hardware, databases, websites, servers, networks, and other information technology infrastructure and equipment, in each case, that are owned or used by the Company or any of its Subsidiaries.

(uuuu) “Tax” means any U.S. federal, state and local and non-U.S. taxes, assessments and similar governmental charges, contributions, premiums and impositions (including taxes based upon or measured by gross receipts, income, profits, sales, use, or occupation, and value added, ad valorem, goods and services, harmonized sales, employment insurance, government pension, COVID-19 Governmental Assistance, transfer, stamp, franchise, license, withholding, payroll, employment, excise, severance, social security (including FICA), unemployment, disability, registration and property taxes) imposed by any Governmental Authority, together with any interest, penalties and additions to tax imposed thereon by such Governmental Authority.

(vvvv) “Tax Act” means the Income Tax Act (Canada), R.S.C. 1985 (5th Supp.) c.1, the regulations promulgated thereunder, and where applicable, any equivalent provincial Laws, each as amended from time to time.

(wwww) “Tax Return” means any return, election, declaration, report, statement, claim for refund or information return required to be filed with a Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(xxxx) “TRA Amendment” means that Amendment No. 1 To The Tax Receivable Agreement, dated as of the date hereof, by and among the Company and the TRA Holders identified therein.

(yyyy) “Transaction Litigation” means any Legal Proceeding commenced or threatened against a Party or any of its Subsidiaries or Affiliates (and/or their respective directors and/or executive officers) or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, as well as any pre-litigation demands for the inspection of books and records made pursuant to 8 Del. C. § 220, in each case in connection with, arising from or otherwise relating to the Transactions, other than any Legal Proceedings among the Parties related to this Agreement or the Financing Letters.

(zzzz) “Transactions” means the Merger, the Rollover and the other transactions contemplated by this Agreement.

(aaaaa) “Union” means any labor union, works council, trade union or other employee representative body.

(bbbbb) “Vested Company RSUs” means a Company RSU that is unexpired, outstanding, and vested as of immediately prior to the Effective Time or that vests in accordance with its terms as a result of the consummation of the Transactions.

(ccccc) “Willful and Material Breach” means a breach that is a consequence of an act or omission undertaken by the breaching party with the actual knowledge that the taking of, or failure to take, such act would cause or constitute a material breach of this Agreement.

1.2 Index of Defined Terms. In addition to the terms defined in Section 1.1, the following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Acquisition Proposal Notice Period	5.3(d)(ii)(1)
Agreement	Preamble
Alternate Debt Financing	6.5(d)
Alternative Acquisition Agreement	5.3(a)
Capitalization Date	3.7(a)
Cash Replacement Company RSU Amount	2.8(a)(ii)
Certificate of Merger	2.2
Certificates	2.9(c)
Chosen Courts	9.11
Closing	2.3
Closing Date	2.3
Company	Preamble
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.3(c)(i)
Company Disclosure Letter	Article III
Company Related Parties	8.3(e)(ii)
Company SEC Documents	Article III
Company Securities	3.7(c)
Company Termination Fee	8.3(b)
D&O Insurance	6.10(c)
Debt Commitment Letters	4.12(a)
Debt Financing	4.12(a)
DGCL	Recitals
Dissenting Company Shares	2.7(c)
DPA	4.5
DTC	2.9(d)
Effective Time	2.2
Electronic Delivery	9.15
Enforceability Exceptions	3.2
Enforcement Expenses	8.3(f)
Equity Commitment Letter	4.12(a)
Equity Financing	4.12(a)
Fee Letter	4.12(a)
Financing	4.12(a)
Financing Letters	4.12(a)
Indemnified Persons	6.10(a)
Interim Period	5.1
Intervening Event Notice Period	5.3(d)(i)(1)
Lease	3.14
Leased Real Property	3.14
Limited Guarantee	Recitals
Limited Guarantor	Recitals
Maximum Annual Premium	6.10(c)
Merger	Recitals
Merger Sub	Preamble
New Debt Commitment Letters	6.5(d)
New Plan	6.11(b)

Term	Section Reference
Old Plans	6.11(b)
Other Required Company Filing	6.3(b)
Other Indemnified Persons	6.10(e)
Owned Company Shares	2.7(a)(iii)
Parent	Preamble
Parent Material Adverse Effect	7.3(a)
Parent Related Parties	8.3(e)(i)
Parent Termination Fee	8.3(c)
Party	Preamble
Payment Agent	2.9(a)
Payment Fund	2.9(b)
Per Share Price	2.7(a)(ii)
Pre-Closing Tax Contest	6.16(b)
Proxy Statement	6.3(a)
Replacement Company MSU Award	2.8(b)
Replacement Company PSU Award	2.8(c)
Schedule 13e-3	6.3(c)
Stockholder Consent	3.4
Surviving Corporation	2.1
Termination Date	8.1(c)
Uncertificated Shares	2.9(c)
Unvested Company RSU	2.8(a)(ii)
Vested RSU Consideration	2.8(a)(i)

1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “hereunder,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) When reference is made to any party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(i) Unless the context otherwise requires, any definition of or reference to any Law or any provision of any Law herein shall be construed as referring to such Law as from time to time amended, supplemented or modified, including by succession of comparable successor Laws and references to the rules and regulations promulgated thereunder or pursuant thereto.

(j) All accounting terms used herein will be interpreted in accordance with GAAP unless expressly stated otherwise.

(k) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(l) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(m) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(n) Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been (i) posted to a virtual data room titled “Project Picasso” managed by the Company at https://www.intralinks.com; or (ii) delivered or provided to Parent or its Affiliates or its or their respective Representatives, in each case at least six (6) hours prior to the execution and delivery of this Agreement.

(o) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

THE MERGER

2.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, on the Closing Date, (a) Merger Sub will be merged with and into the Company; (b) the separate corporate existence of Merger Sub will thereupon cease; and (c) the Company will continue as the surviving corporation of the Merger and as a wholly owned Subsidiary of Parent. The Company, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation.”

2.2 The Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company shall cause the Merger to be consummated pursuant to the DGCL by filing a certificate of merger in customary form and substance (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing accepted for record by the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub and the Company (with the prior written consent of the Special Committee) and specified in the Certificate of Merger, being referred to herein as the “Effective Time”).

2.3 The Closing. The consummation of the Merger (the “Closing”) will take place at (a) 9:00 a.m., New York City time, remotely by exchange of documents and signatures (or their electronic counterparts), on a date to be agreed upon by Parent, Merger Sub and the Company that is no later than the third (3rd) Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions at the Closing); or (b) such other time, location and date as Parent, Merger Sub and the Company (with the prior written consent of the Special Committee) mutually agree in writing. The date on which the Closing occurs is referred to as the “Closing Date.” Notwithstanding the foregoing, the Parties agree that, unless otherwise agreed to in writing by Parent, the Closing shall not take place prior to September 30, 2024.

2.4 Effect of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of (a) the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation; and (b) the debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

2.5 Certificate of Incorporation and Bylaws.

(a) Certificate of Incorporation. At the Effective Time and by virtue of the Merger, the certificate of incorporation of the Company shall be amended and restated in its entirety to read as set forth in Exhibit A attached hereto and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided by the DGCL and such certificate of incorporation (subject to Section 6.10(a)).

(b) Bylaws. At the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Corporation, except that all references to Merger Sub shall be automatically amended and shall become references to the Surviving Corporation, until thereafter amended as provided by the DGCL, the certificate of incorporation and such bylaws (subject to Section 6.10(a)).

2.6 Directors and Officers. The Parties shall take all actions necessary so that the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation immediately following the Effective Time, and the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation immediately following the Effective Time, in each case, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal, in each case as provided in the Organizational Documents of the Surviving Corporation and by applicable Law.

2.7 Effect on Capital Stock; Exchange of Holdings Units.

(a) Capital Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the securities described in this Section 2.7, the following will occur:

(i) each share of common stock, par value $0.001 per share of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will automatically be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation;

(ii) each share of Class A Common Stock that is issued and outstanding as of immediately prior to the Effective Time (including, for the avoidance of doubt, each share of Class A Common Stock resulting from the exchange of Exchangeable Units (as defined in the Exchange Agreement) for shares of Class A Common Stock in accordance with the Exchange Agreement and pursuant to Section 2.7(d) below, but other than Owned Company Shares (including the Class A Rollover Shares) or Dissenting Company Shares) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $22.80, without interest thereon (the “Per Share Price”), in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11);

(iii) each share of Class B Common Stock issued and outstanding as of immediately prior to the Effective Time will be automatically cancelled and shall cease to exist and no payment shall be made with respect thereto, and the holders thereof shall cease to have any rights with respect thereto; and

(iv) each share of Company Common Stock that is (A) held by the Company as treasury stock or (B) owned by Parent or any of its Affiliates or Subsidiaries (including Merger Sub), in each case as of immediately prior to the Effective Time (including the Class A Rollover Shares) (collectively, the “Owned Company Shares”) will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor. The Class A Rollover Shares shall not be entitled to receive the Per Share Price and shall, immediately prior to the Closing, be contributed, directly or indirectly, to Parent (or any of its Affiliates) pursuant to the terms of the applicable Support and Rollover Agreement and treated in accordance with the preceding sentence.

(b) Adjustment to the Per Share Price. The Per Share Price will be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Class A Common Stock or Exchangeable Units), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to the Class A Common Stock or Exchangeable Units occurring on or after the date of this Agreement and prior to the Effective Time; provided that nothing in this Section 2.7(b) shall be construed to permit the Company or any of its Subsidiaries or any other Person to take any action that would otherwise be prohibited by Sections 5.1 or 5.2 or any other terms of this Agreement.

(c) Statutory Rights of Appraisal. Notwithstanding anything to the contrary set forth in this Agreement, if required by the DGCL (but only to the extent required thereby), any share of Class A Common Stock that is issued and outstanding immediately prior to the Effective Time (other than the Owned Company Shares) and that is held by a holder of such share of Class A Common Stock who has not consented to the adoption of this Agreement in writing and who has properly exercised appraisal rights with respect thereto in accordance with, and who has complied with, Section 262 of the DGCL with respect to such share of Class A Common Stock (collectively, the “Dissenting Company Shares”) will not be converted into the right to receive the Per Share Price pursuant to this Section 2.7, and holders of such Dissenting Company Shares will be entitled to receive payment of the fair value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL unless and until any such holder fails to perfect or effectively withdraws or loses their rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such rights with respect to any Dissenting Company Shares, such Dissenting Company Shares will have the rights and obligations provided in Section 262 of the DGCL. At the Effective Time, any holder of Dissenting Company Shares will cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in the previous sentence. The Company shall give Parent (i) notice of any demands received by the Company for appraisal of Class A Common Stock and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands. Prior to the Closing, Parent shall not, except with the prior written consent of the Company (which shall include the prior written consent of the Special Committee), require the Company to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands requiring the Company to make any such payment prior to the Closing.

(d) Following the date of this Agreement, in accordance with the terms of the Exchange Agreement, the Company shall deliver written notice (as such notice may be updated from time to time) to Severin Topco,

LLC of the expected Change of Control (as defined in the Holdings LLC Agreement) and shall thereafter take all reasonable actions to effect a Change of Control Exchange (as defined in the Holdings LLC Agreement) with respect to any Exchangeable Units (as defined in the Holdings LLC Agreement) (other than Rollover Units) held by Severin Topco, LLC (or any Person who has executed a joinder to the Exchange Agreement holding Exchangeable Units) as of immediately prior to the Change of Control Exchange, including each Exchangeable Unit that is a Participation Threshold Unit (as defined in the Holdings LLC Agreement) and the corresponding shares of Class B Common Stock in the manner specified in the Exchange Agreement on such Change of Control Exchange Date (as defined in the Exchange Agreement). The Change of Control Exchange shall be contingent upon, and effective as of immediately prior to, the Effective Time. For the avoidance of doubt, no Exchangeable Units exchanged pursuant to the Change of Control Exchange shall be Rollover Units. Pursuant to Section 2.1(f) of the Holdings LLC Agreement, each share of Class B Common Stock surrendered in the Change of Control Exchange shall automatically be deemed cancelled without any action on the part of any Person. Prior to the Effective Time, the Company shall take, and shall cause Severin Topco LLC to take, such action as is necessary to provide that any outstanding Participation Threshold Unit shall be fully vested (to the extent unvested) as of immediately prior to the Change of Control Exchange and thereafter shall automatically, and without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding Taxes, equal to the product of (i) (x) the Per Share Price less (y) the applicable Participation Threshold with respect to such Participation Threshold Unit and (ii) the total number of shares of Class A Common Stock subject to such Participation Threshold Unit immediately following the Change of Control Exchange and immediately prior to the Effective Time.

2.8 Treatment of Equity Awards.

(a) Company RSUs. Except as otherwise agreed by Parent and the applicable holder of a Company RSU, at the Effective Time, each Company RSU outstanding as of immediately prior to the Effective Time will automatically, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be treated as follows:

(i) Vested Company RSUs. Each Vested Company RSU shall automatically, and without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding Taxes, equal to the product of (i) the Per Share Price and (ii) the total number of shares of Class A Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time (the “Vested RSU Consideration”).

(ii) Unvested Company RSUs. Each Company RSU outstanding as of immediately prior to the Effective Time that is not a Vested Company RSU (an “Unvested Company RSU”) shall automatically, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding Taxes, equal to the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time (the “Cash Replacement Company RSU Amount”), which Cash Replacement Company RSU Amount will, subject to the holder’s continued service with Parent or its Affiliates (including the Surviving Corporation or its Subsidiaries) through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSU for which such Cash Replacement Company RSU Amount was exchanged would have vested and been payable pursuant to its terms. Each Cash Replacement Company RSU Amount shall otherwise have the same terms and conditions (including with respect to vesting) as applied to the Unvested Company RSU for which it was exchanged, except for terms rendered inoperative by reason of the Transactions and other administrative or ministerial changes determined by Parent. The Surviving Corporation shall pay any portion of the Cash Replacement Company RSU Amount that vests to the applicable holder thereof, no later than thirty (30) days following the date on which such portion vests, but in no event later than March 15th of the year following the year in which such portion vests.

(b) Company MSUs(i) . At the Effective Time, each Company MSU outstanding as of immediately prior to the Effective Time shall automatically, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into a restricted stock unit award with respect to the common equity in Parent, the Surviving Corporation or one of its Subsidiaries or a direct or indirect parent entity of Parent, as determined by Parent (the “Replacement Company MSU Award”), with the number of shares or units covered by such Replacement Company MSU Award to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company MSU as of immediately prior to the Effective Time (with a performance factor based on the Per Share Price) and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable Affiliate thereof in good faith based on the price per share or unit paid by the Limited Guarantors or their respective Affiliates to acquire common equity in such entity in connection with the transactions contemplated by this Agreement). The Replacement Company MSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or one of its Subsidiaries or a direct or indirect parent entity of Parent through the applicable vesting dates, vest and be settled at the same time as the Company MSU for which such Replacement Company MSU Award was exchanged would have vested and been settled pursuant to its terms. All Replacement Company MSU Awards shall otherwise have the same terms and conditions (including with respect to service-based vesting conditions but excluding any performance-based vesting conditions) as applied to the Company MSUs for which they were exchanged, except for terms rendered inoperative by reason of the Transactions and such other administrative or ministerial changes determined by Parent; provided, however, that, upon settlement of such Replacement Company MSU Award, the holder of such Replacement Company MSU Award shall be permitted, in lieu of paying any Taxes that are required to be withheld from such holder in connection with such settlement in cash, to require Parent, the Surviving Corporation or its Subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such required applicable withholding Taxes.

(c) Company PSUs(i) . At the Effective Time, each Company PSU outstanding as of immediately prior to the Effective Time shall automatically, without any action on the part of Parent, Merger Sub, the Company or the holder thereof, be cancelled and converted into a performance stock unit award with respect to the common equity in Parent, the Surviving Corporation or one of its Subsidiaries or a direct or indirect parent entity of Parent, as determined by Parent (the “Replacement Company PSU Award”), with the number of shares or units covered by such Replacement Company PSU Award (assuming target performance) to be equal to the quotient of (i) the product of (A) the Per Share Price and (B) the total number of shares of Class A Common Stock subject to such Company PSU as of immediately prior to the Effective Time (assuming target performance) and (ii) the fair market value of such share or unit as of the Effective Time (as determined by Parent or the applicable Affiliate thereof in good faith based on the price per share or unit paid by the Limited Guarantors or their respective Affiliates to acquire common equity in such entity in connection with the transactions contemplated by this Agreement). The Replacement Company PSU Award will, subject to the holder’s continued service with Parent, the Surviving Corporation or one of its Subsidiaries or a direct or indirect parent entity of Parent through the applicable vesting dates and satisfaction of the applicable performance conditions applicable to such Company PSUs, vest and be settled at the same time as the Company PSUs for which such Replacement Company PSU Award was exchanged would have vested and been settled pursuant to its terms. All Replacement Company PSU Awards shall otherwise have the same terms and conditions (including with respect to service-based and performance-based vesting conditions) as applied to the Company PSUs for which they were exchanged, except for terms rendered inoperative by reason of the Transactions and such other administrative or ministerial changes determined by Parent; provided, however, that, upon settlement of such Replacement Company PSU Award, the holder of such Replacement Company PSU Award shall be permitted, in lieu of paying any Taxes that are required to be withheld from such holder in connection with such settlement in cash, to require Parent, the Surviving Corporation or its Subsidiaries or a direct or indirect parent entity of Parent, as applicable, to withhold a number of shares or units otherwise issuable upon such settlement having a fair market value equal to such applicable required withholding Taxes.

(d) Further Actions. At or prior to the Effective Time, the Company, the Company Board (acting at the direction of the Special Committee) and the compensation committee of the Company Board, as applicable, shall adopt any resolutions and take any actions that are reasonably necessary to effectuate the provisions of this Section 2.8.

(e) Payment Procedures. At or prior to the Closing, Parent shall deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, the aggregate Vested RSU Consideration owed to all holders of Vested Company RSUs. As promptly as reasonably practicable, but in any event no later than five (5) Business Days following the first (1st) regularly scheduled payroll date after the Closing Date, the holders of Vested Company RSUs will be paid by the Company or the Surviving Corporation, through its payroll system or payroll provider, all amounts required to be paid to such holders in respect of Vested Company RSUs that are cancelled and converted pursuant to this Section 2.8, less any required withholding pursuant to Section 2.12. For the avoidance of doubt, Parent shall not be required to deposit (or cause to be deposited) any amounts in respect of any Cash Replacement Company RSU Amounts.

2.9 Exchange of Certificates.

(a) Payment Agent. Prior to the Closing, Parent shall (i) select a nationally recognized bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the “Payment Agent”); and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.

(b) Payment Fund. At or prior to the Closing, Parent shall deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of shares of Class A Common Stock (and for the avoidance of doubt, other than Owned Company Shares (including the Class A Rollover Shares) or Dissenting Company Shares) pursuant to Section 2.7, an amount of cash equal to the aggregate consideration to which such holders of Class A Common Stock become entitled pursuant to Section 2.7. Until disbursed in accordance with the terms and conditions of this Agreement, such cash shall be invested by the Payment Agent, as directed by Parent or the Surviving Corporation, in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days; (ii) commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively; or (iii) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1,000,000,000 (based on the most recent financial statements of such bank that are then publicly available) (such cash and any proceeds thereon, the “Payment Fund”). To the extent that (A) there are any losses with respect to any investments of the Payment Fund; (B) the Payment Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7; or (C) all or any portion of the Payment Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7 for any reason, Parent shall, or shall cause the Surviving Corporation to, promptly replace or restore the amount of cash in the Payment Fund so as to ensure that the Payment Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7. Any income from investment of the Payment Fund will be payable to Parent or the Surviving Corporation as Parent directs. The Payment Fund shall not be used for any purpose other than the payment to holders of Class A Common Stock as contemplated by Section 2.7.

(c) Payment Procedures. Promptly following the Effective Time (and in any event within five (5) Business Days), Parent and the Surviving Corporation shall cause the Payment Agent to mail to each holder of record as of immediately prior to the Effective Time of one or more certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A Common Stock (other than Owned Company Shares (including the Class A Rollover Shares) or Dissenting Company Shares) (the “Certificates”) (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of the Certificates to the Payment Agent), and

(ii) instructions for effecting the surrender of the Certificates in exchange for the Per Share Price payable with respect to the shares of Class A Common Stock formerly represented thereby pursuant to Section 2.7. Upon surrender of Certificates for cancellation to the Payment Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (A) the aggregate number of shares of Class A Common Stock represented by such Certificates by (B) the Per Share Price, and the Certificates so surrendered will forthwith be cancelled. Notwithstanding anything to the contrary in this Agreement, no record holder of uncertificated shares of Class A Common Stock (other than Owned Company Shares and Dissenting Company Shares, as applicable) (the “Uncertificated Shares”) will be required to deliver a Certificate or an executed letter of transmittal to the Payment Agent in order to receive the payment that such holder is entitled to receive pursuant to Section 2.7 with respect to such Uncertificated Shares. In lieu thereof, such record holder, upon receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request), will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (1) the aggregate number of shares of Class A Common Stock represented by such holder’s transferred Uncertificated Shares by (2) the Per Share Price, and the transferred Uncertificated Shares will be cancelled. No interest will be paid or accrued for the benefit of holders of the Certificates and Uncertificated Shares on the Per Share Price payable upon the surrender of such Certificates and transfer of Uncertificated Shares pursuant to this Section 2.9(c). Until so surrendered or transferred, outstanding Certificates and Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the Per Share Price payable in respect thereof pursuant to Section 2.7. For the avoidance of doubt, no dividends or other distributions with respect to capital stock of the Surviving Corporation with a date on or after the Effective Time will be paid to the holder of any unsurrendered Certificate or Uncertificated Shares.

(d) DTC Payment. Prior to the Effective Time, Parent and the Company shall cooperate to establish procedures with the Payment Agent and the Depository Trust Company (“DTC”) with the objective that the Payment Agent shall transmit to DTC or its nominee on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (i) the number of shares of Class A Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time multiplied by (ii) the Per Share Price.

(e) Transfer of Ownership. If payment of the Per Share Price is to be made to a Person other than the Person in whose name the surrendered Certificate or transferred Uncertificated Share in exchange therefor is registered, it shall be a condition of payment that (i) the Person requesting such exchange present proper evidence of transfer or shall otherwise be in proper form for transfer and (ii) the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate or Uncertificated Share surrendered or shall have established to the reasonable satisfaction of the Surviving Corporation that such Tax either has been paid or is not applicable.

(f) Distribution of Payment Fund to Parent. Any portion of the Payment Fund that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is one year after the Effective Time will be delivered to Parent (or the Surviving Corporation as directed by Parent) upon demand, and any holders of shares of Class A Common Stock that were issued and outstanding immediately prior to the Effective Time who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Class A Common Stock for exchange pursuant to this Section 2.9 shall thereafter look for payment of the Per Share Price payable in respect of the shares of Class A Common Stock represented by such Certificates or Uncertificated Shares solely to Parent (subject to abandoned property, escheat or similar Law), as general creditors thereof, for any claim to the Per Share Price to which such holders may be entitled pursuant to Section 2.7. Any amounts remaining unclaimed by holders of any such Certificates or Uncertificated Shares five (5) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority, will, to the extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.

(g) No Liability. Subject to applicable Law, and notwithstanding anything to the contrary in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a holder of shares of Class A Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

2.10 No Further Ownership Rights in Class A Common Stock. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Class A Common Stock that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.9(c)) be cancelled and exchanged as provided in this Article II.

2.11 Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent shall issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the Per Share Price payable in respect thereof pursuant to Section 2.7. Parent or the Payment Agent may, in its reasonable discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such reasonable amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.12 Required Withholding. Each of the Payment Agent, Parent, the Company and the Surviving Corporation (without duplication) shall be entitled to deduct and withhold from any cash amounts payable to any Person pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom pursuant to any Law in respect of applicable Taxes; provided, however, that prior to any withholding from amounts payable to a Principal Stockholder, the applicable withholding agent shall use commercially reasonable efforts to (a) promptly provide such Principal Stockholder with a written notice of its intention to withhold, including (i) the amount to be withheld or deducted and (ii) the relevant provisions of the Code (or other applicable Law) requiring such withholding, (b) assist the Principal Stockholder with obtaining any exemption from or reduction of any such Taxes, and (c) provide a reasonable opportunity to such Principal Stockholder to provide forms or other evidence that would reduce or eliminate such deduction or withholding. To the extent that such amounts are so deducted or withheld and paid over to the appropriate Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid in satisfaction of the corresponding obligations hereunder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

With respect to any Section of this Article III, except (a) as disclosed in the reports, statements, schedules and other documents filed or furnished by the Company with the SEC on or after January 1, 2021 and at least one Business Day prior to the date of this Agreement (so long as such documents are publicly available via the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system) (the “Company SEC Documents”) (other than any disclosures contained (i) solely in the risk factors sections of such Company SEC Documents, except to the extent such information consists of factual and/or historical statements, (ii) in any forward-looking statements in such Company SEC Documents that are of a nature that they speculate about future developments and (iii) any other disclosures included or referenced in any Company SEC Documents that are cautionary or predictive in nature); provided that nothing disclosed in any such Company SEC Documents will be deemed to modify or qualify the representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.7, Section 3.8, Section 3.12(b) and Section 3.25); or (b) subject to the terms of Section 9.14, as set forth in the disclosure letter delivered by the Company to Parent and Merger Sub on the date of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to Parent and Merger Sub, as follows:

3.1 Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties and assets, except where the failure to have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.2 Corporate Power; Enforceability. The Company has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) subject to receiving the Company Stockholder Approval, consummate the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (A) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (such exceptions in clauses (A) and (B), the “Enforceability Exceptions”).

3.3 Company Board Approval; Fairness Opinions; Anti-Takeover Laws.

(a) Special Committee Approval and Company Board Approval.

(i) The Special Committee has unanimously (A) determined that it is fair to, and in the best interests of, the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth herein; (B) resolved to recommend that the Company Board approve and adopt this Agreement; and (C) resolved to recommend that the Company Board submit this Agreement to the Company Stockholders for their adoption and recommend that the Company Stockholders vote in favor of the adoption of this Agreement;

(ii) The Company Board (acting on the recommendation of the Special Committee) has unanimously (among those directors attending the applicable meeting of the Company Board) (A) determined that it is fair to, and in the best interests of, the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement providing for the Merger in accordance with the DGCL upon the terms and subject to the conditions set forth herein; (B) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger and the other Transactions upon the terms and subject to the conditions set forth herein; (C) directed that the adoption of this Agreement be submitted for consideration by the Company Stockholders in accordance with this Agreement; and (D) resolved to recommend that the Company Stockholders approve and adopt this Agreement in accordance with the DGCL (collectively, the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way, except as may be permitted by Section 5.3.

(b) Fairness Opinions.

(i) The Special Committee has received an opinion from Centerview Partners LLC to the effect that, as of the date of such opinion and based upon and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Per Share Price to be paid to the holders of shares of Class A Common Stock (other than Owned Company Shares (including the Class A Rollover Shares) or Dissenting Company Shares) pursuant to this Agreement is fair, from a financial point of view, to such holders. As of the date of this Agreement, the foregoing opinion has not been withdrawn, revoked or modified in any respect.

(ii) The Company Board has received the oral opinion of Goldman Sachs & Co. LLC, to be subsequently confirmed by delivery of a written opinion, to the effect that, as of the date of such opinion and based on and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Per Share Price to be paid to the holders (other than Parent and its Affiliates and the Principal Stockholders and their Affiliates) of shares of Class A Common Stock pursuant to this Agreement is fair from a financial point of view to such holders. As of the date of this Agreement, the foregoing opinion has not been withdrawn, revoked or modified in any respect.

(c) Anti-Takeover Laws. Assuming the accuracy of the representations of Parent and Merger Sub set forth in Section 4.7, the Company Board or the Special Committee has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable “anti-takeover” Law will not be applicable to the Merger.

3.4 Company Stockholder Approval. The written consent in the form set forth in Exhibit C attached hereto (the “Stockholder Consent”) duly executed by the Principal Stockholders is the only vote or approval of the holders of any of the Company’s capital stock necessary under applicable Law, the Charter or the Bylaws to adopt this Agreement and consummate the Merger.

3.5 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of obligations hereunder, and the consummation of the Transactions (a) do not violate or conflict with any provision of the Organizational Documents of the Company or Holdings; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract; (c) do not, assuming the Governmental Authorizations referred to in Section 3.6 are obtained and, in the case of the consummation of the Merger, subject to obtaining the Company Stockholder Approval, violate or conflict with any Law applicable to the Company or any of its Subsidiaries; and (d) will not result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.6 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company in connection with (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions by the Company, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including the filing of the Information Statement with the SEC and compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the NYSE; (iv) compliance with any applicable requirements of the HSR Act and the foreign Antitrust Laws set forth on Section 3.6 of the Company Disclosure Letter; and (v) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.7 Capitalization.

(a) Capital Stock. The authorized capital stock of the Company consists of (i) 500,000,000 shares of Class A Common Stock; (ii) 300,000,000 shares of Class B Common Stock; and (iii) 50,000,000 shares of Company Preferred Stock. As of 5:00 p.m., New York City time, on June 4, 2024 (such time and date, the “Capitalization Date”), (A) 166,088,147 shares of Class A Common Stock were issued and outstanding; (B) 37,654,059 shares of Class B Common Stock were issued and outstanding; and (C) no shares of Company Preferred Stock were issued and outstanding; (D) no shares of Class A Common Stock were held by the Company as treasury shares; (E) no shares of Class B Common Stock were held by the Company as treasury shares; (F) 37,654,059 Holdings Units, exchangeable for 37,654,059 shares of Class A Common Stock, were issued and outstanding (excluding, for the avoidance of doubt, Holdings Units held by the Company or its Subsidiaries) and (G) 2,704,549 Participation Threshold Units, all of which will be vested as of immediately prior to the Effective Time, exchangeable for 1,268,158 shares of Class A Common Stock (assuming a price per share of Class A Common Stock equal to the Per Share Price), were issued and outstanding. All issued and outstanding shares of Company Common Stock are validly issued, fully paid, nonassessable and were not issued in violation of any preemptive or other similar rights or applicable Law. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Common Stock or Company Preferred Stock, except for shares of Company Common Stock issued pursuant to the vesting and settlement of Company RSUs, Company MSUs or Company PSUs that were outstanding on the Capitalization Date in accordance with their terms.

(b) Stock Reservation and Awards. As of the Capitalization Date, the Company has reserved 17,410,753 shares of Class A Common Stock for issuance pursuant to the Company Stock Plan. As of the Capitalization Date, there were (i) 8,270,817 shares of Class A Common Stock subject to outstanding Company RSUs; (ii) 845,898 shares of Class A Common Stock subject to outstanding Company MSUs (determined based on the target-level achievement of performance goals for such Company MSUs and 1,691,796 shares of Class A Common Stock subject to outstanding Company MSUs, determined based on the maximum-level achievement of performance goals for such Company MSUs) and (iii) 537,799 shares of Class A Common Stock subject to outstanding Company PSUs (determined based on the target-level achievement of performance goals for such Company PSUs and 806,699 shares of Class A Common Stock subject to outstanding Company PSUs determined based on the maximum-level achievement of performance goals for such Company PSUs). From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any shares of Class A Common Stock, other than pursuant to the vesting and settlement of Company RSUs, Company MSUs and Company PSUs, in each case, which were granted prior to the date of this Agreement and has not issued any Company Preferred Stock. Each Company RSU, Company MSU, and Company PSU has at all times been exempt from the requirements of Section 409A of the Code and has otherwise complied with all other applicable Laws and all of the terms and conditions of the Company Stock Plan. Section 3.7(b) of the Company Disclosure Letter sets forth, as of the close of business on the Capitalization Date, each outstanding Company RSU, Company MSU and Company PSU, and, to the extent applicable, (1) the name (or employee identification number) and country of residence (if outside the U.S.) of the holder thereof, (2) the date of grant, (3) the type of award and the number of shares of Company Common Stock issuable thereunder or subject thereto (at target and maximum performance in the case of Company MSUs and Company PSUs) and (4) the vesting schedule.

(c) Company Securities. Except as set forth in Sections 3.7(a) and (b), as of the date of this Agreement, there are (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company other than those which have become outstanding after the Capitalization Date, which were reserved for issuance as of the Capitalization Date as set forth in Section 3.7(b); (ii) no outstanding options, warrants, calls, convertible or exchangeable securities or other rights or binding arrangements that obligate the Company or any of its Subsidiaries to (A) issue, transfer or sell any shares of capital stock or other equity interests in the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests (in each case other than to the Company or a Subsidiary thereof); or (B) grant, extend or enter into any such subscription, option, warrant, call, convertible or exchangeable security, or other similar right, agreement or commitment relating to any capital stock of, or other equity or voting interest in, the Company or any of its Subsidiaries; and (iii) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company or any of its Subsidiaries (the items in clauses (i), (ii) and (iii), collectively, the “Company Securities”).

(d) Other Rights. There are no (i) voting trusts, proxies or similar arrangements or understandings to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company or any of its Subsidiaries; or (ii) obligations or binding commitments of any character to which the Company or any of its Subsidiaries is a party or by which it is bound (A) restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company or any of its Subsidiaries or (B) granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities. As of the date of this Agreement, the Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Class A Common Stock. There is no agreement or arrangement to which the Company or a Subsidiary of the Company is a party that contains a promise or commitment to issue any Company Securities that has not been satisfied.

(e) Indebtedness. All indebtedness for borrowed money of the Company and its Subsidiaries in excess of $1,000,000 as of the date of this Agreement is disclosed on Section 3.7(e) of the Company Disclosure Letter.

3.8 Subsidiaries.

(a) Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization and (ii) has the requisite corporate (or the equivalent thereof) power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties and assets, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Complete and correct copies of the Organizational Documents of the Subsidiaries of the Company, each as amended as of the date of this Agreement, have been made available to Parent. Each of the Organizational Documents of the Company’s Subsidiaries so made available is in full force and effect and no Subsidiary of the Company is in violation of its Organizational Documents, except as would not reasonably be material to the Company and its Subsidiaries, taken as a whole.

(b) Other than the Holdings Units owned by Severin Topco, LLC, the Company or one or more wholly owned Subsidiaries of the Company owns one hundred percent of the capital stock of each direct or indirect Subsidiary of the Company. At the Closing, the Holdings Units (other than the Rollover Units) will be wholly-owned by the Company. The Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company. No Subsidiary of the Company owns any shares of capital stock or other securities of the Company.

(c) Indian Subsidiaries of the Company are only engaged in businesses in which 100% foreign direct investment is permissible under the automatic route, in accordance with the (Indian) Foreign Exchange Management Act, 1999 and the rules and regulations framed thereunder.

3.9 Company SEC Documents. Since July 28, 2021 and through the date of this Agreement, the Company has filed, and to the extent not publicly available, made available to Parent, all material forms, reports, schedules, statements, prospectuses, registration statements and documents with the SEC that have been required to be filed by it pursuant to applicable Laws prior to the date of this Agreement. Each Company SEC Document complied, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Document was filed.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Documents (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto); and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments, the effect of which would not, individually or in the aggregate, be material in amount to the Company and its Subsidiaries, taken as a whole).

(b) Disclosure Controls and Procedures. The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures are reasonably designed to ensure that all (i) material information required to be disclosed by the Company in the reports and other documents that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Neither the Company nor its principal executive officer or principal financial officer has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications as of the date of this Agreement. There were no material weaknesses, or significant deficiencies that in the aggregate would amount to a material weakness, identified in the management of the Company’s assessment of internal controls as of and for the year ended December 31, 2023 (nor has any such material weakness been identified since such date through the date hereof).

(c) Accounting and Auditing Practices. Since July 28, 2021, neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, auditor, accountant, consultant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any substantive complaint, allegation, assertion or claim, whether written or oral, that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices. Since July 28, 2021, no current or, to the Knowledge of the Company, former attorney representing the Company or any of its Subsidiaries has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the current Company Board or any committee thereof or to any current director or executive officer of the Company.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities (whether accrued, absolute, determined, contingent or otherwise and whether due or to become due) that would be required to be reflected or reserved against on a balance sheet (or notes thereto) prepared in accordance with GAAP, other than liabilities (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Documents filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the Transactions; (c) incurred in the ordinary course of business since the date of the

Audited Company Balance Sheet (excluding any liabilities resulting from a breach of Contract or violation of Law); or (d) that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) Since December 31, 2023 through the date of this Agreement, except in connection with the Transactions, the business of the Company and its Subsidiaries (i) has been conducted, in all material respects, in the ordinary course of business and (ii) has not taken any action that, if taken after the date hereof, would be restricted pursuant to Sections 5.2(a), 5.2(b), 5.2(d), 5.2(f), 5.2(l), 5.2(m), 5.2(n), 5.2(r) or 5.2(u).

(b) Since December 31, 2023 through the date of this Agreement, there has not been any change, event, development or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.13 Material Contracts.

(a) List of Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts, as in effect as of the date of this Agreement, to which the Company or any of its Subsidiaries is a party.

(b) Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or the applicable Subsidiary of the Company that is a party thereto and, to the Knowledge of the Company, each of the other parties thereto, and is in full force and effect, except where the failure to be valid and binding and in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to, or permit the other party to terminate, any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since the date of the Audited Company Balance Sheet to the date hereof, neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice from or on behalf of any party to a Material Contract indicating that such party intends to terminate, or not renew, any Material Contract with such party.

3.14 Real Property.

(a) None of the Company or any of its Subsidiaries own or, since July 28, 2021, have owned, real property.

(b) The Company and its Subsidiaries have a good and valid leasehold interest in all of its Leased Real Property, free and clear of all liens (except for Permitted Liens).

(c) Each lease, license, sublease and occupancy agreement (each, a “Lease”) with respect to material real property leased, licensed, subleased or otherwise used by the Company or its Subsidiaries as lessee or sublessee (the “Leased Real Property”), is valid and binding on the Company or its Subsidiaries and is in full force and effect and, to the Knowledge of the Company, valid and binding on, and enforceable against, the other parties thereto, and the Company has made available to Parent and Merger Sub true, correct and complete copies of each Lease.

(d) Neither the Company nor any of its Subsidiaries is in breach or default under any of the Leases, beyond any applicable grace periods, and to the Knowledge of the Company, no event has occurred and no circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a material breach or default or permit the termination or modification, or acceleration of rent under, any Lease.

(e) The Leased Real Property constitutes all of the real property currently used or occupied by the Company.

(f) Section 3.14 of the Company Disclosure Letter sets forth a true and complete list of all Leased Real Property.

3.15 Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) to the Knowledge of the Company, the Company and its Subsidiaries are in compliance with all applicable Environmental Laws, (b) since July 28, 2021 to the date of this Agreement, no written notice of violation of, or liability arising under, any Environmental Law has been received by the Company or any of its Subsidiaries, the substance of which has not been resolved, (c) no Legal Proceeding is pending or, to the Knowledge of the Company as of the date of this Agreement, threatened in writing against the Company or any of its Subsidiaries under any Environmental Law, and (d) to the Knowledge of the Company, there has been no release of Hazardous Substances by the Company or any of its Subsidiaries on real property owned or operated by the Company or any of its Subsidiaries in violation of Environmental Laws.

3.16 Intellectual Property.

(a) Section 3.16(a) of the Company Disclosure Letter sets forth all (i) Company Registered Intellectual Property; and (ii) material proprietary software systems owned by the Company or any of its Subsidiaries (the “Company Software”). Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company or a Subsidiary is the owner of all rights, title and interests in and to each of the items set forth on Section 3.16(a)(i) of the Company Disclosure Letter free and clear of any Liens (other than Permitted Liens) and all registrations of the foregoing are subsisting, valid and, to the Knowledge of the Company, enforceable.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or any of its Subsidiaries, as applicable, owns, or is licensed or otherwise possesses adequate rights to use, all Intellectual Property used in or necessary to conduct their respective businesses as currently conducted.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no pending or, to the Knowledge of the Company, as of the date of this Agreement, threatened Legal Proceedings by any Person against the Company or any of its Subsidiaries alleging infringement, misappropriation or violation by the Company or any of its Subsidiaries, or their products or services, of any Intellectual Property of any other Person or challenging the ownership, validity or enforceability of any Company Intellectual Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries have, within the past two (2) years, brought any claim or sent any notice alleging any infringement, misappropriation, or violation of Intellectual Property to any Person.

(d) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries, the conduct of their businesses and the use of their products and services have not, within the past two (2) years, infringed, misappropriated or violated and do not infringe, misappropriate or violate any Intellectual Property of any other Person and (ii) to the Knowledge of the Company, no Person has, within the past two (2) years, infringed, misappropriated or violated any Company Intellectual Property.

(e) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries maintain commercially reasonable practices to protect the confidentiality of any confidential information or trade secrets owned or possessed by them, and are not in breach of, and have not breached, any obligations of confidentiality owed to a third party. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all current and former employees and contractors who have developed or contributed any Intellectual Property for the Company or any Subsidiary have executed a written agreement assigning such rights to the Company or applicable subsidiary.

(f) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Company Software is subject to any source code escrow arrangement that requires or would require the Company or any of its Subsidiaries to divulge to any Person any source code that is part of such Company Software. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has used, modified or distributed any Open Source Software in a manner that (i) requires the disclosure, licensing or distribution of any source code for any Company Software, (ii) imposes any limitation, restriction or condition on the right or ability of the Company or any of its Subsidiaries to use or distribute any Company Software or (iii) allows for any Person to decompile, disassemble or otherwise reverse engineer any Company Software.

(g) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or a Company Subsidiary lawfully owns, leases or licenses all Systems and such Systems are reasonably sufficient for the immediate needs of the Company and its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, the Systems do not contain any viruses, bugs, vulnerabilities, faults or other disabling code that could significantly disrupt or adversely affect the functionality or integrity of any System. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, in the past six (6) months, there has been no failure or other substandard performance involving any System that has caused a material disruption to the Company or any of its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries maintain commercially reasonable backup and data recovery, disaster recovery, and business continuity plans, procedures, and facilities.

3.17 Data Privacy.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have, currently and during the past three (3) years, materially complied with all applicable Data Protection Obligations and have adopted and published privacy policies on their websites that accurately describe their Processing of Personal Information.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have implemented and maintain a written information security program comprising commercially reasonable administrative, technical and physical safeguards.

(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries have experienced any Security Incident; or received any claim alleging that the Company or any of its Subsidiaries has violated any Data Protection Obligation or, to the Knowledge of the Company, been the subject of any governmental investigation or enforcement action making such an allegation in the past three (3) years.

(d) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries sell, or have sold, Personal Information collected from or regarding students or children under the age of thirteen (13) in contravention of applicable Data Protection Obligations.

(e) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor its Subsidiaries have engaged in any targeted online advertising or created profiles for non-educational purposes based on students’ Personal Information in contravention of Data Protection Obligations.

3.18 Tax Matters.

(a) Except as would not reasonably be material to the Company and its Subsidiaries, taken as a whole:

(i) Each of the Company and its Subsidiaries have timely filed (taking into account valid extensions) all material Tax Returns required to be filed by it and each such Tax Return is true, correct, and complete in all material respects.

(ii) The Company and each of its Subsidiaries paid, or have adequately reserved for the payment of, all material Taxes that are required to be paid by it (whether or not shown as due on such Tax Returns) and has complied in all material respects with all applicable Laws relating to the payment, collection, withholding and remittance of Taxes by it and related information reporting requirements with respect to amounts owing to or from any of its employees, creditors, customers, or other third parties.

(iii) There are no liens for Taxes upon any property or assets of the Company or any of its Subsidiaries except for Permitted Liens described in clause (i) of the definition thereof.

(iv) No deficiency for any amount of income or other material Taxes has been proposed or asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unpaid or unresolved in whole or in part.

(v) Neither the Company nor any of its Subsidiaries has executed any waiver, except in connection with any ongoing material Tax examination, of any statute of limitations on, or extended the period for the assessment or collection of, any material Tax, in each case that has not since expired.

(vi) There are no audits suits, claims, examinations, investigations, or other proceedings by a Governmental Authority in respect of material Taxes or Tax matters pending or threatened in writing against the Company or any of its Subsidiaries.

(vii) No written claim has been made within the past three (3) years by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns or pay Taxes that the Company or any of its Subsidiaries is or may become subject to taxation by, or required to file any Tax Return in, that jurisdiction.

(viii) Neither the Company nor any of its Subsidiaries (A) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation or indemnification agreement, other than any such agreement entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes; or (B) has any material liability for the Taxes of any Person other than the Company and its Subsidiaries pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee or successor or by contract, other than any such agreement entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes. Neither the Company nor any of its Subsidiaries has been a member of an affiliated, consolidated, combined or unitary group for Tax purposes (other than a group the common parent of which is the Company or a Subsidiary of the Company).

(ix) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (A) change in method of accounting or use of an improper accounting method in any taxable period (or portion thereof) ending on or before the Closing Date pursuant to Section 481 of the Code (or any analogous or similar provision of U.S. state, or local or non-U.S. Tax Law), (B) installment sale or open transaction disposition made prior to the Closing, or (C) prepaid or deposit amount received, or deferred revenue accrued, outside the ordinary course of business prior to the Closing.

(x) In the last two years, neither the Company nor any of its Subsidiaries has been either a “distributing corporation” or a “controlled corporation” in a transaction purported or intended to qualify for tax-free treatment under Section 355(a) of the Code.

(xi) Neither the Company nor any of its Subsidiaries has applied for nor received any COVID-19 Governmental Assistance to which they were not entitled.

(xii) Neither the Company nor any of its Subsidiaries have at any time benefited from a forgiveness of debt or entered into any transaction or arrangement (including conversion of debt into shares of its share capital) which could have resulted in the application of sections 80, 80.01, 80.02, 80.03 or 80.04 of the Tax Act or any equivalent provisions of applicable provincial tax legislation.

(b) Neither the Company nor any of its Subsidiaries has engaged in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4(b)(2). Neither the Company nor any of its Subsidiaries has been or is engaged in any transaction which is a “notifiable transaction” (as defined in for purposes of section 237.3(1) and 237.4(1) of the Tax Act, respectively).

(c) Neither the Company nor any of its Subsidiaries has ever had a permanent establishment or otherwise has had an office or fixed place of business (in each case, within the meaning of an applicable tax treaty) in a country outside the jurisdiction of its incorporation.

(d) Holdings is treated as a partnership for U.S. federal income tax purposes.

3.19 Employee Benefits.

(a) Employee Plans. Section 3.19(a) of the Company Disclosure Letter sets forth a true, correct and complete list of all material Employee Plans.

(b) Absence of Certain Plans. Neither the Company nor any of its ERISA Affiliates maintains, sponsors, participates in, contributes to or is required to contribute to, or in the past six (6) years has maintained, sponsored, participated in, contributed to, or been required to contribute to: (i) a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA), (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA), (iii) a plan that is subject to Section 412 of the Code or Title IV of ERISA or Section 302 of Title I of ERISA, or (iv) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA), and neither the Company nor any of its ERISA Affiliates could reasonably be expected to have any liability (contingent or otherwise) with respect to any such plans; (v) a “registered pension plan” (as defined in subsection 248(1) of the Income Tax Act (Canada)); (vi) a “deferred profit sharing plan” (as defined in subsection 248(1) of the Income Tax Act (Canada)); (vii) a “retirement compensation arrangement” (as defined in subsection 248(1) of the Income Tax Act (Canada)); or (viii) an “employee life and health trust” (as defined in subsection 248(1) of the Income Tax Act (Canada)).

(c) Compliance. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Employee Plan has been established, maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of

ERISA and the Code. Each Employee Plan and trust forming part thereof that is intended to be a “qualified plan” within the meaning of Section 401(a) of the Code or exempt from federal income taxation under Section 501(a) of the Code is the subject of a favorable determination letter, or may rely on a favorable opinion or advisory letter, issued by the IRS that it so qualified or exempt, as applicable, and, to the Knowledge of the Company, no events have occurred that could reasonably be expected to result in the revocation of the qualified status of, or result in material liability to, the Company with respect to, any such Employee Plan. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all material contributions, premiums or payments required to be made with respect to each Employee Plan have been made on or before their due dates (including any extensions) and within the applicable time required by the Employee Plan and applicable Law. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any of their respective directors, officers, employees or agents has, with respect to any Employee Plan, engaged in or been a party to any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) that could reasonably be expected to result in the imposition of a penalty assessed pursuant to Section 502(i) of ERISA or a Tax imposed by Section 4975 of the Code, in each case applicable to the Company, any of its Subsidiaries or any Employee Plan.

(d) Employee Plan Legal Proceedings. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no Legal Proceedings or other material charges, claims, or complaints pending or, to the Knowledge of the Company, threatened or anticipated on behalf of, against or with respect to any Employee Plan, or, to the Knowledge of the Company, the plan sponsor (if not the Company), plan administrator or any fiduciary or any Employee Plan with respect to the administration or operation of such plan, other than routine claims for benefits.

(e) No Welfare Benefit Plan. No Employee Plan that (i) provides post-termination or retiree life insurance or welfare benefits to any person, except as may be required by Section 4980B of the Code or any similar Law at such person’s sole expense or (ii) provides health and welfare benefits with respect to any current or former participant employed or engaged, or last employed or engaged, in Canada following such participant’s retirement or other termination of service, except to the minimum extent required by applicable Canadian employment standards legislation.

(f) Section 280G. Neither the execution and delivery of this Agreement nor the consummation of the Transactions (whether alone or in combination with any other event) will result in any payment or benefit that would constitute an “excess parachute payment” within the meaning of Section 280G of the Code.

(g) No Gross-Ups. No Person is entitled to receive any additional payment (including any tax gross up or other payment) from the Company or any of its Subsidiaries as a result of the imposition of the excise Taxes by Section 4999 of the Code or any Taxes imposed by Section 409A of the Code.

(h) Transaction Payments; Acceleration. Neither the execution and delivery of this Agreement nor the consummation of the transactions will (whether alone or in combination with any other event), (i) result in any payment, compensation or benefits becoming due or an increase in any such payment, compensation or benefits due to any current or former director, officer, employee, or individual independent contractor of the Company or its Subsidiaries, (ii) require a contribution or funding by the Company or any of its Subsidiaries to an Employee Plan or the transfer or setting aside of assets to fund any benefits under an Employee Plan, (iii) result in any forgiveness of indebtedness of any current or former director, officer, employee, or individual independent contractor of the Company or its Subsidiaries, (iv) limit or restrict the right to merge, amend, terminate or transfer the assets of any Employee Plan following the Effective Time, or (v) result in any acceleration of vesting of any compensation or benefits for any current or former director, officer, employee or individual independent contractor of the Company or its Subsidiaries.

(i) Non-U.S. Employee Plans. With respect to each Employee Plan that is primarily subject to the Laws of a jurisdiction outside of the United States or maintained primarily for the benefit of any current or former director, officer, employee, or individual independent contractor who performs services for the Company or any of its Subsidiaries outside of the United States (each, a “Non-U.S. Employee Plan”), and except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, such Non-U.S. Employee Plan (i) has been maintained and operated in accordance with the applicable plan document and all applicable Laws, (ii) if required to be funded, book-reserved or secured by an insurance policy, is funded, book-reserved, or secured by such an insurance policy, as applicable, based on reasonable and appropriate actuarial assumptions in accordance with applicable accounting principles and applicable Laws, and (iii) if required to be registered or intended to qualify for special tax treatment, satisfies all registration requirements or other requirements for such treatment. There is no Non-U.S. Employee Plan in the nature of a defined benefit plan or multiemployer plan.

(j) No Salary Deferral Arrangements. No Employee Plan is intended to be or has ever been found or alleged by a Governmental Authority to be a “salary deferral arrangement” as defined in subsection 248(1) of the Income Tax Act (Canada).

(k) Voluntary Retirement Savings Plan Act Compliance. The Company and its Subsidiaries have, at all relevant times, offered eligible employees a qualifying retirement plan in compliance with the Voluntary Retirement Savings Plans Act (Québec).

3.20 Labor Matters.

(a) Except as set forth on Section 3.20 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to or bound by, any collective bargaining agreement or other Contract with a Union, and no such Contract is being negotiated by the Company or any of its Subsidiaries. No employee of the Company or any of its Subsidiaries is represented by a Union in connection with their employment with the Company or any of its Subsidiaries. To the Knowledge of the Company, there are no proceedings or efforts being brought, made or threatened by, or on behalf of, any Union to organize any employees or contract workers of the Company or any of its Subsidiaries with regard to their employment with the Company or any of its Subsidiaries, and there have been no such proceedings or efforts in the past three (3) years. There are no material labor disruptions or activities (including any strike, lockout, work stoppage, demand or petition for recognition of a Union, handbilling, picketing, or concerted work slowdown or stoppage) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, and there have been no such disruptions or activities for the past three (3) years. No notice, consent or consultation obligations with respect to any employees of the Company or any of its Subsidiaries, or any Union, will be a condition precedent to, or triggered by, the execution of this Agreement or the consummation of the Transactions.

(b) The Company and its Subsidiaries are, and for the past three (3) years have been, in material compliance with all applicable Laws respecting employment and employment practices and terms and conditions of employment, including any provision relating to wages and hours (including minimum wage, overtime, meal and rest breaks, vacation time and pay, sick leave and work-related expense reimbursement), child labor, withholdings and deductions, background checks and drug testing, classification and payment of employees and independent contractors, pay equity, fair employment practices (including non-discrimination, non-harassment and non-retaliation), termination pay, collective bargaining, disability rights, leaves of absence, occupational health and safety, workers’ compensation, plant closings and mass layoffs, immigration (including Form I-9 compliance) and requirements applicable to employers who hold federal contracts.

(c) There are no, and for the past three (3) years there have been no material, Legal Proceedings pending (or to the Knowledge of the Company, threatened) by or before any Governmental Authority against the Company or any of its Subsidiaries concerning employment-related matters or brought by or on behalf of any current or former applicant, employee, independent contractor or other non-employee service provider (including any such Person engaged through a third-party) of the Company or any of its Subsidiaries, including, but not limited to, in respect of wrongful dismissal, constructive dismissal, discrimination, harassment, sexual harassment or reprisal.

(d) True and complete information as to the name, employing or engaging entity, current job title or position (including whether treated as an employee or independent contractor), work location and compensation for all current employees and individual independent contractors of the Company and its Subsidiaries has been provided to Parent. To the Knowledge of the Company, no executive or key employee of the Company or any of its Subsidiaries (i) has given notice of termination of employment or otherwise disclosed plans to terminate employment with the Company or any of its Subsidiaries within the twelve (12) month period following the date hereof, (ii) is employed under a non-immigrant work visa or other work authorization sponsored by the Company or any of its Subsidiaries that is limited in duration, or (iii) has been the subject of any sexual or similar type (based on any other legally-protected characteristic) of discrimination, harassment, or misconduct allegations during his or her tenure at the Company or any of its Subsidiaries. The Company and each of its Subsidiaries have reasonably investigated all sexual harassment, or other harassment, discrimination, retaliation, or policy violation allegations against current or former officers, directors, employees, consultants or non-employee service providers of the Company or any of its Subsidiaries that have been reported to them or of which they were otherwise aware, in each case, in the past three (3) years. With respect to each such allegation, the Company or its applicable Subsidiary has taken corrective action that is reasonably calculated to prevent further improper action.

3.21 Compliance with Laws.

(a) The Company and each of its Subsidiaries are, and since July 28, 2021 have been, in compliance with all Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries or to the operations and use of the Leased Real Property (including in respect of the Company’s Indian Subsidiaries’ engagement in the business of creating and providing ed tech solutions and Software, and not otherwise engaging in the education sector), except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement, (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since July 28, 2021 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of its businesses; and (iii) since July 28, 2021, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization, the substance of which has not been resolved.

3.22 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as would not reasonably be expected to (i) have, individually or in the aggregate, a Company Material Adverse Effect or (ii) prevent, materially delay or materially impair the ability of the Company to consummate the Transactions, other than any Transaction Litigation, there are no, and since July 28, 2021 there have been no Legal Proceedings pending or, to the Company’s Knowledge, threatened in writing against the Company or any of its Subsidiaries.

(b) No Orders. Except as would not reasonably be expected to (i) have, individually or in the aggregate, a Company Material Adverse Effect or (ii) prevent, materially delay or materially impair the ability of the Company to consummate the Transactions, neither the Company nor any of its Subsidiaries is subject to any Order.

3.23 Insurance. The Company and its Subsidiaries have all material policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, that are customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no written notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured party thereunder, except for such defaults that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.24 Anti-Corruption, Anti-Money Laundering, and Trade Compliance.

(a) Since July 28, 2021, none of the Company, any of its Subsidiaries, or, when acting on behalf of the Company or its Subsidiaries, any officer, director, employee, or, to the Knowledge of the Company, agent of the Company or its Subsidiaries has, offered, promised, provided, or authorized the provision of any money, property, or other thing of value, directly or indirectly, to any Person to improperly influence official action or secure an improper advantage, or otherwise taken any action that would cause the Company or any of its Subsidiaries to be in violation of Anti-Corruption Laws.

(b) Neither the Company, nor any of its Subsidiaries, nor any officer, director, employee, or, to the Knowledge of the Company, agent of the Company or its Subsidiaries is a Sanctioned Party nor has, since July 28, 2021, engaged in, nor is now engaged in, any transactions with or for the benefit of any Sanctioned Party, nor has otherwise violated Sanctions.

(c) Neither the Company, nor any of its Subsidiaries, nor any officer, director or employee of the Company or its Subsidiaries has since July 28, 2021 engaged in, nor is now engaged in, any dealings or transactions with or for the benefit of any Person located, organized, or ordinarily resident in any Sanctioned Jurisdiction, in each case directly or, to the Knowledge of the Company, indirectly, including through any of their distributors, agents or other Persons acting on their behalf.

(d) Neither the Company nor any of its Subsidiaries has since July 28, 2021 violated or is in violation of any Anti-Money Laundering Law in any material respects.

(e) The Company and its Subsidiaries have since July 28, 2021 obtained material export licenses as required by, and otherwise have since July 28, 2021 operated, and are presently, in compliance with Export Control Laws in all material respects.

(f) Neither the Company nor any of its Subsidiaries is party to any actual or threatened legal proceedings or outstanding enforcement action relating to any breach or suspected breach of Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions, or Export Control Laws.

3.25 Brokers. Except for Goldman Sachs & Co. LLC and Centerview Partners LLC, there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission from the Company or any of its Subsidiaries in connection with the Transactions.

3.26 Related Party Transactions. Except for any transactions, or series of related transactions, agreements, arrangements or understandings with the Rollover Stockholders or their respective Affiliates in furtherance of the Rollover, and indemnification, compensation or other employment arrangements in the ordinary course of business, neither the Company nor any of its Subsidiaries is a party to any Contract commitment or transaction with or for the benefit of any Person that is required to be disclosed under Item 404 of Regulation S-K promulgated under the Exchange Act and that is not so disclosed.

3.27 Government Contracts.

(a) Since July 28, 2021, neither the Company nor any of its Subsidiaries has (i) materially breached or materially violated any Government Contract or the Laws and regulations pertaining thereto; (ii) been audited, with the exception of routine audits, or, to the Knowledge of the Company, investigated by any Governmental Authority with respect to any Government Contract; (iii) been the subject of any indictment, writ of information, judgment or order with respect to any Government Contract; (iv) had any Government Contract terminated for cause or default by any Governmental Authority or any other Person for default or failure to perform; or (v) received written notice from or on behalf of any Governmental Authority or any other Person indicating that such Governmental Authority or Person intends to cancel, terminate, materially modify, or not renew any Government Contract, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) Since July 28, 2021, neither the Company nor any Subsidiary, nor any of their respective principals (as defined at 48 C.F.R. § 2.101) have been suspended, debarred, or proposed for debarment by any Governmental Authority or otherwise excluded by any Governmental Authority from participating in any federal, state, local or foreign government procurement or non-procurement programs and, to the Knowledge of the Company, no circumstances exist that would reasonably be expected to lead to the institution of suspension or debarment proceedings against the Company, any Subsidiary, or any of their respective principals.

(c) With respect to each Government Contract and Government Bid, since July 28, 2021, to the Knowledge of the Company, all representations, certifications and disclosures made by the Company and each of its Subsidiaries were complete and accurate in all material respects as of their effective date, and the Company and each of its Subsidiaries has complied in with all such representations, certifications and disclosures, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d) Since July 28, 2021, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has knowingly made or submitted in writing any express false or fraudulent claim or statement to any Government Authority or any higher tier contractor in connection with a Government Contract or a Government Bid, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(e) Neither the Company nor any of its Subsidiaries has, or since July 28, 2021 has had, any Government Contract that requires it to obtain or maintain a United States government security clearance or a foreign government security clearance.

(f) Since July 28, 2021, the Company and the Subsidiaries have established and maintained adequate internal controls to ensure material compliance with their respective Government Contracts.

(g) To the Knowledge of the Company, since July 28, 2021, all invoices and claims for payment, reimbursement or adjustment submitted by the Company and its Subsidiaries in connection with any Government Contract were accurate and complete in all material respects as of their respective submission dates.

(h) To the Knowledge of the Company, there are no outstanding or unsettled allegations of fraud, false claims or overpayments with regard to any of the Company’s or any Subsidiary’s Government Contracts.

3.28 Lobbying. The Company, its Subsidiaries, its and their respective officers, directors, employees, and, to the Knowledge of the Company, its and their respective agents, representatives and consultants, in each case when acting on behalf of the Company or its Subsidiaries, have, at all times since July 28, 2021, (a) complied in all material respects with all applicable Lobbying Laws; (b) made all registrations, filings and disclosures required by the applicable Lobbying Laws, Government Contracts, and requests for proposal or other procurement processes issued by or administered by a Government Authority; and (c) to the Knowledge of the

Company, not been the subject or target of any Legal Proceedings, investigation, or disclosure by or before any Governmental Authority relating to the Lobbying Laws, nor to Knowledge of the Company, is any such Legal Proceeding, investigation, or disclosure pending or threatened.

3.29 No TID U.S. Business. Neither the Company nor any of its Subsidiaries is a “TID U.S. business” as defined in 31 C.F.R. § 800.248.

3.30 Company Information. The information supplied or to be supplied by the Company for inclusion in the Information Statement and the Schedule 13e-3 will not, at the time the Information Statement is first disseminated to the Company Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to statements made therein based on information supplied by Parent or Merger Sub for inclusion or incorporation by reference therein.

3.31 No Other Representations or Warranties. Except for the representations and warranties expressly made by the Company in this Article III or in any certificate delivered pursuant to this Agreement, neither the Company nor any other Person makes or has made any representation or warranty of any kind whatsoever, express or implied, at Law or in equity, with respect to the Company any of its Subsidiaries or their respective business, operations, assets, liabilities, condition (financial or otherwise), notwithstanding the delivery or disclosure to the Parent and Merger Sub or any of their Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Without limiting the generality of the foregoing, neither the Company nor any other Person makes or has made any express or implied representation or warranty to Parent, Merger Sub or any of their respective Representatives with respect to (a) any financial projection, forecast, estimate, or budget relating to the Company, any of its Subsidiaries or their respective businesses or (b) except for the representations and warranties made by the Company in this Article III, any oral or written information presented to Parent, Merger Sub or any of their respective Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or the course of the Transactions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby jointly and severally represent and warrant to the Company, as follows:

4.1 Organization; Good Standing. Parent (a) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization; and (b) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties and assets, in each case. Merger Sub (i) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties and assets. Neither Parent nor Merger Sub is in violation of its Organizational Documents.

4.2 Corporate Power; Enforceability. Each of Parent and Merger Sub has the requisite corporate (or the equivalent thereof) power and authority to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) consummate the Transactions. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Enforceability Exceptions.

4.3 Non-Contravention. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective obligations hereunder, and the consummation of the Transactions (a) do not violate or conflict with any provision of the Organizational Documents of Parent or Merger Sub; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any Contract or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent, Merger Sub or any of their properties or assets may be bound; (c) do not, assuming the Governmental Authorizations referred to in Section 4.4 are obtained, violate or conflict with any Law applicable to Parent or Merger Sub; and (d) will not result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of Parent or Merger Sub, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

4.4 Requisite Governmental Approvals. No Governmental Authorization is required on the part of Parent, Merger Sub or any of their Affiliates in connection with (a) the execution and delivery of this Agreement by each of Parent and Merger Sub; (b) the performance by each of Parent and Merger Sub of their respective covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions by Parent and Merger Sub, except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws; and (iv) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, have a Parent Material Adverse Effect.

4.5 No Foreign Person. Neither Parent nor Merger Sub is a “foreign person” as defined in Section 721 of the U.S. Defense Production Act of 1950, as amended, including any implementing regulations thereof (the “DPA”).

4.6 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, there are no Legal Proceedings pending or, to the knowledge of Parent or any of its Affiliates, threatened against Parent or Merger Sub.

(b) No Orders. Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, neither Parent nor Merger Sub is subject to any Order.

4.7 Ownership of Company Common Stock. None of Parent, Merger Sub or any of their respective directors, officers, general partners or Affiliates or, to the knowledge of Parent or any of its Affiliates, any employees of Parent, Merger Sub or any of their Affiliates (a) has owned any shares of Company Common Stock; or (b) is or has been an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company, in each case during the three years prior to the date of this Agreement.

4.8 Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their Affiliates who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transactions.

4.9 Operations of Parent and Merger Sub. The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.001 per share, all of which are validly issued and outstanding. Each of Parent and Merger Sub has been formed solely for the purpose of engaging in the Merger, and, prior to the Effective Time, Parent and Merger Sub shall not have engaged in any other business activities and shall not have incurred liabilities or obligations other than as contemplated by the Financing Letters, the Limited Guarantee and

this Agreement. Parent owns beneficially and of record all of the outstanding capital stock and other equity and voting interest in, Merger Sub free and clear of all liens.

4.10 No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement or the Merger. The adoption of this Agreement by the affirmative vote or consent of Parent is the only vote or consent of the holders of the capital stock of, or other equity interest in, Merger Sub necessary under applicable Law or its Organizational Documents to adopt this Agreement and consummate the Merger.

4.11 Limited Guarantee. Concurrently with the execution of this Agreement, Limited Guarantors have delivered to the Company a true, correct and complete copy of the Limited Guarantee, duly executed by the Limited Guarantors in favor of the Company. The Limited Guarantee is in full force and effect and constitutes a legal, valid and binding obligation of Limited Guarantor, enforceable against it in accordance with its terms. As of the date of this Agreement, no event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default or breach or failure to satisfy a condition on the part of the Limited Guarantors under the Limited Guarantee.

4.12 Financing.

(a) Financing Letters. As of the date of this Agreement, Parent has delivered to the Company true, correct and complete copies of (i) a duly executed equity commitment letter, dated as of the date of this Agreement, between Parent and the Limited Guarantors (the “Equity Commitment Letter”) pursuant to which the Limited Guarantors have committed, subject to the terms and conditions therein, to invest in Parent, directly or indirectly, the amounts set forth therein for the purpose of funding a portion of the transactions contemplated hereby and thereby (the “Equity Financing”); and (ii) a duly executed debt commitment letter, dated as of the date of this Agreement, among Parent, Merger Sub and the Financing Sources party thereto (including all exhibits, schedules, term sheets, and annexes thereto, as may be amended or modified in accordance with the terms hereof, collectively the “Debt Commitment Letters” and, together with the Equity Commitment Letter and the Fee Letters referenced below, the “Financing Letters”) and any other agreements related thereto, pursuant to which the Financing Sources thereto have committed, subject to the terms and conditions therein, to lend the amounts set forth therein for the purpose of funding a portion of the transactions contemplated hereby and thereby (including the repayment, prepayment or discharge of the outstanding debt under the Company Credit Agreement) (together with any Alternate Debt Financing, the “Debt Financing” and, together with the Equity Financing, the “Financing”). Parent has also delivered to the Company a true, correct and complete copy of any fee letter (which may be redacted solely with respect to the fee amounts and other economic terms so long as no redaction covers amounts or terms that would adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount of the Debt Financing on the Closing Date) in connection with the Debt Commitment Letters (any such letter, a “Fee Letter”). The Equity Commitment Letter provides that the Company is an express third-party beneficiary thereof as set forth in, and subject to the terms and conditions of, the Equity Commitment Letter.

(b) No Amendments. As of the date of this Agreement, (i) the Financing Letters and the terms of the Financing have not been amended or modified; (ii) no such amendment or modification is contemplated (other than modifications to assign or reassign or reallocate commitments and/or roles to lenders, agents, co-agents, arrangers, bookrunners, managers or other roles under the Debt Commitment Letter, none of which shall have an impact on the amount or availability of the Financing); and (iii) the respective commitments contained in the Financing Letters have not been withdrawn, terminated, replaced or rescinded in any respect and no such withdrawal, termination, replacement or rescission is contemplated. There are no other Contracts, side letters or arrangements to which Parent, Merger Sub or any of their respective Affiliates is a party that could limit, delay, affect or impair the availability of the Financing necessary to consummate the Closing on the Closing Date other than as expressly set forth in the Financing Letters delivered to the Company prior to the date hereof.

(c) Sufficiency of Financing. Assuming (x) the satisfaction of the conditions set forth in Section 7.1 and Section 7.2, (y) the accuracy of the representations and warranties of the Company contained in Article III are true and correct in a manner that would satisfy the condition set forth in Section 7.2(a) and (z) the Rollover has been consummated in accordance with the terms of this Agreement and the Support and Rollover Agreements, the Financing is sufficient to (i) make all payments contemplated by this Agreement to be made as of the Closing Date (including the payment of all payments to be made as of the Closing Date pursuant to Article II in connection with or as a result of the Merger); (ii) repay, prepay or discharge (after giving effect to the Merger) all amounts outstanding under the Company Credit Agreement in respect of the principal of and interest, fees, premiums or other amounts payable thereon, as contemplated by this Agreement; and (iii) pay all fees and expenses required to be paid by Parent or Merger Sub in connection with the Merger (the “Required Amount”).

(d) Validity. The Financing Letters (in the forms delivered by Parent to the Company) are in full force and effect with respect to, and constitute the legal, valid and binding obligations of, Parent and the other parties thereto, as applicable, enforceable against Parent, Merger Sub and the other parties thereto, as applicable, in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions. Other than as expressly set forth in the Debt Commitment Letter and Equity Commitment Letter, there are no conditions precedent or other contingencies related to the funding of the full proceeds of the Financing pursuant to any agreement relating to the Financing to which the Limited Guarantors, Parent, Merger Sub or any of their respective Affiliates is a party. As of the date of this Agreement and assuming the representations and warranties of the Company contained in Article III are true and correct and the performance by the Company of its covenants under this Agreement, each of Parent and Merger Sub has no reason to believe that it or any other party to the Financing Letters will be unable to satisfy on a timely basis any term or condition therein. As of the date of this Agreement, no event has occurred that, with or without notice or lapse of time or both, would, or would reasonably be expected to, (i) constitute a default or breach on the part of Parent or any of the other parties thereto pursuant to the Financing Letters, (ii) result in the failure of any condition to the Financing; or (iii) otherwise result in any portion of the Financing to be unavailable or materially delayed. As of the date of this Agreement and assuming the representations and warranties of the Company contained in Article III are true and correct and the performance by the Company of its covenants under this Agreement, Parent has no reason to believe that (A) it will be unable to satisfy on a timely basis any term or condition of the Financing, or (B) the Financing completed by the Financing Letters will not be available to Parent on the Closing Date. As of the date of this Agreement, Parent and Merger Sub have fully paid, or caused to be fully paid, all commitment or other fees and amounts that are due and payable on or prior to the date of this Agreement pursuant to the terms of the Financing Letters.

(e) No Exclusive Arrangements. None of the Limited Guarantors, Parent, Merger Sub or any of their respective Affiliates has entered into any Contract prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt or equity financing from providing or seeking to provide debt or equity financing or financial advisory services to any Person, in each case in connection with a transaction relating to the Company or any of its Subsidiaries or in connection with the Merger.

4.13 Stockholder and Management Arrangements. As of the date hereof, except as set forth herein (including with respect to the Support and Rollover Agreements), none of the Limited Guarantors, Parent, Merger Sub or any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Merger; (ii) the Company; or (iii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time; or (b) pursuant to which (i) any holder of Company Common Stock would be entitled to receive consideration of a different amount or nature than the Per Share Price in respect of such holder’s shares of Company Common Stock (including through any “roll-over” of existing equity in connection with the Transactions); (ii) any Company Stockholder has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) any Company Stockholder, director, officer, employee or other Affiliate of the Company other than the Limited Guarantors has agreed to provide, directly or indirectly, equity investment to Parent, Merger Sub or the Company to finance any portion of the Merger.

4.14 Solvency. As of the Effective Time assuming (x) the satisfaction of the conditions set forth in Section 7.1 and Section 7.2, and (y) the accuracy of the representations and warranties of the Company contained in Article III are true and correct in a manner that would satisfy the condition set forth in Section 7.2(a), and immediately after giving effect to the Transactions (including the Merger and the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger and all related fees and expenses of Parent, Merger Sub, the Company and their respective Subsidiaries in connection therewith), (a) the amount of the “fair saleable value” of the assets determined on a going concern basis, of the Surviving Corporation and its Subsidiaries (on a consolidated basis) will exceed (i) the value of all liabilities of the Surviving Corporation and such Subsidiaries (on a consolidated basis); and (ii) the amount that will be required to pay the probable liabilities of the Surviving Corporation and its Subsidiaries (on a consolidated basis) on their existing debts (including contingent liabilities) as such debts become absolute and matured; (b) the Surviving Corporation and its Subsidiaries (on a consolidated basis) will not have an unreasonably small amount of capital for the operation of the businesses in which they are engaged or proposed to be engaged; and (c) the Surviving Corporation and its Subsidiaries (on a consolidated basis) will be able to pay their liabilities, including contingent and other liabilities, as they mature. Subject to the assumptions set forth in the previous sentence, no transfer of property is being made by Parent, Merger Sub, the Surviving Corporation or any their respective Affiliates (or is contemplated being made) and no obligation is being incurred (or is contemplated being incurred) by Parent, Merger Sub, the Surviving Corporation or any of their respective Affiliates in connection with the Transactions (or any series of related transactions or any other transactions in close proximity with the Transactions) (a) with the intent to hinder, delay or defraud either present or future creditors of the Surviving Corporation, Parent, Merger Sub or any of their respective Affiliates, (b) that could reasonably be expected to render the Surviving Corporation, Parent, Merger Sub or any of their respective Affiliates insolvent or (c) that as of the date hereof, is reasonably expected to have a material adverse effect on the long term financial sustainability of the Surviving Corporation, Parent, Merger Sub or any of their respective Affiliates.

4.15 Non-Reliance. In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts, and other forward-looking information, as well as certain business and strategic plan information, regarding the Company and its Subsidiaries and their respective businesses and operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts, and other forward-looking statements, as well as in such business and strategic plans, with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information, or business plans), and that, except for the representations and warranties expressly set forth in Article III, Parent and Merger Sub have not relied on such information or on any other representation or warranty (express or implied), memorandum, presentation or other materials or information provided by or on behalf of the Company and will have no claim against the Company or any of its Subsidiaries, or any of their respective Representatives, with respect thereto or any rights hereunder with respect thereto, except pursuant to the express terms of this Agreement, including on account of a breach of any of the representations, warranties, covenants or agreements set forth herein. Without limiting the generality of the foregoing, Parent and Merger Sub each acknowledges and agrees that neither the Company nor any other Person makes or has made any representations or warranties with respect to any estimates, projections, forecasts, or other forward-looking information (or omissions therefrom) made available to Parent, Merger Sub or any of their respective Representatives (including in certain “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, the Transactions).

4.16 Parent and Merger Sub Information. The information supplied or to be supplied by Parent or Merger Sub for inclusion in the Information Statement or the Schedule 13e-3 will not, at the time the Information Statement is first disseminated to the Company Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.17 Support and Rollover Agreements. Concurrently with the execution of this Agreement, Parent has delivered to the Company the duly executed Support and Rollover Agreements. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach by Parent under any Support and Rollover Agreement.

4.18 No Other Representations or Warranties. Except for the representations and warranties expressly made by Parent and Merger Sub in this Article IV or in any certificate delivered pursuant to this Agreement, none of Parent, Merger Sub or any other Person makes or has made any representation or warranty of any kind whatsoever, express or implied, at Law or in equity, with respect to Parent or Merger Sub or their Affiliates or their respective business, operations, assets, liabilities, condition (financial or otherwise), notwithstanding the delivery or disclosure to the Company or any of its Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Except for the representations and warranties expressly set forth in Article III, Parent and Merger Sub hereby acknowledge that neither the Company nor any of its Subsidiaries, nor any other Person, makes or has made or is making any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective business or operations, including with respect to any information provided or made available to Parent, Merger Sub or any of their respective Representatives or any information developed by Parent, Merger Sub or any of their respective Representatives.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (A) as expressly contemplated or required by this Agreement, (B) as set forth in Section 5.1 of the Company Disclosure Letter, (C) as required by applicable Law, (D) any COVID-19 Measures, subject to the Company using good faith efforts to provide prior notice to, and reasonably consult with, Parent or (E) as approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed and shall be deemed not provided if Parent provides no written response within seven (7) Business Days after a written request by the Company for such consent), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time (the “Interim Period”), the Company shall, and shall cause each of its Subsidiaries to, use its commercially reasonable efforts to (provided that no action or omission by the Company or its Subsidiaries with respect to matters specifically addressed by any provision of Section 5.2 shall be deemed a breach of this sentence unless such action or omission would constitute a breach of such relevant provision of Section 5.2):

(a) conduct its business in all material respects in the ordinary course of business;

(b) preserve intact in all material respects its assets, properties and Material Contracts; and

(c) preserve intact in all material respects its significant commercial relationships with third parties.

5.2 Forbearance Covenants. Except (A) as expressly contemplated or required by this Agreement, (B) as set forth in Section 5.2 of the Company Disclosure Letter, (C) as required by applicable Law, (D) any COVID-19 Measures or (E) as approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed and shall be deemed not provided if Parent provides no written response within seven

(7) Business Days after a written request by the Company for such consent), during the Interim Period, the Company shall not, and shall not permit any of its Subsidiaries, to (whether directly or indirectly):

(a) amend or repeal the Organizational Documents of the Company or any of its Subsidiaries (other than immaterial changes to the Organizational Documents of any of its Subsidiaries);

(b) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, conversion, division, restructuring, recapitalization or other reorganization;

(c) issue, sell, deliver or agree or commit to issue, sell or deliver any Company Securities, except upon the vesting or settlement of, Company RSUs, Company MSUs or Company PSUs, in each case, outstanding on the date of this Agreement in accordance with their terms as in effect on the date hereof;

(d) except for transactions solely among the Company and its wholly-owned Subsidiaries or solely among the wholly-owned Subsidiaries of the Company, adjust, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its capital stock or other equity or voting interest, other than (i) the withholding of shares of Company Common Stock to satisfy Tax obligations incurred in connection with the vesting and settlement of Company RSUs, Company MSUs or Company PSUs, and (ii) the acquisition by the Company of Company RSUs, Company MSUs or Company PSUs in connection with the forfeiture of such awards, in each case in accordance with their terms as in effect on the date of this Agreement;

(e) (i) declare, set aside or pay any dividend or other distribution including, for the avoidance of doubt, any distributions in accordance with Section 4.1(a)(1) of the Holdings LLC Agreement (in each case, whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, except for dividends or other distributions made by any direct or indirect Subsidiary of the Company to the Company or one of its other Subsidiaries, (ii) modify the terms of any shares of capital stock or other equity or voting interest or (iii) pledge or encumber any shares of its capital stock or other equity or voting interest;

(f) incur, assume, settle, prepay (other than in the ordinary course of business) endorse, guarantee, or otherwise become liable for any Indebtedness for borrowed money, except (i) revolving borrowings in the ordinary course of business for working capital purposes under the Company’s credit facilities as in effect on the date hereof in a manner consistent with past practices, (ii) guarantees or credit support provided by the Company or any of its Subsidiaries of the obligations of the Company or any of its Subsidiaries to the extent such Indebtedness is in existence on the date of this Agreement or incurred in compliance with this Section 5.2(f), (iii) performance bonds and surety bonds entered into in the ordinary course of business and (iv) any Indebtedness among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries;

(g) grant or permit to exist, any material Lien (other than Permitted Liens) on any assets or properties of the Company and its Subsidiaries;

(h) (i) enter into, adopt, amend, modify (including accelerating the vesting), or terminate any material Employee Plan (or any plan, program, policy or agreement that would be a material Employee Plan if in effect on the date of this Agreement) or accelerate any compensation or benefits of any current or former director, officer, employee, non-employee service provider or individual independent contractor; or (ii) increase or change the benefits or compensation payable or paid, whether conditionally or otherwise, of or to any current or former director, officer, employee, or individual independent contractor (other than any increase in annual base salary or annual wage rate and commensurate increases in target annual bonus opportunities adopted in the ordinary course of business in respect of any non-officer employee or individual service provider whose annual base salary or annual wage rate does not exceed $250,000 after giving effect to such increase), or pay or commit to pay any retention, stay, transaction or similar bonus or compensation to any such director, officer, employee, non-employee service provider or individual independent contractor, except, in the case of each of clauses (i) or (ii), as applicable (A) to the extent required by applicable Law or pursuant to any Employee Plan in effect on the date of this Agreement and set forth on the Company Disclosure Letter; (B) in conjunction with annual renewal or plan design changes for broad-based health and welfare Employee Plans that are made in the ordinary course of business and do not result in material additional cost to the Company; or (C) at-will offer letters (or, for jurisdictions outside of the United States, employment agreements that provide for employment periods or rights no greater than required by applicable Law) entered into with new hires in the ordinary course of business and whose annual base salary or annual wage rate is less than $250,000; provided that any such offer letter or employment agreement does not provide for severance payments (unless otherwise required by Law with respect to an employee located outside of the United States), notice periods in excess of thirty (30) days (unless otherwise required by Law with respect to an employee located outside of the United States), equity grants or any retention bonuses;

(i) hire or engage, or terminate (other than for cause) any employee or individual independent contractor with an annual base compensation in excess of $250,000;

(j) negotiate, enter into, amend or extend any collective bargaining agreement or similar Contract with a Union or recognize or certify any Union as the bargaining representative for any employees of the Company or any of its Subsidiaries;

(k) implement any layoffs affecting, place on unpaid leave or furlough, or materially reduce the hours or weekly pay of, fifty (50) or more employees, or take any other action that would require notice under the federal Worker Adjustment and Retraining Notification Act or any similar foreign, state or local Law;

(l) settle, release, waive or compromise any pending or threatened Legal Proceeding for an amount in excess of $2,000,000 individually or $5,000,000 in the aggregate other than (i) any settlement where the amount paid or to be paid by the Company or any of its Subsidiaries is covered by insurance coverage maintained by the Company or any of its Subsidiaries and (ii) settlements of any Legal Proceedings for an amount not in excess of the amount, if any, reflected or reserved in the balance sheet (or the notes thereto) of the Company;

(m) materially change the Company’s or its Subsidiaries’ methods, principles or practices of financial accounting or annual accounting period, except as required by GAAP, Regulation S-X of the Exchange Act (or any interpretation thereof), or by any Governmental Authority or applicable Law;

(n) other than where such action is required by Law, (A) change or revoke any material Tax election; (B) change any annual Tax accounting period or material method of Tax accounting, (C) amend any material Tax Return, (D) settle or compromise any material claim related to Taxes for an amount materially in excess of amounts reserved, (E) enter into any material closing agreement with respect to Taxes, or (F) surrender any right to claim a material Tax refund for an amount materially in excess of amounts reserved;

(o) incur or commit to incur any capital expenditures other than (i) as set forth in Section 5.2(p) of the Company Disclosure Letter; or (ii) expenditures that do not exceed $1,000,000 individually or $5,000,000 in the aggregate;

(p) sell, assign, transfer, lease, license, encumber, abandon or permit to lapse any Company Registered Intellectual Property or other material Company Intellectual Property, other than Permitted Liens or expirations of Registered Intellectual Property at the end of the applicable statutory term;

(q) enter into, or in any material respect, modify, amend or waive any rights under, or terminate (other than any Material Contract that has expired in accordance with its terms) any Material Contract except, in each case, in the ordinary course of business; provided that any Material Contract (x) described by the definition set forth in Section 1.1(qqq)(ii) shall be exclusively governed by Section 5.2(s) and (y) described by the definition set forth in Section 1.1(qqq)(v) shall be exclusively governed by Section 5.2(f);

(r) acquire any division, assets, properties, businesses or equity securities in (or otherwise make an investment in) any Person (including by merger, consolidation or acquisition of stock or assets), other than (i) in or from any Subsidiary of the Company (ii) assets in the ordinary course of business or (iii) that do not exceed $10,000,000 in the aggregate;

(s) (i) sell, lease, transfer, abandon, exclusively license, assign or otherwise dispose of any real property, in each case other than in the ordinary course of business; or (ii) acquire any real property or interests therein (whether by purchase, lease or otherwise);

(t) sell, assign, transfer, or otherwise dispose of, any of the Company’s or its Subsidiaries’ material assets, other than Company Intellectual Property and other than such sales, assignments, transfers or other dispositions that (i) are in the ordinary course of business or (ii) do not have a purchase price that exceeds $10,000,000 in the aggregate;

(u) make any loans, advances or capital contributions to, any other Person, except for (i) extensions of credit to customers in the ordinary course of business; (ii) advances to directors, officers and other employees for travel and other business-related expenses, in each case, in the ordinary course of business and in compliance in all material respects with the Company’s or its Subsidiaries’ policies related thereto; (iii) loans, advances or capital contributions to, any direct or indirect wholly owned Subsidiaries of the Company; and (iv) if not otherwise covered by clauses (i), (ii) or (iii), in amounts less than $250,000 in the aggregate outstanding at any given time;

(v) amend, cancel, fail to renew, or renew for less coverage, any insurance policies of the Company or its Subsidiaries that are set forth on Section 5.2(v) of the Company Disclosure Letter;

(w) amend the terms of that certain Tax Receivable Agreement, dated as of July 27, 2021, by and among the Company, Holdings and the other parties thereto, except as set forth in the TRA Amendment;

(x) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404 (other than transactions entered into the ordinary course of business consistent with past practice on arms-length terms with portfolio companies affiliated with the Principal Stockholders); or

(y) agree, resolve or commit to take any of the actions prohibited by this Section 5.2.

For purposes of this Section 5.2 (and the definitions contained herein), references to the Company and its Subsidiaries shall be deemed to include Severin Topco LLC.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. Subject to the final sentence of this Section 5.3(a), and subject to the terms of Section 5.3(b), during the Interim Period, the Company and its Subsidiaries shall not, and shall cause their respective directors and officers not to, and will instruct and use reasonable best efforts to cause each of their Representatives not to, directly or indirectly, (i) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or could reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or personnel, of the Company or any of its Subsidiaries, in any such case with the intent to reasonably be expected to induce the making, submission or announcement of, or to knowingly encourage or knowingly facilitate, an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal, in each case, other than informing such Persons of the existence of the provisions contained in this Section 5.3 and contacting the Person making the Acquisition Proposal solely in order to clarify the terms or conditions of the Acquisition Proposal in connection with determining whether the Acquisition Proposal constitutes a Superior Proposal; (iv) approve, endorse or recommend an Acquisition Proposal; or (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction (including any “clean team” or similar arrangement), other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”). Subject to the following two sentences of this Section 5.3(a), and subject to the terms of Section 5.3(b), promptly (and in any event within twenty-four hours) following the execution of this Agreement, the Company shall request the return or destruction of all non-public information concerning the Company or its Subsidiaries theretofore furnished to any Person (other than Parent, the Limited Guarantors, the Financing Sources and their respective Representatives and Affiliates) with whom a confidentiality agreement was entered into at any time prior to the date hereof with respect to an Acquisition Proposal, and shall immediately and shall cause each of its Subsidiaries and each of its and its Subsidiary’s respective directors and officers and use its reasonable best efforts to cause its and their respective other Representatives to immediately (A) cease any discussions, communications or negotiations with any Person (other than the Parties and their respective Representatives) in connection with an Acquisition Proposal (or proposals or offers that could reasonably be expected to lead to an Acquisition Proposal) by any such Person, in each case that exists as of the date of this Agreement and (B) terminate all access of any Person (other than the Parties and their respective Representatives) to any electronic data room maintained by the Company or other diligence access with respect to any Acquisition Proposal. During the Interim Period, the Company will be required to enforce, and will not be permitted to waive, terminate or modify, any provision of any standstill or similar provision that prohibits or purports to prohibit a proposal being made to the Company Board (or the Special Committee) unless the Company Board (acting under the direction of the Special Committee) has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law.

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in this Agreement, from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company’s receipt of the Company Stockholder Approval, the Company and the Company Board (acting under the direction of the Special Committee) may, directly or indirectly through one or more of their Representatives, participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, books, records or personnel, of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement to any Person or such Person’s Representatives that has made, renewed or delivered to the Company an Acquisition Proposal after the date of this Agreement, contact such Person to clarify the terms or conditions thereof and otherwise facilitate such Acquisition Proposal or assist such Person (and such Person’s Representatives and financing sources) with such Acquisition Proposal if requested by such Person, in each case, with respect to an Acquisition Proposal that the Company Board (acting under the direction of the Special Committee) has determined in good faith (after consultation with its financial advisors and outside legal counsel) either constitutes a Superior Proposal or is reasonably expected to lead to a Superior Proposal; provided that, subject to applicable Law and any applicable “clean team” or similar arrangement, the Company shall provide to Parent and Merger Sub any material non-public information or data that is provided to any Person given such access that was not previously made available to Parent or Merger Sub prior to or promptly following the time it is provided to such Person.

(c) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as permitted by Section 5.3(d) or Section 5.3(f), the Company Board, including the Special Committee, shall not:

(i) (A) withhold, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, the Company Board Recommendation in a manner adverse to Parent in any material respect,

including failing to include the Company Board Recommendation in the proxy statement submitted in connection with the Transactions; (B) recommend a tender or exchange offer related to an Acquisition Proposal in any position taken in accordance with Rules 14d-9 and 14e-2 promulgated under the Exchange Act; (C) adopt, endorse, approve, recommend or declare advisable, or propose publicly to adopt, endorse, approve, recommend or declare advisable, or submit to the Company Stockholders for approval or adoption, any Acquisition Proposal; or (D) fail to reaffirm the Company Board Recommendation within ten (10) Business Days of receiving a written request from Parent (or, if earlier, at least two (2) Business Days prior to the Company Stockholder Meeting) to provide such public reaffirmation following receipt by the Company of a publicly announced Acquisition Proposal (any action described in clauses (A) through (D), a “Company Board Recommendation Change”); provided that, for the avoidance of doubt, none of (1) the factually accurate disclosure by the Company of the receipt of an Acquisition Proposal, (2) the determination by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes a Superior Proposal; or (3) the delivery by the Company of any notice contemplated by Section 5.3(d) will constitute a Company Board Recommendation Change; or

(ii) cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

(d) Company Board Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company’s receipt of the Company Stockholder Approval:

(i) the Company Board (acting under the direction of the Special Committee) may effect a Company Board Recommendation Change (within the meaning of clause (A) of the definition of “Company Board Recommendation Change”) in response to an Intervening Event if the Company Board (acting under the direction of the Special Committee) determines in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided that the Company Board (acting under the direction of the Special Committee) shall not effect such a Company Board Recommendation Change unless:

(1) (A) the Company has provided prior written notice to Parent at least three (3) Business Days in advance (such notice period, including any extension thereto, in accordance with this Section 5.3(d)(i)(1), the “Intervening Event Notice Period”) to the effect that the Company Board (acting under the direction of the Special Committee) intends to effect a Company Board Recommendation Change, which notice shall specify the basis for such Company Board Recommendation Change; and (B) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during the Intervening Event Notice Period, have been available to negotiate with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement and the Financing Letters in such a manner that would obviate the need to effect a Company Board Recommendation Change; provided that, in the event the Intervening Event to which this provision applies thereafter changes in any material respect, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(i)(1) with respect to such new written notice, it being understood that the “Intervening Event Notice Period” in respect of such new written notice will be two (2) Business Days; and

(2) at the end of the Intervening Event Notice Period and prior to taking any such action, the Company Board (acting under the direction of the Special Committee) has considered in good faith any such proposals by Parent to make revisions to the terms of this Agreement and the Financing Letters, and has determined in good faith (after consultation with its financial advisors and outside legal counsel), that the failure to effect a Company Board Recommendation Change would continue to be inconsistent with the Company Board’s fiduciary duties under applicable Law if such changes proposed by Parent were to be given effect; or

(ii) if the Company has received an unsolicited Acquisition Proposal and that the Company Board (acting under the direction of the Special Committee) has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes a Superior Proposal, then the Company Board (acting under the direction of the Special Committee) may (A) effect a Company Board Recommendation Change with respect to such Acquisition Proposal; or (B) cause the Company to terminate this Agreement pursuant to Section 8.1(h) in order to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal; provided that the Company Board (acting under the direction of the Special Committee) shall not take any action described in the foregoing clauses (A) and (B) unless:

(1) the Company Board (acting under the direction of the Special Committee) determines in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties under applicable Law;

(2) (A) the Company has provided prior written notice to Parent at least three (3) Business Days in advance (such notice period, including any extension thereto, in accordance with this Section 5.3(d)(ii)(2), the “Acquisition Proposal Notice Period”) to the effect that the Company Board (or a committee thereof) intends to take the actions described in clauses (A) or (B) of Section 5.3(d)(ii), which notice shall specify the identity of the Person or Group making such Acquisition Proposal, the material terms thereof and copies of all material relevant agreements relating to such Acquisition Proposal; and (B) prior to effecting such Company Board Recommendation Change or termination, the Company and its Representatives, during the Acquisition Proposal Notice Period, have been available to negotiate with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement and the Financing Letters in such a manner that would obviate the need to effect a Company Board Recommendation Change or termination; provided that, in the event of any material modifications to such Acquisition Proposal (it being understood that any change to the financial terms of such proposal shall be deemed a material modification), the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(d)(ii)(2) with respect to such new written notice, it being understood that the “Acquisition Proposal Notice Period” in respect of such new written notice will be two (2) Business Days; and

(3) at the end of the Acquisition Proposal Notice Period and prior to taking any such action, the Company Board has considered in good faith any such proposals by Parent to make revisions to the terms of this Agreement and the Financing Letters, and has determined in good faith (after consultation with its financial advisors and outside legal counsel), that (A) such Acquisition Proposal continues to constitute a Superior Proposal and (B) the failure to take such action would continue to be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Law if such changes proposed by Parent were to be given effect.

(e) Notice. During the Interim Period, the Company shall as promptly as reasonably practicable (and, in any event, within forty-eight (48) hours) notify Parent if any Acquisition Proposal is received by the Company or any of its Representatives. Such notice must include (i) the identity of the Person or Group making such Acquisition Proposal; and (ii) a summary of the material terms and conditions of any such Acquisition Proposal. Thereafter, the Company must keep Parent reasonably informed, on a prompt basis, of the status and material terms of any such Acquisition Proposal and the status of any related material discussions or negotiations.

(f) Certain Disclosures. Subject to the terms of this Agreement, nothing contained in this Agreement will prohibit the Company or the Company Board (acting under the direction of the Special Committee) (i) from taking and disclosing to the Company Stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication in connection with the making or amendment of a tender offer or exchange offer), including by making a customary “stop-look-and-listen” communication to the Company Stockholders pursuant to Rule 14d-9(f) under the Exchange Act or (ii) from making disclosures to the Company Stockholders required under applicable securities Laws with regard to the Transactions or an Acquisition Proposal (solely with respect to clause (ii), so long as any such disclosure does not include any statement that constitutes, and does not otherwise constitute, a Company Board Recommendation Change).

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, and subject to the terms and conditions of this Agreement, each of Parent, Merger Sub and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement (including this Section 6.1(a)) and subject to any different standard set forth herein with respect to any covenant or obligation (including Section 5.1, Section 6.2 and Section 6.6(a)), Parent and Merger Sub shall (and shall cause their respective Subsidiaries to, if applicable), on the one hand, and the Company shall (and shall cause its Subsidiaries to), on the other hand, use their respective reasonable best efforts to (i) take (or cause to be taken) all actions; (ii) do (or cause to be done) all things; and (iii) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as reasonably practicable, the Merger and the other Transactions, including by (A) causing the conditions to the Merger of the other Party set forth in Article VII to be satisfied (but not waived) and (B) (1) obtaining all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) making all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Transactions. This Section 6.1(a) shall not apply to filings under Antitrust Laws, which shall be governed by the obligations set forth in Section 6.2 below.

(b) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, none of Parent, Merger Sub, the Company nor any of their respective Subsidiaries will be required to agree (and, the Company and its Subsidiaries shall not, without Parent’s written consent, agree) to (i) the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or (ii) the provision of additional security (including a guaranty) or any other contractual concessions, in each case, in connection with the Merger, including in connection with obtaining any consent pursuant to any Material Contract.

(c) Obligations of Merger Sub. Parent and Merger Sub shall be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

6.2 Antitrust and Regulatory Matters.

(a) Filing Under Antitrust Laws. Each of Parent and Merger Sub shall (and shall cause their respective Affiliates to, if applicable), on the one hand, and the Company (and its Affiliates, if applicable), on the other hand, shall, to the extent required, (i) within ten (10) Business Days following the date of this Agreement, file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act; provided, that in the event there are changes to the HSR Notification and Report Form that take effect after the date hereof, the Parties shall mutually agree on an appropriate filing deadline for making such filings, which may exceed ten (10) Business Days after the date hereof; and (ii) within fifteen (15) Business Days following the date of this Agreement or such longer period as the Parties may agree in writing, file such notification filings, forms and submissions, including any draft notifications in jurisdictions requiring pre-notification, with any Governmental Authority as are required by other applicable Antitrust Laws in connection with the Merger. Each of Parent and the Company shall (A) cooperate and coordinate (and shall cause its respective Affiliates to cooperate and coordinate) with the other in the making of such filings; (B) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (C) supply (or cause to be supplied) any additional information that may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and, subject to Section 6.2(b), (D) use reasonable best efforts to take (and to cause their Affiliates to take) all actions necessary, proper or advisable to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws applicable to this Agreement or the Merger; and (2) obtain all clearances, consents, approvals, waivers, actions, non-actions and other authorizations pursuant to any Antitrust Laws applicable to this Agreement or the Merger, in each case as promptly as reasonably practicable. Each of Parent and Merger Sub shall (and shall cause their respective Affiliates to, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, shall promptly inform the other of any communication from any Governmental Authority regarding the Merger in connection with such filings. If a Party or any of its Affiliates receives a request for additional information or documentary material from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any other Antitrust Laws applicable to the Merger, then such Party shall make (or cause to be made), as promptly as reasonably practicable and after consultation with the other Parties, an appropriate response to such request; provided that no Party may extend any waiting period or enter into any agreement or understanding with any Governmental Authority without the permission of the other Parties, which shall not be unreasonably withheld, conditioned or delayed. Parent and Merger Sub shall be solely responsible for payment of all filing fees in connection with filings made under the HSR Act and any other Antitrust Laws.

(b) Regulatory Efforts. Notwithstanding the provisions set forth in Section 6.2(a), if and to the extent necessary to obtain clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations pursuant to the HSR Act or any other Antitrust Laws applicable to the Merger, and to avoid or eliminate each and every impediment under any Antitrust Law applicable to the Merger as promptly as reasonably practicable, each of Parent and Merger Sub shall use their reasonable best efforts to avoid or eliminate each and every impediment and to obtain all clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations under the HSR Act and any Antitrust Laws, including (i) the sale, divestiture, transfer, license, disposition, or hold separate (through the establishment of a trust or otherwise), of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of Parent, Merger Sub, the Company or the Company’s Subsidiaries; (ii) the termination, modification, or assignment of existing relationships, joint ventures, Contracts, or obligations of Parent, Merger Sub, the Company or the Company’s Subsidiaries; (iii) the modification of any course of conduct regarding future operations of Parent, Merger Sub, the Company or the Company’s Subsidiaries and (iv) any other restrictions on the activities of Parent, Merger Sub, the Company or the Company’s Subsidiaries, including the freedom of action of the Company or Parent, Merger Sub, the Company’s Subsidiaries with respect to, or their ability to retain, one or more of their respective operations, divisions, businesses, product lines, customers, assets or rights or interests, or their freedom of action with respect to the assets, properties, or businesses to be acquired pursuant to this Agreement; in each case, so as to allow the consummation of the Merger as soon as reasonably practicable. Parent shall oppose any request for, the entry of, and seek to have vacated or terminated, any order, judgment, decree, injunction or ruling of any Governmental Authority that could restrain, prevent or delay any required consents, clearances, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations applicable to the Merger, including by defending through litigation, any action asserted by any Person in any court or before any Governmental Authority and by exhausting all avenues of appeal, including appealing properly any adverse decision or order by any Governmental Authority. Notwithstanding the foregoing, nothing in this Agreement shall require Parent, Merger Sub, the Company or any of its Subsidiaries to (A) enter into any agreement or consent decree with the DOJ, FTC or any other Governmental Authority or take, or agree to take, any other action, in each case, that is not conditioned on the Closing, or (B) take any action, including those referred to in clauses (i) through (iv) of this Section 6.2(b), if such action would (x) reasonably be expected to be material to the business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, or (y) otherwise involve any assets, properties, operations or businesses other than those of Parent, Merger Sub, the Company and its Subsidiaries. In furtherance, and not in limitation, of the foregoing, the Parties acknowledge and agree that the Company shall not, and shall cause its Subsidiaries not to, take any action referred to in clauses (i) through (iv) of this Section 6.2(b) without the prior written consent of Parent and Merger Sub.

(c) Cooperation. In furtherance and not in limitation of the foregoing, the Company, Parent and Merger Sub shall (and shall cause their respective Affiliates to), subject to any restrictions under applicable Laws, (i) promptly notify the other Parties of, and, if in writing, furnish the others with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Merger and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filings (except for HSR filings), submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Merger to a Governmental Authority; (ii) keep the other Parties informed (on a prompt basis) with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Merger and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval, waiver or other authorizations, (B) the expiration or termination of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Merger; and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone, by video or otherwise) with or before any Governmental Authority in respect of the Merger without giving the other parties reasonable prior notice of such meeting or substantive discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each of the Company, Parent and Merger Sub may reasonably designate any commercially sensitive information provided to any Governmental Authority as restricted to “outside counsel only” and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the commercially sensitive information; provided that each of the Company, Parent and Merger Sub may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an “outside counsel only” basis, and that the Company, Parent and Merger Sub shall not in any event be required to share information that benefits from legal privilege with the other Parties, even on an “outside counsel only” basis, where this would cause such information to cease to benefit from legal privilege.

(d) Other Actions. Parent and Merger Sub shall not, and shall cause their Affiliates not to (i) acquire (by stock purchase, merger, consolidation, purchase of assets, license or otherwise), or (ii) enter into or agree to enter into, any Contracts or arrangements, including for an acquisition (by stock purchase, merger, consolidation, purchase of assets, license or otherwise) of, any ownership interest, equity interests, assets or rights in or of any Person that would reasonably be expected to, individually or in the aggregate, (A) prevent, materially delay or materially impede the obtaining of, or adversely affect in any material respect the ability of Parent to procure, any clearances, approvals, waivers, actions, non-actions, authorizations, consents, orders or declarations of any Governmental Authority or the expiration or termination of any applicable waiting period necessary to consummate the Transactions, including the Merger, or (B) materially increase the risk of any Governmental Authority entering an order, ruling, judgment or injunction prohibiting the consummation of the Transactions, including the Merger, or (C) cause Parent, Merger Sub or the Company to be required to obtain any additional clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations under any Laws with respect to the Merger and the other Transactions. Notwithstanding anything to the contrary in this Agreement, for all purposes of this Section 6.2, the term “Affiliates” when used with respect to Parent or Merger Sub shall mean the North American investment funds, including Bain Capital Fund XIII, L.P., and their successor funds, that are managed or advised by Bain Capital Private Equity, LP.

6.3 Stockholder Consent; Preparation of the Information Statement.

(a) Stockholder Consent. As soon as practicable following the date of this Agreement and in lieu of calling a meeting of the Company Stockholders, the Company shall use its reasonable best efforts to obtain the Stockholder Consent. Promptly following receipt of the Stockholder Consent, the Company will provide Parent with a copy of such Stockholder Consent. In connection with the Stockholder Consent, the Company shall take all actions necessary or advisable to comply, and shall comply in all respects, with the DGCL, including Section 228 and Section 262 thereof, and the Organizational Documents of the Company. If the Stockholder Consent is not received by the Company and Parent within twenty-four (24) hours following the execution of this Agreement, Parent will be entitled to terminate this Agreement pursuant to Section 8.1(d).

(b) Information Statement.

(i) As promptly as reasonably practicable (but no later than twenty (20) Business Days) after the date of this Agreement, the Company shall prepare and file with the SEC a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing (A) the information specified in Schedule 14C under the Exchange Act concerning the Stockholder Consent and the Merger, (B) the notice of action by written consent required by Section 228(e) of the DGCL and (C) the notice of availability of appraisal rights and related disclosure required by Section 262 of the DGCL (the “Information Statement”). Parent shall provide the Company with all information concerning Parent and Merger Sub as may be reasonably requested by the Company in connection with the preparation, filing and distribution of the Information Statement and shall otherwise assist and cooperate with the Company in the preparation of the Information Statement and the resolution of any comments thereto received from the SEC. Each of the Company, Parent and Merger Sub shall promptly correct any information with respect to it or provided by it for use in the Information Statement if and to the extent, in the absence of such a correction, the Information Statement would contain a misstatement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall disseminate such correction to the Company Stockholders in an amendment or supplement. The Company shall notify Parent promptly upon the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Information Statement and shall promptly supply Parent with copies of all such comments, requests and any other written correspondence between the Company or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Information Statement. The Company shall use its reasonable efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Information Statement and to resolve such comments with the SEC and cause the Information Statement to be filed with the SEC in definitive form as contemplated by Rule 14c-2 under the Exchange Act, and shall use its reasonable efforts to cause the Information Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable after the first to occur of (1) confirmation from the SEC that it has no further comments on the Information Statement, (2) confirmation from the SEC that the Information Statement is otherwise not to be reviewed or (3) expiration of the ten (10)-day period after filing in the event the SEC does not review the Information Statement. Prior to the filing of the Information Statement (or any amendment or supplement thereto) or any dissemination thereof to the Company Stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent and its counsel with a reasonable opportunity to review and to comment on such document or response and the Company shall consider in good faith all comments reasonably proposed by Parent.

(ii) The Company agrees that the Information Statement will comply as to form in all material respects with the requirements of the Exchange Act and that, at the time it is filed with the SEC, at the time it is first mailed to the Company Stockholders or at the time of any amendment or supplement thereof, the Information Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no covenant is made by the Company with respect to statements included or incorporated by reference in the Information Statement based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein. Parent agrees that none of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Information Statement will, at the time it is filed with the SEC or at the time it is first mailed to the Company Stockholders, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c) Schedule 13e-3. The Company shall, and shall cooperate with Parent to, concurrently with the preparation and filing of the Information Statement, prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the Transactions.

(d) Furnishing Information(i) . Each of the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Information Statement and the Schedule 13e-3. If at any time any information relating to the Company, Parent, Merger Sub or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent or Merger Sub, on the other hand, that should be set forth in an amendment or supplement to the Information Statement or the Schedule 13e-3, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other, and an appropriate amendment or supplement to such filing describing such information shall be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders.

(e) Consultation Prior to Certain Communications. The Company and its Affiliates, on the one hand, and Parent, Merger Sub and their respective Affiliates, on the other hand, shall provide the other Party a reasonable opportunity to review and comment on any written communication with the SEC or its staff with respect to the Information Statement and the Schedule 13e-3, as the case may be, and each Party shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(f) Notices. The Company, on the one hand, and Parent and Merger Sub, on the other hand, shall advise the other, promptly after it receives notice thereof, of (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Information Statement, any Other Required Company Filing or the Schedule 13e-3, as the case may be; (ii) any receipt of comments from the SEC or its staff on the Information Statement or the Schedule 13e-3, as the case may be; or (iii) any receipt of a request by the SEC or its staff for additional information in connection with the items covered in clauses (i) and (ii) above.

6.4 [Reserved].

6.5 Financing.

(a) No Amendments to Financing Letters. Each of Parent and Merger Sub shall not, without the prior written consent of the Company, agree to, or permit any withdrawal, rescindment, amendment, replacement, supplement or modification to be made to, or any waiver of any provision or remedy pursuant to or consent under, the Financing Letters or the definitive agreements relating to the Financing if such withdrawal, rescindment, amendment, replacement, supplement, modification, consent or waiver would, or would reasonably be expected to, (i) reduce the aggregate amount of the Financing to less than the Required Amount, including by increasing the amount of the fees to be paid at the Closing or the original issue discount of the Debt Financing (unless the Financing is increased by a corresponding amount); (ii) impose new or additional conditions precedent or otherwise expand, amend or modify any of the conditions precedent, in each case, to the availability of the Financing contemplated to be funded at the Closing in a manner that would reasonably be expected to prevent or materially impede or delay the funding of the Financing on the Closing Date; or (iii) adversely impact the ability of Parent or Merger Sub to enforce its rights against the other parties to the Financing Letters or the definitive agreements with respect thereto (it being understood and agreed that, in any event, Parent may amend the Debt Commitment Letter to add lenders, agents, co-agents, arrangers, bookrunners, managers or similar entities that have not executed the Debt Commitment Letter as of the date of this Agreement). Parent shall promptly furnish to the Company true and complete copies of any amendment, replacement, supplement, modification, consent or waiver relating to the Financing Letters or any definitive agreements relating to the Financing.

(b) Taking of Necessary Actions. Subject to the terms and conditions of this Agreement, each of Parent and Merger Sub shall use its, and shall cause its respective Affiliates and Representatives to use their, respective reasonable best efforts to arrange, consummate and obtain the Financing on a timely basis, but in any event no later than the time the Closing is required to occur pursuant to Section 2.3, on the terms and conditions set forth in the Financing Letters, including, using its reasonable best efforts to (i) maintain in effect the Debt Commitment Letter in accordance with the terms and subject to the conditions therein; (ii) negotiate, enter into, execute and deliver definitive agreements with respect to the Debt Financing contemplated by the Debt Commitment Letter on a timely basis on terms not less favorable to Parent and Merger Sub (as determined by Parent and Merger Sub in good faith) than the terms and subject only to the conditions set forth in the Debt Commitment Letter and related Fee Letter; (iii) satisfy (and cause its Affiliates to satisfy) on a timely basis all conditions contained in the Debt Commitment Letter and such definitive agreements related thereto and in the Equity Commitment Letter that are applicable to Parent and Merger Sub and within the control of Parent and Merger Sub; and (iv) upon satisfaction of the conditions set forth in the Financing Letters (other than those to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), consummate the Financing at or prior to the Closing; (v) comply with its covenants or other obligations applicable to Parent and Merger Sub and within the control of Parent and Merger Sub pursuant to the Financing Letters at or prior to the time the Closing is required to occur pursuant to Section 2.3; and (vi) enforce its rights pursuant to the Financing Letters. Parent and Merger Sub shall pay, or cause to be paid, all commitment or other fees arising pursuant to the Financing Letters as and when they become due.

(c) Information. Upon the request of the Company, Parent shall inform the Company in reasonable detail of the status of its efforts to arrange the Financing. Without limiting the generality of the foregoing, Parent and Merger Sub shall give the Company prompt notice in writing upon (i) becoming aware of any material breach or default (or material breach or default threatened in writing) or cancellation, termination or repudiation by any party to the Financing Letters or definitive agreements related to the Financing; (ii) of the receipt by Parent or Merger Sub of any written notice or communication from any Financing Source with respect to any actual or threatened material breach, default, cancellation, termination or repudiation (or written notice or communications from lenders or other sources of Debt Financing to Parent or Merger Sub of any such actual or threatened material breach, default, cancellation, termination or repudiation received by Parent or Merger Sub) by any party to the Financing Letters or any definitive agreements related to the Financing of any provisions of the Financing Letters or such definitive agreements; (iii) if for any reason Parent or Merger Sub at any time reasonably believes that it will not be able to obtain all or any portion of the Financing contemplated to be funded at the Closing. Parent and Merger Sub shall provide any information reasonably requested by the Company relating to any of the circumstances referred to in the previous sentence as promptly as reasonably practical after the date that the Company delivers a written request therefor to Parent. Nothing in this Section 6.5(c) shall require Parent or Merger Sub to disclose any information that is subject to the attorney-client or work product privilege or similar privilege or the disclosure of which would result in the breach of any of Parent’s or Merger Sub’s confidentiality obligations set forth in the Debt Commitment Letter.

(d) Alternate Debt Financing. If any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter and related Fee Letter, Parent and Merger Sub shall promptly notify the Company in writing and use their respective reasonable best efforts to, as promptly as reasonably practicable following the occurrence of such event, (i) arrange and obtain alternative debt financing to the Debt Financing or such portion of the Debt Financing that has become unavailable from the same or alternative sources (A) on terms and conditions not materially less favorable (as determined by Parent in good faith) in the aggregate to Parent and Merger Sub than those contained in the Debt Commitment Letter and related Fee Letter, (B) containing conditions to draw, conditions to Closing and other terms that would not reasonably be expected to delay the Closing or make the Closing less likely to occur, and (C) in an amount at least equal to the Debt Financing contemplated to be funded at the Closing or such unavailable portion thereof, as the case may be (the “Alternate Debt Financing”); and (ii) obtain one or more new financing commitment letters with respect to such Alternate Debt Financing (the “New Debt Commitment Letters”), which new letters will replace the existing Debt Commitment Letters in whole or in part. Parent will promptly provide a copy of any New Debt Commitment Letters (and any fee letter (which may be redacted with respect to the fee amounts and other economic and commercial terms so long as no redaction covers amounts or terms that would adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount of the Debt Financing on the Closing Date) in connection therewith or other agreements related thereto) to the Company. Any reference in this Agreement to (x) the “Financing Letters” or the “Debt Commitment Letter” will be deemed to include the Debt Commitment Letter to the extent not superseded by a New Debt Commitment Letter at the time in question and any New Debt Commitment Letter (and any fee letter in connection therewith or other agreements related thereto) to the extent then in effect, (y) the “Financing Letters” shall refer to such documents as otherwise amended or modified in accordance with the terms of this Agreement, and (z) the “Financing” means the financing contemplated by the Financing Letters as amended or modified in accordance with the terms of this Agreement, in each case, other than with respect to Parent’s and Merger Sub’s representations set forth in Section 4.12(a) with respect to the Debt Commitment Letter and Debt Financing.

(e) No Financing Condition. Parent and Merger Sub shall, and shall cause their respective Affiliates to, refrain from taking, directly or indirectly, any action that could reasonably be expected to result in the failure of any of the conditions contained in the Financing Letters or in any definitive agreement relating to the Financing. Parent and Merger Sub each acknowledge and agree that none of the obtaining of the Financing or any permitted alternative financing, the completion of any issuance of securities contemplated by the Financing or the Company or any of its Subsidiaries having or maintaining any available cash balances is a condition to the Closing, and reaffirm their obligation to consummate the Transactions irrespective and independently of the availability of the Financing or any permitted alternative financing, the completion of any such issuance, or the Company or any of its Subsidiaries having or maintaining any available cash balances subject to the applicable conditions set forth in Section 7.1 and Section 7.2. Subject to Section 9.9(b)(ii), if the Financing has not been obtained, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Transactions.

6.6 Financing Cooperation.

(a) Cooperation. Following the date of this Agreement and until the Closing, the Company shall use its reasonable best efforts, and shall cause each of its Subsidiaries and its and their respective officers, employees, accountants and advisors to use their respective reasonable best efforts, to provide Parent with all necessary or customary cooperation as is reasonably requested by Parent to arrange, syndicate and obtain the Debt Financing contemplated by the Debt Commitment Letters, including using reasonable best efforts in:

(i) causing management of the Company to participate in a reasonable number of telephonic meetings, presentations, due diligence sessions and sessions (in each case, upon reasonable request) with rating agencies at times and locations to be mutually agreed;

(ii) providing reasonable and customary assistance to Parent with the preparation of customary rating agency presentations and bank information memoranda required in connection with the Debt Financing;

(iii) providing reasonable and customary assistance to Parent in connection with the preparation of any pledge and security documents and other definitive financing documents and the schedules and exhibits thereto, in each case as may be reasonably requested by Parent, it being understood that such documents will not take effect until the Effective Time;

(iv) furnishing Parent with (a) the Required Financing Information and (b) such other financial and other pertinent and customary information regarding the Company and its Subsidiaries as may be reasonably requested by Parent, it being understood that Parent shall (and, for the avoidance of doubt, the Company shall not) be responsible for the preparation of any pro forma financial statements and marketing materials for the Debt Financing (provided that, notwithstanding the foregoing, the Company shall not be obligated to deliver any financial information in a form not customarily prepared by the Company);

(v) providing reasonable and customary assistance in the taking of all corporate and other actions, subject to the occurrence of the Closing, reasonably necessary to permit the consummation of the Debt Financing on the Closing Date; it being understood that no such corporate or other action will take effect prior to the Closing and the directors of the Company will not approve the Financing prior to the Closing Date; and

(vi) at least four (4) Business Days prior to the Closing Date, furnishing Parent with all documentation and other information with respect to the Company and its Subsidiaries required by regulatory authorities pursuant to applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT ACT and the Beneficial Ownership Regulation (31 C.F.R. § 1010.230) to the extent requested in writing at least nine Business Days prior to the Closing Date.

(b) Obligations of the Company. Nothing in this Section 6.6 will require the Company or any of its Subsidiaries to (i) waive or amend any terms of this Agreement or agree to pay any fees or reimburse any expenses prior to the Effective Time for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Parent and Merger Sub; (ii) enter into any definitive agreement the effectiveness of which is not conditioned upon the Closing; (iii) give any indemnities that are effective prior to the Effective Time; (iv) take any action that would unreasonably interfere with the conduct of the business or the Company and its Subsidiaries, (v) cause the Company or any of its Subsidiaries to violate or waive any attorney-client or other applicable privilege or breach any applicable Law or any Contract not entered into for the purpose of evading the obligations under this Section 6.6; or (vi) disclose or provide any information in connection with the Financing, the disclosure of which, in the judgement of the Company, could result in the disclosure of any trade secrets, customer-specific data or competitively sensitive information not otherwise required to be provided under this Agreement or the violation of any confidentiality obligation. In addition, no action, liability or obligation of the Company, any of its Subsidiaries or any of their respective Representatives pursuant to any certificate, agreement, arrangement, document or instrument relating to the Debt Financing (except customary authorization letters and letters with rating agencies), will be effective until the Effective Time, and neither the Company nor any of its Subsidiaries will be required to take any action pursuant to any certificate, agreement, arrangement, document or instrument (except customary authorization letters and letters with rating agencies), that is not contingent on the occurrence of the Closing or that must be effective prior to the Effective Time. Nothing in this Section 6.6 will require the Company, its Subsidiaries or their respective directors, officers or employees to execute, deliver or enter into any definitive agreement with respect to the Debt Financing that is effective prior to the Closing (other than customary authorization letters and letters with respect to ratings agencies). Nothing in this Section 6.6 shall require (A) any officer or Representative of the Company or any of its Subsidiaries to deliver any certificate or take any other action under this Section 6.6 that could reasonably be expected to result in personal liability to such officer or Representative; or (B) the Company Board to approve any financing or Contracts related thereto prior to the Effective Time (it being understood and agreed that all such certificates, opinions or resolutions shall be delivered by an officer or board member of the Surviving Corporation immediately after the Effective Time). The Company and its Subsidiaries and Representatives shall not be required to deliver any legal opinions or solvency certificates.

(c) Company Indebtedness.

(i) At least two (2) Business Days prior to the Effective Time, the Company shall have delivered to Parent a customary draft payoff letter in final form and, at least one Business Day prior to the Effective Time, a final payoff letter (the “Payoff Letter”) with respect to the debt outstanding under the Company Credit Agreement to be repaid at the Effective Time, which Payoff Letter shall (A) state the amounts required to pay in full all debt outstanding under the Company Credit Agreement, (B) provide instructions for the payment of such amount, (C) provide for, upon receipt of such amount, the automatic termination and release of all Liens on the assets of the Company and its Subsidiaries securing such debt outstanding under the Company Credit Agreement and any guarantees of such debt and (D) otherwise be in form and substance reasonably satisfactory to Parent.

(ii) At or prior to the Effective Time, Parent shall provide (or cause to be provided) to the Company funds in an amount equal to the amount necessary for the Company to repay and discharge in full all amounts outstanding under the Company Credit Agreement and upon the receipt thereof, concurrently with the Effective Time, the Company shall repay and discharge such Company Indebtedness pursuant to the Payoff Letter.

(d) Use of Logos. The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Debt Financing so long as such logos (i) are used solely in a manner that is not intended to, or reasonably likely to, harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries; and (ii) are used solely in connection with a description of the Company or any of its Subsidiaries, its or their respective businesses and products, or the Merger.

(e) Confidentiality. All non-public or other confidential information provided by the Company, its Subsidiaries or any of their Representatives pursuant to this Agreement shall be kept confidential in accordance with the Confidentiality Agreement, except that Parent and Merger Sub will be permitted to disclose such information to any Financing Sources or prospective Financing Sources and other financial institutions and investors that are or may become parties to the Debt Financing and to any underwriters, initial purchasers or placement agents in connection with the Debt Financing (and, in each case, to their respective counsel and auditors) so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto; or (ii) are subject to other customary confidentiality undertakings and of which the Company is an express third-party beneficiary.

(f) Reimbursement. Promptly upon request by the Company, Parent shall reimburse the Company for any out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Company, its Subsidiaries or any of its Representatives in connection with the cooperation or obligations of the Company, its Subsidiaries and their Representatives contemplated by this Section 6.6.

(g) Indemnification. The Company, its Subsidiaries and their respective Representatives shall be indemnified and held harmless by Parent and Merger Sub from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with their cooperation in arranging the Debt Financing pursuant to this Agreement except, in each case, to the extent arising from the willful misconduct, gross negligence or intentional fraud of the Company, its Subsidiaries or their respective Representatives or information provided by or on behalf of the Company and its Subsidiaries for use in connection with the Debt Financing, which information was itself materially misleading, taken as a whole, as and when so provided.

(h) No Exclusive Arrangements. In no event will the Limited Guarantors, Parent, Merger Sub or any of their respective Affiliates (which for this purpose will be deemed to include each investor in Parent or Merger Sub and the financing sources or potential financing sources of Parent, Merger Sub and such investors) enter into any Contract prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt or equity financing from providing or seeking to provide debt or equity financing or financial advisory services to any Person, in each case in connection with a transaction relating to the Company or any of its Subsidiaries or in connection with the Merger.

6.7 Anti-Takeover Laws. The Company and the Company Board shall (a) take all actions within their power to ensure that no “anti-takeover” statute or similar statute or regulation is or becomes applicable to the Merger; and (b) if any “anti-takeover” statute or similar statute or regulation becomes applicable to the Merger, take all action within their power to ensure that the Merger and the other Transactions may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger or the other Transactions.

6.8 Access. At all times during the Interim Period, the Company shall, subject to restrictions or limitations as a result of COVID-19 or any COVID-19 Measures, afford Parent and its Representatives reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance request, to the properties, books and records and personnel of the Company solely for the purpose of consummating the Transactions (including the Financing), or to the extent necessary for the purpose of planning for integration and transition, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information or providing access to such documents or information would violate or cause a default pursuant to, or give a third Person the right terminate or accelerate the rights pursuant to, such Contract; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) access would result in the disclosure of any trade secrets (including source code) of the Company, any of its Subsidiaries or any third Persons; or (d) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand; provided, however, that in the case of each of the foregoing clauses (a) through (d), the Company shall inform Parent of the general nature of the information being withheld and, upon Parent’s request, use its commercially reasonable efforts to allow for any access or disclosure in a manner that does not result in the effects set out in clauses (a) through (d), including by making appropriate substitute arrangements. Nothing in this Section 6.8 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.8 shall be conducted in a manner that does not (i) unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media. Except as may otherwise be permitted by this Section 6.8 and except in the ordinary course of business and not related to the Transaction, Parent and Merger Sub shall not, and shall cause their respective Representatives not to, contact any employee of the Company or its Subsidiaries not involved in the negotiation of the Transactions, customer, technology or other partner, vendor or supplier of the Company in connection with the Merger or any of the other Transactions, in each case, without the Company’s prior written consent, and Parent and Merger Sub acknowledge and agree that any such contact shall be arranged and supervised by Representatives of the Company. All requests for access pursuant to this Section 6.8 must be directed to the Chief of Staff to the Chief Executive Officer of the Company or other Person designated by the Company.

6.9 Section 16(b) Exemption. Prior to the Effective Time, the Company shall be permitted to take all such actions as may be reasonably necessary or advisable hereto to cause the Merger, and any dispositions of equity securities of the Company (including derivative securities) (including the disposition, cancellation, or deemed disposition and cancellation of Company Common Stock, Company RSUs, Company MSUs, Company PSUs or Exchangeable Units) in connection with the Merger by each individual who is a director or executive officer of the Company, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

6.10 Directors’ and Officers’ Exculpation, Indemnification and Insurance.

(a) Indemnified Persons. The Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, the obligations of the Company and its Subsidiaries pursuant to any indemnification agreements between the Company and any of its Subsidiaries or Affiliates (except if expressly waived), on the one hand, and any of their respective current or former directors, officers, employees or agents (and any person who becomes a director, officer, employee or agent of the Company or any of its Subsidiaries prior to the Effective Time), on the other hand (each, together with such Person’s heirs, executors and administrators, an “Indemnified Person” and, collectively, the “Indemnified Persons”). In addition, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) cause the Organizational Documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Organizational Documents of the Company and its Subsidiaries, as of the date of this Agreement. During such six (6)-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.

(b) Indemnification Obligation. Without limiting the generality of the provisions of Section 6.10(a), during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, Parent shall (and Parent shall cause the Surviving Corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable Law, and any of its Subsidiaries in effect on the date of this Agreement shall, indemnify and hold harmless each Indemnified Person from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, penalties, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, whenever asserted, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) the fact that an Indemnified Person is or was a director, officer, employee or agent of the Company or such Subsidiary; (ii) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries, or taken at the request of the Company or such Subsidiary (including in connection with serving at the request of the Company or such Subsidiary as a director, officer, employee, agent, trustee or fiduciary of another Person (including any employee benefit plan), regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); and (iii) the Merger, as well as any actions taken by the Company, Parent or Merger Sub with respect thereto (including any disposition of assets of the Surviving Corporation or any of its Subsidiaries that is alleged to have rendered the Surviving Corporation or any of its Subsidiaries insolvent), except that if, at any time prior to the sixth (6th) anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.10(b), then the claim asserted in such notice will survive the sixth (6th) anniversary of the Effective Time until such claim is fully and finally resolved. In the event of any such Legal Proceeding, the Surviving Corporation shall advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such Legal Proceeding. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation nor any of their respective Affiliates shall settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of, or relating to, such Legal Proceeding or such Indemnified Person otherwise consents in writing (such consent not to be unreasonably withheld or delayed) to such settlement, compromise, consent or termination.

(c) D&O Insurance. Parent shall purchase or cause the Surviving Corporation to purchase (and pay in full the aggregate premium for) and maintain in effect from the Effective Time and ending on the sixth (6th) anniversary of the Effective Time a pre-paid “tail” D&O insurance policy of at least the same coverage and amounts and containing terms and conditions that are equivalent to those of the Company’s current directors’ and officers’ liability insurance policies in effect as of immediately prior to the Effective Time (“D&O Insurance”); provided, that the premium for such tail policy shall not exceed 300% of the annual premium amount paid by the Company for coverage for its last full fiscal year (such 300% amount, the “Maximum Annual Premium”). If the annual premiums of such tail policy exceed the Maximum Annual Premium, then the Surviving Corporation shall be obligated to obtain such a six (6)-year pre-paid “tail” D&O insurance policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company’s current D&O Insurance carrier. In satisfaction of the foregoing obligations, prior to the Effective Time the Company may, in consultation with Parent, purchase such prepaid “tail” policy with respect to the D&O Insurance prior to the Effective Time so long as the aggregate cost for such “tail” policy does not exceed the aggregate Maximum Annual Premium. If the Company elects to purchase such a “tail” policy prior to the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such “tail” policy in full force and effect for a period of no less than six years after the Effective Time and continue to honor its obligations thereunder.

(d) Successors and Assigns. If Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or Surviving Corporation or entity in such consolidation or merger; or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns shall assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.10.

(e) No Impairment. The obligations set forth in this Section 6.10 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other Person who is a beneficiary pursuant to the D&O Insurance or the “tail” policy referred to in Section 6.10(c) (and their heirs and representatives), the “Other Indemnified Persons”) without the prior written consent of such affected Indemnified Person or Other Indemnified Person. Each of the Indemnified Persons or Other Indemnified Persons are intended to be third party beneficiaries of this Section 6.10, with full rights of enforcement as if a Party. The rights of the Indemnified Persons and Other Indemnified Persons pursuant to this Section 6.10 will be in addition to, and not in substitution for, any other rights that such Persons may have pursuant to (i) the Organizational Documents of the Company and its Subsidiaries; (ii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries; or (iii) applicable Law (whether at Law or in equity).

(f) Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.10 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

6.11 Employee Matters.

(a) Employment; Benefits. For a period of twelve (12) months following the Effective Time (or, if shorter, the applicable Continuing Employee’s period of employment), Parent shall, or shall cause the Surviving Corporation or one of its Subsidiaries to, maintain for the benefit of each Continuing Employee (i) a base salary or base wage rate, as applicable, and annual target cash incentive opportunity (excluding retention, long-term incentive, change in control or transaction-based) and equity or equity-based incentive opportunities that are, in each case, no less than those in effect for such Continuing Employee immediately before the Effective Time; (ii) severance benefits that are no less favorable than those applicable to such Continuing Employee immediately before the Effective Time and that are set forth in Section 6.11(a) of the Company Disclosure Letter; and (iii) broad-based employee benefits (but excluding severance, retention, change-in-control compensation, equity, equity-based or cash incentive compensation, deferred compensation defined benefit pension, and retiree medical benefits) at levels that are substantially comparable in the aggregate to those in effect for (or available to) such Continuing Employee under the Employee Plans as of the Effective Time.

(b) New Plans. With respect to each benefit or compensation plan, program, or policy that is made available to any Continuing Employee at or after the Effective Time (each such plans, a “New Plan”), the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) cause to be granted to such Continuing Employee credit for all service with the Company and its Subsidiaries prior to the Effective Time for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant to the same extent that such credit was provided under corresponding Employee Plans prior to the Effective Time (including for purposes of vacation accrual, and severance entitlement or termination pay), except to the extent that it would result in duplication of coverage or benefits for the same period of service. In addition, and without limiting the generality of the foregoing, the Surviving Corporation and its Subsidiaries shall use commercially reasonable efforts to cause (i) each Continuing Employee to be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such New Plan replaces coverage pursuant to a corresponding Employee Plan (such plans, the “Old Plans”); (ii) for purposes of each New Plan providing life insurance, medical, dental, pharmaceutical, vision or disability benefits, all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for the Continuing Employees and their covered dependents; and (iii) for purposes of each New Plan providing medical, dental, pharmaceutical, or vision benefits, any eligible expenses incurred by the Continuing Employees and their covered dependents during the portion of the plan year of the Old Plans ending on the date that Continuing Employees’ participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employees and their covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

(c) No Third-Party Beneficiary Rights. Notwithstanding anything to the contrary set forth in this Agreement, this Section 6.11 will not be deemed to: (i) guarantee any right to employment, continued employment or any term or condition of employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate the employment of any Continuing Employee or any other Person; (ii) establish or amend any Employee Plan, New Plan or any other compensation or benefit plan or arrangement; or (iii) create any third party beneficiary rights in any Continuing Employee (or beneficiary or dependent thereof). The provisions of this Section 6.11 are solely for the benefit of the parties to this Agreement.

(d) Employee Communications. Prior to communicating or distributing any broad-based communications to any Continuing Employees or holders of Company RSUs, Company MSUs, or Company PSUs that relate to the application of the covenants contained in this Section 6.11, or to the treatment of Company RSUs, Company MSUs, or Company PSUs, the Company shall provide such communication to Parent for Parent’s prior review and approval (such approval not to be unreasonably withheld, conditioned, or delayed) and Parent shall have the right to provide reasonable comments to such communications, which will be considered by the Company in good faith. Notwithstanding the foregoing, such communications to any Continuing Employees or holders of Company RSUs, Company MSUs, or Company PSUs that are consistent in all material respects with communications that had previously been approved pursuant to this Section  6.11(d) shall not require Parent’s prior review and approval.

6.12 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release in the form reasonably agreed to by the Parties, and following such initial press release, the Company and Parent shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements (including media interviews and calls with analysts, institutional investors or similar persons) with respect to the Merger and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice as is feasible); provided that the Company shall not be obligated to engage in such consultation with respect to communications (including communications directed to employees, suppliers, customers, partners, vendors or stockholders) that are consistent with public statements previously made in accordance with this Section 6.12; provided, further, that the restrictions set forth in this Section 6.12 shall not apply to any release or public statement (a) made or proposed to be made by the Company with respect to an Acquisition Proposal, a Superior Proposal or a Company Board Recommendation Change or any action taken pursuant thereto, in each case, in accordance with Section 5.3 or (b) in connection with any dispute between the parties regarding this Agreement or the Merger. Notwithstanding the foregoing, Parent, Merger Sub, the Principal Stockholders and their respective Affiliates may provide ordinary course communications regarding this Agreement and the Transactions to existing or prospective general and limited partners, direct or indirect equityholders, members, investors and Affiliates, in each case, who are subject to customary confidentiality restrictions and post deal descriptions on their respective websites or social media platforms (if applicable) in the ordinary course of business.

6.13 Transaction Litigation. Prior to the Effective Time, the Company will provide Parent with prompt notice of all Transaction Litigation and keep Parent reasonably informed with respect to the status thereof. Prior to the Effective Time, the Company will (a) give Parent the right to participate in (but not control) the defense, settlement or prosecution of any Transaction Litigation; and (b) reasonably consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company may not compromise or settle any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.13, “participate” means that the Company shall keep Parent reasonably apprised of the proposed strategy and other significant decisions with respect to any Transaction Litigation (to the extent that the attorney-client privilege is not undermined or otherwise adversely affected), and Parent may offer comments or suggestions with respect to such Transaction Litigation which the Company shall consider in good faith, but Parent shall not be afforded decision-making power or authority.

6.14 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of the NYSE to cause (a) the delisting of the Class A Common Stock from the NYSE as promptly as practicable after the Effective Time; and (b) the deregistration of the Class A Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

6.15 Additional Agreements. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Merger Sub, then the proper officers and directors of each Party shall use their reasonable best efforts to take such action.

6.16 Parent Vote. Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, shall execute and deliver to Merger Sub and the Company a written consent adopting this Agreement in accordance with the DGCL.

6.17 Tax Matters.

(a) Tax Returns. Parent shall prepare and file, or cause to be prepared and filed, all Pass-Through Income Tax Returns of Holdings and its Subsidiaries for a Pre-Closing Tax Period and any Straddle Period (“Pre-Closing Pass-Through Tax Return”) in a manner consistent with past practice, except to the extent otherwise required by applicable Law or this Agreement, provided that such Pass-Through Income Tax Returns shall not be filed without the prior written consent of Severin Topco, LLC (such consent not to be unreasonably withheld, conditioned or delayed). Parent shall provide a draft of any such Pass-Through Income Tax Return to Severin Topco, LLC for its review and comment at least twenty (20) days prior to its due date (taking into account applicable extensions), and shall incorporate any reasonable comments provided by Severin Topco, LLC prior to filing. Prior to the Closing Date, the Company shall not, and shall not permit any of its Subsidiaries to (whether directly or indirectly), file an income Tax Return (including, for the avoidance of doubt, any schedules or attachments thereto) materially inconsistent with past practices of such Person without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed).

(b) Tax Contests. Parent shall promptly forward to Severin Topco, LLC any notice or other documents or communication to or from any Governmental Authority with respect to any claim, audit, examination, proposed adjustment or proceeding relating to any Pass-Through Income Tax Return or any Pass-Through Income Tax for any Pre-Closing Tax Period of Holdings (“Pre-Closing Tax Contest”). Severin Topco, LLC shall have the right to participate in any such Pre-Closing Tax Contest at its own expense, and Parent shall not settle any such Pre-Closing Tax Contest without the prior written consent of Severin Topco, LLC (such consent not to be unreasonably withheld, conditioned or delayed).

(c) Post-Closing Actions. Parent and its Affiliates (including, following the Closing, Holdings), without the consent of Severin Topco, LLC (such consent not to be unreasonably withheld, conditioned or delayed) shall not (i) amend a Pass-Through Income Tax Return for a Pre-Closing Tax Period of Holdings, (ii) extend or waive the applicable statute of limitations with respect to a Pass-Through Income Tax or Pass-Through Income Tax Return of Holdings, (iii) file any ruling or request with any Governmental Authority that relates to a Pass- Through Income Tax or Pass-Through Income Tax Return of Holdings, (iv) enter into any voluntary disclosure or similar process with any taxing authority regarding any Pass-Through Income Tax or Pass-Through Income Tax Return of Holdings or (v) make any income Tax election with respect to Holdings (except as otherwise provided in Section 6.17(d) below), in each case, that relates to, or is retroactive to, a Pre-Closing Tax Period.

(d) Notwithstanding anything to the contrary in this Agreement, the Parties agree and acknowledge that (i) with respect to any Pre-Closing Pass-Through Tax Return or any Pre-Closing Tax Contest of Holdings or any of its Subsidiaries, at the request of Parent, a “push-out” election under Section 6226 of the Code and the Treasury Regulations thereunder (and any analogous provisions of state or local income tax law) shall be made, and the Parties shall cooperate to cause (including by causing any “partnership representative” or “designated individual” to cooperate to cause) any such election to be made and (ii) an election under Section 754 of the Code (and any analogous provisions of state or local income tax law) shall be in effect or otherwise made with respect to Holdings and any of its Subsidiaries treated as a partnership for U.S. federal income tax purposes for the taxable period including the Transactions.

ARTICLE VII

CONDITIONS TO THE MERGER

7.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party to consummate the Merger are subject to the satisfaction (or waiver by Parent and the Company where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a) Company Stockholder Approval. The Company’s receipt of the Company Stockholder Approval.

(b) Antitrust Laws. (i) The waiting periods applicable to the Transactions pursuant to the HSR Act will have expired or otherwise been terminated and (ii) the approvals, clearances or expirations of waiting periods set forth in Section 7.1(b) of the Company Disclosure Letter will have occurred or been obtained (as applicable).

(c) No Prohibitive Laws or Injunctions. No Law, injunction or order (whether temporary, preliminary or permanent) by any Governmental Authority of competent jurisdiction prohibiting, enjoining or otherwise making illegal the consummation of the Merger shall have been enacted, entered or promulgated and be continuing in effect.

(d) Information Statement. The Information Statement shall have been mailed to the Company Stockholders in accordance with Section 6.3(b) at least twenty (20) days prior to the Closing Date and the consummation of the Merger shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act).

(e) Exchange. The Change of Control Exchange (as defined in the Holdings LLC Agreement) shall have occurred in accordance with the terms of Section 2.7(d) and become effective as of immediately prior to the Effective Time.

7.2 Conditions to the Obligations of Parent and Merger Sub to Effect the Merger. The obligations of Parent and Merger Sub to consummate the Merger shall be subject to the satisfaction (or waiver by Parent where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth in the first sentence of Section 3.1, Section 3.3(a), Section 3.3(b), Section 3.3(c), Section 3.4, the last sentence of Section 3.7(b), Section 3.7(c), Section 3.7(e), the first sentence of Section 3.8(a), the first two sentences of Section 3.8(b) and Section 3.25 shall be true and correct in all material respects as of the Closing Date as if made at the Closing (in each case except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all material respects only as of such specified date), (ii) the representations and warranties of the Company set forth in Section 3.7(a) and the first three sentences of Section 3.7(b) shall be true and correct in all respects as of the Closing Date as if made at the Closing (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all respects only as of such specified date), except for any inaccuracy or combination of inaccuracies in such representations and warranties relative to the total fully-diluted equity capitalization of the Company as of the Closing Date that do not result in an increase in the aggregate consideration otherwise payable by Parent in the Merger by more than a de minimis amount, (iii) the representations and warranties of the Company set forth in Section 3.12(b) shall be true and correct in all respects as of the Closing Date as if made at the Closing, and (iv) the other representations and warranties of the Company set forth in Article III of this Agreement shall be true and correct as of the Closing Date as if made at the Closing (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct only as of such specified date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have complied in all material respects with the covenants and obligations of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c) Company Material Adverse Effect. Since the date of this Agreement, no Company Material Adverse Effect shall have occurred that is continuing.

(d) Officer’s Certificate. Parent and Merger Sub shall have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

(e) TRA Amendment. The TRA Amendment shall be in full force and effect in accordance with its terms and otherwise shall not have been amended, repudiated, revoked or withdrawn.

7.3 Conditions to the Company’s Obligations to Effect the Merger. The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” or words of similar import) as of the Closing Date as if made at the Closing (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct only as of such specified date), except where the failure of any such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent or Merger Sub to perform its obligations under this Agreement or to consummate the Transactions (a “Parent Material Adverse Effect”).

(b) Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub have complied in all material respects with the covenants and obligations of this Agreement required to be performed and complied with by Parent and Merger Sub at or prior to the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Effective Time (whether prior to or after the receipt of the Company Stockholder Approval) by mutual written agreement of Parent and the Company (provided that such termination has been approved by the Special Committee);

(b) by either Parent or the Company (provided that such termination has been approved by the Special Committee), at any time prior to the Effective Time (whether prior to or after the receipt of the Company Stockholder Approval) if (i) any permanent injunction or other final and non-appealable judgment or order issued by any court or other Governmental Authority of competent jurisdiction preventing the consummation of the Merger is in effect that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable; or (ii) any statute, law or regulation has been enacted, entered or enforced that prohibits or makes illegal the consummation of the Merger;

(c) by either Parent or the Company (provided that such termination has been approved by the Special Committee), at any time prior to the Effective Time (whether prior to or after the receipt of the Company Stockholder Approval) if the Effective Time has not occurred by 11:59 p.m., New York City time, on March 6, 2025 (the “Termination Date”), provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to a Party (treating Parent and Merger Sub as one party for this purpose) if the failure of the Merger to be consummated prior to the Termination Date was primarily due to the failure of such Party to perform any of its obligations under this Agreement;

(d) by either Parent or the Company, at any time prior to the Effective Time if the Company fails to obtain the Company Stockholder Approval within twenty-four (24) hours following the execution of this Agreement;

(e) by Parent, if the Company has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or (b), and such breach is incapable of being cured prior to the Termination Date or, if such breach is capable of being cured prior to the Termination Date, such breach is not cured within the earlier of (i) forty-five (45) days following delivery by Parent to the Company of written notice of such breach, stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination and (ii) the Termination Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(e) if it or Merger Sub is then in breach of any representations, warranties, covenants or other agreements contained in this Agreement that would result in a failure of a condition set forth in Section 7.3(a) or (b);

(f) by Parent, if at any time prior to the Company’s receipt of the Company Stockholder Approval, the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g) by the Company (provided that such termination has been approved by the Special Committee), if Parent or Merger Sub has breached or failed to perform any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or (b), and such breach is incapable of being cured prior to the Termination Date or, if such breach is capable of being cured prior to the third day immediately preceding the Termination Date, such breach is not cured within the earlier of (i) forty-five (45) days following delivery by the Company to Parent of written notice of such breach stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination and (ii) the Termination Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(g) if it is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement that would result in a failure of a condition set forth in Section 7.2(a) or (b);

(h) by the Company (provided that such termination has been approved by the Special Committee), at any time prior to the Company’s receipt of the Company Stockholder Approval, in order to substantially concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal; or

(i) by the Company (provided that such termination has been approved by the Special Committee), if (i) all of the conditions set forth in Section 7.1 and Section 7.2 are satisfied or validly waived (other than those conditions that by their terms are to be satisfied at the Closing, so long as such conditions are at the time of termination capable of being satisfied at the Closing), (ii) Parent fails to consummate the Transactions by the date on which Parent is required to consummate the Closing pursuant to Section 2.3, (iii) the Company irrevocably confirms to Parent in writing, following the date on which the Closing is required to occur pursuant to Section 2.3, that it is stands ready, willing and able to consummate the Closing and that all of the closing conditions set forth in Section 7.3 have been satisfied or validly waived and (iv) Parent fails to consummate the Closing on or prior to the third Business Day following receipt of such irrevocable written confirmation of the Company referred to in clause (iii).

8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated.

(b) Effect of Termination. Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Parties (or as specified in the mutual written agreement of Parent and the Company pursuant to Section 8.1(a)). In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any partner, member, stockholder, director, officer, employee, Affiliate or

Representative of such Party) to the other Parties, as applicable, except that Section 6.6(f), Section 6.6(g), Section 6.12, this Section 8.2, Section 8.3 and Article IX will each survive the termination of this Agreement. Notwithstanding the foregoing, except as otherwise provided in Section 8.3(e), nothing in this Agreement will relieve any Party from any liability for fraud or any Willful and Material Breach of this Agreement. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, any applicable clean team or similar arrangement, the Limited Guarantee or the Support and Rollover Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

8.3 Fees and Expenses.

(a) General. Except as set forth in this Agreement, all fees and expenses incurred in connection with this Agreement and the Merger shall be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. For the avoidance of doubt, Parent or the Surviving Corporation shall be responsible for all fees and expenses of the Payment Agent. Except as set forth in Section 2.9(e), Parent shall (i) pay or cause to be paid all (A) transfer, stamp and documentary Taxes or fees; and (B) sales, use, gains, real property transfer and other similar Taxes or fees, in each case, arising out of or in connection with entering into this Agreement and the consummation of the Merger, and (ii) prepare and timely file any required Tax Returns with respect to such Taxes or fees.

(b) Company Termination Fee.

(i) If (A) this Agreement is validly terminated pursuant to Section 8.1(c) (provided that, at the Termination Date, all of the conditions set forth in Section 7.1(b) and Section 7.1(c) have been satisfied or are capable of being satisfied and the conditions set forth in Section 7.3(a) and Section 7.3(b) would be satisfied if the date of such termination were the Closing Date), Section 8.1(d) or Section 8.1(e); (B) following the execution and delivery of this Agreement and prior to termination of this Agreement, any Person shall have publicly announced an Acquisition Proposal and not withdrawn or otherwise abandoned such Acquisition Proposal; and (C) within twelve (12) months following such termination of this Agreement, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction and such Acquisition Transaction is subsequently consummated, then the Company shall promptly (and in any event within three (3) Business Days) after such consummation pay, or cause to be paid, to Parent (or its designees) a termination fee of $134,650,000 (the “Company Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by Parent (or its designees). For purposes of this Section 8.3(b)(i), all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

(ii) If this Agreement is validly terminated pursuant to Section 8.1(f), then the Company must promptly (and in any event within three (3) Business Days) following such termination pay, or cause to be paid, to Parent (or its designees) the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent (or its designees).

(iii) If this Agreement is validly terminated pursuant to Section 8.1(h), then the Company must prior to or substantially concurrently with such termination pay, or cause to be paid, to Parent (or its designees) the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent (or its designees).

(c) Parent Termination Fee. If this Agreement is validly terminated (i) by the Company pursuant to Section 8.1(g) or Section 8.1(i) or (ii) by the Company or Parent pursuant to Section 8.1(c) (at a time at which the Company had the right to terminate this Agreement pursuant to Section 8.1(g) or Section 8.1(i)), then Parent shall promptly (and in any event within three (3) Business Days) pay the Company a termination fee of $269,300,000 (the “Parent Termination Fee”) by wire transfer of immediately available funds to an account or accounts designated in writing by the Company.

(d) Single Payment Only. The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee or Parent be required to pay the Parent Termination Fee on more than one occasion, whether or not the Company Termination Fee or Parent Termination Fee, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.

(e) Sole Remedy.

(i) Notwithstanding anything to the contrary in this Agreement or otherwise, the Company’s right to terminate this Agreement and receive payment of the Parent Termination Fee to the extent owed pursuant to Section 8.3(c) together with any amounts owed in respect thereof under Section 8.3(f), if applicable, the Company’s right to enforce its rights under the Confidentiality Agreement and the Reimbursement Obligations and the Company’s right to specific performance pursuant to, and subject to the limitations of, Section 9.9 will be the sole and exclusive remedies of the Company and its Affiliates and the Company Related Parties against (A) Parent, Merger Sub or the Limited Guarantors; (B) the former, current and future holders of any equity, controlling persons, Affiliates, Representatives, members, directors, officers, employees, managers, general or limited partners, stockholders and assignees of each of Parent, Merger Sub and the Limited Guarantors and any holder of any equity, controlling person, Affiliate, Representative, member, manager, general or limited partner, stockholder and assignee of any of the foregoing (such persons, excluding Parent and Merger Sub, but including the Limited Guarantors, collectively, the “Parent Related Parties”); and (C) the Financing Sources in respect of this Agreement, any agreement executed in connection herewith (including the Financing Letters and the Limited Guarantee) and the transactions contemplated hereby and thereby (and other than payment of the Parent Termination Fee by Parent (or the Limited Guarantors under the Limited Guarantee to the extent provided, and subject to the limitations, therein) to the extent owed pursuant to Section 8.3(c), together with any amounts owed under Section 8.3(f), if applicable, and any Reimbursement Obligations), none of Parent, Merger Sub, the Parent Related Parties or the Financing Sources will have any liability or obligation to the Company or its Affiliates or any Company Related Party relating to or arising out of this Agreement, any agreement executed in connection herewith (including the Financing Letters and the Limited Guarantee) or the Transactions (except that the Parties (or their Affiliates, if applicable) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement) including with respect to any breach of this Agreement by Parent or Merger Sub or failure of Parent or Merger Sub to perform its obligations hereunder. The Parties acknowledge and agree that, while the Company may pursue a grant of specific performance in accordance with, and subject to the limitations of, Section 9.9 and payment of the Parent Termination Fee, in no event shall the Company be entitled to obtain both (x) a grant of specific performance pursuant to Section 9.9 that results in the Closing occurring and (y) payment of the Parent Termination Fee to the extent owed pursuant to Section 8.3(c) in accordance with, and subject to the limitations of, this Section 8.3(e). The Parent Related Parties and the Financing Sources are intended third party beneficiaries of this Section 8.3(e)(i). Notwithstanding anything to the contrary in this Agreement or otherwise, in no event shall Parent, Merger Sub or the Parent Related Parties have liability for any monetary remedy (including monetary damages for fraud or for any Willful and Material Breach or monetary damages in lieu of specific performance or monetary damages pursuant to Section 8.2(b)) other than, solely with respect to the Parent (or the Limited Guarantors under the Limited Guarantee to the extent provided, and subject to the limitations, therein), the payment of the Parent Termination Fee to the extent owed pursuant to Section 8.3(c), plus any Reimbursement Obligations and Enforcement Expenses. Subject to the other limitations of this Section 8.3(e), the Parent Termination Fee, the Reimbursement Obligations and the Enforcement Expenses shall be the maximum aggregate liability (including in the case of fraud or any Willful and Material Breach) of Parent and Merger Sub hereunder (and, without duplication, of the Limited Guarantors under the Limited Guarantee) with respect to any and all claims under or relating to this Agreement and the Transactions.

(ii) Parent’s receipt (or receipt by its designees) of the Company Termination Fee, any Enforcement Expenses to the extent owed pursuant to Section 8.3(f), the ability of the Parent to seek to recover monetary damages from the Company for Willful and Material Breach or Parent’s right to specific performance pursuant to Section 9.9, as applicable, will be the sole and exclusive remedies of Parent and Merger Sub and each of their respective Affiliates and the Parent Related Parties and the Financing Sources against (A) the Company, its Subsidiaries and each of their respective Affiliates; and (B) the former, current and future holders of any equity, controlling persons, Representatives, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and any holder of any equity, controlling person, Affiliate, Representative, member, manager, general or limited partner, stockholder and assignee of any of the foregoing (collectively, the “Company Related Parties”) in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, and upon payment of the Company Termination Fee, none of the Company Related Parties will have any further liability or obligation to Parent or Merger Sub or any Parent Related Parties or Financing Sources relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and Parent and Merger Sub and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement, the Support and Rollover Agreement and Section 8.3(a), as applicable). The Parties acknowledge and agree that, while Parent may pursue a grant of specific performance in accordance with Section 9.9 and payment of the Company Termination Fee and the Enforcement Expenses or monetary damages, in no event shall Parent be entitled to obtain (1) both (x) a grant of specific performance pursuant to Section 9.9 that results in the Closing occurring, on the one hand, and (y) the payment of (i) any monetary damages from the Company or (ii) the payment of the Company Termination Fee in accordance with Section 8.3(b), on the other hand, or (2) both payment of any monetary damages in connection with fraud or any Willful and Material Breach, on the one hand, and payment of the Company Termination Fee in accordance with Section 8.3(b), on the other hand. The Company Related Parties are intended third party beneficiaries of this Section 8.3(e)(ii). In no event shall the Company or any of its Subsidiaries have liability for monetary damages (including monetary damages in lieu of specific performance and damages for fraud and Willful and Material Breach pursuant to Section 8.2(b)) in the aggregate in excess of the amount of the Company Termination Fee, plus any Enforcement Expenses. The amount of the Company Termination Fee and the Enforcement Expenses shall be the maximum aggregate liability of the Company and its Subsidiaries hereunder with respect to any and all claims under or relating to this Agreement and the Transactions.

(f) Enforcement Expenses. The Parties acknowledge that the agreements contained in this Section 8.3 are an integral part of this Agreement and that, without Section 8.3(b), Parent would not have entered into this Agreement and that, without Section 8.3(c), the Company would not have entered into this Agreement. Accordingly, if the Company or Parent fails to promptly pay any amount due pursuant to this Section 8.3, the Company or Parent, as applicable, shall pay to Parent or the Company, respectively, all reasonable and documented fees, costs and expenses of enforcement (including attorneys’ fees as well as expenses incurred in connection with any action initiated by such Party) (collectively, the “Enforcement Expenses”); provided, however, that in no event shall either party be obligated to pay more than $2,500,000 in the aggregate under this Section 8.3(f).

ARTICLE IX

GENERAL PROVISIONS

9.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement or in any certificate delivered pursuant to this Agreement will terminate at the Effective Time, except that any covenants that by their terms survive the Effective Time shall survive the Effective Time in accordance with their respective terms.

9.2 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

(a) if to Parent or Merger Sub to:

c/o Bain Capital Private Equity, LP

200 Clarendon Street

Boston, MA 02116

Attn:   David Humphrey; Max de Groen; Bryan Curran

Email:  **********

    **********

    **********

with a copy (which will not constitute notice) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attn:   William Shields; Charles Boer; David Hutchins; Jessica Cooney;

Thomas Holden; Thomas Fraser

Email:  **********

    **********

    **********

    **********

    **********

    **********

(b) if to the Company (prior to the Effective Time) to:

PowerSchool Holdings, Inc.

150 Parkshore Drive

Folsom, CA 95630

Attn:   Michael Bisignano, Chief Legal Officer

Email:  **********

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:  Daniel Wolf, P.C.

    David M. Klein, P.C.

    Andrew Norwich

Email:  **********

    **********

    **********

with a copy (which will not constitute notice) to:

Freshfields Bruckhaus Deringer US LLP

3 World Trade Center

175 Greenwich Street

New York, NY 10007

Attn: Damien R. Zoubek

   Sanjay Murti

Email: **********

    **********

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or e-mail address through a notice given in accordance with this Section 9.2, except that that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

9.3 Amendment, Waiver and Assignment.

(a) Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Company Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without such approval.

(b) Extension; Waiver. At any time and from time to time prior to the Effective Time, Parent and the Company may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable; (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance by the other Party with any of the agreements or conditions contained herein applicable to such Party (it being understood that Parent and Merger Sub shall be deemed a single Party solely for purposes of this Section 9.3(b)). Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

(c) Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Parties except that Parent and Merger Sub will have the right to assign all or any portion of their obligations under this Agreement from and after the Effective Time to any of their respective Affiliates and the indemnification and other rights hereunder of a party may be assigned to any Financing Sources, solely for collateral security purposes effective as of or after the Closing. Subject to the preceding sentence, this Agreement will be binding upon and shall inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section  9.3 is null and void.

9.4 Confidentiality. Parent, Merger Sub and the Company hereby acknowledge that Bain Capital Private Equity, LP and the Company have previously executed the Confidentiality Agreement, that shall continue in full force and effect in accordance with its terms. Each of Parent, Merger Sub and their respective Representatives shall hold and treat all documents and information concerning the Company and its Subsidiaries furnished or made available to Parent, Merger Sub or their respective Representatives in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each of Parent and Merger Sub agree to be bound by the terms and conditions of the Confidentiality Agreement as if they were parties thereto.

9.5 Special Committee Approval. Notwithstanding anything to the contrary set forth in this Agreement, until the Effective Time, (a) the Company may take the following actions only with the prior approval of, the Special Committee: (i) amending, restating, modifying or otherwise changing any provision of this Agreement, the Equity Commitment Letter, the Support and Rollover Agreements or the Limited Guarantee; (ii) waiving any right under this Agreement, the Equity Commitment Letter, the Support and Rollover Agreements or the Limited

Guarantee or extending the time for the performance of any obligation of Parent or Merger Sub hereunder or any other party under the Equity Commitment Letter, the Support and Rollover Agreements or the Limited Guarantee; (iii) terminating this Agreement, the Equity Commitment Letter, the Support and Rollover Agreement or the Limited Guarantee; (iv) taking any action under this Agreement, the Equity Commitment Letters, the Support and Rollover Agreements or the Limited Guarantee that expressly requires the approval of the Special Committee; and (v) agreeing to do any of the foregoing and (b) no decision or determination shall be made, or action taken, by the Company Board under or with respect to this Agreement, the Equity Commitment Letter, the Support and Rollover Agreement or the Limited Guarantee without first obtaining the approval of the Special Committee. In the event the Special Committee ceases to exist or is disbanded, any consents, determinations, actions or other rights or obligations afforded to the Special Committee shall be afforded to a majority of the remaining independent and disinterested members of the Company Board.

9.6 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, including the Confidentiality Agreement, the Support and Rollover Agreements, the Company Disclosure Letter, the Limited Guarantee and the Financing Letters, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. The Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Effective Time and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto. The Company Disclosure Letter is “facts ascertainable” as that term is used in Section 251(b) of the DGCL, and do not form part of this Agreement but instead operate upon the terms of this Agreement as provided herein.

9.7 Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, except (a) as set forth in or as contemplated by Section 6.10, (b) if the Closing occurs, for the right of the holders of Class A Common Stock, Vested Company RSUs, Unvested Company RSUs, Company MSUs and Company PSUs to receive the Per Share Price, the Vested RSU Consideration, the Cash Replacement Company RSU Amount, the Replacement Company MSU Award and the Replacement Company PSU Award, respectively, in each case after the Effective Time and (c) as set forth in or contemplated by Section 8.3(e).

9.8 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.9 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein (including Section 8.3(d) and Section 8.3(e)), any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything to the contrary in this Agreement or otherwise, although the Company may pursue both a grant of specific performance and the payment of the Parent Termination Fee, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and payment of the Parent Termination Fee.

(b) Specific Performance.

(i) Subject to the limitations set forth in this Agreement, the Parties acknowledge and agree that (A) irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate the Transactions) in accordance with its specified terms or otherwise breach such provisions; (B) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; (C) neither the ability of either Party to recover damages for fraud or any Willful and Material Breach of this Agreement nor the provisions of Section 8.3 are intended to and do not adequately compensate the Company, on the one hand, or Parent and Merger Sub, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (D) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement. The Parties agree not to raise any objections, other than those based on the limitations of a Party’s right to such relief under this Agreement and defenses with respect thereto, to (1) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand; and (2) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Parent and Merger Sub pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. The Parties further agree, unless and until any such relief is granted, and subject to Section 9.9(a) and Section 8.3(e), that (x) by seeking the remedies provided for in this Section 9.9, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement, and (y) nothing set forth in this Section 9.9 shall require any Party to institute any Legal Proceeding for (or limit any party’s right to institute any Legal Proceeding for) specific performance under this Section 9.9 prior to, or as a condition to, exercising any termination right under Article VIII (and pursuing damages after such termination to the extent permitted hereunder), nor shall the commencement of any Legal Proceeding pursuant to this Section 9.9 or anything set forth in this Section 9.9 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VIII or pursue any other remedies under, and subject to the limitations of, this Agreement that may be available then or thereafter.

(ii) Notwithstanding Section 9.9(b)(i) or anything to the contrary in this Agreement, it is acknowledged and agreed that the Company will only be entitled to an injunction, specific performance or other equitable remedy to cause Parent and Merger Sub to consummate the Closing in the event that (A) all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing); (B) Parent and Merger Sub fail to consummate the Merger on the date the Closing is required to have occurred pursuant to Section 2.3; (C) all of the conditions to the consummation of the Debt Financing provided by the Debt Commitment Letters have been satisfied (other than the receipt of the Equity Financing and the satisfaction of those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) and the full amount of the Debt Financing has been funded or will be funded at the Closing in accordance with the terms of the Debt Commitment Letter if the Equity Financing were funded at the Closing and (D) the Company irrevocably confirms to Parent in writing that it is ready, willing and able to consummate the Closing and that all of the closing conditions set forth in Section 7.1 and Section 7.3 have been satisfied or waived.

9.10 Governing Law. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

9.11 Jurisdiction. Each of the Parties (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Merger or the Limited Guarantee, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, and nothing in this Section 9.11 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement, the Limited Guarantee or the transactions contemplated hereby or thereby; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding arising in connection with this Agreement, the Limited Guarantee or the transactions contemplated hereby or thereby shall be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any Legal Proceeding relating to this Agreement, the Limited Guarantee or the transactions contemplated hereby or thereby in any court other than the Chosen Courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.12 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER, THE LIMITED GUARANTEE, THE FINANCING LETTERS OR THE FINANCING. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

9.13 No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no Parent Related Parties (other than the Limited Guarantors solely to the extent and subject to the terms set forth in the Limited Guarantee or Equity Commitment Letter) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise, including under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or other Environmental Laws) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. The Company (on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of the Company or its Affiliates) covenants and agrees that it shall not institute, and shall cause its Representatives and Affiliates not to bring, make or institute any action, claim, proceeding (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise, at law or in equity) arising under or in connection with this Agreement or other agreement executed or delivered in connection herewith or any of the transactions contemplated hereby or thereby against any of the Parent Related Parties and that none of the Parent Related Parties shall have any liability or obligations (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise) to the Company, the Company’s Subsidiaries, any of their respective Representatives or Affiliates (or any Person claiming by, through or on behalf of the Company or its Affiliates) or any of their respective successors, heirs or representatives thereof arising out of or relating to this Agreement or other agreement executed or delivered in connection herewith or any of the transactions contemplated hereby or thereby, other than, in each case, Parent and Merger Sub to the extent provided herein, or the Limited Guarantors pursuant to the Limited Guarantee (to the extent and subject to the terms provided therein). Without limiting the generality of the foregoing, to the maximum extent permitted or otherwise conceivable under applicable Law (and subject only to the specific contractual provisions of this Agreement or agreement executed or delivered in connection herewith), the Company (on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of the Company or its Affiliates) hereby waives, releases and disclaims any and all rights in respect of any such actions, claims, proceedings, obligations and liabilities. Each of Parent and Merger Sub (on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of Parent, Merger Sub or their Affiliates) covenants and agrees that it shall not institute, and shall cause its Representatives and Affiliates not to bring, make or institute any action, claim, proceeding (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise, at law or in equity) arising under or in connection with this Agreement or other agreement executed or delivered in connection herewith or any of the transactions contemplated hereby or thereby against any of the Company Related Parties and that none of the Company Related Parties shall have any liability or obligations (whether based in Contract, tort, fraud, strict liability, other Laws or otherwise) to Parent, Merger Sub, any of their respective Representatives or Affiliates (or any Person claiming by, through or on behalf of Parent, Merger Sub or their Affiliates) or any of their respective successors, heirs or representatives thereof arising out of or relating to this Agreement or other agreement executed or delivered in connection herewith or any of the transactions contemplated hereby or thereby, other than, in each case, (x) the Company to the extent provided herein and (y) each Person who has entered into a Support and Rollover Agreement (to the extent and subject to the terms provided therein, including in respect of the first sentence of this Section 9.13). Without limiting the generality of the foregoing, to the maximum extent permitted or otherwise conceivable under applicable Law (and subject only to the specific contractual provisions of this Agreement or agreement executed or delivered in connection herewith), each of Parent and Merger Sub (on behalf of itself, its Affiliates, and any Person claiming by, through or on behalf of the Company or its Affiliates) hereby waives, releases and disclaims any and all rights in respect of any such actions, claims, proceedings, obligations and liabilities.

9.14 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) only (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure; provided, however, that only items (if any) disclosed against Section 3.12(b) of the Company Disclosure Letter shall be deemed disclosed with respect to Section 3.12(b).

9.15 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

9.16 Debt Financing Matters. The parties hereby agree that (a) no Financing Source shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations or losses arising under, out of, in connection with or related in any manner to this Agreement or based on, in respect of or by reason of this Agreement or its negotiation, execution, performance or breach (provided that nothing in this Section 9.16 shall limit the liability or obligations of the Financing Sources under the Debt Commitment Letter or the Fee Letters), (b) any claim, suit, action or proceeding of any kind or description (whether at law, in equity, in contract, in tort or otherwise) involving any Financing Source arising out of or relating to the transactions contemplated pursuant to this Agreement, the Debt Financing, the Debt Commitment Letter, the Fee Letters or the performance of services thereunder shall be subject to the exclusive jurisdiction of a state or federal court sitting in the Borough of Manhattan in the City of New York, (c) any interpretation of the Debt Commitment Letter or the Fee Letters will be governed by, and construed and interpreted in accordance with, the laws of the State of New York, (d) no party hereto will bring, permit any of their respective Affiliates to bring, or support anyone else in bringing, any such claim, suit, action or proceeding in any other court, (e) the waiver of rights to trial by jury set forth in Section 9.12 applies to any such claim, suit, action or proceeding, (f) only Parent and Merger Sub (including any of their respective successors and permitted assigns under the Debt Commitment Letter) and the other parties to the Debt Commitment Letter at their own direction shall be permitted to bring any claim against a Financing Source for failing to satisfy any obligation to fund the Debt Financing pursuant to the terms of the Debt Commitment Letter, (g) no amendment or waiver of this Section 9.16 that is adverse in any material respect to the Financing Sources shall be effective without the prior written consent of the Financing Sources that are party to the Debt Commitment Letter, and (h) the Financing Sources are express and intended third party beneficiaries of this Section 9.16. This Section 9.16 shall, solely with respect to the matters referenced herein, supersede any provision of this Agreement to the contrary.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

BCPE POLYMATH BUYER, INC.

By:	/s/ Valentin Fernandez
Name: Valentin Fernandez
Title: Vice President & Treasurer

BCPE POLYMATH MERGER SUB, INC.

By:	/s/ Valentin Fernandez
Name: Valentin Fernandez
Title: Vice President & Treasurer

POWERSCHOOL HOLDINGS, INC.

By:	/s/ Hardeep Gulati
Name: Hardeep Gulati
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit A

Certificate of Incorporation of the Surviving Corporation

[See attached]

Exhibit B

Form of Support and Rollover Agreement

[See attached]

Exhibit C

Form of Stockholder Consent

[See attached]

Annex B

200 West Street | New York, NY 10282-2198

Tel: 212-902-1000 | Fax: 212-902-3000

PERSONAL AND CONFIDENTIAL

June 6, 2024

The Board of Directors

PowerSchool Holdings, Inc.

150 Parkshore Drive

Folsom, CA 95630

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than BCPE Polymath Buyer, Inc. (“Parent”) and its affiliates and the Principal Stockholders (as defined in the Agreement (as defined below)) and their respective affiliates) of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Shares”), of PowerSchool Holdings, Inc. (the “Company”) of the $22.80 in cash per Class A Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of June 6, 2024 (the “Agreement”), by and among Parent, BCPE Polymath Merger Sub, Inc., a wholly owned subsidiary of Parent, and the Company.

Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Bain Capital Private Equity, LP (“Bain Capital”), an affiliate of Parent, Onex Partners Manager LP (“Onex”), an affiliate of certain of the Principal Stockholders, Vista Equity Partners Management, LLC (“Vista”), an affiliate of certain of the Principal Stockholders, and any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as joint bookrunner with respect to a secondary offering of the Class A Shares in March 2023; and joint bookrunner with respect to a refinancing of the Company’s term loan and credit facility in October 2023. We also have provided certain financial advisory and/or underwriting services to Bain Capital and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to Bain Capital and Imperial Dade, a portfolio company of Bain Capital, with respect to Bain Capital’s sale of its stake in Imperial Dade in June 2022; as financial advisor to Bain Capital with respect to its acquisition of Fedrigoni S.p.A. (“Fedrigoni”) in December 2022; as financial advisor to Bain Capital with respect to its sale of its stake in Retail Zoo Pty Limited in March 2023; as bookrunner with respect to a follow-on offering of Flywire

Board of Directors

PowerSchool Holdings, Inc.

June 6, 2024

Corporation, a portfolio company of Bain Capital, common stock in August 2023; as bookrunner with respect to a follow-on offering of common stock of SpringWorks Therapeutics, Inc., a portfolio company of Bain Capital, in December 2023; as financial advisor to Bain Capital with respect to its acquisition of ChinData Group Holdings Limited in December 2023; and as bookrunner with respect to a high yield bond offering of Fedrigoni in January 2024. We also have provided certain financial advisory and/or underwriting services to Onex and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to Ryan Specialty Holdings, Inc. (“Ryan”), a portfolio company of Onex, with respect to its sale of a minority stake in August 2022 as financial advisor to ASM Global, a portfolio company of Onex, with respect to its sale in November 2023; as bookrunner with respect to a term loan and credit facility extension and upsize of OneDigital Health and Benefits, Inc., a portfolio company of Onex, in December 2023 as bookrunner with respect to a term loan repricing of Ryan in January 2024; and as bookrunner with respect to a term loan issuance of Westjet Airlines Limited, a portfolio company of Onex, in February 2024. We also have provided certain financial advisory and/or underwriting services to Vista and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor to TIBCO Software Inc. (“TIBCO”), a portfolio company of Vista, with respect to TIBCO’s acquisition of Citrix Systems, Inc. (“Citrix”) in September 2022; as bookrunner with respect to a senior secured term loan facility, a senior secured revolving credit facility, a senior secured bridge term facility and an unsecured bridge term facility of TIBCO, in each case, in connection with its acquisition of Citrix in September 2022; as financial advisor to Ping Identity Holding Corporation, a portfolio company of Vista, with respect to its sale in October 2022; as bookrunner with respect to an issuance of senior secured notes of Cloud Software Group, Inc. (formerly known as TIBCO (“Cloud”)) in April 2023; as bookrunner with respect to a secondary offering of Integral Ad Science Holding Corp. common stock by investment funds affiliated with Vista in December 2023; as bookrunner with respect to a term loan of Ellucian Inc., a portfolio company of Vista, in February 2024; and as bookrunner with respect to a term loan of Cloud in March 2024. We may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Bain Capital, Onex, Vista and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with Bain Capital, Onex, Vista and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Bain Capital, Onex and Vista from time to time and may do so in the future.

In connection with this opinion, we have reviewed, among other things, the Agreement; the Company’s Registration Statement on Form S-1, including the prospectus contained therein, dated July 27, 2021 relating to the Class A Shares; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the three years ended December 31, 2023; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company including certain forecasts related to the expected utilization by the Company of certain net operating loss carryforwards and tax credits, as prepared by the management of the Company and approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Class A Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the software industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

Board of Directors

PowerSchool Holdings, Inc.

June 6, 2024

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent and its affiliates and the Principal Stockholders and their respective affiliates) of Class A Shares, as of the date hereof, of the $22.80 in cash per Class A Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including the Support and Rollover Agreements (as defined in the Agreement) and any payments (and any waiver of rights to receive any such payments) under the Tax Receivable Agreement, dated as of July 27, 2021, by and among the Company, PowerSchool Holdings LLC and the other parties thereto, and any amendments thereto, and the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $22.80 in cash per Class A Share to be paid to the holders (other than Parent and its affiliates and the Principal Stockholders and their respective affiliates) of Class A Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Class A Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent, or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Class A Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Board of Directors

PowerSchool Holdings, Inc.

June 6, 2024

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $22.80 in cash per Class A Share to be paid to the holders (other than Parent and its affiliates and the Principal Stockholders and their respective affiliates) of Class A Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ Goldman Sachs & Co. LLC
(GOLDMAN SACHS & CO. LLC)

Annex C

Centerview Partners LLC

31 West 52nd Street

New York, NY 10019

June 6, 2024

The Special Committee of the Board of Directors

PowerSchool Holdings, Inc.

150 Parkshore Dr.

Folsom, CA 95630

The Special Committee:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of Class A Common Stock, par value $0.0001 per share (the “Shares”) (other than Excluded Shares, as defined below), of PowerSchool Holdings, Inc., a Delaware corporation (the “Company”), of the $22.80 per Share in cash, without interest, proposed to be paid to such holders pursuant to the Agreement and Plan of Merger proposed to be entered into (the “Agreement”) by and among BCPE Polymath Buyer, Inc., a Delaware corporation (“Parent”), BCPE Polymath Merger Sub, Inc., a Delaware corporation and direct or indirect wholly owned subsidiary of Parent (“Merger Sub”), and the Company. The Agreement provides that Merger Sub will be merged with and into the Company (the “Merger” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the Company will become a wholly owned subsidiary of Parent, and each issued and outstanding Share immediately prior to the effective time of the Merger (other than (i) shares (A) held by the Company as treasury stock or (B) owned by Parent or any of its affiliates or subsidiaries (including Merger Sub), in each case as of immediately prior to effective time of the merger (including the Class A Rollover Shares (as defined in the Agreement)) and (ii) Dissenting Company Shares (as defined in the Agreement) (the shares referred to in clauses (i) and (ii), “Excluded Shares”)) will be converted into the right to receive $22.80 per Share in cash, without interest, (the $22.80 per Share consideration to be paid in the Merger, the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

We have acted as financial advisor to the Special Committee of the Board of Directors of the Company (the “Special Committee”) in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement by the Special Committee, we have not been engaged to provide financial advisory or other services to the Company and we have not received any compensation from the Company during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Vista Equity

31 WEST 52ND STREET, 22ND FLOOR, NEW YORK, NY 10019

PHONE: (212) 380-2650 FAX: (212) 380-2651 WWW.CENTERVIEWPARTNERS.COM

N E W Y O R K ● L O N D O N ● P A R IS ● S A N F R A N C I S CO ● M E N LO P A R K

The Special Committee of the Board of Directors

PowerSchool Holdings, Inc.

June 6, 2024

Partners Management, LLC (“Vista”), a significant stockholder of the Company, and we have not received any compensation from Vista during such period. In the past two years, we have been engaged to provide financial advisory services unrelated to the Company to two financial creditor groups (of which one or more affiliates of Onex Corporation (“Onex”), a significant stockholder of the Company, was or is a member) in connection with restructurings or potential restructurings involving the relevant issuer, and we have received, and in the future may receive, compensation for such services. In the past two years, we have been engaged to provide, and, in certain cases, are currently providing financial advisory services to entities in which Bain Capital LP (“Bain”), an affiliate of Parent, and/or certain of its affiliates, has a controlling or significant minority ownership interest, in connection with matters unrelated to the Company, including to Diversey Holdings, Ltd. in connection with its sale to Solenis International LLC in 2023, and to Cerevel Therapeutics Holdings, Inc. on its pending sale to Abbvie Inc., and we have received, and may in the future receive, compensation for certain of the foregoing services. In addition, in the past two years, we have been engaged to provide financial advisory services unrelated to the Company to three financial creditor groups (of which one or more affiliates of Bain was or is a member) in connection with restructurings or potential restructurings involving the relevant issuer, and we have received, and in the future may receive, compensation for such services. We may provide financial advisory and other services to or with respect to the Company, Bain, Parent, Vista, Onex or their respective affiliates, including portfolio companies of Vista, Onex and Bain, in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Vista, Onex, Bain or any of their respective affiliates, including portfolio companies of Vista, Onex and Bain, or any other party that may be involved in the Transaction.

In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated June 6, 2024 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the years ended December 31, 2023, 2022 and 2021; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) certain other communications from the Company to its stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis, (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have

The Special Committee of the Board of Directors

PowerSchool Holdings, Inc.

June 6, 2024

relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party, including, without limitation, the holders of Class A Rollover Shares, Class B Common Stock (as defined in the Agreement) or Holdings Units (as defined in the Agreement). In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.

Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

The Special Committee of the Board of Directors

PowerSchool Holdings, Inc.

June 6, 2024

Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Centerview Partners LLC

CENTERVIEW PARTNERS LLC

Annex D

SUPPORT AND ROLLOVER AGREEMENT

This Support and Rollover Agreement (this “Agreement”), dated as of June 6, 2024, is entered into by and among PowerSchool Holdings, Inc., a Delaware corporation (the “Company”), the undersigned stockholder parties hereto (each, a “Stockholder” and collectively, the “Stockholders”), BCPE Polymath Buyer, Inc., a Delaware corporation (“Parent”), BCPE Polymath Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), PowerSchool Holdings, LLC, a Delaware limited liability company (“Holdings”), BCPE Polymath Topco, LP, a Delaware limited partnership (“Parent TopCo”), BCPE Polymath Parent, Inc., a Delaware corporation (“ParentCo”), and, solely for purposes of Section 11, Onex Partners Manager LP, VEP Group, LLC, Vista Consulting Group, LLC and PowerSchool Group LLC and the LLCA Parties hereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent and Merger Sub will enter into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, each of the Stockholders is the record holder and “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (i) the number of shares of Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class A Owned Shares”, collectively being all of the shares of Class A Common Stock owned of record or beneficially by the Stockholders as of the date hereof, excluding, for the avoidance of doubt, the shares of Class A Common Stock into which the Stockholders’ equity interests in Holdings (the “Holdings LLC Interests”) are exchangeable (the “Class A Owned Shares”), (ii) the number of shares of Class B Common Stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class B Owned Shares”, collectively being all of the shares of Class B Common Stock owned of record or beneficially by the Stockholders as of the date hereof, (iii) the number of shares of preferred stock, par value $0.0001 per share, of the Company (the “Preferred Stock” and together with the Common Stock, the “Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Preferred Owned Shares”, collectively being all of the shares of Preferred Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Preferred Owned Shares” and together with the Class A Owned Shares and Class B Owned Shares, the “Owned Shares”) and (iv) the number of Holdings LLC Interests set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Units”, collectively being all of the Holdings LLC Interests owned of record or beneficially by the Stockholders as of the date hereof (the “Owned Units”);

WHEREAS, pursuant to the terms and conditions set forth herein, prior to the Closing (x) first, each Direct Rollover Seller agrees to contribute certain of its shares of Class A Common Stock to Parent TopCo in exchange for certain equity securities of Parent TopCo (the “Parent TopCo Units”) equal in value to such Direct Rollover Seller’s Rollover Amount (the Class A Common Stock required to be so exchanged, the “Rollover Shares,” and such transaction, the “Direct Rollover”) and, after the Direct Rollover is completed, (y) (i) each TopCo Rollover Seller agrees to contribute certain of its Holdings LLC Interests equal in value to such TopCo Rollover Seller’s Rollover Amount (the Holdings LLC Interests required to be so exchanged, the “Rollover Units” and together with Rollover Shares, the “Rollover Equity”) to ParentCo in exchange for certain equity securities of ParentCo

(the “ParentCo Shares”) of equal value (such transaction, the “ParentCo Rollover”) and (ii) immediately thereafter, each Topco Rollover Seller is to contribute the ParentCo Shares to Parent TopCo in exchange for the Parent TopCo Units equal in value to such Topco Rollover Seller’s Rollover Amount (such transaction, the “TopCo Rollover”) (the foregoing clauses (x) and (y), the “Rollover”);

WHEREAS, in connection with the transactions contemplated herein, Parent TopCo shall contribute certain cash and the Rollover Shares contributed to Parent TopCo in the Direct Rollover to ParentCo; and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that each of the Stockholders, and the Stockholders have agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Agreement to Vote the Covered Shares. From and after the date hereof until the Termination Date (as defined below), at every meeting of the Company Stockholders (each, a “Company Stockholder Meeting”), including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Merger or any other Transaction is sought, each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of the Common Stock or other voting securities of the Company acquired by such Stockholder or its controlled Affiliates after the date hereof and prior to the Termination Date (together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, (ii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting to a later date if there are not sufficient votes for the approval of the Merger Agreement on the date on which such meeting is held and (iii) the approval of any other proposal considered and voted upon by the Company Stockholders at any Company Stockholder Meeting necessary or desirable for the consummation of the Merger and the other Transactions, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in any condition set forth in Sections 7.1 or 7.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date (as such term is used in the Merger Agreement), (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation or winding up of the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Merger or any of the other Transactions (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholders do not have any obligation to vote the Covered Shares in any particular manner and, with respect to matters other than the Supported Matters, the Stockholders shall be entitled to vote the Covered Shares in their sole discretion.

2. Rollover.

2.1 Rollover.

(a) Upon the terms and conditions set forth in this Agreement, immediately prior to the transactions contemplated by Section 2.1(b), and subject to, the Closing, each Direct Rollover Seller shall contribute to Parent TopCo the Rollover Shares, free and clear of all Liens, other than those created by this Agreement or arising under applicable securities Laws, and Parent TopCo shall accept such contribution in exchange for the issuance by Parent TopCo to such Direct Rollover Seller of the Parent TopCo Units equal in value, determined based on the Per Share Price, to such Direct Rollover Seller’s Rollover Amount.

(b) Upon the terms and conditions set forth in this Agreement, following the transactions contemplated by Section 2.1(a) and immediately prior to, and subject to, the Closing, each TopCo Rollover Seller shall (i) contribute to ParentCo the Rollover Units, free and clear of all Liens, other than those created by this Agreement or arising under applicable securities Laws, and ParentCo shall accept such contribution in exchange for the issuance by ParentCo to such TopCo Rollover Seller of the ParentCo Shares equal in value, determined based on the Per Share Price of the Class A Common Stock into which the Rollover Units are exchangeable, to such Topco Rollover Seller’s Rollover Amount, and (ii) immediately following the transactions contemplated by clause (i), contribute to Parent TopCo the ParentCo Shares equal in value to such TopCo Rollover Seller’s Rollover Amount, and Parent TopCo shall accept such contribution in exchange for the issuance by Parent TopCo to such TopCo Rollover Seller of the Parent TopCo Units equal in value to such TopCo Rollover Seller’s Rollover Amount.

(c) In connection with the consummation of the Merger, immediately prior to, and subject to, the Closing, each TopCo Rollover Seller and Direct Rollover Seller shall become a party to, and subject to, and become bound by the terms of the limited partnership agreement of Parent TopCo (the “LPA”), by executing a counterpart or joinder to such agreement.

(d) For purposes of this Agreement, the following capitalized terms have the following respective meanings:

(i) “Direct Rollover Sellers” means each of the Stockholders listed under the heading “Direct Rollover Seller” on Exhibit A.

(ii) “Rollover Amount” means, in the aggregate for all Stockholders, $839,997,825, such amount to be adjusted up or down in advance of Closing pursuant to the terms set forth in Exhibit B, and with such amount to be allocated across each Direct Rollover Seller and TopCo Rollover Seller pursuant to an allocation schedule provided to Parent five (5) Business Days prior to the Closing.

(iii) “TopCo Rollover Sellers” means each of the Stockholders listed under the heading “Topco Rollover Seller” on Exhibit A.

(e) Each Stockholder hereby acknowledges and agrees that (i) delivery of the Parent TopCo Units pursuant to and in accordance with this Section 2 shall constitute complete satisfaction of all obligations towards or sums due to such Stockholder by Parent and Merger Sub and their Affiliates in respect of the Rollover Equity held by such Stockholder and cancelled at the Effective Time as contemplated by the Merger Agreement, and (ii) subject to consummation of the Rollover, such Stockholder shall have no right to any Per Share Price in respect of any Rollover Equity held by such Stockholder (it being understood that, for the avoidance of doubt, each Stockholder shall have such right to the Per Share Price in respect of any Stock held by such Stockholder other than Rollover Equity, and no ParentCo Shares or Parent TopCo Units issued in connection with the Merger shall be issued at a lower price per share or unit than the ParentCo Shares or Parent TopCo Units issued hereunder (it being understood that the ParentCo Shares or Parent TopCo Units issued hereunder are deemed to be issued at a price per share or unit based on each ParentCo Share or Parent TopCo Unit having a value equal to the Per Share Price)).

(f) No later than five (5) Business Days prior to the Closing, the Stockholders shall deliver to Parent the allocation schedule required by the definition of Rollover Amount. No later than three (3) Business Days prior to the Closing, (i) each Stockholder and any agent of such Stockholder holding certificates evidencing any Rollover Shares or Rollover Units, as applicable, (if any) shall deliver or cause to be delivered to Parent such certificates representing such Rollover Shares or Rollover Units, as applicable, in such person’s possession, for disposition in accordance with the terms of this Agreement and (ii) each Stockholder shall deliver duly executed instruments of transfer in respect of his or its Rollover Shares or Rollover Units, as applicable, to Parent or another person as Parent may direct in writing, in form reasonably acceptable to Parent; such certificates and instruments shall be held by Parent or any agent authorized by Parent until immediately prior to, and subject to, the Closing, or if any of the Rollover Shares or Rollover Units, as applicable, are uncertificated, then each Stockholder shall deliver or cause to be delivered to Parent or another person as Parent may direct in writing instructions, and such other instruments of transfer duly executed by such holder as reasonably requested by Parent, in each case, addressed to the Company or the Company’s transfer agent, as applicable, providing for the transfer of the Rollover Shares or Rollover Units, as applicable, as provided for in this Agreement (the “Share Documents”). The Share Documents shall be held in escrow by Parent or any agent authorized by Parent until the Closing.

2.2 Conditions to Rollover. The obligations of each Direct Rollover Seller or TopCo Rollover Seller to consummate the Rollover is subject to the satisfaction (or waiver by such Direct Rollover Seller or TopCo Rollover Seller in writing) of the following conditions:

(a) (i) The satisfaction or valid waiver by Parent, of all conditions to the obligations of Parent and Merger Sub to consummate the Merger and the other Transactions that are to occur on the Closing Date as set forth in Section 7.1 and Section 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or valid waiver by Parent (to the extent permitted thereunder) of such conditions), (ii) the substantially contemporaneous funding of the Equity Financing and the Debt Financing at the Closing and (iii) the substantially contemporaneous consummation of the Closing in accordance with the terms of the Merger Agreement; and

(b) No Law, injunction or order (whether temporary, preliminary or permanent) by any Governmental Authority of competent jurisdiction prohibiting, enjoining or otherwise making illegal the consummation of the Transactions shall have been enacted, entered or promulgated and be continuing in effect.

2.3 Failure to Consummate the Merger. In the event that after the Rollover, the Merger fails to be consummated for any reason whatsoever and the Merger Agreement is terminated, the parties hereto agree that concurrently with the termination of the Merger Agreement, automatically and without any action of the parties hereto, Parent TopCo shall assign, transfer, convey and deliver (or shall cause to be assigned, transferred, conveyed and delivered) to the Stockholders the Rollover Equity, and the Direct Rollover Sellers and the TopCo Rollover Sellers shall assign, transfer, convey and deliver to Parent TopCo the Parent TopCo Units issued to such Direct Rollover Seller or TopCo Rollover Seller, as applicable. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that the foregoing has occurred and been made effective.

2.4 Tax Matters.

(a) Tax Treatment. The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, (a) the ParentCo Rollover, together with the contributions by Parent TopCo to ParentCo in connection with the Transactions, are intended to constitute a single integrated transaction and be treated as a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder and (b) each of the Direct Rollover and the TopCo Rollover is intended to be treated as a transaction described in Section 721 of the Code (the “Intended Tax Treatment”). Each party hereto shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code but without regard to any appeal procedures from a judgment of an applicable court.

(b) Tax Information. Within one hundred and eighty (180) days following the Closing Date, each Stockholder shall provide to Parent TopCo or its accountants the Stockholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Equity. If a Stockholder later determines that any of the information provided to Parent TopCo pursuant to the previous sentence was inaccurate, it shall promptly provide updated information to Parent TopCo in respect thereof. In connection with the Rollover, each Stockholder shall deliver to Parent TopCo a properly completed and timely executed IRS Form W-8 or W-9.

(c) Withholding. Each applicable withholding agent shall be entitled to deduct or withhold from any amounts owing from such Persons to any Stockholder (including withholding equity interests in the case of issuances of equity by such Persons) for any federal, state, local or non-U.S. withholding taxes, excise taxes, or employment taxes imposed with respect to compensation or other payments to such Stockholder or such Stockholder’s ownership interest in the applicable Person, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Stockholder to provide the forms required under Section 2.4(b)) shall reasonably cooperate with the applicable Stockholder in determining whether any reductions or exemptions from withholding are available, including providing such Stockholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Stockholder. Each Stockholder shall provide Parent TopCo with such additional tax-related information as Parent TopCo may reasonably request.

(d) Additional Tax Matters. The parties hereto agree that the LPA at the time of the consummation of the Rollover shall include the following provisions substantially the same and not materially different than the following: (i) In the event of an in-kind distribution by Parent TopCo to some or all of its partners (whether or not in full or partial redemption of the any partner’s interest in Parent TopCo), the partner shall receive (or be deemed to receive), to the extent practicable (and Parent TopCo shall record on its books and records the distribution as being a distribution of): (A) first, if the in-kind distribution includes any assets such partner contributed to Parent TopCo (the “Contributed Assets”), such Contributed Assets shall be distributed to such partner to the extent of any amounts due to such partner in respect of such distribution, and (B) second, to the extent that no further distribution can be made in accordance with clause (A), or if the in-kind distribution does not include any Contributed Assets with respect to such partner, then, to the extent possible, property shall be distributed to such partner other than Contributed Assets with respect to any other partner and (ii) in the event that after the Closing Date there shall be additional capital contributions of property or cash into Parent TopCo and to the extent such property or cash is further contributed to ParentCo (or any successor thereof), such contribution to ParentCo shall only be made in exchange for newly issued shares of common stock of ParentCo, on a value for value basis, governed by Section 351 of the Code (i.e., not as a paid-in capital). For purposes of the provisions set forth in this Section 2.4(d), (x) a Stockholder shall include a successor in interest that is considered to have contributed assets (other than cash or cash equivalents) to Parent TopCo under Sections 1.704-3(a)(7) and 1.737-1(c)(2)(iii) of the Treasury Regulations, and (y) any Contributed Assets shall include assets that are treated as substituted basis property under Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulations as a result of having been received by Parent TopCo in respect of Contributed Assets in an exchange or series of exchanges in which no gain or loss was recognized as provided in Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulation, including for these purposes, but not limited to, shares of Parent issued on account of the ParentCo Rollover pursuant to this Agreement (“Substituted Basis Property”). With respect to any Contributed Assets (or Substituted Basis Property), Parent TopCo shall use reasonable efforts to separately identify such property in order to give effect to this Section 2.4(d), to the extent reasonably practicable. This Section 2.4(d) shall not apply following the seven year anniversary of the Closing Date.

3. Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) (i) with respect to Section 1 and Section 4.1 only, the time that the Stockholder Consent has been obtained or the Company Board has effected a Company Board Recommendation Change in accordance with Section 5.3(d) of the Merger Agreement, and (ii) with respect to the other Sections, the Effective Time, (c) any valid amendment of the Merger Agreement, without the prior written consent of Stockholders, that materially delays the Stockholders’ ability to receive the Per Share Price, reduces the amount of the Per Share Price or changes the form of the Per Share Price, or (d) the written consent of the Stockholders, Parent and the Company (such date, the “Termination Date”); provided that the provisions set forth in Section 2.4, this Section 3, Section 9 and Sections 15 through 29 shall survive the termination of this Agreement; and provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach of this Agreement that may have occurred on or before such termination. For the purpose hereof, “Willful Breach” of this Agreement means a breach that is a consequence of an act or omission undertaken by the breaching party with the actual knowledge that the taking of, or failure to take, such act would cause or constitute a material breach of this Agreement. Without limiting Parent’s rights under Section 21 hereof, Parent’s receipt of the Company Termination Fee (if received) from or on behalf of the Company shall be the sole and exclusive monetary remedy against the Stockholders or any of their respective former, current or future direct or indirect equity holders, general or limited partners, controlling persons, stockholders, members, managers, directors, officers, employees, agents, affiliates or assignees (excluding the Company and its Subsidiaries) for any breach of this Agreement. In addition, notwithstanding anything to the contrary in this Agreement, each Stockholder shall, severally and jointly, reimburse Parent for any losses if and only if any Stockholder’s Willful Breach of such Stockholder’s obligations under this Agreement caused the Parent Termination Fee to become payable by Parent to the Company under the express terms of the Merger Agreement; provided that the aggregate liability of the Stockholders in connection with any Willful Breach of this Agreement shall not exceed $271,800,000. Notwithstanding anything to the contrary in this Agreement or otherwise, under no circumstances will Parent be permitted or entitled to receive reimbursement of the Parent Termination Fee more than once.

4. Covenants.

4.1 Acquisition Proposals.

(a) From and after the date hereof until the Termination Date, except as expressly contemplated pursuant to this Agreement, each Stockholder shall not, and shall cause its directors and officers not to, and will instruct and use reasonable best efforts to cause each of its Representatives not to, directly or indirectly, (i) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or could reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or personnel, of the Company or any of its Subsidiaries, in any such case with the intent to reasonably be expected to induce the making, submission or announcement of, or to knowingly encourage or knowingly facilitate, an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal, in each case, other than informing such Persons of the existence of the provisions contained in this Section 4.1 and contacting the Person making the Acquisition Proposal solely in order to clarify the terms or conditions of the Acquisition Proposal in connection with determining whether the Acquisition Proposal constitutes a Superior Proposal; (iv) approve, endorse or recommend an Acquisition Proposal; or (v) enter into any Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, each Stockholder may, directly or indirectly through one or more of its Representatives participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, books, records or personnel, of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement to any Person or such Person’s Representatives that has made, renewed or delivered to the Company an Acquisition Proposal after the date of this Agreement, contact such Person to clarify the terms or conditions thereof and otherwise facilitate such Acquisition Proposal or assist such Person (and such Person’s Representatives and financing sources) with such Acquisition Proposal if requested by such Person, in each case, with respect to an Acquisition Proposal that the Company Board (acting under the direction of the Special Committee) has determined in good faith (after consultation with its financial advisors and outside legal counsel) either constitutes a Superior Proposal or is reasonably expected to lead to a Superior Proposal.

(b) From and after the date hereof until the Termination Date, each Stockholder (solely in its capacity as a Company Stockholder) shall as promptly as reasonably practicable (and, in any event, within forty-eight (48) hours) notify Parent if any Acquisition Proposal is received by such Stockholder or any of its Representatives, but only to the extent the Company has not already provided such notice to Parent. Such notice must include (i) the identity of the Person or Group making such Acquisition Proposal; and (ii) a summary of the material terms and conditions of any such Acquisition Proposal. Thereafter, each Stockholder must keep Parent reasonably informed, on a prompt basis, of the status and material terms of any such Acquisition Proposal and the status of any related material discussions or negotiations.

4.2 Transfers. From and after the date hereof until the Termination Date, except as expressly permitted pursuant to this Agreement, each Stockholder shall not, directly or indirectly (a) tender any Covered Shares or Owned Units into any tender or exchange offer, (b) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares, Owned Units or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (c) grant any proxies or powers of attorney, deposit any Covered Shares or Owned Units into a voting trust or enter into a voting agreement with respect to any Covered Shares or Owned Units that is inconsistent with this Agreement or (d) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.2 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, each Stockholder may Transfer any or all of the Covered Shares, in accordance with applicable Law, to such Stockholder’s Affiliates; provided, that prior to and as a condition to the effectiveness of such Transfer, each Person to whom any of such Covered Shares or any interest in any of such Covered Shares is or may be Transferred shall have executed and delivered to Parent a counterpart of this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement. In addition, any Transfer of Covered Shares shall be permitted from and after the Stockholder Consent is obtained under the Merger Agreement so long as, after giving effect to such Transfer, the Stockholders retain in the aggregate at least 25.1% of the outstanding voting securities of the Company.

4.3 Regulatory Matters.

(a) Each Stockholder shall, and shall use its reasonable best efforts to cause its Affiliates to, use their reasonable best efforts, consistent with the time frames set forth in Section 6.2 of the Merger Agreement, to supply and provide information that, to such Stockholder’s knowledge, is complete and accurate in all material respects to any Governmental Authority requesting such information in connection with filings or notifications under, or relating to, applicable Laws that are required or advisable as a result of, or pursuant to, the Merger Agreement and the related financings and transactions, including, without limitation, all information required or requested to be provided to antitrust, financial or national security regulatory authorities (collectively, the “Regulatory Filings” and such disclosure, the, “Regulatory Disclosures”). Parent or the Company shall not file any Regulatory Filings that contain information with respect to any Stockholder or its Affiliates without first providing such Stockholder and its counsel a reasonable opportunity to review and comment thereon, and will give good faith consideration to all reasonable additions, deletions or changes suggested by such Stockholder and its counsel.

(b) Each Stockholder represents, warrants and covenants to Parent and to the Company that, to such Stockholder’s knowledge none of the information supplied in writing by such Stockholder specifically for inclusion or incorporation by reference in the Regulatory Disclosures will contain a material misstatement of fact or a material omission of fact necessary to make the information provided not misleading.

(c) Notwithstanding the foregoing or anything to the contrary in this Agreement, none of the provisions of this Agreement shall be construed as requiring any Stockholder to (i) make available to Parent any of its internal investment committee materials or analyses or, other than Regulatory Disclosures, any information which such Stockholder considers to be commercially sensitive information or which is otherwise held subject to an obligation of confidentiality; and (ii) with respect to any Regulatory Disclosures, provide, or cause to be provided or agree or commit to provide (A) information where the sharing of such information as contemplated would be prohibited by applicable Laws applicable to it or its Affiliates or any Order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition applicable to or imposed upon it or its Affiliates; or (B) any non-public information with respect to it or any of its Affiliates other than of the type or to the extent the Stockholders and/or its Affiliates have previously provided to Governmental Authorities in prior transactions under substantially similar standards of confidentiality. Each Stockholder may designate any

Regulatory Disclosures that contain sensitive, legally privileged, or confidential information in respect of such Stockholder or any of its Affiliates as exclusive to such Stockholder, and such Stockholder may provide that any such sensitive, legally privileged, or confidential information may only be provided on a counsel-only basis or directly to the applicable Governmental Authority requesting such information.

(d) Each Stockholder agrees to permit the Company to publish and disclose in a Rule 13e-3 Transaction Statement on Schedule 13e-3, which will include the Information Statement as an exhibit (including all documents filed with the SEC in accordance therewith), such Person’s identity and beneficial ownership of Covered Shares or other equity securities of the Company and the nature of such Person’s commitments, arrangements and understandings under this Agreement, in each case, if the Company or Parent reasonably determines it is required by applicable Law or the SEC (or its staff); provided, that the Company has provided such Stockholder and its, his or her counsel with a reasonable opportunity to review and comment on the foregoing documents and given due consideration to all reasonable additions, deletions or changes suggested thereto to the extent such Stockholder is a filer pursuant to Schedule 13e-3.

4.4 Consents to Amendment to Merger Agreement. Parent agrees that it shall not enter into any amendment to the Merger Agreement that is materially adverse to the Stockholders without the prior written consent of the Stockholders holding a majority of the aggregate Rollover Equity held by all Stockholders (such consent not to be unreasonably withheld, conditioned or delayed); provided, that for purposes of this Section 4.4, “materially adverse” shall be measured with respect to the Stockholders solely in their capacities as investors with Parent in the Transactions and without regard to their existing ownership stake or employment or other role in the Company or any consideration they will receive in connection with the Merger; provided, further, that any increase to the Per Share Price that applies to all Stockholders shall not be considered materially adverse to the Stockholders and no consent shall be required under this Section 4.4 for any such increase to the Per Share Price.

5. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to the other parties hereto as follows:

5.1 Due Authority; Enforceability. Such Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Each Stockholder has the requisite corporate or other similar power and authority to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by all of the other parties hereto, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

5.2 Non-Contravention. The execution and delivery of this Agreement by such Stockholder, the performance by such Stockholder of obligations hereunder, and the consummation of the transactions contemplated hereby (a) do not violate or conflict with any provision of the Organizational Documents of such Stockholder; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any material contract to which such Stockholder is a party or by which such Stockholder’s properties or assets may be bound; and (c) will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of such Stockholder, except in the case above for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of such Stockholder to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

5.3 Requisite Governmental Approvals. No Governmental Authorization is required on the part of such Stockholder in connection with (a) the execution and delivery of this Agreement by such Stockholder; (b) the performance by such Stockholder of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the transactions contemplated hereby by such Stockholder, except for (i) such filings and approvals as may be required by any applicable federal or state securities Laws and compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the stock exchange; (iii) compliance with any applicable requirements of the HSR Act and the foreign Antitrust Laws contemplated by the Merger Agreement; and (iv) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of such Stockholder to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

5.4 Ownership of the Owned Shares and Owned Units. Each Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares and the Owned Units, all of which are free and clear of any Liens, other than those created by this Agreement, the Organizational Documents of the Company or the Governing Agreements or arising under applicable securities Laws. Each Stockholder has the full legal right, power and authority to deliver such Stockholder’s Rollover Equity pursuant to Section 2. Each Stockholder does not own, of record or beneficially, any shares of capital stock of the Company or Holdings, or other rights to acquire shares of capital stock of the Company or Holdings, in each case other than the Owned Shares and the Owned Units. Each Stockholder has the sole right to dispose of the Owned Shares and Owned Units, and none of the Owned Shares or Owned Units is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, other than those created by this Agreement, the Organizational Documents of the Company or the Governing Agreements or arising under applicable securities Laws. As of the date hereof, each Stockholder has not entered into any agreement to Transfer any Owned Shares or Owned Unis and no person has a right to acquire any of the Owned Shares or Owned Units held by such Stockholder. Each Stockholder has the power and authority to vote the Covered Shares in accordance with the terms of Section 1 pursuant to the terms of the Organizational Documents of the Company.

5.5 No Legal Proceedings. Except as would not reasonably be expected to prevent, materially delay or materially impair the ability of such Stockholder to consummate the transactions contemplated hereby, there are no Legal Proceedings pending or, to the knowledge of such Stockholder, threatened in writing against such Stockholder.

5.6 Investment. The Parent TopCo Units to be acquired by each Stockholder pursuant to this Agreement will be acquired for such Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities Laws. Each Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. Each Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Parent TopCo Units. Each Stockholder is able to bear the economic risk of its investment in the Parent TopCo Units for an indefinite period of time because the Parent TopCo Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Each Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Parent TopCo Units and has had access to such other information concerning Parent as such Stockholder has requested.

5.7 Finders Fees. No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission, payable by the Company or its subsidiaries in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder, except as set forth in the Merger Agreement.

6. Representations and Warranties of Parent TopCo. Parent TopCo hereby represents and warrants to the other parties hereto as follows:

6.1 Due Authority; Enforceability. Parent TopCo is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Parent TopCo has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent TopCo and, assuming the due authorization, execution and delivery by all of the other parties hereto, constitutes a legal, valid and binding obligation of Parent TopCo, enforceable against Parent TopCo in accordance with its terms, subject to the Enforceability Exceptions.

6.2 Non-Contravention. The execution and delivery of this Agreement by Parent TopCo, the performance by Parent TopCo of obligations hereunder, and the consummation of the transactions contemplated hereby (a) do not violate or conflict with any provision of the Organizational Documents of Parent TopCo; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any material contract to which Parent TopCo is a party or by which Parent TopCo’s properties or assets may be bound; and (c) will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent TopCo, except in the case above for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent TopCo to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

6.3 Requisite Governmental Approvals. No Governmental Authorization is required on the part of Parent TopCo in connection with (a) the execution and delivery of this Agreement by Parent TopCo; (b) the performance by Parent TopCo of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions by Parent TopCo, except for (i) such filings and approvals as may be required by any applicable federal or state securities Laws and compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the HSR Act and the foreign Antitrust Laws contemplated by the Merger Agreement; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent TopCo to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

6.4 No Legal Proceedings. Except as would not reasonably be expected to prevent, materially delay or materially impair the ability of Parent TopCo to consummate the transactions contemplated hereby, there are no Legal Proceedings pending or, to the knowledge of Parent TopCo, threatened in writing against Parent TopCo.

6.5 Parent TopCo Units. The Parent TopCo Units, when issued to the Stockholders pursuant to the Rollover, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any Liens, other than those created by Organizational Documents of Parent TopCo or arising under applicable securities Laws.

6.6 Transaction Documentation. As of the date of this Agreement, Parent TopCo has, or has caused Parent to have, furnished to the Stockholders a true, correct and complete copy of (a) the executed Merger Agreement and (b) the executed Financing Letters.

7. Representations and Warranties of the Company. The Company hereby represents and warrants to the other parties hereto as follows:

7.1 Due Authority; Enforceability. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by all of the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

7.2 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of obligations hereunder, and the consummation of the transactions contemplated hereby (a) do not violate or conflict with any provision of the Organizational Documents of the Company; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract; and (c) will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case above for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

8. Stockholder Capacity. This Agreement is being entered into by each Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares and/or Owned Units, and nothing in this Agreement shall restrict or limit the ability of such Stockholder or any of its Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Affiliates, including the exercise of fiduciary duties to the Company or the Company Stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement, and the provisions of this Agreement shall not apply to such directors or officers in their capacity as such.

9. Non-Survival of Representations, Warranties and Covenants. Other than the covenants and agreements in Section 2.4, Section 3, Section 9, Sections 15 through 29, which shall survive, the representations, warranties and covenants contained herein shall not survive the Termination Date.

10. Waiver of Appraisal and Dissenter Rights and Certain Other Actions. Each Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL with respect to any Owned Shares and/or Owned Units with respect to the Merger and the other Transactions.

11. Other Agreements.

11.1 Acting upon the unanimous recommendation of the Special Committee and the approval of the Company Board, the Company hereby irrevocably waives, and shall not enforce, the obligations of the Stockholders and their Affiliates set forth in Article VIII of the Holdings LLC Agreement, Section 9 of that certain Registration Rights Agreement, dated as of July 30, 2021, by and among the Company and those investors party thereto (the “Registration Rights Agreement”), and Section 6 of that certain Stockholders Agreement, dated as of July 27, 2021, by and among the Company, Onex Partners Manager LP and VEP Group, LLP (the “Stockholders Agreement,” and together with the Holdings LLC Agreement, the “Governing Agreements”), with respect to any actions taken by the Stockholders and/or their Affiliates in connection with this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby, including the Rollover (and all other transactions incidental and related thereto) and the exercise of any rights pursuant to this Agreement.

11.2 Onex Partners Manager LP and VEP Group, LLC and the Company acknowledge and agree that, with the exception of Section 8 of the Stockholders Agreement (which shall survive the Closing in accordance with its terms), the Stockholders Agreement shall terminate automatically and without any further required action by any party hereto upon the Closing (including with respect to any provisions thereof that purport to survive such termination, except Section 8 thereto). The Stockholders (on behalf of themselves and any Affiliates that may otherwise be party thereto) and the Company acknowledge and agree that, with the exception of Section 6 of the Registration Rights Agreement, the Registration Rights Agreement shall terminate automatically and without any further required action by any party hereto upon the Closing (including with respect to any provisions thereof that purport to survive such termination, except with respect to Section 6 thereto). Vista Consulting Group, LLC and PowerSchool Group LLC acknowledge and agree that the Master Services Agreement, dated as of August 30, 2016, by and among Vista Consulting Group, LLC and PowerSchool Group LLC shall terminate automatically and without any further required action by any party hereto upon the Closing.

11.3 Each of the LLCA Parties acknowledges and agrees that (i) from and after the date hereof, all Distributions, including Tax Distributions, under the LLC Agreement shall be immediately suspended, (ii) subject to the Closing of the Merger (as such terms are defined in the Merger Agreement), as of the Effective

Time any and all Distributions, including Tax Distributions, shall immediately terminate and any entitlements, claims or obligations with respect thereto shall immediately be extinguished and be of no further force or effect, and (iii) from and after the Effective Time, no Person shall have any claim or entitlement to receive, or obligation to make or pay, any Distributions, including Tax Distributions, under the LLC Agreement. For purposes of this Section 11.3, the following capitalized terms have the following respective meanings:

(a) “LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of Severin Holdings, LLC, a Delaware limited liability company, dated as of July 27, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time and together with the annexes, exhibits and schedules attached thereto).

(b) “LLCA Parties” means Promachos Holdings, Inc., Severin Topco (Series 1), LLC and Severin Topco (Series 2), LLC.

(c) “Distributions” has the meaning ascribed to it in the LLC Agreement.

(d) “Tax Distributions” has the meaning ascribed to it in the LLC Agreement.

11.4 The Stockholders may not compromise or settle any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

12. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Stock or Holdings LLC Interests by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Stock”, “Common Stock”, “Covered Shares”, “Rollover Shares”, “Rollover Units”, “Owned Shares”, “Class A Owned Shares”, “Class B Owned Shares”, “Preferred Owned Shares” and “Owned Units” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

13. No Ownership Interest. Except as expressly provided in Section 2 with respect to the Rollover Equity, nothing contained in this Agreement shall be deemed to vest in Parent TopCo, ParentCo or Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholders.

14. Further Assurances. The Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

15. Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

if to the Stockholders to:

c/o Vista Equity Partners Management, LLC

Four Embarcadero Center, 20th Floor

San Francisco, CA 94111

Attn:	Christina Lema; Nicolas Stahl
Email:	**********
**********
**********

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:	Daniel Wolf, P.C.; David M. Klein, P.C.; Andrew Norwich
Email:	**********
**********
**********

Kirkland & Ellis LLP

555 California Street

San Francisco, CA 94104

Attn:	Stuart E. Casillas, P.C.; Ari Levi
Email:	**********
**********

if to Parent or the Company (after the Effective Time) to:

c/o Bain Capital Private Equity, LP

200 Clarendon Street

Boston, MA 02116

Attn:	David Humphrey; Max de Groen; Bryan Curran
Email:	**********
**********
**********

with a copy (which will not constitute notice) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attn:	William Shields; Charles Boer; David Hutchins; Jessica Cooney; Thomas Holden; Thomas Fraser
Email:	**********
**********
**********
**********
**********
**********

if to the Company (prior to the Effective Time) to:

PowerSchool Holdings, Inc.

150 Parkshore Drive

Folsom, CA 95630

Attn:	Michael Bisignano, Chief Legal Officer
Email:	**********

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:	Daniel Wolf, P.C.; David M. Klein, P.C.; Andrew Norwich
Email:	**********
**********
**********

with a copy (which will not constitute notice) to:

Freshfields Bruckhaus Deringer US LLP

3 World Trade Center

175 Greenwich Street

New York, NY 10007

Attn:	Damien R. Zoubek; Sanjay Murti
Email:	**********
**********

16. Amendment; Extension or Waiver. Subject to applicable Law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

17. Assignment. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon and shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. No assignment by any party hereto will relieve such party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 17 is null and void.

18. Entire Agreement. This Agreement and the documents and instruments and other agreements among any of the parties hereto as contemplated by, referred to herein or entered into in connection herewith, including the Merger Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

19. Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

20. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

21. Specific Performance. The parties hereto acknowledge and agree that (a) irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate the transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions; (b) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; (c) neither the ability of either party hereto to recover damages for fraud or any Willful Breach of this Agreement nor the provisions of this Section 21 are intended to and do not adequately compensate the non-breaching party hereto for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any party’s right to an injunction, specific performance and other equitable relief; and (d) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholders would have entered into this Agreement. The parties hereto agree not to raise any objections, other than those based on the limitations of a party’s right to such relief under this Agreement and defenses with respect thereto, to (1) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the any party hereto; and (2) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Stockholders pursuant to this Agreement. Any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

22. Governing Law; Jurisdiction; Waiver of Jury Trial.

22.1 This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

22.2 Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 15 or in such other manner as may be permitted by applicable Law, and nothing in this Section 22 will affect the right of any party hereto to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement and the transactions contemplated hereby; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding arising in connection with this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any Legal Proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each of the parties hereto agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

22.3 EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND

DIFFICULT ISSUES, AND THEREFORE EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) IT MAKES THIS WAIVER VOLUNTARILY; AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 22.3.

23. No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto or become parties hereto and no other former, current and future holders of any equity, controlling persons, Affiliates, Representatives, members, managers, general or limited partners, stockholders and assignees of each of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise, including under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or other Environmental Laws) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith.

24. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by Electronic Delivery, will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

25. Interpretation.

25.1 When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated. When used herein, (i) the words “hereof,” “hereunder,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.” Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.” The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

25.2 The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

26. Expenses. In the event the Merger is consummated, Parent or the Surviving Corporation will bear (a) all the reasonable fees, expenses and disbursements of legal, financial, tax, accounting, advisory, valuation or other advisors or consultants engaged by or on behalf of Bain Capital Private Equity, LP or Parent incurred in connection with the Transactions, (b) all fees (including commitment fees and original issue discounts), costs and expenses of lenders, investment banks and other debt financing sources in connection with arranging debt financing and (c) the fees, expenses and disbursements of any legal or tax advisors retained by or on behalf of any Stockholder, solely to the extent related to separate representation in connection with specific issues arising out of the Stockholders’ entry into, or the transactions contemplated by, this Agreement, which Parent or the Surviving Corporation shall pay or cause to be paid at or following the Closing. In the event that the Merger or the Rollover is not consummated, each party to this Agreement will bear its own fees and expenses, including fees, expenses and disbursements of legal, financial, tax, accounting, advisory, valuation or other advisors or consultants.

27. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, the Merger Agreement, this Agreement and the Transactions, including the Merger.

28. Special Committee Approval. Notwithstanding any provision to the contrary, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. The Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholders.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

POWERSCHOOL HOLDINGS, INC.

By:	/s/ Hardeep Gulati
Name:	Hardeep Gulati
Title:	Chief Executive Officer

Solely for purposes of Section 11 hereof:

ONEX PARTNERS MANAGER LP

By:	Onex Partners Manager GP ULC
Its:	General Partner

By:	/s/ Laurence Goldberg
Name:	Laurence Goldberg
Title:	Managing Director

VEP GROUP, LLC

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Managing Member

VISTA CONSULTING GROUP, LLC

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Manager

POWERSCHOOL GROUP LLC

By:	/s/ Eric Shander
Name:	Eric Shander
Title:	Chief Financial Officer

[Signature Page to Support and Rollover Agreement]

SEVERIN TOPCO, LLC

By:	/s/ Hardeep Gulati
Name:	Hardeep Gulati
Title:	Chief Executive Officer

VISTA EQUITY PARTNERS FUND VI, L.P.

By:	Vista Equity Partners Fund VI GP, L.P.
Its:	General Partner

By:	VEPF VI GP, Ltd.
Its:	General Partner

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Director

VISTA EQUITY PARTNERS FUND VI-A, L.P.

By:	Vista Equity Partners Fund VI GP, L.P.
Its:	General Partner

By:	VEPF VI GP, Ltd.
Its:	General Partner

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Director

VEPF VI FAF, L.P.

By:	Vista Equity Partners Fund VI GP, L.P.
Its:	General Partner

By:	VEPF VI GP, Ltd.
Its:	General Partner

By:	/s/ Robert F. Smith
Name:	Robert F. Smith
Title:	Director

SEVERIN TOPCO (Series 1), LLC

By:	/s/ Eric Shander
Name:	Eric Shander
Title:	Chief Financial Officer

SEVERIN TOPCO (Series 2), LLC

By:	/s/ Eric Shander
Name:	Eric Shander
Title:	Chief Financial Officer

POWERSCHOOL HOLDINGS, LLC

By:	/s/ Eric Shander
Name:	Eric Shander
Title:	Chief Financial Officer

PROMACHOS HOLDING, INC.

By:	/s/ Hardeep Gulati
Name:	Hardeep Gulati
Title:	Chief Executive Officer

BCPE POLYMATH BUYER, INC.

By:	/s/ Valentin Fernandez
Name:	Valentin Fernandez
Title:	Vice President & Treasurer

BCPE POLYMATH MERGER SUB, INC.

By:	/s/ Valentin Fernandez
Name:	Valentin Fernandez
Title:	Vice President & Treasurer

BCPE POLYMATH PARENT, INC.

By:	/s/ Valentin Fernandez
Name:	Valentin Fernandez
Title:	Vice President & Treasurer

BCPE POLYMATH TOPCO, LP

By: BCPE Polymath Topco GP, LLC Its: General Partner

By:	/s/ Valentin Fernandez
Name:	Valentin Fernandez
Title:	Vice President & Treasurer

Annex E

SUPPORT AND ROLLOVER AGREEMENT

This Support and Rollover Agreement (this “Agreement”), dated as of June 6, 2024, is entered into by and among PowerSchool Holdings, Inc., a Delaware corporation (the “Company”), the undersigned stockholder parties hereto (each, a “Stockholder” and collectively, the “Stockholders”), BCPE Polymath Buyer, Inc., a Delaware corporation (“Parent”), BCPE Polymath Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), BCPE Polymath Topco, LP, a Delaware limited partnership (“Parent TopCo”), BCPE Polymath Parent, Inc., a Delaware corporation (“ParentCo”), and, solely for purposes of Section 11, Onex Partners Manager LP. Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent and Merger Sub will enter into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, each of the Stockholders is the record holder and “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (i) the number of shares of Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class A Owned Shares”, collectively being all of the shares of Class A Common Stock owned of record or beneficially by the Stockholders as of the date hereof, excluding, for the avoidance of doubt, the shares of Class A Common Stock into which the Stockholders’ equity interests in PowerSchool Holdings, LLC, a Delaware limited liability company (“Holdings”) (the “Holdings LLC Interests”) are exchangeable (the “Class A Owned Shares”), (ii) the number of shares of Class B Common Stock, par value $0.0001 per share, of the Company (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class B Owned Shares”, collectively being all of the shares of Class B Common Stock owned of record or beneficially by the Stockholders as of the date hereof, (iii) the number of shares of preferred stock, par value $0.0001 per share, of the Company (the “Preferred Stock” and together with the Common Stock, the “Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Preferred Owned Shares”, collectively being all of the shares of Preferred Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Preferred Owned Shares” and together with the Class A Owned Shares and Class B Owned Shares, the “Owned Shares”) and (iv) the number of Holdings LLC Interests set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Units”, collectively being all of the Holdings LLC Interests owned of record or beneficially by the Stockholders as of the date hereof (the “Owned Units”);

WHEREAS, pursuant to the terms and conditions set forth herein, prior to the Closing, each Direct Rollover Seller agrees to contribute certain of its shares of Class A Common Stock to Parent TopCo in exchange for certain equity securities of Parent TopCo (the “Parent TopCo Units”) equal in value to such Direct Rollover Seller’s Rollover Amount (the Class A Common Stock required to be so exchanged, the “Rollover Shares” or “Rollover Equity”, and such transaction, the “Direct Rollover” or the “Rollover”);

WHEREAS, in connection with the transactions contemplated herein, Parent TopCo shall contribute certain cash and the Rollover Shares contributed to Parent TopCo in the Direct Rollover to ParentCo; and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that each of the Stockholders, and the Stockholders have agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Agreement to Vote the Covered Shares. From and after the date hereof until the Termination Date (as defined below), at every meeting of the Company Stockholders (each, a “Company Stockholder Meeting”), including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Merger or any other Transaction is sought, each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of the Common Stock or other voting securities of the Company acquired by such Stockholder or its controlled Affiliates after the date hereof and prior to the Termination Date (together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, (ii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting to a later date if there are not sufficient votes for the approval of the Merger Agreement on the date on which such meeting is held and (iii) the approval of any other proposal considered and voted upon by the Company Stockholders at any Company Stockholder Meeting necessary or desirable for the consummation of the Merger and the other Transactions, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in any condition set forth in Sections 7.1 or 7.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date (as such term is used in the Merger Agreement), (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation or winding up of the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Merger or any of the other Transactions (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholders do not have any obligation to vote the Covered Shares in any particular manner and, with respect to matters other than the Supported Matters, the Stockholders shall be entitled to vote the Covered Shares in their sole discretion.

2. Rollover.

2.1 Rollover.

(a) Upon the terms and conditions set forth in this Agreement, immediately prior to the transactions contemplated by Section 2.1(b), and subject to, the Closing, each Direct Rollover Seller shall contribute to Parent TopCo the Rollover Shares, free and clear of all Liens, other than those created by this Agreement or arising under applicable securities Laws, and Parent TopCo shall accept such contribution in exchange for the issuance by Parent TopCo to such Direct Rollover Seller of the Parent TopCo Units equal in value, determined based on the Per Share Price, to such Direct Rollover Seller’s Rollover Amount.

(b) In connection with the consummation of the Merger, immediately prior to, and subject to, the Closing, each Direct Rollover Seller shall become a party to, and subject to, and become bound by the terms of the limited partnership agreement of Parent TopCo (the “LPA”), by executing a counterpart or joinder to such agreement.

(c) For purposes of this Agreement, the following capitalized terms have the following respective meanings:

(i) “Direct Rollover Sellers” means each of the Stockholders listed under the heading “Direct Rollover Seller” on Exhibit A.

(ii) “Rollover Amount” means, in the aggregate for all Stockholders, $839,997,825, such amount to be adjusted up or down in advance of Closing pursuant to the terms set forth in Exhibit B, and with such amount to be allocated across each Direct Rollover Seller pursuant to an allocation schedule provided to Parent five (5) Business Days prior to the Closing.

(d) Each Stockholder hereby acknowledges and agrees that (i) delivery of the Parent TopCo Units pursuant to and in accordance with this Section 2 shall constitute complete satisfaction of all obligations towards or sums due to such Stockholder by Parent and Merger Sub and their Affiliates in respect of the Rollover Equity held by such Stockholder and cancelled at the Effective Time as contemplated by the Merger Agreement, and (ii) subject to consummation of the Rollover, such Stockholder shall have no right to any Per Share Price in respect of any Rollover Equity held by such Stockholder (it being understood that, for the avoidance of doubt, each Stockholder shall have such right to the Per Share Price in respect of any Stock held by such Stockholder other than Rollover Equity, and no Parent TopCo Units issued in connection with the Merger shall be issued at a lower price per share or unit than the Parent TopCo Units issued hereunder (it being understood that the Parent TopCo Units issued hereunder are deemed to be issued at a price per share or unit based on each Parent TopCo Unit having a value equal to the Per Share Price)).

(e) No later than five (5) Business Days prior to the Closing, the Stockholders shall deliver to Parent the allocation schedule required by the definition of Rollover Amount. No later than three (3) Business Days prior to the Closing, (i) each Stockholder and any agent of such Stockholder holding certificates evidencing any Rollover Shares (if any) shall deliver or cause to be delivered to Parent such certificates representing such Rollover Shares, in such person’s possession, for disposition in accordance with the terms of this Agreement and (ii) each Stockholder shall deliver duly executed instruments of transfer in respect of his or its Rollover Shares to Parent or another person as Parent may direct in writing, in form reasonably acceptable to Parent; such certificates and instruments shall be held by Parent or any agent authorized by Parent until immediately prior to, and subject to, the Closing, or if any of the Rollover Shares are uncertificated, then each Stockholder shall deliver or cause to be delivered to Parent or another person as Parent may direct in writing instructions, and such other instruments of transfer duly executed by such holder as reasonably requested by Parent, in each case, addressed to the Company or the Company’s transfer agent, as applicable, providing for the transfer of the Rollover Shares as provided for in this Agreement (the “Share Documents”). The Share Documents shall be held in escrow by Parent or any agent authorized by Parent until the Closing.

2.2 Conditions to Rollover. The obligations of each Direct Rollover Seller to consummate the Rollover is subject to the satisfaction (or waiver by such Direct Rollover Seller in writing) of the following conditions:

(a) (i) The satisfaction or valid waiver by Parent, of all conditions to the obligations of Parent and Merger Sub to consummate the Merger and the other Transactions that are to occur on the Closing Date as set forth in Section 7.1 and Section 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or valid waiver by Parent (to the extent permitted thereunder) of such conditions), (ii) the substantially contemporaneous funding of the Equity Financing and the Debt Financing at the Closing and (iii) the substantially contemporaneous consummation of the Closing in accordance with the terms of the Merger Agreement; and

(b) No Law, injunction or order (whether temporary, preliminary or permanent) by any Governmental Authority of competent jurisdiction prohibiting, enjoining or otherwise making illegal the consummation of the Transactions shall have been enacted, entered or promulgated and be continuing in effect.

2.3 Failure to Consummate the Merger. In the event that after the Rollover, the Merger fails to be consummated for any reason whatsoever and the Merger Agreement is terminated, the parties hereto agree that concurrently with the termination of the Merger Agreement, automatically and without any action of the parties hereto, Parent TopCo shall assign, transfer, convey and deliver (or shall cause to be assigned, transferred, conveyed and delivered) to the Stockholders the Rollover Equity, and the Direct Rollover Sellers shall assign, transfer, convey and deliver to Parent TopCo the Parent TopCo Units issued to such Direct Rollover Seller. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that the foregoing has occurred and been made effective.

2.4 Tax Matters.

(a) Tax Treatment. The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, the Direct Rollover is intended to be treated as a transaction described in Section 721 of the Code (the “Intended Tax Treatment”). Each party hereto shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code but without regard to any appeal procedures from a judgment of an applicable court.

(b) Tax Information. Within one hundred and eighty (180) days following the Closing Date, each Stockholder shall provide to Parent TopCo or its accountants the Stockholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Equity. If a Stockholder later determines that any of the information provided to Parent TopCo pursuant to the previous sentence was inaccurate, it shall promptly provide updated information to Parent TopCo in respect thereof. In connection with the Rollover, each Stockholder shall deliver to Parent TopCo a properly completed and timely executed IRS Form W-8 or W-9.

(c) Withholding. Each applicable withholding agent shall be entitled to deduct or withhold from any amounts owing from such Persons to any Stockholder (including withholding equity interests in the case of issuances of equity by such Persons) for any federal, state, local or non-U.S. withholding taxes, excise taxes, or employment taxes imposed with respect to compensation or other payments to such Stockholder or such Stockholder’s ownership interest in the applicable Person, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Stockholder to provide the forms required under Section 2.4(b)) shall reasonably cooperate with the applicable Stockholder in determining whether any reductions or exemptions from withholding are available, including providing such Stockholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Stockholder. Each Stockholder shall provide Parent TopCo with such additional tax-related information as Parent TopCo may reasonably request.

(d) Additional Tax Matters. The parties hereto agree that the LPA at the time of the consummation of the Rollover shall include the following provisions substantially the same and not materially different than the following: (i) In the event of an in-kind distribution by Parent TopCo to some or all of its partners (whether or not in full or partial redemption of the any partner’s interest in Parent TopCo), the partner shall receive (or be deemed to receive), to the extent practicable (and Parent TopCo shall record on its books and records the distribution as being a distribution of): (A) first, if the in-kind distribution includes any assets such partner contributed to Parent TopCo (the “Contributed Assets”), such Contributed Assets shall be distributed to such partner to the extent of any amounts due to such partner in respect of such distribution, and (B) second, to the extent that no further distribution can be made in accordance with clause (A), or if the in-kind distribution does not include any Contributed Assets with respect to such partner, then, to the extent possible, property shall be distributed to such partner other than Contributed Assets with respect to any other partner and (ii) in the event that after the Closing Date there shall be additional capital contributions of property or cash into Parent TopCo and to the extent such property or cash is further contributed to ParentCo (or any successor thereof), such contribution to ParentCo shall only be made in exchange for newly issued shares of common stock of ParentCo, on a value for value basis, governed by Section 351 of the Code (i.e., not as a paid-in capital). For purposes of the provisions set forth in this Section 2.4(d), (x) a Stockholder shall include a successor in interest that is considered to have contributed assets (other than cash or cash equivalents) to Parent TopCo under Sections 1.704-3(a)(7) and 1.737-1(c)(2)(iii) of the Treasury Regulations, and (y) any Contributed Assets shall include assets that are treated as substituted basis property under Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulations as a result of having been received by Parent TopCo in respect of Contributed Assets in an exchange or series of exchanges in which no gain or loss was recognized as provided in Sections 1.704-3(a)(8)(i) and 1.737-2(d)(3)(i) of the Treasury Regulation (“Substituted Basis Property”). With respect to any Contributed Assets (or Substituted Basis Property), Parent TopCo shall use reasonable efforts to separately identify such property in order to give effect to this Section 2.4(d), to the extent reasonably practicable. This Section 2.4(d) shall not apply following the seven year anniversary of the Closing Date.

3. Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) (i) with respect to Section 1 and Section 4.1 only, the time that the Stockholder Consent has been obtained or the Company Board has effected a Company Board Recommendation Change in accordance with Section 5.3(d) of the Merger Agreement, and (ii) with respect to the other Sections, the Effective Time, (c) any valid amendment of the Merger Agreement, without the prior written consent of Stockholders, that materially delays the Stockholders’ ability to receive the Per Share Price, reduces the amount of the Per Share Price or changes the form of the Per Share Price, or (d) the written consent of the Stockholders, Parent and the Company (such date, the “Termination Date”); provided that the provisions set forth in Section 2.4, this Section 3, Section 9 and Sections 15 through 29 shall survive the termination of this Agreement; and provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach of this Agreement that may have occurred on or before such termination. For the purpose hereof, “Willful Breach” of this Agreement means a breach that is a consequence of an act or omission undertaken by the breaching party with the actual knowledge that the taking of, or failure to take, such act would cause or constitute a material breach of this Agreement. Without limiting Parent’s rights under Section 21 hereof, Parent’s receipt of the Company Termination Fee (if received) from or on behalf of the Company shall be the sole and exclusive monetary remedy against the Stockholders or any of their respective former, current or future direct or indirect equity holders, general or limited partners, controlling persons, stockholders, members, managers, directors, officers, employees, agents, affiliates or assignees (excluding the Company and its Subsidiaries) for any breach of this Agreement. In addition, notwithstanding anything to the contrary in this Agreement, each Stockholder shall, severally and jointly, reimburse Parent for any losses if and only if any Stockholder’s Willful Breach of such Stockholder’s obligations under this Agreement caused the Parent Termination Fee to become payable by Parent to the Company under the express terms of the Merger Agreement; provided that the aggregate liability of the Stockholders in connection with any Willful Breach of this Agreement shall not exceed $271,800,000. Notwithstanding anything to the contrary in this Agreement or otherwise, under no circumstances will Parent be permitted or entitled to receive reimbursement of the Parent Termination Fee more than once.

4. Covenants.

4.1 Acquisition Proposals.

(a) From and after the date hereof until the Termination Date, except as expressly contemplated pursuant to this Agreement, each Stockholder shall not, and shall cause its directors and officers not to, and will instruct and use reasonable best efforts to cause each of its Representatives not to, directly or indirectly, (i) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or could reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or personnel, of the Company or any of its

Subsidiaries, in any such case with the intent to reasonably be expected to induce the making, submission or announcement of, or to knowingly encourage or knowingly facilitate, an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal, in each case, other than informing such Persons of the existence of the provisions contained in this Section 4.1 and contacting the Person making the Acquisition Proposal solely in order to clarify the terms or conditions of the Acquisition Proposal in connection with determining whether the Acquisition Proposal constitutes a Superior Proposal; (iv) approve, endorse or recommend an Acquisition Proposal; or (v) enter into any Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, each Stockholder may, directly or indirectly through one or more of its Representatives participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, books, records or personnel, of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement to any Person or such Person’s Representatives that has made, renewed or delivered to the Company an Acquisition Proposal after the date of this Agreement, contact such Person to clarify the terms or conditions thereof and otherwise facilitate such Acquisition Proposal or assist such Person (and such Person’s Representatives and financing sources) with such Acquisition Proposal if requested by such Person, in each case, with respect to an Acquisition Proposal that the Company Board (acting under the direction of the Special Committee) has determined in good faith (after consultation with its financial advisors and outside legal counsel) either constitutes a Superior Proposal or is reasonably expected to lead to a Superior Proposal.

(b) From and after the date hereof until the Termination Date, each Stockholder (solely in its capacity as a Company Stockholder) shall as promptly as reasonably practicable (and, in any event, within forty-eight (48) hours) notify Parent if any Acquisition Proposal is received by such Stockholder or any of its Representatives, but only to the extent the Company has not already provided such notice to Parent. Such notice must include (i) the identity of the Person or Group making such Acquisition Proposal; and (ii) a summary of the material terms and conditions of any such Acquisition Proposal. Thereafter, each Stockholder must keep Parent reasonably informed, on a prompt basis, of the status and material terms of any such Acquisition Proposal and the status of any related material discussions or negotiations.

4.2 Transfers. From and after the date hereof until the Termination Date, except as expressly permitted pursuant to this Agreement, each Stockholder shall not, directly or indirectly (a) tender any Covered Shares or Owned Units into any tender or exchange offer, (b) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares, Owned Units or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (c) grant any proxies or powers of attorney, deposit any Covered Shares or Owned Units into a voting trust or enter into a voting agreement with respect to any Covered Shares or Owned Units that is inconsistent with this Agreement or (d) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.2 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, each Stockholder may Transfer any or all of the Covered Shares, in accordance with applicable Law, to such Stockholder’s Affiliates; provided, that prior to and as a condition to the effectiveness of such Transfer, each Person to whom any of such Covered Shares or any interest in any of such Covered Shares is or may be Transferred shall have executed and delivered to Parent a counterpart of this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement. In addition, any Transfer of Covered Shares shall be permitted from and after the Stockholder Consent is obtained under the Merger Agreement so long as, after giving effect to such Transfer, the Stockholders retain in the aggregate at least 25.1% of the outstanding voting securities of the Company.

4.3 Regulatory Matters.

(a) Each Stockholder shall, and shall use its reasonable best efforts to cause its Affiliates to, use their reasonable best efforts, consistent with the time frames set forth in Section 6.2 of the Merger Agreement, to supply and provide information that, to such Stockholder’s knowledge, is complete and accurate in all material respects to any Governmental Authority requesting such information in connection with filings or notifications under, or relating to, applicable Laws that are required or advisable as a result of, or pursuant to, the Merger Agreement and the related financings and transactions, including, without limitation, all information required or requested to be provided to antitrust, financial or national security regulatory authorities (collectively, the “Regulatory Filings” and such disclosure, the, “Regulatory Disclosures”). Parent or the Company shall not file any Regulatory Filings that contain information with respect to any Stockholder or its Affiliates without first providing such Stockholder and its counsel a reasonable opportunity to review and comment thereon, and will give good faith consideration to all reasonable additions, deletions or changes suggested by such Stockholder and its counsel.

(b) Each Stockholder represents, warrants and covenants to Parent and to the Company that, to such Stockholder’s knowledge none of the information supplied in writing by such Stockholder specifically for inclusion or incorporation by reference in the Regulatory Disclosures will contain a material misstatement of fact or a material omission of fact necessary to make the information provided not misleading.

(c) Notwithstanding the foregoing or anything to the contrary in this Agreement, none of the provisions of this Agreement shall be construed as requiring any Stockholder to (i) make available to Parent any of its internal investment committee materials or analyses or, other than Regulatory Disclosures, any information which such Stockholder considers to be commercially sensitive information or which is otherwise held subject to an obligation of confidentiality; and (ii) with respect to any Regulatory Disclosures, provide, or cause to be provided or agree or commit to provide (A) information where the sharing of such information as contemplated would be prohibited by applicable Laws applicable to it or its Affiliates or any Order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition applicable to or imposed upon it or its Affiliates; or (B) any non-public information with respect to it or any of its Affiliates other than of the type or to the extent the Stockholders and/or its Affiliates have previously provided to Governmental Authorities in prior transactions under substantially similar standards of confidentiality. Each Stockholder may designate any Regulatory Disclosures that contain sensitive, legally privileged, or confidential information in respect of such Stockholder or any of its Affiliates as exclusive to such Stockholder, and such Stockholder may provide that any such sensitive, legally privileged, or confidential information may only be provided on a counsel-only basis or directly to the applicable Governmental Authority requesting such information.

(d) Each Stockholder agrees to permit the Company to publish and disclose in a Rule 13e-3 Transaction Statement on Schedule 13e-3, which will include the Information Statement as an exhibit (including all documents filed with the SEC in accordance therewith), such Person’s identity and beneficial ownership of Covered Shares or other equity securities of the Company and the nature of such Person’s commitments, arrangements and understandings under this Agreement, in each case, if the Company or Parent reasonably determines it is required by applicable Law or the SEC (or its staff); provided, that the Company has provided such Stockholder and its, his or her counsel with a reasonable opportunity to review and comment on the foregoing documents and given due consideration to all reasonable additions, deletions or changes suggested thereto to the extent such Stockholder is a filer pursuant to Schedule 13e-3.

4.4 Consents to Amendment to Merger Agreement. Parent agrees that it shall not enter into any amendment to the Merger Agreement that is materially adverse to the Stockholders without the prior written consent of the Stockholders holding a majority of the aggregate Rollover Equity held by all Stockholders (such consent not to be unreasonably withheld, conditioned or delayed); provided, that for purposes of this Section 4.4, “materially adverse” shall be measured with respect to the Stockholders solely in their capacities as investors with Parent in the Transactions and without regard to their existing ownership stake or employment or other role in the Company or any consideration they will receive in connection with the Merger; provided, further, that any increase to the Per Share Price that applies to all Stockholders shall not be considered materially adverse to the Stockholders and no consent shall be required under this Section 4.4 for any such increase to the Per Share Price.

5. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to the other parties hereto as follows:

5.1 Due Authority; Enforceability. Such Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Each Stockholder has the requisite corporate or other similar power and authority to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by all of the other parties hereto, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

5.2 Non-Contravention. The execution and delivery of this Agreement by such Stockholder, the performance by such Stockholder of obligations hereunder, and the consummation of the transactions contemplated hereby (a) do not violate or conflict with any provision of the Organizational Documents of such Stockholder; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any material contract to which such Stockholder is a party or by which such Stockholder’s properties or assets may be bound; and (c) will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of such Stockholder, except in the case above for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of such Stockholder to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

5.3 Requisite Governmental Approvals. No Governmental Authorization is required on the part of such Stockholder in connection with (a) the execution and delivery of this Agreement by such Stockholder; (b) the performance by such Stockholder of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the transactions contemplated hereby by such Stockholder, except for (i) such filings and approvals as may be required by any applicable federal or state securities Laws and compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the stock exchange; (iii) compliance with any applicable requirements of the HSR Act and the foreign Antitrust Laws contemplated by the Merger Agreement; and (iv) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of such Stockholder to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

5.4 Ownership of the Owned Shares and Owned Units. Each Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares and the Owned Units, all of which are free and clear of any Liens, other than those created by this Agreement, the Organizational Documents of the Company or the Governing Agreements or arising under applicable securities Laws. Each Stockholder has the full legal right, power and authority to deliver such Stockholder’s Rollover Equity pursuant to Section 2. Each Stockholder does not own, of record or beneficially, any shares of capital stock of the Company or Holdings, or other rights to acquire shares of capital stock of the Company or Holdings, in each case other than the Owned Shares and the Owned Units. Each Stockholder has the sole right to dispose of the Owned Shares and Owned Units, and none of the Owned Shares or Owned Units is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, other than those created by this Agreement, the Organizational Documents of the Company or the Governing Agreements or arising under applicable securities Laws. As of the date hereof, each Stockholder has not entered into any agreement to Transfer any Owned Shares or Owned Unis and no person has a right to acquire any of the Owned Shares or Owned Units held by such Stockholder. Each Stockholder has the power and authority to vote the Covered Shares in accordance with the terms of Section 1 pursuant to the terms of the Organizational Documents of the Company.

5.5 No Legal Proceedings. Except as would not reasonably be expected to prevent, materially delay or materially impair the ability of such Stockholder to consummate the transactions contemplated hereby, there are no Legal Proceedings pending or, to the knowledge of such Stockholder, threatened in writing against such Stockholder.

5.6 Investment. The Parent TopCo Units to be acquired by each Stockholder pursuant to this Agreement will be acquired for such Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities Laws. Each Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. Each Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Parent TopCo Units. Each Stockholder is able to bear the economic risk of its investment in the Parent TopCo Units for an indefinite period of time because the Parent TopCo Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Each Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Parent TopCo Units and has had access to such other information concerning Parent as such Stockholder has requested.

5.7 Finders Fees. No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission, payable by the Company or its subsidiaries in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder, except as set forth in the Merger Agreement.

6. Representations and Warranties of Parent TopCo. Parent TopCo hereby represents and warrants to the other parties hereto as follows:

6.1 Due Authority; Enforceability. Parent TopCo is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Parent TopCo has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent TopCo and, assuming the due authorization, execution and delivery by all of the other parties hereto, constitutes a legal, valid and binding obligation of Parent TopCo, enforceable against Parent TopCo in accordance with its terms, subject to the Enforceability Exceptions.

6.2 Non-Contravention. The execution and delivery of this Agreement by Parent TopCo, the performance by Parent TopCo of obligations hereunder, and the consummation of the transactions contemplated hereby (a) do not violate or conflict with any provision of the Organizational Documents of Parent TopCo; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any material contract to which Parent TopCo is a party or by which Parent TopCo’s properties or assets may be bound; and (c) will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent TopCo, except in the case above for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent TopCo to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

6.3 Requisite Governmental Approvals. No Governmental Authorization is required on the part of Parent TopCo in connection with (a) the execution and delivery of this Agreement by Parent TopCo; (b) the performance by Parent TopCo of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transactions by Parent TopCo, except for (i) such filings and approvals as may be required by any applicable federal or state securities Laws and compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the HSR Act and the foreign Antitrust Laws contemplated by the Merger Agreement; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent TopCo to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

6.4 No Legal Proceedings. Except as would not reasonably be expected to prevent, materially delay or materially impair the ability of Parent TopCo to consummate the transactions contemplated hereby, there are no Legal Proceedings pending or, to the knowledge of Parent TopCo, threatened in writing against Parent TopCo.

6.5 Parent TopCo Units. The Parent TopCo Units, when issued to the Stockholders pursuant to the Rollover, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any Liens, other than those created by Organizational Documents of Parent TopCo or arising under applicable securities Laws.

6.6 Transaction Documentation. As of the date of this Agreement, Parent TopCo has, or has caused Parent to have, furnished to the Stockholders a true, correct and complete copy of (a) the executed Merger Agreement and (b) the executed Financing Letters.

7. Representations and Warranties of the Company. The Company hereby represents and warrants to the other parties hereto as follows:

7.1 Due Authority; Enforceability. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its obligations hereunder; and (c) consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by all of the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

7.2 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of obligations hereunder, and the consummation of the transactions contemplated hereby (a) do not violate or conflict with any provision of the Organizational Documents of the Company; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract; and (c) will not result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case above for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

8. Stockholder Capacity. This Agreement is being entered into by each Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares and/or Owned Units, and nothing in this Agreement shall restrict or limit the ability of such Stockholder or any of its Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Affiliates, including the exercise of fiduciary duties to the Company or the Company Stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement, and the provisions of this Agreement shall not apply to such directors or officers in their capacity as such.

9. Non-Survival of Representations, Warranties and Covenants. Other than the covenants and agreements in Section 2.4, Section 3, Section 9, Sections 15 through 29, which shall survive, the representations, warranties and covenants contained herein shall not survive the Termination Date.

10. Waiver of Appraisal and Dissenter Rights and Certain Other Actions. Each Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL with respect to any Owned Shares and/or Owned Units with respect to the Merger and the other Transactions.

11. Other Agreements.

11.1 Acting upon the unanimous recommendation of the Special Committee and the approval of the Company Board, the Company hereby irrevocably waives, and shall not enforce, the obligations of the Stockholders and their Affiliates set forth in Article VIII of the Holdings LLC Agreement, Section 9 of that certain Registration Rights Agreement, dated as of July 30, 2021, by and among the Company and those investors party thereto (the “Registration Rights Agreement”), and Section 6 of that certain Stockholders Agreement, dated as of July 27, 2021, by and among the Company, Onex Partners Manager LP and VEP Group, LLP (the “Stockholders Agreement,” and together with the Holdings LLC Agreement, the “Governing Agreements”), with respect to any actions taken by the Stockholders and/or their Affiliates in connection with this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby, including the Rollover (and all other transactions incidental and related thereto) and the exercise of any rights pursuant to this Agreement.

11.2 Onex Partners Manager LP and the Company acknowledge and agree that, with the exception of Section 8 of the Stockholders Agreement (which shall survive the Closing in accordance with its terms), the Stockholders Agreement shall terminate automatically and without any further required action by any party hereto upon the Closing (including with respect to any provisions thereof that purport to survive such termination, except Section 8 thereto). The Stockholders (on behalf of themselves and any Affiliates that may otherwise be party thereto) and the Company acknowledge and agree that, with the exception of Section 6 of the Registration Rights Agreement, the Registration Rights Agreement shall terminate automatically and without any further required action by any party hereto upon the Closing (including with respect to any provisions thereof that purport to survive such termination, except with respect to Section 6 thereto).

11.3 The Stockholders may not compromise or settle any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

12. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Stock or Holdings LLC Interests by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Stock”, “Common Stock”, “Covered Shares”, “Rollover Shares”, “Owned Shares”, “Class A Owned Shares”, “Class B Owned Shares”, “Preferred Owned Shares” and “Owned Units” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

13. No Ownership Interest. Except as expressly provided in Section 2 with respect to the Rollover Equity, nothing contained in this Agreement shall be deemed to vest in Parent TopCo, ParentCo or Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholders.

14. Further Assurances. The Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

15. Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (c) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

if to the Stockholders to:

Onex Partners IV LP

712 5th Avenue, Suite 4000

New York, New York 10019

Attn: Laurence Goldberg

Fax: 212-582-0909

Email: **********

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn: Daniel Wolf, P.C.; David M. Klein, P.C.; Andrew Norwich

Email: **********

    **********

    **********

Kirkland & Ellis LLP

555 California Street

San Francisco, CA 94104

Attn: Stuart E. Casillas, P.C.; Ari Levi

Email: **********

    **********

if to Parent or the Company (after the Effective Time) to:

200 Clarendon Street

Boston, MA 02116

Attn: David Humphrey; Max de Groen; Bryan Curran

Email: **********

    **********

    **********

with a copy (which will not constitute notice) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attn: William Shields; Charles Boer; David Hutchins; Jessica Cooney; Thomas Holden; Thomas Fraser

Email: **********

    **********

    **********

    **********

    **********

    **********

if to the Company (prior to the Effective Time) to:

PowerSchool Holdings, Inc.

150 Parkshore Drive

Folsom, CA 95630

Attn: Michael Bisignano, Chief Legal Officer

Email: **********

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn: Daniel Wolf, P.C.; David M. Klein, P.C.; Andrew Norwich

Email: **********

    **********

    **********

with a copy (which will not constitute notice) to:

Freshfields Bruckhaus Deringer US LLP

3 World Trade Center

175 Greenwich Street

New York, NY 10007

Attn: Damien R. Zoubek; Sanjay Murti

Email: **********

    **********

16. Amendment; Extension or Waiver. Subject to applicable Law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

17. Assignment. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon and shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. No assignment by any party hereto will relieve such party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 17 is null and void.

18. Entire Agreement. This Agreement and the documents and instruments and other agreements among any of the parties hereto as contemplated by, referred to herein or entered into in connection herewith, including the Merger Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

19. Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

20. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

21. Specific Performance. The parties hereto acknowledge and agree that (a) irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate the transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions; (b) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; (c) neither the ability of either party hereto to recover damages for fraud or any Willful Breach of this Agreement nor the provisions of this Section 21 are intended to and do not adequately compensate the non-breaching party hereto for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any party’s right to an injunction, specific performance and other equitable relief; and (d) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholders would have entered into this Agreement. The parties hereto agree not to raise any objections, other than those based on the limitations of a party’s right to such relief under this Agreement and defenses with respect thereto, to (1) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the any party hereto; and (2) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Stockholders pursuant to this Agreement. Any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

22. Governing Law; Jurisdiction; Waiver of Jury Trial.

22.1 This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

22.2 Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 15 or in such other manner as may be permitted by applicable Law, and nothing in this Section 22 will affect the right of any party hereto to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement and the transactions contemplated hereby; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding arising in connection with this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any Legal Proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each of the parties hereto agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

22.3 EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) IT MAKES THIS WAIVER VOLUNTARILY; AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 22.3.

23. No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto or become parties hereto and no other former, current and future holders of any equity, controlling persons, Affiliates, Representatives, members, managers, general or limited partners, stockholders and assignees of each of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise, including under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or other Environmental Laws) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith.

24. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by Electronic Delivery, will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

25. Interpretation.

25.1 When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated. When used herein, (i) the words “hereof,” “hereunder,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.” Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.” The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

25.2 The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

26. Expenses. In the event the Merger is consummated, Parent or the Surviving Corporation will bear (a) all the reasonable fees, expenses and disbursements of legal, financial, tax, accounting, advisory, valuation or other advisors or consultants engaged by or on behalf of Bain Capital Private Equity, LP or Parent incurred in connection with the Transactions, (b) all fees (including commitment fees and original issue discounts), costs and expenses of lenders, investment banks and other debt financing sources in connection with arranging debt financing and (c) the fees, expenses and disbursements of any legal or tax advisors retained by or on behalf of any Stockholder, solely to the extent related to separate representation in connection with specific issues arising out of the Stockholders’ entry into, or the transactions contemplated by, this Agreement, which Parent or the Surviving Corporation shall pay or cause to be paid at or following the Closing. In the event that the Merger or the Rollover is not consummated, each party to this Agreement will bear its own fees and expenses, including fees, expenses and disbursements of legal, financial, tax, accounting, advisory, valuation or other advisors or consultants.

27. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, the Merger Agreement, this Agreement and the Transactions, including the Merger.

28. Special Committee Approval. Notwithstanding any provision to the contrary, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. The Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholders.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

POWERSCHOOL HOLDINGS, INC.

By:	/s/ Hardeep Gulati
Name: Hardeep Gulati
Title: Chief Executive Officer

ONEX PARTNERS IV SELECT LP

By: Onex Partners IV GP LLC
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX US PRINCIPALS LP

By: Onex American Holdings GP LLC
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX PARTNERS IV LP

By: Onex Partners IV GP LP
Its: General Partner

By: Onex Partners IV GP Limited
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX PARTNERS IV PV LP

By: Onex Partners IV GP LP
Its: General Partner

By: Onex Partners IV GP Limited
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX PARTNERS IV GP LP

By: Onex Partners IV GP Limited
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX POWERSCHOOL LP

By: Onex American Holdings GP LLC
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

PINNACLE HOLDINGS I L.P.

By: Pinnacle Holdings I GP Inc.
Its: General Partner

By:	/s/ Laurence Goldberg
Name: Laurence Goldberg
Title: Vice President

ONEX PARTNERS MANAGER LP

By: Onex Partners Manager GP ULC
Its: General Partner

By:	/s/ Laurence Goldberg
Name: Laurence Goldberg
Title: Managing Director

BCPE POLYMATH BUYER, INC.

By:	/s/ Valentin Fernandez
Name:	Valentin Fernandez
Title:	Vice President & Treasurer

BCPE POLYMATH MERGER SUB, INC.

By:	/s/ Valentin Fernandez
Name:	Valentin Fernandez
Title:	Vice President & Treasurer

BCPE POLYMATH PARENT, INC.

By:	/s/ Valentin Fernandez
Name:	Valentin Fernandez
Title:	Vice President & Treasurer

BCPE POLYMATH TOPCO, LP

By: BCPE Polymath Topco GP, LLC Its: General Partner

By:	/s/ Valentin Fernandez
Name:	Valentin Fernandez
Title:	Vice President & Treasurer

Annex F

AMENDMENT NO. 1 TO THE TAX RECEIVABLE AGREEMENT

This AMENDMENT NO. 1 TO THE TAX RECEIVABLE AGREEMENT (this “Amendment”), by and between PowerSchool Holdings, Inc., a Delaware corporation (the “Corporation”), and the TRA Holders party hereto, shall be effective as of the Effective Date (as defined below). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Tax Receivable Agreement (as defined below).

WHEREAS, the Corporation, PowerSchool Holdings LLC (f/k/a Severin Holdings, LLC), a Delaware limited liability company, the TRA Holders party thereto, Vista Blocker I, Onex Blocker, Vista Blocker II and the Agent entered into that certain Tax Receivable Agreement, dated as of July 27, 2021 (as may be amended, supplemented or otherwise modified from time to time and together with the annexes, exhibits and schedules attached thereto, the “Tax Receivable Agreement”);

WHEREAS, pursuant to Section 7.7 of the Tax Receivable Agreement, the Tax Receivable Agreement may be amended or waived if such amendment or waiver is approved in writing by each of (i) the Corporation, (ii) TRA Holders who would be entitled to receive more than fifty percent (50%) of the aggregate amount of the Early Termination Payments payable to all TRA Holders under the Tax Receivable Agreement if the Corporation had exercised its right of Early Termination on the date of the of the most recent Exchange prior to such amendment or waiver (excluding all payments made to any TRA Holder pursuant to the Tax Receivable Agreement since the date of such most recent Exchange), (iii) if greater than 20% of the aggregate amount of Early Termination Payments would be payable to affiliates of the Onex Representative, the Onex Representative and (iv) if greater than 20% of the aggregate amount of Early Termination Payments would be payable to affiliates of the Agent, the Agent (collectively, the “Requisite Signatories”);

WHEREAS, the Special Committee (as defined in the Merger Agreement (as defined below)) has, among other things, (i) determined that it is fair to and in the best interests of the Corporation and its stockholders to enter into this Amendment and (ii) resolved to recommend that the Board approve this Amendment;

WHEREAS, the Board, acting upon the recommendation of the Special Committee, has, among other things, (i) determined that it is fair to and in the best interests of the Corporation and its stockholders to enter into this Amendment and for the Company to perform its obligations contemplated hereunder in accordance with the terms hereof and (ii) approved the execution and delivery of this Amendment by the Corporation;

WHEREAS, the Audit Committee of the Board has reviewed this Amendment in accordance with the Related Party Transactions Policy of the Corporation and has (i) determined that it is fair to and in the best interests of the Company and its stockholders to enter into this Amendment and (ii) approved the execution and delivery of this Amendment by the Corporation; and

WHEREAS, the Corporation, the TRA Holders party hereto, the Onex Representative and the Agent wish to amend and modify the Tax Receivable Agreement as set forth herein.

NOW, THEREFORE, the Corporation, the TRA Holders party hereto, the Onex Representative and the Agent agree as follows:

1. Amendment. The following is hereby added at the end of Section 4.2 of the Tax Receivable Agreement:

“Notwithstanding the foregoing or anything elsewhere in this Agreement, this Agreement shall automatically terminate upon the Effective Time (as defined in that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 6, 2024, by and among BCPE Polymath Buyer, Inc., a Delaware corporation, BCPE Polymath Merger Sub, Inc., a Delaware corporation, and the

Corporation, as may be amended from time to time pursuant to its terms (the “Qualifying Change of Control”)) without the taking of any further action by the Corporation or any other Person; provided, that the Amendment (as defined below) and the provisions thereof and, in each case, any Person’s rights or obligations thereunder shall expressly survive termination of this Agreement. Upon the Effective Time, no Early Termination Payment or Tax Benefit Payment shall be made to any TRA Holder pursuant to this Agreement. For purposes of this Agreement, the “Amendment” shall mean that certain Amendment No. 1 to the Tax Receivable Agreement, dated as of June 6, 2024, by and among the Corporation and the TRA Holders party thereto, as amended, supplemented or otherwise modified from time to time and together with the annexes, schedules and exhibits thereto.”

2. Waiver of Tax Benefit Payments. The TRA Holders party hereto, the Onex Representative and the Agent hereby waive, on behalf of all TRA Holders, any and all right to any and all Tax Benefit Payments, together with any other payments by, and all obligations and liabilities of, the Corporation, and interest on any of the foregoing, in respect of amounts (i) payable to the TRA Holders as of the date hereof, including the Tax Benefit Payments in respect of the Taxable Years ended December 31, 2021 and December 31, 2022 or (ii) that may become payable to the TRA Holders on or after the date hereof (including upon the consummation of the Qualifying Change of Control), in each case, pursuant to the Tax Receivable Agreement. From and after the date of this Amendment, notwithstanding anything to the contrary in the Tax Receivable Agreement, the Corporation shall not make any payments, or otherwise be liable for any obligations, pursuant to the Tax Receivable Agreement, including, for the avoidance of doubt, any amounts payable, or liabilities or obligations due, pursuant to the Tax Receivable Agreement in connection with a Change of Control or the Transactions (as defined in the Merger Agreement) or any other provision of Article IV of the Tax Receivable Agreement, and all rights to any and all payments by, and all obligations and liabilities of, the Corporation under the Tax Receivable Agreement, be and hereby are waived and extinguished in their entirety.

3. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”). In the event that the Merger Agreement is terminated in accordance with its terms prior to the consummation of the Qualifying Change of Control, (i) this Amendment shall be void and shall have no further force and effect, (ii) the Tax Receivable Agreement shall be deemed not to have been amended hereby and (iii) any Tax Benefit Payments that would have been payable to the TRA Holders pursuant to the Tax Receivable Agreement, but for the waiver set forth in Section 2 of this Amendment, shall thereafter become payable to such TRA Holders in accordance with the terms of the Tax Receivable Agreement.

4. Effect of Amendment and Waiver. This Amendment shall not constitute an amendment, waiver or modification of any other provision of the Tax Receivable Agreement not expressly referred to in Section 1 or Section 2 of this Amendment. Except as specifically modified, amended or waived hereby, the Tax Receivable Agreement shall remain unchanged and in full force and effect. References in the Tax Receivable Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof’ and words of similar import shall refer to the Tax Receivable Agreement as amended hereby, and references to the date of the Tax Receivable Agreement, and references to the “date hereof’, “the date of this Agreement” or words of similar meaning in the Tax Receivable Agreement, shall continue to refer to July 27, 2021.

5. Representations and Warranties. Each of the parties hereto represents and warrants to the other parties hereto as follows (which representations and warranties shall survive until the expiration of the applicable statute of limitations):

a.

Authorization of Transaction. Such party has all requisite power and authority (corporate or otherwise) to execute and deliver this Amendment, to effectuate the waivers, suspensions and terminations contemplated by Sections 1 and 2 hereof, and to perform its obligations hereunder. The execution and delivery by such party of this Amendment and the performance by such party of this Amendment and the consummation by such party of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of such party.

This Amendment has been duly and validly executed and delivered by such party and constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

b.

Non-contravention. Neither the execution and delivery by such party of this Amendment, nor the consummation by such party of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of such party, (ii) require on the part of such party any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such party or any of its properties or assets.

c.

No Additional Representations. Such party acknowledges that no Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Corporation furnished or made available to such party and its representatives in connection with entering into this Amendment except as expressly set forth in this Amendment, the Tax Receivable Agreement, the Merger Agreement or the other documents entered into in connection with the transactions contemplated by the Merger Agreement.

6. Third Party Beneficiary. The parties hereto agree that Parent is an express third-party beneficiary of this Amendment and this Amendment is enforceable by Parent in all respects. No provision of this Amendment may be amended, waived, modified or terminated unless such amendment is approved in writing by each of the Board (or any Person(s) to whom the Board has delegated such authority) and Parent.

7. Further Assurances. Each party hereto agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by law or as, in the reasonable judgment of the Corporation, as may be necessary, advisable or appropriate to carry out the intent and purposes of this Amendment.

8. Entire Agreement. This Amendment constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

9. Miscellaneous. The provisions of Sections 7.1 (Notices), 7.2 (Counterparts), 7.4 (Governing Law), 7.5 (Severability), 7.6 (Successors; Assignment), 7.7 (Amendments; Waivers), 7.8 (Titles and Subtitles), 7.10 (Consent to Jurisdiction), 7.11 (Waiver of Jury Trial) and 7.14 (Confidentiality) of the Tax Receivable Agreement are incorporated herein by reference, mutatis mutandis, and shall be binding upon the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of June 6, 2024.

POWERSCHOOL HOLDINGS, INC.

By:	/s/ Hardeep Gulati
Name: Hardeep Gulati
Title: Chief Executive Officer

SEVERIN TOPCO, LLC (Series 1),
in its capacity as a TRA Holder and as the Agent

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

SEVERIN TOPCO, LLC (Series 2),
in its capacity as a TRA Holder and as the Agent

By:	/s/ Robert F. Smith
Name Robert F. Smith
Title: Director

VISTA EQUITY PARTNERS FUND VI, L.P.

By: Vista Equity Partners Fund VI GP, L.P.
Its: General Partner

By: VEPF VI GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

[Signature Page to Amendment to TRA]

VISTA EQUITY PARTNERS FUND VI-A, L.P.

By: Vista Equity Partners Fund VI GP, L.P.
Its: General Partner

By: VEPF VI GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

VEPF VI FAF, L.P.

By: Vista Equity Partners Fund VI GP, L.P.
Its: General Partner

By: VEPF VI GP, Ltd.
Its: General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Director

PINNACLE HOLDINGS I L.P.

By: Pinnacle Holdings I GP Inc.
Its: General Partner

By:	/s/ Laurence Goldberg
Name: Laurence Goldberg
Title: Vice President

ONEX POWERSCHOOL LP

By: Onex American Holdings GP LLC
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

[Signature Page to Amendment to TRA]

ONEX PARTNERS IV SELECT LP

By: Onex Partners IV GP LLC
Its: General Partner

By:	/s/ Joshua Hausman
Name Joshua Hausman
Title: Director

ONEX US PRINCIPALS LP

By: Onex American Holdings GP LLC
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX PARTNERS IV LP,
in its capacity as a TRA Holder and as the Onex Representative

By: Onex Partners IV GP LP
Its: General Partner

By: Onex Partners IV GP Limited
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX PARTNERS IV GP LP

By: Onex Partners IV GP Limited
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

[Signature Page to Amendment to TRA]

ONEX PARTNERS IV PV LP,

By: Onex Partners IV GP LP
Its: General Partner

By: Onex Partners IV GP Limited
Its: General Partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

[Signature Page to Amendment to TRA]

Annex G

Annex G: SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2) If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.